                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

--------------------------------------------------------------------------------

              SECOND AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT

                           Dated as of March 29, 2002

                                      among

                               UTI HOLDINGS, INC.,
                                  as Borrower,

                                     -and-

                      UNIVERSAL TECHNICAL INSTITUTE, INC.,
                                   as Parent,

                                      with

                          ANTARES CAPITAL CORPORATION,

                              JP MORGAN CHASE BANK,
                     as Trustee of the Antares Funding Trust
         created under a Trust Agreement dated as of November 30, 1999,

                                     -and-

                         THE ROYAL BANK OF SCOTLAND PLC,
                                   as Lenders

                                     -and-

                             HELLER FINANCIAL, INC.,
                            as Agent and as a Lender

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                              PAGE
SECTION 1     AMOUNTS AND TERMS OF LOANS....................................................................    2

     1.1      Loans.........................................................................................    2

              (A)      Term Loan A and Term Loan B..........................................................    2

              (B)      Revolving Loans......................................................................    4

              (C)      Letters of Credit and Risk Participation Agreements..................................    7

                       (1)      Maximum Amount..............................................................    7

                       (2)      Reimbursement...............................................................    8

                       (3)      Conditions of Issuance of Letters of Credit or Risk Participation Agreements    8

                       (4)      Request for Lender Letters of Credit or Risk Participation Agreements.......    9

                       (5)      Confirmation of Obligations.................................................    9

              (D)      Notes................................................................................    9

     1.2      Interest and Related Fees.....................................................................    9

              (A)      Interest.............................................................................    9

              (B)      Commitment Fee.......................................................................   12

              (C)      Risk Participation Fee...............................................................   12

              (D)      Computation of Interest and Related Fees.............................................   13

              (E)      Default Rate of Interest.............................................................   13

              (F)      Excess Interest......................................................................   13

              (G)      LIBOR Rate Election..................................................................   13

     1.3      Other Fees and Expenses.......................................................................   14

              (A)      Certain Fees.........................................................................   14

              (B)      Agency Fee...........................................................................   14

              (C)      LIBOR Breakage Fee...................................................................   14

              (D)      Expenses and Attorneys Fees..........................................................   15

     1.4      Payments......................................................................................   15

     1.5      Prepayments...................................................................................   16

              (A)      Voluntary Prepayment of Term Loans...................................................   16

              (B)      Prepayments from Excess Cash Flow....................................................   16

              (C)      Prepayments from Asset Dispositions..................................................   16

              (D)      Prepayment from Issuance of Securities...............................................   16

              (E)      Omitted..............................................................................   17

              (F)      Application of Proceeds..............................................................   17

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                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                              PAGE
              (G)      Risk Participation Liability.........................................................   17

     1.6      Term of the Agreement.........................................................................   17

     1.7      Loan Accounts.................................................................................   17

     1.8      Yield Protection..............................................................................   18

              (A)      Capital Adequacy and Other Adjustments...............................................   18

              (B)      Increased LIBOR Funding Costs........................................................   18

     1.9      Taxes.........................................................................................   19

              (A)      No Deductions........................................................................   19

              (B)      Changes in Tax Laws..................................................................   19

              (C)      Foreign Lenders......................................................................   20

     1.10     Optional Prepayment/Replacement of Lender in Respect of Increased Costs.......................   20

SECTION 2     AFFIRMATIVE COVENANTS.........................................................................   21

     2.1      Compliance With Laws and Contractual Obligations..............................................   21

     2.2      Maintenance of Properties; Insurance..........................................................   22

     2.3      Inspection; Lender Meeting....................................................................   23

     2.4      Corporate Existence, Etc......................................................................   23

     2.5      Environmental Matters.........................................................................   23

     2.6      Further Assurances............................................................................   24

     2.7      Use of Proceeds...............................................................................   24

SECTION 3     NEGATIVE COVENANTS............................................................................   25

     3.1      Indebtedness..................................................................................   25

     3.2      Liens and Related Matters.....................................................................   26

              (A)      No Liens.............................................................................   26

              (B)      No Negative Pledges..................................................................   27

              (C)      No Restrictions on Subsidiary Distributions to Borrower..............................   27

     3.3      Investments; Joint Ventures...................................................................   27

     3.4      Contingent Obligations........................................................................   29

     3.5      Restricted Junior Payments....................................................................   30

     3.6      Restriction on Fundamental Changes............................................................   32

     3.7      Disposal of Assets or Subsidiary Stock........................................................   32

     3.8      Transactions with Affiliates..................................................................   33

     3.9      Management Fees and Compensation..............................................................   33

     3.10     Conduct of Business...........................................................................   34

     3.11     Changes Relating to Subordinated Indebtedness and Other Agreements............................   34

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                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                              PAGE
     3.12     Fiscal Year...................................................................................   34

     3.13     Press Releases; Public Offering Materials.....................................................   34

     3.14     Subsidiaries..................................................................................   35

SECTION 4     FINANCIAL COVENANTS/REPORTING.................................................................   35

     4.1      Capital Expenditure Limits....................................................................   35

     4.2      Omitted.......................................................................................   35

     4.3      EBITDA........................................................................................   35

     4.4      Fixed Charge Coverage.........................................................................   36

     4.5      Total Interest Coverage.......................................................................   37

     4.6      Omitted.......................................................................................   38

     4.7      Total Indebtedness to TTM EBITDA Ratio........................................................   38

     4.8      Financial Statements and Other Reports........................................................   39

              (A)      Monthly Financials...................................................................   39

              (B)      Year-End Financials..................................................................   39

              (C)      Compliance Certificate...............................................................   39

              (D)      Omitted..............................................................................   39

              (E)      Accountants' Reports.................................................................   39

              (F)      Omitted..............................................................................   40

              (G)      DOE Letter of Credit Requirement.....................................................   40

              (H)      Additional Deliveries................................................................   40

              (I)      Appraisals...........................................................................   40

              (J)      Projections..........................................................................   40

              (K)      SEC Filings and Press Releases.......................................................   41

              (L)      Events of Default, Etc...............................................................   41

              (M)      Litigation...........................................................................   41

              (N)      Supplemented Schedules; Notice of Corporate Changes..................................   41

              (O)      Other Information....................................................................   42

     4.9      Accounting Terms; Utilization of GAAP for Purposes of Calculations Under Agreement............   42

SECTION 5     REPRESENTATIONS AND WARRANTIES................................................................   42

     5.1      Disclosure....................................................................................   42

     5.2      No Material Adverse Effect....................................................................   43

     5.3      No Default....................................................................................   43

     5.4      Organization, Powers, Capitalization and Good Standing........................................   43

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                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                              PAGE
              (A)      Organization and Powers..............................................................   43

              (B)      Capitalization.......................................................................   44

              (C)      Binding Obligation...................................................................   44

              (D)      Qualification........................................................................   44

     5.5      Financial Statements..........................................................................   44

     5.6      Intellectual Property.........................................................................   44

     5.7      Investigations, Audits, Etc...................................................................   45

     5.8      Employee Matters..............................................................................   45

     5.9      Solvency......................................................................................   45

     5.10     Regulatory Compliance of Holdings and its Subsidiaries........................................   45

     5.11     Leases and Contracts; Indebtedness............................................................   46

     5.12     Fees..........................................................................................   46

     5.13     Existing Loan Documents.......................................................................   46

     5.14     Margin Regulations............................................................................   47

     5.15     Environmental Matters.........................................................................   47

     5.16     Subordinated Indebtedness and Seller Subordinated Notes.......................................   47

SECTION 6     DEFAULT, RIGHTS AND REMEDIES..................................................................   48

     6.1      Event of Default..............................................................................   48

              (A)      Payment..............................................................................   48

              (B)      Default in Other Agreements..........................................................   48

              (C)      Breach of Certain Provisions.........................................................   48

              (D)      Breach of Warranty...................................................................   48

              (E)      Other Defaults Under Loan Documents..................................................   48

              (F)      Involuntary Bankruptcy; Appointment of Receiver, Etc.................................   48

              (G)      Voluntary Bankruptcy; Appointment of Receiver, Etc...................................   49

              (H)      Governmental Liens...................................................................   49

              (I)      Judgment and Attachments.............................................................   49

              (J)      Dissolution..........................................................................   49

              (K)      Solvency.............................................................................   49

              (L)      Injunction...........................................................................   49

              (M)      ERISA; Pension Plans.................................................................   49

              (N)      Environmental Matters................................................................   50

              (O)      Invalidity of Loan Documents.........................................................   50

              (P)      Damage; Strike; Casualty.............................................................   50

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                              PAGE
              (Q)      Licenses and Permits.................................................................   50

              (R)      Failure of Security..................................................................   50

              (S)      Business Activities..................................................................   50

              (T)      Change in Control....................................................................   50

              (U)      Loss of Funding, Accreditation.......................................................   51

              (V)      Subordinated Indebtedness............................................................   51

     6.2      Suspension of Commitments.....................................................................   51

     6.3      Acceleration..................................................................................   52

     6.4      Performance by Agent..........................................................................   52

     6.5      Application of Proceeds.......................................................................   52

SECTION 7     CONDITIONS TO LOANS; CONDITIONS TO EFFECTIVENESS..............................................   53

     7.1      Conditions to Initial Loans under this Agreement..............................................   53

     7.2      Conditions to All Loans.......................................................................   54

     7.3      Conditions to Effectiveness...................................................................   55

SECTION 8     ASSIGNMENT AND PARTICIPATION..................................................................   55

     8.1      Assignments and Participations in Loans and Notes.............................................   55

     8.2      Agent.........................................................................................   57

              (A)      Appointment..........................................................................   57

              (B)      Nature of Duties.....................................................................   58

              (C)      Rights, Exculpation, Etc.............................................................   58

              (D)      Reliance.............................................................................   59

              (E)      Indemnification......................................................................   59

              (F)      Heller Individually..................................................................   59

              (G)      Successor Agent......................................................................   60

                       (1)      Resignation.................................................................   60

                       (2)      Appointment of Successor....................................................   60

                       (3)      Successor Agent.............................................................   60

              (H)      Collateral Matters...................................................................   60

                       (1)      Release of Collateral.......................................................   60

                       (2)      Confirmation of Authority; Execution of Releases............................   61

                       (3)      Absence of Duty.............................................................   61

              (I)      Agency for Perfection................................................................   61

              (J)      Dissemination of Information.........................................................   62

              (K)      Notice of Default....................................................................   62

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                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                              PAGE
     8.3      Amendments, Consents and Waivers for Certain Actions..........................................   62

     8.4      Set Off and Sharing of Payments...............................................................   62

     8.5      Disbursement of Funds.........................................................................   63

     8.6      Disbursements of Advances; Payment............................................................   63

              (A)      Revolving Loan Advances, Payments and Settlements; Related Fee Payments..............   63

              (B)      Term Loan Payments; Related Fee Payments.............................................   65

              (C)      Availability of Lender's Pro Rata Share..............................................   65

              (D)      Return of Payments...................................................................   65

SECTION 9     MISCELLANEOUS.................................................................................   65

     9.1      Indemnities...................................................................................   65

     9.2      Amendments and Waivers........................................................................   66

     9.3      Notices.......................................................................................   66

     9.4      Failure or Indulgence Not Waiver; Remedies Cumulative.........................................   68

     9.5      Marshalling; Payments Set Aside...............................................................   68

     9.6      Severability..................................................................................   68

     9.7      Lenders' Obligations Several; Independent Nature of Lenders' Rights...........................   68

     9.8      Headings......................................................................................   68

     9.9      Applicable Law................................................................................   68

     9.10     Successors and Assigns........................................................................   69

     9.11     No Fiduciary Relationship.....................................................................   69

     9.12     Construction..................................................................................   69

     9.13     Confidentiality; Dissemination of Information.................................................   69

     9.14     Consent to Jurisdiction and Service of Process................................................   70

     9.15     Waiver of Jury Trial..........................................................................   70

     9.16     Survival of Warranties and Certain Agreements.................................................   71

     9.17     Entire Agreement..............................................................................   71

     9.18     Counterparts..................................................................................   71

     9.19     Schedules and Exhibits........................................................................   71

     9.20     Consent of Lenders............................................................................   71

     9.21     No Novation...................................................................................   71

     9.22     Historical References.........................................................................   72

SECTION 10    DEFINITIONS...................................................................................   72

     10.1     Certain Defined Terms.........................................................................   72

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                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                              PAGE

     10.2     Other Definitional Provisions.................................................................   87


                         LIST OF EXHIBITS AND SCHEDULES

EXHIBITS

Exhibit 1.2(G)        -   LIBOR Loan Request
Exhibit 1.5(B)        -   Excess Cash Flow Computation
Exhibit 3.2(A)        -   Form of Intercompany Note
Exhibit 3.2(B)        -   Form of Intercompany Note (Borrower)
Exhibit 4.8(C)        -   Compliance Certificate
Exhibit 10.1(A)       -   Form of Amended and Restated Term Note A
                          Form of Second Amended and Restated Term Note B
                          Form of Revolving Note
Exhibit 10.1(B)       -   Form of Lender Addition Agreement
Exhibit 10.1(C)       -   Omitted
Exhibit 10.1(D)       -   Form of Management Note
Exhibit 10.1(E)       -   Form of Intercompany Intercreditor Letter
Exhibit 10.1(F)       -   Form of Intercompany Security Agreement
Exhibit 10.1(G)       -   Form of NTT/PTA Release

SCHEDULES

Schedule A            -   Exiting Lenders
Schedule 1.2(E)       -   Excluded Defaults
Schedule 2            -   Purchased Securities
Schedule 3.1(D)       -   Indebtedness
Schedule 3.2(A)(10)   -   Liens
Schedule 3.4          -   Contingent Obligations
Schedule 3.8          -   Affiliate Transactions
Schedule 3.9          -   Management Fees and Compensation
Schedule 3.10         -   Business Description
Schedule 5.3          -   Violations, Conflicts, Breaches and Defaults
Schedule 5.4(A)       -   Jurisdictions of Organization
Schedule 5.4(B)       -   Capitalization
Schedule 5.4(D)       -   Foreign Qualifications
Schedule 5.6          -   Intellectual Property
Schedule 5.7          -   Investigations and Audits
Schedule 5.8          -   Employee Matters
Schedule 5.11         -   Noncontravention
Schedule 5.16         -   Subordinated Indebtedness and Seller Subordinated
                            Notes
Schedule 7.1          -   List of Closing Documents
Schedule 10.1(A)      -   Pro Forma
Schedule 10.1(B)      -   September 1999 Capital Contribution

                             INDEX OF DEFINED TERMS

           DEFINED TERM                                                 DEFINED IN SECTION
ACCST                                                                                    Section 10.1
Accounting Changes                                                                        Section 4.9
Accrediting Agency                                                                       Section 10.1
Adjustment Date                                                                        Section 1.2(A)
Affected Lender                                                                          Section 1.10
Affiliate                                                                                Section 10.1
Agent                                                                                    Section 10.1
Agreement                                                                                Section 10.1
Amended and Restated Credit Agreement                                                        Recitals
Amendment and Restatement Date                                                           Section 10.1
Amendment No. 1                                                                          Section 10.1
Amendment No. 1 Date                                                                     Section 10.1
Amendment No. 2                                                                          Section 10.1
Amendment No. 2 Date                                                                     Section 10.1
Amendment No. 3                                                                          Section 10.1
Annuity Trust                                                                            Section 10.1
Antares                                                                                      Preamble
Antares Trustee                                                                              Preamble
Applicable Date                                                                        Exhibit 4.8(C)
Asset Disposition                                                                        Section 10.1
Asset Purchase Agreement                                                                 Section 10.1
Assigning Lender                                                                       Section 8.3(C)
Availability                                                                             Section 10.1
Bankruptcy Code                                                                          Section 10.1
Base Rate                                                                              Section 1.2(A)
Base Rate Loans                                                                        Section 1.2(A)
Base Rate Margin                                                                       Section 1.2(A)
Basel Accord                                                                              Section 1.8
Borrower                                                                                     Preamble
Business Day                                                                             Section 10.1
Business Unit Disposition                                                                Section 10.1
Calculation Period                                                                     Section 1.2(A)
Capex Limit                                                                               Section 4.1
Capital Expenditure                                                                       Section 4.1
Cash Collateral Agreement                                                                Section 10.1
Cash Equivalents                                                                          Section 3.3
Certificate of Exemption                                                               Section 1.9(C)
Certifications and Accreditations                                                        Section 10.1
CEG Closing Note                                                                         Section 10.1
CERCLA                                                    Section 10.1 (Def. of "Environmental Laws")
Charlesbank                                                                              Section 10.1
CHC/CEG Assets                                                                           Section 10.1
Closing Date                                                                             Section 10.1
Cohort Default Rate                                                                      Section 10.1
Collateral                                                                               Section 10.1
Collateralized DOE Letter of Credit                                                    Section 1.1(B)
Common Stock                                                                             Section 10.1
Companies                                                                                Section 10.1
Contingent Obligation                                                                     Section 3.4
Continuing Lenders                                                                           Preamble

                             INDEX OF DEFINED TERMS
                                   (CONTINUED)

               DEFINED TERM                                          DEFINED IN SECTION
Contractual Obligations                                                                  Section 10.1
Convertible Preferred Stock                                                              Section 10.1
Convertible Preferred Stock Purchase Agreement                                           Section 10.1
Current Stockholders                                                                     Section 10.1
Daily Loan Balance                                                               Section 8.6(A)(3)(a)
Daily Interest Amount                                                            Section 8.6(A)(3)(c)
Daily Interest Rate                                                              Section 8.6(A)(3)(b)
Default                                                                                  Section 10.1
DOE                                                                                      Section 10.1
DOE Exposure                                                                           Section 1.1(B)
DOE Issuer                                            Section 1.1(B) (Def. of "DOE Letter of Credit")
DOE Letter of Credit                                                                   Section 1.1(B)
DOE Risk Participation Liability                                                       Section 1.1(B)
DOE Sublimit                                                                        Section 1.1(B)(2)
DOE Working Capital Loan                                                               Section 1.1(B)
EBITDA                                                                                 Exhibit 4.8(C)
Employment Agreements                                                                    Section 10.1
Environmental Laws                                                                       Section 10.1
Environmental Liabilities                                                                Section 10.1
Environmental Permits                                                                    Section 10.1
ERISA                                                                                    Section 10.1
Event of Default                                                                          Section 6.1
Excess Cash Flow                                                                       Exhibit 4.8(C)
Existing Lenders                                                                             Recitals
Existing Revolving Loans                                                               Section 1.1(B)
Exiting Lenders                                                                              Recitals
Expiry Date                                                                              Section 10.1
First Amended and Restated Credit Agreement                                              Section 10.1
Fiscal Quarter                                                                           Section 10.1
Fixed Charge Coverage                                                                  Exhibit 4.8(C)
Foreign Lender                                                                         Section 1.9(C)
Freely Available Cash and Cash Equivalents                                               Section 10.1
Funding Date                                                                              Section 7.2
GAAP                                                                                     Section 10.1
Governmental Authority                                                                   Section 10.1
Hazardous Material                                                                       Section 10.1
Heller                                                                                       Preamble
Holdings                                                                                     Preamble
Holdings Subordinated Indebtedness                                                       Section 10.1
Holdings Subordinated Indebtedness (JZEP)                                                Section 10.1
Holdings Subordinated Indebtedness (NTT)                                                 Section 10.1
Holdings Subordinated Indebtedness (Sellers)                                             Section 10.1
Holdings Subordinated Indebtedness Documents                                             Section 10.1
Holdings Subordinated Indebtedness Documents (MCIT)                                      Section 10.1
Holdings Subordinated Indebtedness Documents (NTT)                                       Section 10.1
Incremental Term Loan A                                                                Section 1.1(A)
Indebtedness                                                                             Section 10.1
Indemnitees                                                                               Section 9.1
Institution                                                                              Section 10.1

                             INDEX OF DEFINED TERMS
                                   (CONTINUED)

           DEFINED TERM                                                 DEFINED IN SECTION
Institution Subsidiary                                                                   Section 10.1
Intellectual Property                                                                     Section 5.6
Intercompany Intercreditor Letter                                                        Section 10.1
Intercompany Note                                                                   Section 3.1(B)(2)
Intercompany Security Agreement                                                          Section 10.1
Interest Expense                                                                       Exhibit 4.8(C)
Interest Period                                                                        Section 1.2(A)
Interest Ratio                                                                   Section 8.6(A)(3)(d)
Interest Settlement Date                                                            Section 8.6(A)(3)
Investment                                                                                Section 3.3
IRC                                                                                      Section 10.1
Jordan                                                                                   Section 10.1
Jordan Group                                                                             Section 10.1
JZEP                                                                                     Section 10.1
Lender(s)                                                                                Section 10.1
Lender Addition Agreement                                                                Section 10.1
Lender Letter of Credit                                                                Section 1.1(C)
Letter of Non-Exemption                                                                Section 1.9(C)
LIBOR                                                                                  Section 1.2(A)
LIBOR Breakage Fee                                                                     Section 1.3(C)
LIBOR Loans                                                                            Section 1.2(A)
LIBOR Margin                                                                           Section 1.2(A)
Lien                                                                                     Section 10.1
Loan(s)                                                                                  Section 10.1
Loan Documents                                                                           Section 10.1
Loan Party                                                                               Section 10.1
Loan Year                                                                                Section 10.1
Management Agreement                                                                     Section 10.1
Management Note                                                                          Section 10.1
Material Adverse Effect                                                                  Section 10.1
Maximum DOE Limit                                                                      Section 1.1(B)
Maximum Non-DOE Limit                                                                  Section 1.1(B)
Maximum Revolver Loan Balance                                                          Section 1.1(B)
MCIT                                                                                     Section 10.1
Modification No. 1                                                                       Section 10.1
Modification No. 2                                                                       Section 10.1
Modification No. 3                                                                       Section 10.1
Nascar Sale/Leaseback                                                                    Section 10.1
Necessary Regulatory Authorities                                                         Section 10.1
Net Proceeds                                               Section 10.1 (Def. of "Asset Disposition")
Newco                                                                                     2nd Recital
New Lender                                                                                   Recitals
1999 Subscription Agreement                                                              Section 3.11
Non-Collateralized DOE Letter of Credit                                                Section 1.1(B)
Non-DOE Exposure                                                                       Section 1.1(B)
Non-DOE Letter of Credit                                                               Section 1.1(B)
Non-DOE Risk Participation Liability                                                   Section 1.1(B)
Non-DOE Sublimit                                                                    Section 1.1(B)(1)
Non-DOE Working Capital Loan                                                           Section 1.1(B)

                             INDEX OF DEFINED TERMS
                                   (CONTINUED)

               DEFINED TERM                                                        DEFINED IN SECTION
Non-Institution Subsidiary                                                               Section 10.1
Normalized Capital Expenditures                                                          Section 10.1
Note(s)                                                                                  Section 10.1
NTT                                                                                      Section 10.1
NTT/PTA Release                                                                          Section 10.1
NTT Purchase Agreement                                                                   Section 10.1
NTT Purchase Transaction                                                                 Section 10.1
NTT Related Transactions                                                                 Section 10.1
Obligations                                                                              Section 10.1
Old CEG                                                                                  Section 10.1
Old CHC                                                                                  Section 10.1
Original Credit Agreement                                                                 1st Recital
Original Term Loan B                                                                   Section 1.1(A)
Original Transaction Date                                                                Section 10.1
Penske                                                                                   Section 10.1
Penske/Charlesbank Related Transactions                                                  Section 10.1
Penske/Charlesbank Related Transaction Documents                                         Section 10.1
Permitted Acquisition                                                                    Section 10.1
Permitted Encumbrances                                                                 Section 3.2(A)
Person                                                                                   Section 10.1
Pledge Agreement                                                                         Schedule 7.1
Preferred Stock                                                                          Section 10.1
Pre-Acquisition Target EBITDA                                                            Section 10.1
Pro Forma                                                                                Section 10.1
Projections                                                                              Section 10.1
Pro Rata Share                                                                           Section 10.1
Program Participation Agreement                                                          Section 10.1
PTA                                                                                      Section 10.1
Purchase Agreement (MCIT)                                                                Section 10.1
RBS                                                                                          Preamble
Real Estate                                                                              Section 10.1
Register                                                                                  Section 8.1
Regulations                                                                              Section 10.1
Related Fund                                                                              Section 8.1
Related Transactions                                                                     Section 10.1
Related Transactions Documents                                                           Section 10.1
Release                                                                                  Section 10.1
Remaining Subordinated Indebtedness                                                      Section 10.1
Remaining Subordinated Indebtedness Documents                                            Section 10.1
Replacement Lender                                                                    Section 1.10(A)
Required Lending Multiple                                                              Section 1.1(B)
Required Revolving Lenders                                                               Section 10.1
Requisite Lenders                                                                        Section 10.1
Responsible Officer                                                                      Section 10.1
Restricted Junior Payment                                                                 Section 3.5
Revolving Loan Commitment                                                              Section 1.1(B)
Revolving Loans                                                                        Section 1.1(B)
Revolving Note                                                                           Section 10.1
Risk Participation Agreement                                                           Section 1.1(C)

                             INDEX OF DEFINED TERMS
                                   (CONTINUED)

                 DEFINED TERM                                         DEFINED IN SECTION
Risk Participation Liability                                                           Section 1.1(B)
Salomon                                                                                   Section 8.1
Scheduled Installments                                                                 Section 1.1(A)
Second Amendment and Restatement Date                                                    Section 10.1
Securities Purchase Agreement                                                            Section 10.1
Security Documents                                                                       Section 10.1
Seller Subordinated Notes                                                                Section 10.1
Sellers                                                                                  Section 10.1
September 1999 Capital Contribution                                                      Section 10.1
Series C Preferred Stock                                                                 Section 10.1
Settlement Date                                                                     Section 8.6(A)(2)
Sharp                                                                                    Section 10.1
Statement                                                                              Section 4.8(B)
Start-Up Expenses                                                                        Section 10.1
Stockholders Agreement                                                                   Section 10.1
Subject Subordinated Indebtedness                                                        Section 10.1
Subordinated Indebtedness                                                                Section 10.1
Subordinated Indebtedness Documents                                                      Section 10.1
Subsidiary                                                                               Section 10.1
Target Business                                        Section 10.1 (Def. of "Permitted Acquisition")
Target Person                                          Section 10.1 (Def. of "Permitted Acquisition")
Tax Liabilities                                                                        Section 1.9(A)
Tax-Sharing Agreement                                                                    Section 10.1
Term Loan A                                                                            Section 1.1(A)
Term Loan B                                                                            Section 1.1(A)
Term Loan B Prepayment                                                                 Section 7.1(G)
Term Loans                                                                             Section 1.1(A)
Term Note                                                                                Section 10.1
Third Amendment                                                                          Section 10.1
Third Amendment Date                                                                     Section 10.1
Title IV                                                                                 Section 10.1
Total DOE Exposure                                                                     Section 1.1(B)
Total Indebtedness                                                                     Exhibit 4.8(C)
Total Interest Coverage                                                                Exhibit 4.8(C)
Total Risk Participation Liability                                                     Section 1.1(B)
Trusts                                                                                   Section 10.1
TTM EBITDA                                                                             Section 1.2(A)
UCC                                                                                      Section 10.1
Underlying DOE Letter of Credit                         Section 10.1 (Def. of "DOE Letter of Credit")
Unitrust                                                                                 Section 10.1
UTI Related Transactions                                                               Section 1.1(B)
UTI Transactions                                                                         Section 10.1
White Note                                                                               Section 10.1
Wholly-Owned Subsidiary                                                                  Section 10.1

              SECOND AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT

This SECOND AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT is dated as of March 29, 2002 and entered into by and among UTI HOLDINGS INC., an Arizona corporation ("BORROWER"), with its principal place of business at 3002 North 27th Avenue, Phoenix, Arizona 85017 and UNIVERSAL TECHNICAL INSTITUTE, INC., a Delaware corporation ("HOLDINGS"), with its principal place of business at 3002 North 27th Avenue, Phoenix, Arizona 85017, and ANTARES CAPITAL CORPORATION, a Delaware corporation ("ANTARES"), as a Lender (as hereinafter defined), JP MORGAN CHASE BANK, a New York banking corporation, as Trustee of the Antares Funding Trust created under a Trust Agreement dated as of November 30, 1999 ("ANTARES TRUSTEE"), as a Lender, and THE ROYAL BANK OF SCOTLAND PLC, a bank organized under the laws of Scotland ("RBS"), as a Lender, and HELLER FINANCIAL, INC., a Delaware corporation (in its individual capacity "HELLER"), with offices at 500 West Monroe Street, Chicago, Illinois 60661, as a Lender, and as agent for all Lenders, and such other persons executing this Agreement as Lenders. All terms used in the Recitals but not defined therein are used as defined in Section 10 of this Agreement.

                                R E C I T A L S:

WHEREAS, Borrower, Holdings, Agent and certain financial institutions, as lenders (the "EXISTING LENDERS"), are parties to an Amended and Restated Credit Agreement, dated as of June 30, 1998 as amended, by Amendment No. 1, dated as of September 30, 1998, Amendment No. 2, dated as of September 30, 1998, Amendment No. 3, dated as of September 30, 1999 and Amendment No. 4, dated as of December 11, 2001 (the "ORIGINAL CREDIT AGREEMENT" and as amended and restated by this Second Amendment and Restatement, this "AMENDED AND RESTATED CREDIT AGREEMENT" or this "AGREEMENT");

WHEREAS, the lenders identified on Schedule A (the "EXITING LENDERS") shall immediately prior to the effectiveness of this Agreement, assign all amounts owing to them under the Original Credit Agreement (other than the proceeds of the Term Loan B Prepayment and interest payable in connection therewith) to New Lenders (as hereinafter defined) and/or Continuing Lenders and all of their rights and obligations as a "Lender" under and as defined in the Original Credit Agreement to New Lenders and/or Continuing Lenders and cease to be parties to the Original Credit Agreement (but shall continue to be entitled to receive the proceeds of the Term Loan B Prepayment and interest payable in connection therewith);

WHEREAS, certain parties to this Agreement identified as "New Lenders" on the signature pages hereto ("NEW LENDERS") shall concurrently with the effectiveness of this Agreement become a party to the Original Credit Agreement by executing and delivering one or more counterparts of this Agreement and by becoming an assignee of an Exiting Lender and/or Continuing Lender;

WHEREAS, certain of the lenders party to the Original Credit Agreement identified as such on the signature pages hereto (the "CONTINUING LENDERS") shall continue as Lenders under this Agreement [and may assign rights and obligations under the Original Credit Agreement to one or more other Continuing Lenders or New Lenders and/or accept assignments of rights and obligations under the Original Credit Agreement from one or more other Continuing Lenders or New Lenders]; and

WHEREAS, Holdings and Borrower have requested Agent, the New Lenders and the Continuing Lenders (collectively and severally, as more particularly defined in Section 10, "LENDERS") to amend and restate the Original Credit Agreement to, inter alia, provide for an increase of the Revolving Loan Commitment to $20,000,000, extend the terms of the Revolving Loan Commitment, Term Loan A and Term Loan B, provide for a prepayment of Term Loan B in the principal amount of $24,788,500.00 and increase Term Loan A by $6,906,250.00; and

WHEREAS, Agent and Lenders are willing, subject to and upon the terms and conditions herein set forth, to so amend and restate the Original Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrower, Lenders and Agent hereby agree that the Original Credit Agreement (including, without limitation, the exhibits and schedules thereto) is, subject to the satisfaction of the conditions set forth in subsection 7.3 hereof, amended and restated in its entirety by this Agreement.

                                   SECTION 1

                           AMOUNTS AND TERMS OF LOANS

1.1 LOANS. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower and Holdings contained herein:

         (A) TERM LOAN A AND TERM LOAN B. (a) As of the date hereof and immediately prior to the Second Amendment and Restatement Date,

                  (1) the outstanding principal balance of the term loan ("TERM LOAN A") in the original principal amount of $22,000,000 and originally advanced hereunder on January 23, 1998, is $13,093,750 and remains outstanding and the Borrower agrees that such principal amount is owing without defense, offset, recoupment or deduction and

                  (2) the outstanding principal balance of the term loan ("TERM LOAN B") in the original principal amount of $18,000,000 advanced hereunder on January 23, 1998 and of an additional $38,500,000 advanced hereunder on June 30, 1998 is $54,788,500.00, and the Borrower agrees that such principal amount is owing without defense, offset, recoupment or deduction,

                  (3) subject to the terms and conditions hereof, on the Second Amendment and Restatement Date, the Lenders severally and not jointly agree to lend to the Borrower their respective Pro Rata Shares ("INCREMENTAL TERM LOAN A") of an additional amount, to be added to and to become a part of Term Loan A equal to $6,906,250.00, and

                  (4) after giving effect to the advance of Incremental Term Loan A, the outstanding principal balance of Term Loan A will be $20,000,000 and after giving effect to the Term Loan B Prepayment, (as hereinafter defined) the outstanding principal balance of Term Loan B shall be $30,000,000 (Term Loan A and Term Loan B, hereinafter sometimes referred to individually as a "TERM LOAN" and collectively as "TERM LOANS").

                           Borrower shall repay Term Loan A and Term Loan B through periodic payments on the dates and in the amounts indicated below (together with the installments referred to in subsection 1.1(B)(2), "SCHEDULED INSTALLMENTS").

                   TERM LOAN A:

--------------------------------------------------
      DATE              SCHEDULED INSTALLMENT
--------------------------------------------------
June 30, 2002                 $  425,000
--------------------------------------------------
September 30, 2002            $  425,000
--------------------------------------------------
December 31, 2002             $  425,000
--------------------------------------------------
March 31, 2003                $  425,000
--------------------------------------------------
June 30, 2003                 $  675,000
--------------------------------------------------
September 30, 2003            $  675,000
--------------------------------------------------
December 31, 2003             $  675,000
--------------------------------------------------
March 31, 2004                $  675,000
--------------------------------------------------
June 30, 2004                 $  925,000
--------------------------------------------------
September 30, 2004            $  925,000
--------------------------------------------------
December 31, 2004             $  925,000
--------------------------------------------------
March 31, 2005                $  925,000
--------------------------------------------------
June 30, 2005                 $1,300,000
--------------------------------------------------
September 30, 2005            $1,300,000
--------------------------------------------------
December 31, 2005             $1,300,000
--------------------------------------------------
March 31, 2006                $1,300,000
--------------------------------------------------
June 30, 2006                 $1,675,000
--------------------------------------------------
September 30, 2006            $1,675,000
--------------------------------------------------
December 31, 2006             $1,675,000
--------------------------------------------------
March 31, 2007                $1,675,000
--------------------------------------------------

                  TERM LOAN B:

--------------------------------------------------
       DATE             SCHEDULED INSTALLMENT
--------------------------------------------------
June 30, 2002                 $   75,000
--------------------------------------------------
September 30, 2002            $   75,000
--------------------------------------------------
December 31, 2002             $   75,000
--------------------------------------------------
March 31, 2003                $   75,000
--------------------------------------------------
June 30, 2003                 $   75,000
--------------------------------------------------
September 30, 2003            $   75,000
--------------------------------------------------
December 31, 2003             $   75,000
--------------------------------------------------
March 31, 2004                $   75,000
--------------------------------------------------
June 30, 2004                 $   75,000
--------------------------------------------------
September 30, 2004            $   75,000
--------------------------------------------------
December 31, 2004             $   75,000
--------------------------------------------------
March 31, 2005                $   75,000
--------------------------------------------------
June 30, 2005                 $   75,000
--------------------------------------------------
September 30, 2005            $   75,000
--------------------------------------------------
December 31, 2005             $   75,000
--------------------------------------------------
March 31, 2006                $   75,000
--------------------------------------------------
June 30, 2006                 $   75,000
--------------------------------------------------
September 30, 2006            $   75,000
--------------------------------------------------
December 31, 2006             $   75,000
--------------------------------------------------
March 31, 2007                $   75,000
--------------------------------------------------
June 30, 2007                 $3,125,000
--------------------------------------------------
September 30, 2007            $3,125,000
--------------------------------------------------
December 31, 2007             $3,125,000
--------------------------------------------------
March 31, 2008                $3,125,000
--------------------------------------------------
June 30, 2008                 $4,000,000
--------------------------------------------------
September 30, 2008            $4,000,000
--------------------------------------------------
December 31, 2008             $4,000,000
--------------------------------------------------
March 31, 2009                $4,000,000
--------------------------------------------------

                           Amounts borrowed under this subsection 1.1(A) and repaid may not be reborrowed.

         (B)      REVOLVING LOANS.

                  (1) Subject to the satisfaction of the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, each Lender agrees, severally and not jointly, to lend to Borrower from the Second Amendment and Restatement Date to the Expiry Date its Pro Rata Share of the loans requested by Borrower to be made by Lenders under this subsection 1.1(B), up to an aggregate maximum principal amount for all Lenders of $20,000,000 outstanding at any one time (as the same may be reduced from time to time hereunder, the "REVOLVING LOAN COMMITMENT") which may be used for general corporate and working capital purposes (i) to reimburse drawings under DOE Letters of Credit ("DOE WORKING CAPITAL LOANS") and (ii) other than for reimbursement of drawings under DOE Letters of Credit ("NON-DOE WORKING CAPITAL LOANS"). The outstanding principal amount of DOE Working Capital

                           Loans, together with the DOE Risk Participation Liability, shall not exceed at any time the greater of (a) $10,000,000 and (b) an amount, not exceeding $15,000,000, equal to 10% of Title IV funding received by the Borrower's Institution Subsidiaries for the fiscal year of the Borrower ending most recently prior to such time (the "DOE SUBLIMIT"). The outstanding principal amount of Non-DOE Working Capital Loans, together with the Non-DOE Risk Participation Liability, shall not exceed at any time the amount by which the Revolving Loan Commitment exceeds the DOE Sublimit (the "NON-DOE SUBLIMIT"). The Revolving Loan made on the Second Amendment and Restatement Date shall not exceed $4,500,000 and only one Revolving Loan shall be made on the Second Amendment and Restatement Date. Advances or amounts outstanding under the Revolving Loan Commitment will be called "REVOLVING LOANS". Revolving Loans may be repaid and reborrowed until the Expiry Date. Borrower confirms that, immediately prior to the Second Amendment and Restatement Date, there are no Revolving Loans outstanding.

                  (2) No DOE Working Capital Loan shall be made and no DOE Letter of Credit shall be issued if, as a result of either thereof, the DOE Exposure would exceed the Maximum DOE Limit. No Non-DOE Working Capital Loan shall be made and no Non-DOE Letter of Credit shall be issued if, as a result of either thereof, the Non-DOE Exposure would exceed the Maximum Non-DOE Limit. No Revolving Loan shall be made and no Lender Letter of Credit or Risk Participation Agreement shall be issued if, as a result of either thereof, the outstanding balance of Revolving Loans would exceed the Maximum Revolver Loan Balance. If, at any time, the outstanding principal balance of Revolving Loans exceeds the Maximum Revolver Loan Balance, Borrower shall immediately repay Revolving Loans and/or immediately provide cash collateral to Agent on terms acceptable to Agent for Risk Participation Liability to eliminate such excess. If, at any time, the DOE Exposure exceeds the Maximum DOE Limit, Borrower shall immediately repay DOE Working Capital Loans and/or immediately cause any Non-Collateralized DOE Letters of Credit to become Collateralized DOE Letters of Credit, in an amount sufficient to eliminate such excess. If, at any time, the Non-DOE Exposure exceeds the Maximum Non-DOE Limit, Borrower shall immediately repay Non-DOE Working Capital Loans and/or immediately provide cash collateral to Agent on terms acceptable to Agent for Non-DOE Risk Participation Liability, in an amount sufficient to eliminate such excess.

                           Revolving Loans may be requested by Borrower in any amount with one (1) Business Day's prior notice required for Revolving Loans in amounts greater than or equal to $2,000,000. For Revolving Loans of less than $2,000,000, written or telephonic notice must be provided by 12:00 noon CST on the day on which the Revolving Loan is to be made, provided, that Borrower shall in any event be required to provide three (3) Business Days' prior written or telephonic notice to Agent of each LIBOR Loan by 12:00 noon CST on the third Business Day prior to the Funding Date for such LIBOR Loan. All Loans requested telephonically must be confirmed in writing within twenty-four (24) hours. Neither Agent nor any Lender shall incur any liability to Borrower for acting upon any telephonic notice that Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Borrower.

                  (3)      For the purposes of this Agreement:

                           "COLLATERALIZED DOE LETTER OF CREDIT" means a DOE Letter of Credit for which Borrower shall have deposited cash collateral, pursuant to a Cash Collateral Agreement, in an amount equal to the DOE Risk Participation Liability arising under such DOE Letter of Credit.

                           "DOE EXPOSURE" means the sum, at any time of (i) the outstanding principal amount of DOE Working Capital Loans plus (ii) DOE Risk Participation Liability (after giving effect to the use of proceeds of any DOE Working Capital Loan included in (i) above).

                           "DOE LETTER OF CREDIT" means a Lender Letter of Credit or Risk Participation Agreement issued in respect of a letter of credit, which Lender Letter of Credit or letter of credit shall have been issued (i) for the benefit of DOE for the account of Borrower or
                           (ii) (x) for the benefit of the issuer ("DOE ISSUER") of a letter of credit issued for the benefit of DOE for the account of Borrower or any of its Subsidiaries (an "UNDERLYING DOE LETTER OF CREDIT") and (y) in respect of the DOE Issuer's liability in respect of an Underlying DOE Letter of Credit; and which Lender Letter of Credit, letter of credit, Risk Participation Agreement and Underlying DOE Letter of Credit, as applicable, shall be in form, scope and substance satisfactory to Agent and Requisite Lenders, and any amendment, renewal, extension or renewal of such Lender Letter of Credit, letter of credit, Risk Participation Agreement and Underlying Letter of Credit, as applicable, which has been consented to in writing by Agent and the Requisite Lenders.

                           "DOE RISK PARTICIPATION LIABILITY" means Risk Participation Liability arising from a DOE Letter of Credit.

                           "MAXIMUM DOE LIMIT" means the lesser of (i) the Revolving Loan Commitment and (ii) the DOE Sublimit.

                           "MAXIMUM NON-DOE LIMIT" means the lesser of (i) the Revolving Loan Commitment and (ii) the Non-DOE Sublimit.

                           "MAXIMUM REVOLVER LOAN BALANCE" means (i) the Revolving Loan Commitment less (ii) the Total Risk Participation Liability.

                           "NON-COLLATERALIZED DOE LETTER OF CREDIT" means a DOE Letter of Credit other than a Collateralized DOE Letter of Credit.

                           "NON-DOE EXPOSURE" means the sum, at any time of (i) the outstanding principal amount of Non-DOE Working Capital Loans plus (ii) Non-DOE Risk Participation Liability (after giving effect to the use of proceeds of any Non-DOE Working Capital Loan included in (i) above).

                           "NON-DOE LETTER OF CREDIT" means a Lender Letter of Credit or Risk Participation Agreement other than a DOE Letter of Credit.

                           "NON-DOE RISK PARTICIPATION LIABILITY" means Risk Participation Liability, other than DOE Risk Participation Liability.

                           "RISK PARTICIPATION LIABILITY" means, as to each Lender Letter of Credit and each Risk Participation Agreement, all reimbursement obligations of Borrower to the issuer of the Lender Letter of Credit or to the issuer of the letter of credit with respect to the transaction for which the Risk Participation Agreement was executed and delivered, consisting of
                           (1) (a) the amount available to be drawn or which may become available to be drawn; (b) all amounts which have been paid and made available by the issuing bank to the extent not reimbursed by Borrower, whether by the making of a Revolving Loan or otherwise; and (c) all accrued and unpaid interest, fees and expenses with respect thereto less (2) the amount of cash collateral held by Agent, on terms and conditions acceptable to Agent, as collateral security for the amounts referred to in (1) above and in which Agent has a first priority perfected security interest. For purposes of determining the outstanding amount of Risk Participation Liability, the maximum amount potentially owing under any Risk Participation Agreement will be considered outstanding unless the bank which is the beneficiary of such Risk Participation Agreement reports daily activity to Agent showing actual outstanding letters of credit subject to such Risk Participation Agreement and Borrower (i) has an operating account permitted hereunder at the issuing bank or (ii) is directly charged by the issuing bank for drawings under the letters of credit underlying such Risk Participation Liability and debits relating to applicable fees.

                           "TOTAL RISK PARTICIPATION LIABILITY" means at any time, the Risk Participation Liability for all Lender Letters of Credit and Risk Participation Agreements outstanding at such time.

         (C) LETTERS OF CREDIT AND RISK PARTICIPATION AGREEMENTS. The Revolving Loan Commitment may, in addition to advances under the Revolving Loan, be utilized, upon the request of Borrower, for (i) the issuance of standby letters of credit for the account of Borrower (to support obligations of Borrower or any of its Subsidiaries) by Agent or, at the request of Agent, by General Electric Capital Corporation (each such letter of credit, a "LENDER LETTER OF CREDIT") or (ii) the issuance by Agent or, at the request of Agent, by General Electric Capital Corporation of risk participation agreements (each such agreement, a "RISK PARTICIPATION AGREEMENT") to confirm payment to banks which issue standby letters of credit for the account of Borrower (in support of obligations of Borrower or any of its Subsidiaries). Where the context so requires, references to Agent in this subsection 1.1(C) shall apply to General Electric Capital Corporation to the extent that General Electric Capital Corporation issues a Lender Letter of Credit or a Risk Participation Agreement at the request of Agent.

                  (1) Maximum Amount. The aggregate amount of Non-DOE Risk Participation Liability with respect to all Lender Letters of Credit and Risk Participation Agreements outstanding for the account of Borrower at any time shall not exceed the Non-DOE Sublimit (and no Non-DOE Letter of Credit shall be issued if it would cause such limit to be exceeded) and the aggregate amount of DOE Risk Participation Liability outstanding for the account of Borrower at any time shall not exceed the DOE Sublimit (and no DOE Letter of Credit shall be issued if it would cause such limit to be exceeded). In no event shall any Lender Letter of Credit or Risk Participation Agreement be issued or be required to be issued hereunder if such issuance would be prohibited under Section 1.1(B)(2).

                  (2) Reimbursement. Borrower shall be irrevocably and unconditionally obligated forthwith without presentment, demand, protest or other formalities of any kind, to reimburse Agent for any amounts paid by Agent with respect to a Lender Letter of Credit or a Risk Participation Agreement issued for the account of Borrower, including all reasonable fees, costs and expenses paid by Agent to any bank that issues letters of credit. Borrower hereby authorizes and directs Agent, at Agent's option, to make a Revolving Loan in the amount of any payment made by Agent with respect to any Lender Letter of Credit or any Risk Participation Agreement. All amounts paid by Agent with respect to any Lender Letter of Credit or Risk Participation Agreement that are not immediately repaid by Borrower with the proceeds of a Revolving Loan or otherwise shall bear interest at the interest rate applicable to Revolving Loans calculated using the Base Rate. Each Lender agrees to fund its Pro Rata Share of any Revolving Loan made pursuant to this subsection 1.1(C)(2). If no such Revolving Loan is made, each Lender agrees to purchase, and shall be deemed to have purchased, a participation in such Lender Letter of Credit or Risk Participation Agreement, as the case may be, in an amount equal to its Pro Rata Share of the Risk Participation Liability of such Lender Letter of Credit or Risk Participation Agreement, as the case may be, and each Lender agrees to pay to Agent such Lender's Pro Rata Share of any payments made by Agent under such Lender Letter of Credit and Risk Participation Agreement. The obligation of each Lender to deliver to Agent an amount equal to its respective Pro Rata Share of a Revolving Loan or participation, as applicable, pursuant to the preceding two (2) sentences shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in subsection 7.2. If any Lender fails to make available to Agent the amount of such Lender's Pro Rata Share of any payments made by Agent in respect of such Lender Letter of Credit or Risk Participation Agreement as provided in this subsection 1.1(C)(2), Agent shall be entitled to recover such amount on demand from such Lender together with interest at the Base Rate. As issuer of a Lender Letter of Credit or Risk Participation Agreement, Agent may require, as a condition to issuance thereof, that Borrower execute and deliver such letter of credit applications and reimbursement agreements as Agent may deem advisable.

                  (3) Conditions of Issuance of Letters of Credit or Risk Participation Agreements. In addition to all other terms and conditions set forth in this Agreement, the issuance by Agent of any Lender Letter of Credit or Risk Participation Agreement shall be subject to the conditions precedent that the Lender Letter of Credit, the Risk Participation Agreement or the letter of credit for which Borrower requests a Risk Participation Agreement shall support (i) a transaction (other than a Permitted Acquisition) entered into in the ordinary course of Borrower's or any of its Subsidiaries' business or (ii) an obligation to DOE (or an obligation to a DOE Issuer in respect of such DOE Issuer's liability arising from a letter of credit issued by such DOE Issuer for the benefit of DOE), and in any case, shall be in such form, be for such amount, and contain such terms and conditions as are reasonably satisfactory to Agent. The expiration date of each Lender Letter of Credit and each letter of credit to be issued under a Risk Participation Agreement shall be on a date which is the earliest of (a) one year from its date of issuance, (b) the date thirty (30) days prior to the date set forth in clause (c) of the definition of the term "Expiry Date". Each Risk Participation

                           Agreement shall provide that the agreement terminates and all demand or claims for payment must be presented by a date certain, which date will be no later than the date thirty (30) days prior to the date set forth in clause (c) of the definition of the term "Expiry Date".

                  (4) Request for Lender Letters of Credit or Risk Participation Agreements. Borrower shall give Agent at least three (3) Business Days prior notice specifying the date a Lender Letter of Credit or Risk Participation Agreement (or a letter of credit to be issued under a Risk Participation Agreement) is requested to be issued, identifying the beneficiary and indicating (x) the nature of the transactions proposed to be supported thereby and (y) whether or not the request is for a DOE Letter of Credit. After the issuance of a Risk Participation Agreement in favor of a bank that will issue letters of credit for the account of Borrower, Borrower shall give Agent at least two (2) Business Days prior written notice specifying the date a letter of credit is to be issued under a Risk Participation Agreement (five (5) Business Days in the case of the first letter of credit to be issued under a particular Risk Participation Agreement), identifying the beneficiary and describing the nature of the transactions proposed to be supported thereby. Any notice described in this paragraph shall be accompanied by the form of the Lender Letter of Credit or the letter of credit to which such Risk Participation Agreement relates.

                  (5) Confirmation of Obligations. Borrower hereby confirms that immediately prior to the Second Amendment and Restatement Date, an Underlying DOE Letter of Credit (No. UTIHCF110900004) in the original principal amount of $6,400,000 has been issued by Agent, and that Borrower is obligated to reimburse Agent for any amounts paid by Agent with respect to such Underlying DOE Letter of Credit in accordance with the terms of the Original Credit Agreement (and from and after the Second Amendment and Restatement Date, this Agreement) without offset, defense, claim, counterclaim, cross-claim or right of set-off or recoupment.

         (D) NOTES. Borrower shall execute and deliver to each Lender in replacement for the promissory notes issued pursuant to the Original Credit Agreement (i) a Note to evidence the Revolving Loans, such Note to such Lender to be in the principal amount of such Lender's Pro Rata Share of the Revolving Loan Commitment, and (ii) an amended and restated Note to evidence Term Loan A, and an amended and restated Note to evidence Term Loan B, each such Note to such Lender to be in the principal amount of such Lender's Pro Rata Share of each such Term Loan. In the event of an assignment under subsection 8.1, Borrower shall, upon surrender of the assigning Lender's Notes, issue new Notes to reflect the interests of the assigning Lender and the Person to which interests are to be assigned. All Notes shall be dated and delivered the Second Amendment and Restatement Date. Upon receipt of such amended and restated Notes, each Lender shall return to Borrower on the Second Amendment and Restatement Date any and all Notes issued prior to the Second Amendment and Restatement Date in respect of the Revolving Loans and Term Loan A and Term Loan B.

1.2      INTEREST AND RELATED FEES.

         (A) INTEREST. Subject to subsection 1.2(E), from the date the Loans are made, and from the date Obligations (other than Loans) become due, depending upon Borrower's election from time to time, as permitted herein, to have portions of the Loans accrue interest based upon the LIBOR, the Loans and such other Obligations shall bear interest at the rates set forth below:

                  (1) If a Base Rate Loan or an Obligation other than a Loan, then at the sum of the Base Rate plus the Base Rate Margin; or

                  (2) If a LIBOR Loan, then at the sum of the LIBOR plus the LIBOR Margin.

                  "ADJUSTMENT DATE" means the date which is the first day of a calendar month next following the delivery to Agent pursuant to subsection 4.8(C) of a Compliance Certificate in respect of any March, June, September or December.

                  "BASE RATE" means a variable rate of interest per annum equal to the rate of interest from time to time published by the Board of Governors of the Federal Reserve System in Federal Reserve statistical release H.15 (519) entitled "Selected Interest Rates" as the Bank prime loan rate. Base Rate also includes rates published in any successor publications of the Federal Reserve System reporting the Bank prime loan rate or its equivalent. The statistical release generally sets forth a Bank prime loan rate for each business day. The applicable Bank prime loan rate for any date not set forth shall be the rate set forth for the last preceding date. In the event the Board of Governors of the Federal Reserve System ceases to publish a Bank prime loan rate or equivalent, the term "BASE RATE" shall mean a variable rate of interest per annum equal to the highest of the "prime rate", "reference rate", "base rate" or other similar rate as determined by Agent announced from time to time by any of Bankers Trust Company, Citibank, N.A. or JP Morgan Chase Bank (with the understanding that any such rate may merely be a reference rate and may not necessarily represent the lowest or best rate actually charged to any customer by such bank).

                  "BASE RATE LOANS" means Loans other than LIBOR Loans.

                  "BASE RATE MARGIN" means, (i) as of the day immediately preceding the Second Amendment and Restatement Date, (x) in the case of Term Loan B, 1.50% or (y) in the case of Obligations other than Term Loan B, 1.00%, (ii) for the period commencing on the Second Amendment and Restatement Date and ending on the day immediately preceding the Adjustment Date occurring on or most recently after the date that is six months after the Second Amendment and Restatement Date, (x) in the case of Term Loan B, 2.50% or (y) in the case of Obligations other than Term Loan B, 2.00%, and (iii) for each Calculation Period which begins on or after such Adjustment Date the applicable percent per annum set forth in the pricing table below opposite Total Indebtedness to TTM EBITDA for the fiscal quarter reflected in the Compliance Certificate delivered on or most recently prior to such Calculation Period.

                  "CALCULATION PERIOD" means each period beginning on an Adjustment Date and ending on the day immediately preceding the immediately succeeding Adjustment Date.

                  "LIBOR" means, for each Interest Period, a rate per annum equal to:

                           (a) the offered rate for deposits in U.S. dollars in an amount comparable to the amount of the applicable Loan in the London interbank market which is published by the British Bankers' Association, and that currently appears on Telerate Page 3750, or any other source available to Agent, as of 11:00 a.m. (London time) on the day which is two (2) Business Days prior to the first day of the relevant Interest Period for a term comparable to such Interest Period; or if, for any reason, such a rate is not published by the British Bankers' Association on Telerate or any other source available to Agent, the rate per annum equal to the average rate (rounded upwards, if necessary, to the nearest 1/100 of 1%) at which Agent determines that U.S. dollars in an amount comparable to the amount of the applicable Loans are being offered to prime banks at approximately 11:00 a.m. (London time) on the day which is two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period for settlement in immediately available funds by leading banks in the London interbank market selected by Agent; divided by

                           (b) a number equal to 1.0 minus the aggregate (but without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on the day which is two (2) Business Days prior to the beginning of such Interest Period (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) which are required to be maintained by a member bank of the Federal Reserve System; such rate to be rounded upward to the next whole multiple of one-sixteenth of one percent (.0625%).

                  "LIBOR LOANS" means Loans bearing interest at rates determined by reference to the LIBOR.

                  "LIBOR MARGIN" means, (i) for all LIBOR Loans through the day immediately preceding the Second Amendment and Restatement Date, (x) and constituting Term Loan B or a portion thereof, 3.00% or (y) and constituting a Loan or portion thereof other than Term Loan B or a portion thereof, 2.50%, (ii) for all LIBOR Loans for the period beginning on the Second Amendment and Restatement Date and ending on the day immediately preceding the Adjustment Date occurring on or most recently after the date that is six months after the Second Amendment and Restatement Date, (x) and constituting Term Loan B or a portion thereof, 3.75% or (y) constituting a Loan or portion thereof other than Term Loan B or a portion thereof, 3.25%, and (iii) for all LIBOR Loans for any period after such Adjustment Date the applicable percent per annum set forth in the pricing table below opposite Total Indebtedness to TTM EBITDA for the fiscal quarter reflected in the Compliance Certificate delivered on or most recently prior to such Calculation Period.

                  "TOTAL INDEBTEDNESS TO TTM EBITDA RATIO" means, for any fiscal quarter, the ratio of (A) Total Indebtedness as of the last day of such fiscal quarter, to (B) TTM EBITDA for the twelve
                  (12) month period ending on the last day of such fiscal quarter.

                  "TTM EBITDA" means the sum of (i) EBITDA for Holdings and its Subsidiaries (per attachment 4.3 to Exhibit 4.8(C)) for the most recent period of four full fiscal quarters in respect of which financial statements under subsection 4.8(A) have been delivered to Agent and Lenders (including that of any Target Person or Target Business included in such financial statements and including that of any Subsidiary acquired during such period as if such Subsidiary had been acquired on the first day of such period) plus

                  (ii) Pre-Acquisition Target EBITDA for any one or more Target Persons or Target Businesses.

                                  PRICING TABLE

                                        BASE RATE MARGIN             LIBOR MARGIN
                                  -------------------------   -------------------------
                                  OBLIGATIONS                 LOANS OTHER
                                  OTHER THAN                     THAN
  TOTAL DEBT TO TTM EBITDA        TERM LOAN B   TERM LOAN B   TERM LOAN B   TERM LOAN B
  ------------------------        -----------   -----------   -----------   -----------
> 3.00x                               2.25%        2.75%         3.50%         4.00%
> 2.50 and < than = to 3.00x          2.00%        2.50%         3.25%         3.75%
> 2.00 and < than = to 2.50x          1.75%        2.25%         3.00%         3.50%
< than = to 2.00x                     1.50%        2.00%         2.75%         3.25%

                  If Borrower shall fail to deliver a Compliance Certificate by the date required pursuant to subsection 4.8(C), effective as of the tenth Business Day following the date on which such Compliance Certificate was due, each applicable Base Rate Margin and each applicable LIBOR Rate Margin shall be conclusively presumed to equal the highest applicable Base Rate Margin and the highest applicable LIBOR Margin specified in the pricing table set forth above until such time as Borrower shall have delivered such Compliance Certificate.

                  Each LIBOR Loan may be obtained for a one (1), two (2), three
                  (3), or six (6) month period (each being an "INTEREST PERIOD"). With respect to all LIBOR Loans: (a) the Interest Period will commence on the date that the LIBOR Loan is made or the date on which a Base Rate Loan is converted into a LIBOR Loan, as applicable, or in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires, (b) if the Interest Period expires on a day that is not a Business Day, then it will expire on the next Business Day and (c) no Interest Period shall extend beyond March 31, 2009.

         (B) COMMITMENT FEE. From the Closing Date, Borrower shall pay Agent, for the benefit of all Lenders committed to make Revolving Loans (based upon their respective Pro Rata Shares), a fee in an amount equal to (1)(a) the Revolving Loan Commitment less (b) the sum of (i) the average daily balance of the Revolving Loans during the preceding fiscal quarter or portion thereof plus (ii) the average daily aggregate amount of outstanding Total Risk Participation Liability during the preceding fiscal quarter or portion thereof, multiplied by (2) until the Second Amendment and Restatement Date three eighths of one percent (.375%) per annum and from and after the Second Amendment and Restatement Date one-half of one percent (.500%) per annum. Such fee is to be paid quarterly in arrears on the first day of each fiscal quarter and on the Expiry Date.

         (C) RISK PARTICIPATION FEE. From the Closing Date, Borrower shall pay Agent, for the benefit of all Lenders committed to make Revolving Loans (based upon their respective Pro Rata Shares), a per annum fee (i) for all periods until (but excluding) the Second Amendment and Restatement Date, for each (x) Lender Letter of Credit and each Risk Participation Agreement (in each case, other than any which constitutes a Collateralized

                  DOE Letter of Credit) from the date of issuance to the date of termination equal to the average daily outstanding amount of the Risk Participation Liability arising therefrom multiplied by 2.00% per annum and (y) each Collateralized DOE Letter of Credit from the date of issuance (or the date a DOE Letter of Credit became a Collateralized DOE Letter of Credit, whichever is later) to the date of termination (or until the Second Amendment and Restatement Date, if earlier) equal to the average outstanding amount of Risk Participation Liability arising therefrom multiplied by 20 basis points (0.2%) or (ii) for all periods from and after the Second Amendment and Restatement Date, for each Lender Letter of Credit and each Risk Participation Agreement, the LIBOR Margin applicable to Term Loan A and Revolving Loan in effect on such day. Such fee is to be paid quarterly in arrears on the first day of each fiscal quarter and on the Expiry Date. Borrower shall also reimburse Agent for any and all fees and expenses paid by any Lender to the issuer of any letter of credit that is in any way related to a Risk Participation Agreement.

         (D) COMPUTATION OF INTEREST AND RELATED FEES. Interest on all Loans and all other Obligations and any per annum fees set forth in this subsection 1.2 shall be calculated daily on the basis of a three hundred sixty (360) day year for the actual number of days elapsed in the period during which it accrues. The date of funding a Base Rate Loan and the first day of an Interest Period with respect to a LIBOR Loan shall be included in the calculation of interest. The date of payment of a Base Rate Loan and the last day of an Interest Period with respect to a LIBOR Loan shall be excluded from the calculation of interest. If a Loan is repaid on the same day that it is made, one (1) days' interest shall be charged. Interest on all Base Rate Loans is payable in arrears on the first day of each fiscal quarter and on the Expiry Date, whether by acceleration or otherwise. Interest on LIBOR Loans shall be payable on the last day of the applicable Interest Period, unless the Interest Period is greater than three (3) months, in which case interest will be payable on the last day of each three
                  (3) month interval. In addition, interest on LIBOR Loans is due and payable on the Expiry Date, whether by acceleration or otherwise.

         (E) DEFAULT RATE OF INTEREST. At the election of Agent or Requisite Lenders, after the occurrence of an Event of Default, other than an Event of Default listed on Schedule 1.2(E) and for so long as it continues, the Loans and other Obligations shall bear interest at a rate that is two percent (2.00%) in excess of the rates otherwise payable under this Agreement. Furthermore, during any period in which any such Event of Default is continuing, as the Interest Periods for LIBOR Loans then in effect expire, such Loans shall be converted at Agent's discretion into Base Rate Loans and the LIBOR election will not be available to Borrower until all such Events of Default are cured or waived.

         (F) EXCESS INTEREST. Under no circumstances will the rate of interest chargeable be in excess of the maximum amount permitted by applicable law. If excess interest is charged and paid in error, then the excess amount will be promptly refunded.

         (G) LIBOR RATE ELECTION. All Loans shall constitute Base Rate Loans and remain so for at least three (3) Business Days following the Second Amendment and Restatement Date. Thereafter, Borrower, by written or telephonic notice to Agent by 12:00 noon CST on the third Business Day prior to the Funding Date for the applicable LIBOR Loans requested thereby in each instance, may request that Revolving Loans to be made be LIBOR Loans and that outstanding portions of any Term Loan be converted to LIBOR Loans. Once given, a LIBOR Loan request shall be irrevocable and Borrower shall be bound thereby. Upon the expiration of an Interest Period, in the absence of a new LIBOR Loan request submitted to Agent not less than three (3) Business Days prior to the end of such Interest Period, the LIBOR Loan then maturing shall be automatically converted to a Base Rate Loan. There may be no more than six (6) LIBOR Loans outstanding at any one time. Loans which are not the subject of a LIBOR Loan request shall be Base Rate Loans. Agent will notify the Lenders, by telephonic or facsimile notice, of each LIBOR request received by Agent not less than two (2) Business Days prior to the Funding Date of the LIBOR Loan requested thereby. Notwithstanding any other provision of this Agreement, if any Lender shall notify Agent that any change of law makes it unlawful or any change in circumstance makes it impossible for such Lender to perform its obligations hereunder to make LIBOR Loans, (i) any obligation of such Lender to make, maintain, renew or fund LIBOR Loans shall be suspended until Agent shall notify Borrower and Lenders that the circumstances causing such suspension no longer exist and (ii) Borrower shall forthwith prepay in full the LIBOR Loans of such Lender then outstanding, together with interest accrued thereon, unless Borrower, within ten (10) Business Days of notice from Agent and in accordance with this subsection 1.2(G), shall have simultaneously converted all LIBOR Loans of such Lender to Base Rate Loans such that the circumstances giving rise to such notice no longer exist. Notwithstanding anything to the contrary contained herein, all Interest Periods under the Original Credit Agreement shall end on the Second Amendment and Restatement Date and all interest accrued and unpaid on the Loans and other Obligations accrued through the Second Amendment and Restatement Date shall become due and payable on the Second Amendment and Restatement Date.

1.3      OTHER FEES AND EXPENSES.

         (A) CERTAIN FEES. Borrower shall pay to Agent, for the account of the Lenders pro rata (based on their respective Revolving Loan Commitments and Commitments for Term Loan A and Term Loan B), on the Second Amendment and Restatement Date, a closing fee in an amount equal to 1.75% of $70,000,000 and a fee in an amount equal to $350,000. In addition, Borrower shall pay all fees required by any fee letter with Agent or Heller.

         (B) AGENCY FEE. Borrower shall pay to Agent, for Agent's account, on the Second Amendment and Restatement Date and on each anniversary of the Second Amendment and Restatement Date, an "agency fee" in the amount of $70,000.

         (C) LIBOR BREAKAGE FEE. Upon any payment of a LIBOR Loan on any day that is not the last day of the Interest Period applicable thereto (regardless of the source of such prepayment and whether voluntary, by acceleration or otherwise) or upon failure of Borrower to borrow a LIBOR Loan on the date scheduled for borrowing for any reason, Borrower shall pay Agent, for the benefit of all affected Lenders, an amount (the "LIBOR BREAKAGE FEE") equal to the amount of any losses, expenses and liabilities (including, without limitation, any loss (including interest paid) sustained by each such affected Lender in connection with the re-employment of such funds) that any such affected Lender may sustain as a result of the payment of such LIBOR Loan on a day that is not the last day of the Interest Period applicable thereto or the failure of Borrower so to borrow. Interest paid on the Second Amendment and Restatement Date as required by subsection 1.2(G) shall be deemed to have been paid on a date other than the last day of an Interest Period, notwithstanding the provisions of subsection 1.2(G) that provide that all Interest Periods end on such date (except in the case of any Interest Period that would have ended on the Second Amendment and Restatement Date without regard to such provision of subsection 1.2(G)).

         (D) EXPENSES AND ATTORNEYS FEES. Borrower agrees to pay on demand all reasonable and documented fees, costs and expenses (including those of one firm of attorneys and local or special counsel hired by such one firm) incurred by Agent in connection with any matters contemplated by or arising out of the Loan Documents, in connection with the examination, review, due diligence investigation, documentation, negotiation and closing of the transactions contemplated herein and to promptly pay all reasonable and documented fees, costs and expenses (including those of one firm of attorneys and local or special counsel hired by such one firm) incurred by Agent in connection with the continued administration (excluding any fees, costs and expenses incurred by Agent in connection with assignments and participations in Loans and Notes) of the Loan Documents including any amendments, modifications and waivers. Furthermore, Borrower agrees to pay on demand reasonable and documented fees, costs and expenses in connection with the negotiation, preparation and closing of this Agreement for each Lender other than Agent in amount not to exceed, in the aggregate for each such Lender, $3,500. Without limiting the foregoing, all such fees, costs and expenses incurred through the date the parties hereto sign this Agreement shall be paid on such date. Borrower agrees to promptly pay all reasonable and documented fees, costs and expenses (including those of attorneys) incurred by Agent and Lenders in connection with any action to enforce any Loan Document or to collect any payments due from Borrower or any other Loan Party. All fees, costs and expenses for which Borrower is responsible under this subsection 1.3(D) shall be deemed part of the Obligations when incurred, shall bear interest, shall be payable in accordance with the final two sentences of subsection 1.4 and shall be secured by the Collateral.

1.4 PAYMENTS. All payments by Borrower of the Obligations shall be made in same day funds and delivered to Agent, for the benefit of Agent and Lenders, as applicable, by wire transfer to the following account or such other place as Agent may from time to time designate.

                  ABA No. 0710-0001-3
                  Account Number 55-00540
                  Bank One, N.A.
                  1 Bank One Plaza
                  Chicago, IL 60670

                  Reference: Heller Corporate Finance Group for the benefit of
                             UTI Holdings, Inc.

Borrower shall receive credit on the day of receipt for funds received by Agent by 1:00 p.m. CST. In the absence of timely receipt, such funds shall be deemed to have been paid on the next Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest and fees due hereunder.

Borrower hereby authorizes Lenders to make Revolving Loans, on the basis of their Pro Rata Shares, for the payment of Scheduled Installments, interest, commitment fees, Risk Participation Liability fees, LIBOR Breakage Fees and other fees, and Risk Participation Liability payments. Prior to an Event of Default, other fees, costs and expenses (including those of attorneys) reimbursable to Agent pursuant to subsections 1.3(A) through (D) or elsewhere in any Loan Document may be debited to the Revolving

Loan which debit, in the case of subsection 1.3(D), shall be after fifteen (15) days' notice. After the occurrence and during the continuation of an Event of Default, no notice of any debit will be required.

1.5      PREPAYMENTS.

         (A) VOLUNTARY PREPAYMENT OF TERM LOANS. At any time, Borrower may prepay the Term Loans in whole or in part, without penalty, but with LIBOR Breakage Fees, if applicable, which prepayment shall be applied in accordance with subsection 1.5(F) or as may otherwise be agreed to between Borrower and Agent.

         (B)      PREPAYMENTS FROM EXCESS CASH FLOW. Within one hundred twenty
                  (120) days after the end of each of its fiscal years, beginning with the fiscal year ending September 30, 2003, Borrower shall prepay the Loans in an amount equal to seventy-five percent (75%) of the Excess Cash Flow for such fiscal year pursuant to the calculation on Exhibit 1.5(B); provided, that if at the end of any fiscal year of Borrower, the ratio of Total Indebtedness to TTM EBITDA is less than 2.0x, Borrower shall prepay the Loans in an amount equal to fifty percent (50%) of the Excess Cash Flow for such fiscal year pursuant to the calculation on Exhibit 1.5(B). The calculation shall be based on the audited financial statements for Holdings and its Subsidiaries. The payments shall be applied in accordance with subsection 1.5(F).

         (C) PREPAYMENTS FROM ASSET DISPOSITIONS. (i) Immediately (except as provided below in this paragraph (C)) upon receipt of the Net Proceeds from the sale of any current assets (as determined in accordance with GAAP) in the ordinary course of business, which Net Proceeds exceed $750,000 in any fiscal year, Borrower shall prepay the outstanding principal balance of the Revolving Loan by the amount equal to that portion of such Net Proceeds in excess of $750,000. (ii) Immediately upon receipt of the Net Proceeds from the sale of any assets, other than current assets (as determined in accordance with GAAP) in the ordinary course of business, which Net Proceeds exceed $750,000 in any fiscal year, Borrower shall prepay the Loans in an amount equal to that portion of such Net Proceeds in excess of $750,000, which payments under this clause (ii) shall be applied in accordance with subsection 1.5(F). (iii) In the event that any sale includes both current and non-current assets, the Net Proceeds shall be apportioned by Borrower with the consent of Agent. Notwithstanding the foregoing, (x) Borrower may reinvest, within one hundred eighty (180) days, the Net Proceeds of any sale of assets in productive assets of a kind then used or usable in the business of Borrower and the requirement to make a prepayment under this paragraph (C) with the balance, if any, of any such Net Proceeds otherwise required to be so prepaid shall be postponed until the expiration of such 180 day period or the date on which Borrower determines not so to reinvest, whichever is earlier and (y) the provisions of this subsection 1.5(C) shall not apply to the receipt of Net Proceeds arising from the Nascar Sale/Leaseback.

         (D) PREPAYMENT FROM ISSUANCE OF SECURITIES. Immediately upon the receipt by Holdings, Borrower or any of its Subsidiaries of the proceeds of the issuance of equity securities (other than (1) proceeds of the issuance of equity securities received on or before the Second Amendment and Restatement Date, (2) proceeds from the issuance of equity securities to members of the management of Holdings, Borrower or any of their Subsidiaries, (3) proceeds of the issuance of equity securities to Borrower or any Subsidiary, (4) proceeds in an amount not to exceed $15,000,000 in the aggregate from the issuance of common stock or Qualified Preferred Stock in Holdings pursuant to a sale that is exempt from the registration requirements of the Securities Act of 1933, as amended, as a private placement and is not registered, provided such proceeds are invested in Borrower or any Subsidiary of Borrower, and (5) subject to the limitations of subsection 6.1(T), proceeds from the issuance of common stock or Qualified Preferred Stock in Holdings in connection with a Permitted Acquisition), Borrower shall prepay the Loans in an amount equal to such proceeds, net of underwriting discounts and commissions, taxes, costs and expenses associated with the Management Agreement and other reasonable costs associated therewith. The payments shall be applied in accordance with subsection 1.5(F).

         (E)      OMITTED.

         (F) APPLICATION OF PROCEEDS. With respect to the mandatory prepayments described in subsections 1.5(B), 1.5(C)(ii) and 1.5(D), such prepayments shall first, be applied in payment of the Term Loans pro rata against all remaining Scheduled Installments of the Term Loans and, at any time after the Term Loans shall have been prepaid in full, such prepayments shall be applied second, to reduce the outstanding principal balance of the Revolving Loans and third, to cash collateralize any Lender Letters of Credit. Upon such payment in full of all Revolving Loans and full cash collateralization of all Lender Letters of Credit, the Revolving Loan Commitment shall terminate.

         (G) RISK PARTICIPATION LIABILITY. In the event any Lender Letters of Credit or Risk Participation Agreements are outstanding at the time that Borrower prepays the Obligations or terminates the Revolving Loan Commitment, Borrower shall (1) deposit with Agent for the benefit of all Lenders with a Revolving Loan Commitment cash in an amount equal to 103% of the aggregate outstanding Risk Participation Liability to be available to Agent to reimburse payments of drafts drawn under such Letters of Credit and pay any fees and expenses related thereto and
                  (2) prepay the fee payable under subsection 1.2(C) with respect to such Lender Letters of Credit or Risk Participation Agreements for their full remaining terms. Upon termination of any such Lender Letter of Credit or Risk Participation Agreement, the unearned portion of such prepaid fee attributable to such Lender Letter of Credit or Risk Participation Agreement shall be refunded to Borrower.

1.6 TERM OF THE AGREEMENT. All of the Obligations shall become due and payable as otherwise set forth herein, but in any event, all of the remaining Obligations (other than in respect of principal of and interest on Term Loan B to the extent not otherwise then due and payable) shall become due and payable on the date set forth in clause (c) of the definition of the term "Expiry Date". Except as otherwise set forth herein, all Obligations in respect of Term Loan B, and any other Obligations which were not required to be paid on the date set forth in clause (c) of the definition of "Expiry Date" shall become due and payable as otherwise provided herein and in any event shall become due and payable on March 31, 2009. On March 31, 2009 and following repayment in full of the Obligations, this Agreement will terminate. Notwithstanding any such termination, until all Obligations have been fully paid in cash and satisfied (and there shall be no Lender Letters of Credit or Risk Participation Agreements outstanding), Agent, for the benefit of Agent and Lenders, shall be entitled to retain the security interests in the Collateral granted under the Security Documents and the ability to exercise all rights and remedies available to them under the Loan Documents and applicable laws.

1.7 LOAN ACCOUNTS. Agent will maintain loan account records for (a) all Loans, interest charges and payments thereof, (b) all Risk Participation Liability, (c) the charging and payment of all fees, costs and expenses and (d) all other debits and credits pursuant to this Agreement. The balance in the loan accounts shall be presumptive evidence of the amounts due and owing to Lenders, provided that any failure by

Agent to so record shall not limit or affect Borrower's obligation to pay. Within five (5) days of the first of each month, Agent shall provide Borrower with a statement for each loan account setting forth the principal of each account and interest due thereon. Borrower must deliver a written objection within sixty (60) days after receipt of the statement or the statement will be presumptive evidence of the Obligations absent manifest error. During the continuance of an Event of Default, Borrower irrevocably waives the right to direct the application of any and all payments and Borrower hereby irrevocably agrees that Agent shall have the continuing exclusive right to apply and reapply payments in any manner it deems appropriate.

1.8      YIELD PROTECTION.

         (A) CAPITAL ADEQUACY AND OTHER ADJUSTMENTS. In the event that any Lender shall have determined that the adoption after the date hereof of any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance (excluding compliance with the implementation at the national level of the Basel Accord) by any Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from any central bank or governmental agency or body having jurisdiction does or shall have the effect of increasing the amount of capital, reserves or other funds required to be maintained by such Lender or any corporation controlling such Lender and thereby reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder, then Borrower shall from time to time within thirty (30) days after notice and demand from such Lender (together with the certificate referred to in the next sentence and with a copy to Agent) pay to Agent, for the account of such Lender, additional amounts sufficient to compensate such Lender for such reduction. A certificate as to the amount of such cost showing in reasonable detail the basis of the computation of such cost submitted by such Lender to Borrower and Agent shall, absent manifest error, be final, conclusive and binding for all purposes. No Lender shall be entitled to compensation under this subsection 1.8 to the extent the increase or reduction in respect of which compensation is claimed shall result from an event described in this subsection 1.8 which occurred more than 180 days prior to the issuance by such Lender of such notice and demand. For purposes, of this Section 1.8, "BASEL ACCORD" shall mean the proposals for risk-based capital framework described by the Basel Committee on Bank Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as in effect on the date hereof.

         (B) INCREASED LIBOR FUNDING COSTS. Subject to Section 1.10, if the introduction of or the interpretation of any law, rule, or regulation, in each case, after the date of this Agreement would increase the reserve requirement or otherwise increase the cost to any Lender of making or maintaining a LIBOR Loan, then Agent, on behalf of all affected Lenders, shall submit a certificate to Borrower demonstrating the calculation of the increased cost and requiring payment thereof by Borrower to Agent for the benefit of the affected Lenders within thirty
                  (30) days after the date of the certificate, and the Borrower shall make such payment within such thirty (30) day period. There are no limitations on the number of times such certificate may be submitted, provided, however, that each affected Lender shall take reasonable steps (which shall not require any affected Lender to incur any unreimbursed cost or expense) to avoid or minimize such increase in costs to the extent that such avoidance or minimization is not inconsistent with such affected

                  Lender's internal policies or legal or statutory restrictions and which such affected Lender has reasonably determined does not cause such affected Lender to suffer any disadvantage or burden. A certificate as to the amount of such cost and showing the basis of the computation of such cost submitted by Agent on behalf of all such affected Lenders to Borrower shall, absent manifest error, be final, conclusive and binding for all purposes.

1.9      TAXES.

         (A) NO DEDUCTIONS. Any and all payments or reimbursements made hereunder or under the Notes shall be made free and clear of and without deduction for any and all taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (all such taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto excluding such taxes imposed on net income, herein "TAX LIABILITIES"), excluding, however, taxes imposed on the net income of a Lender or Agent. If Borrower shall be required by law to deduct any such amounts from or in respect of any sum payable hereunder to any Lender or Agent, then the sum payable hereunder shall be increased as may be necessary so that, after making all required deductions, such Lender or Agent receives an amount equal to the sum it would have received had no such deductions been made.

         (B) CHANGES IN TAX LAWS. In the event that, subsequent to the Closing Date, (1) any changes in any existing law, regulation, treaty or directive or in the interpretation or application thereof, (2) any new law, regulation, treaty or directive enacted or any interpretation or application thereof, or (3) compliance by Agent or any Lender with any request or directive (whether or not having the force of law) from any Governmental Authority, agency or instrumentality:

                  (1) does or shall subject Agent or any Lender to any tax of any kind whatsoever with respect to this Agreement, the other Loan Documents or any Loans made or Lender Letters of Credit or Risk Participation Agreements issued hereunder, or change the basis of taxation of payments to Agent or such Lender of principal, fees, interest or any other amount payable hereunder (except for net income taxes, or franchise taxes imposed in lieu of net income taxes, imposed generally by federal, state or local taxing authorities with respect to interest or commitment or other fees payable hereunder or changes in the rate of tax on the overall net income of Agent or such Lender); or

                  (2) does or shall impose on Agent or any Lender any other condition or increased cost in connection with the transactions contemplated hereby or participations herein;

         and the result of any of the foregoing is to increase the cost to Agent or any such Lender of issuing any Lender Letter of Credit or Risk Participation Agreement or making or continuing any Loan hereunder, as the case may be, or to reduce any amount receivable hereunder, then, in any such case, Borrower shall promptly pay to Agent or such Lender, upon its demand, any additional amounts necessary to compensate Agent or such Lender, on an after-tax basis, for such additional cost or reduced amount receivable, as determined by Agent or such Lender with respect to this Agreement or the other Loan Documents. If Agent or such Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify Borrower of the event by reason of which Agent or such Lender has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Agent or such Lender to Borrower and Agent shall, absent manifest error, be final, conclusive and binding for all purposes.

         (C) FOREIGN LENDERS. Each Lender organized under the laws of a jurisdiction outside the United States (a "FOREIGN LENDER") as to which payments to be made under this Agreement or under the Notes are exempt from United States withholding tax or are subject to United States withholding tax at a reduced rate under an applicable statute or tax treaty shall provide to Borrower and Agent (1) a properly completed and executed Internal Revenue Service Form W8-ECI or W8-BEN or other applicable form, certificate or document prescribed by the Internal Revenue Service of the United States certifying as to such Foreign Lender's entitlement to such exemption or reduced rate of withholding with respect to payments to be made to such Foreign Lender under this Agreement and under the Notes and any other documents or information required in connection therewith (a "CERTIFICATE OF EXEMPTION") or (2) a letter from any such Foreign Lender stating that it is not entitled to any such exemption or reduced rate of withholding (a "LETTER OF NON-EXEMPTION"). Prior to becoming a Lender under this Agreement and within fifteen (15) days after a reasonable written request of Borrower or Agent from time to time thereafter, each Foreign Lender that becomes a Lender under this Agreement shall provide a Certificate of Exemption or a Letter of Non-Exemption to Borrower and Agent.

                  If a Foreign Lender is entitled to an exemption with respect to payments to be made to such Foreign Lender under this Agreement (or to a reduced rate of withholding) and does not provide a Certificate of Exemption to Borrower and Agent within the time periods set forth in the preceding paragraph, Borrower shall withhold taxes from payments to such Foreign Lender at the applicable statutory rates and Borrower shall not be required to pay any additional amounts as a result of such withholding, provided that all such withholding shall cease upon delivery by such Foreign Lender of a Certificate of Exemption to Borrower and Agent.

1.10 OPTIONAL PREPAYMENT/REPLACEMENT OF LENDER IN RESPECT OF INCREASED COSTS. If any Lender (an "AFFECTED LENDER") (i) is subject to increased costs or taxes under subsections 1.8 or 1.9 and Agent makes demand upon Borrower in respect thereof, (ii) is unable to fund or maintain LIBOR Loans as described in subsection 1.2(G), (iii) defaults in its obligation to make Loans in accordance with the terms of this Credit Agreement or (iv) in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by subsection 9.2 (other than with respect to increasing the amount of the applicable Commitments or outstanding Term Loans of any of the Lenders), does not provide its consent when required to approve such proposed change, waiver, discharge or termination even though the consent of the Requisite Lenders (or, as applicable, the Requisite Revolving Lenders) is obtained, the Borrower may, so long as no Default or Event of Default has occurred and is then continuing, within thirty (30) days of receipt of such demand, notice or default, as the case may be, by notice (a "REPLACEMENT NOTICE") to the Agent and such Affected Lender, do the following:

         (A) Borrower may request the Affected Lender to reasonably cooperate with the Borrower in obtaining a replacement Lender reasonably satisfactory to the Agent or its successor and the Borrower (the "REPLACEMENT LENDER");

         (B) Borrower may request the non-Affected Lenders to acquire and assume all of the Affected Lender's Loans and Commitment as provided herein, but none of such Lenders shall be under an obligation to do so;

         (C) Borrower may obtain, at Borrower's expense, a Replacement Lender for such Affected Lender, which Replacement Lender shall be reasonably satisfactory to Agent. In the event Borrower obtains a Replacement Lender within ninety (90) days following notice of its intention to do so, the Affected Lender shall sell and assign its Loans and its obligations under the Revolving Loan Commitment to such Replacement Lender, and the Affected Lender shall pay all principal of, and interest and fees accrued and unpaid on or with respect to, the Loans to the Replacement Lender; provided that Borrower has reimbursed such Affected Lender for its increased costs and all Obligations (other than principal, interest and fees) for which it is entitled to reimbursement or payment under this Agreement through the date of such sale and assignment; or

         (D) Borrower may prepay in full all outstanding Obligations owed to such Affected Lender and terminate such Affected Lender's Pro Rata Share of the Revolving Loan Commitment, in which case the Revolving Loan Commitment will be reduced by the amount of such Pro Rata Share. Borrower shall, within ninety (90) days following notice of its intention to do so, prepay in full all outstanding Obligations owed to such Affected Lender (including such Affected Lender's increased costs for which it is entitled to reimbursement under this Agreement through the date of such prepayment), and terminate such Affected Lender's obligations under the Revolving Loan Commitment.

                                    SECTION 2

                              AFFIRMATIVE COVENANTS

Each of Borrower and Holdings covenants and agrees that so long as the Revolving Loan Commitment is in effect and until payment in full of all Obligations and termination of all Lender Letters of Credit and Risk Participation Agreements, unless Requisite Lenders shall otherwise give their prior written consent, each of Borrower and Holdings shall perform and comply with, and shall cause each of its Subsidiaries to perform and comply with, all covenants in this Section 2 applicable to such Person.

2.1      COMPLIANCE WITH LAWS AND CONTRACTUAL OBLIGATIONS.

         (A) Each of Holdings and Borrower shall (1) (i) subject to specific representations regarding Environmental Laws, comply with and shall cause each of their respective Subsidiaries to comply with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority (including, without limitation, laws, rules, regulations and orders relating to taxes, employer and employee contributions, securities, employee retirement and welfare benefits, environmental protection matters and employee health and safety) as now in effect and which may be imposed in the future in all jurisdictions in which Holdings, Borrower or any of their respective Subsidiaries are now doing business or may hereafter be doing business which failure to comply could not reasonably be expected to have a Material Adverse Effect and
                  (ii) comply with the obligations, covenants and conditions contained in all Contractual Obligations of the Borrower or such Subsidiary, as applicable other than those laws, rules, regulations, orders and provisions of such Contractual Obligations the noncompliance with which could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, and (2) subject to specific representations regarding Environmental Laws, maintain or obtain and shall cause each of its Subsidiaries to maintain or obtain, all licenses, qualifications and permits now held or hereafter required to be held by Holdings, Borrower or any of their respective Subsidiaries, for which the loss, suspension, revocation or failure to obtain or renew, could not reasonably be expected to have a Material Adverse Effect. This subsection 2.1 shall not preclude Holdings, Borrower or any of their respective Subsidiaries from contesting any regulatory action, taxes or other payments, if they are being diligently contested in good faith and if appropriate expense provisions have been recorded in conformity with GAAP and no Lien which can have priority over Agent's Lien in any Collateral or in respect of any Loan shall have attached to any assets of Holdings, Borrower or any of its Subsidiaries. Each of Holdings and Borrower represents and warrants that as of the date hereof, subject to specific representations regarding Environmental Laws, it (i) is in compliance in all material respects and each of their respective Subsidiaries is in compliance with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority as now in effect and all Contractual Obligations the noncompliance with which could not reasonably be expected to have a Material Adverse Effect, and (ii) maintains and each of their respective Subsidiaries maintains all material licenses, qualifications and permits referred to above for which the loss, suspension, revocation or failure to obtain or renew could reasonably be expected to have a Material Adverse Effect.

         (B) Without limitation of any other portion of this subsection 2.1, Holdings, Borrower, each Subsidiary thereof and each Institution shall maintain all necessary permits, licenses, franchises, authorizations and clearances of governmental or regulatory authorities as are required or necessary (1) to operate in the states in which the Institutions are located as of the Second Amendment and Restatement Date or may thereafter be located, (2) to participate in federal student assistance programs under Title IV and (3) to own, lease and operate their respective properties and to conduct their business, in each case, in a manner no less advantageous to Holdings, Borrower, each Subsidiary thereof and each Institution as conducted by Holdings and its Subsidiaries immediately prior to the Second Amendment and Restatement Date;

         (C) without limitation of any other portion of this subsection 2.1, each Institution shall maintain in full force and effect a Program Participation Agreement for each Institution and will comply in all material respects with each such Program Participation Agreement;

         (D) without limitation of any other portion of this subsection 2.1, each Institution shall apply for recertification of eligibility to participate in federal student financial assistance programs under Title IV where such reapplication is necessary to assure that no Program Participation Agreement will expire;

         (E) without limitation of any other portion of this subsection 2.1, Holdings, Borrower, each Subsidiary thereof and each Institution shall comply in all material respects with the applicable provisions of Title IV and the Regulations, including Sections 668.171-668.175 of the Regulations and with all applicable laws of each state in which it is located that regulates educational institutions; and

         (F) Without limitation of any other portion of this subsection 2.1, each Institution shall obtain and maintain all required accreditations for such Institution from each Accrediting Agency and shall obtain and maintain all licenses that are required to operate in each state in which each Institution is located and that are necessary and appropriate for each Institution to remain eligible for Title IV funding.

2.2 MAINTENANCE OF PROPERTIES; INSURANCE. Holdings shall maintain or cause to be maintained in good repair, working order and condition all material properties used in the business of Holdings and its Subsidiaries and will make or cause to be made all appropriate repairs, renewals and replacements thereof. Holdings shall maintain or cause to be maintained, with financially sound and reputable insurers, public liability and property damage insurance with respect to its business and properties and the business and properties of its Subsidiaries against loss or damage of the kinds reasonable for the business risks and in amounts reasonably acceptable to Agent and will deliver evidence thereof to Agent if and as requested by Agent. Holdings shall maintain or cause to be maintained, with financially sound and reputable insurers, business interruption insurance in amounts acceptable to Agent. Holdings shall cause, pursuant to endorsements and assignments in form and substance reasonably satisfactory to Agent, Agent, for the benefit of Agent and Lenders, (i) to be named as lender's loss payee in the case of casualty insurance, Agent for the benefit of Agent and Lenders, (ii) to be named as additional insured in the case of all liability insurance and Agent, for the benefit of Agent and Lenders, and
(iii) to be named as assignee (pursuant to assignment agreements, in form, scope and substance satisfactory to Agent) in the case of all business interruption insurance. Provided no Event of Default has occurred and is continuing, the Agent and Lenders shall make any proceeds of insurance available to Borrower for restoration of any casualty or reinvestment in accordance with Section 1.5(C). Holdings represents and warrants that it and each of its Subsidiaries currently maintains all material properties as set forth above and maintains all insurance described above.

2.3 INSPECTION; LENDER MEETING. Upon reasonable notice, (except during the continuation of a Default or an Event of Default, in which case no notice will be required) each of Holdings and Borrower shall permit any authorized representatives of Agent to visit and inspect any of the properties of Holdings, Borrower or any of their respective Subsidiaries, including its and their financial and accounting records, and to make copies and take extracts therefrom, and to discuss its and their affairs, finances and business with its and their officers and certified public accountants, at such reasonable times during normal business hours and as often as may be reasonably requested. Representatives of each Lender will be permitted to accompany representatives of Agent during each visit, inspection and discussion referred to in the immediately preceding sentence. Without in any way limiting the foregoing, Holdings shall participate and shall cause its and its Subsidiaries key management personnel to participate in a meeting with Agent and Lenders at least once during each year, which meeting shall be held at such time and such place as may be reasonably requested by Agent. Holdings shall pay the reasonable travel costs and lodging expenses of Agent and Lenders for such meetings.

2.4      CORPORATE EXISTENCE, ETC. Except as otherwise permitted by subsections
3.6 and 3.7, each of Holdings and Borrower shall, and shall cause each of their respective Subsidiaries to, at all times preserve and keep in full force and effect its corporate existence and all rights and franchises material to its business.

2.5 ENVIRONMENTAL MATTERS. Each of Holdings and Borrower shall, and shall cause each of their respective Subsidiaries and each other Person within their respective control, to: (a) conduct its operations in compliance with all Environmental Laws and Environmental Permits, except for such noncompliance that would not result in Environmental Liabilities which could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; (b) implement any and all investigation, remediation, removal and response actions that are appropriate or necessary to maintain the value and marketability of the Real Estate or to otherwise comply with Environmental Laws and Environmental Permits pertaining to the presence, generation, treatment, storage, use, disposal, transportation or Release of any Hazardous Material on, at, in, under, above, to, from or about any of its Real Estate; (c) notify Agent promptly after such Loan Party becomes aware of any violation of Environmental Laws or Environmental Permits or any Release on, at, in, under, above, to, from or about any Real Estate that is reasonably likely to result in Environmental Liabilities in excess of $100,000; and (d) promptly forward to Agent a copy of any order, notice, request for information or any communication or report received by such Loan Party or Person in connection with any such violation or Release or any other matter relating to any Environmental Laws or Environmental Permits that could reasonably be expected to result in

Environmental Liabilities in excess of $100,000, in each case whether or not the Environmental Protection Agency or any Governmental Authority has taken or threatened any action in connection with any such violation, Release or other matter. If Agent at any time has a reasonable basis to believe that there may be a violation of any Environmental Laws or Environmental Permits by Holdings, Borrower, any of their respective Subsidiaries or any Person within their respective control or any Environmental Liability arising thereunder, or a Release of Hazardous Materials on, at, in, under, above, to, from or about any of its Real Estate, that, in each case, could reasonably be expected to have a Material Adverse Effect, then each Loan Party shall, or shall cause such Person to, upon Agent's written request (i) cause the performance of such environmental audits including subsurface sampling of soil and groundwater, and preparation of such environmental reports, at Borrower's expense, as Agent may from time to time reasonably request, which shall be conducted by reputable environmental consulting firms reasonably acceptable to Agent and shall be in form and substance reasonably acceptable to Agent, and (ii) permit Agent or its representatives to have reasonable access to all Real Estate for the purpose of conducting such environmental audits and testing as Agent deems appropriate, including subsurface sampling of soil and groundwater. Borrower shall reimburse Agent for the costs of such audits and tests and the same will constitute a part of the Obligations secured hereunder.

2.6      FURTHER ASSURANCES.

         (A) Each of Holdings and Borrower shall and shall cause each of their respective present and future Subsidiaries (other than any Institution Subsidiary of Borrower) to, from time to time, execute such guaranties, financing statements, documents, security agreements and reports as Agent or Requisite Lenders at any time may reasonably request to evidence, perfect or otherwise implement the guaranties and security for repayment of the Obligations contemplated by the Loan Documents.

         (B) At Agent's or Requisite Lenders' request, Holdings and Borrower shall cause any of their respective Subsidiaries (other than any Institution Subsidiary of Borrower) promptly to guaranty the Obligations and to grant to Agent, for the benefit of Agent and Lenders, a first priority, perfected security interest in the real, personal and mixed property (other than interests as lessee in real property) of such Subsidiary to secure the Obligations. The documentation for such guaranty or security shall be substantially similar to the Loan Documents executed or amended and restated concurrently with this Agreement with such modifications as are reasonably requested by Agent and shall include such legal opinions as Agent shall reasonably require.

2.7 USE OF PROCEEDS. Proceeds of the Loans shall be used by Borrower (A) in the case of Incremental Term Loan A and the initial Revolving Loan made on the Closing Date, to the prepayment of Term Loan B, Subject Subordinated Indebtedness, certain fees and certain expenses and (B) in the case of subsequent Revolving Loans, for working capital purposes of Borrower and its Subsidiaries as more particularly described in Section 1.1(B)(1), provided, that in the event that Borrower transfers any proceeds of Revolving Loans to any Subsidiary of Borrower, such transfer shall be in the form of a loan to such transferee evidenced by an Intercompany Note of the transferee issued in accordance with subsection 3.1(B)(2) and pledged to Agent, in each case, to the extent not prohibited by the Regulations and otherwise as contributions to such Subsidiary of common equity. Nothing contained in this subsection 2.7 shall permit any payment or transfer of funds otherwise prohibited by this Agreement.

                                    SECTION 3

                               NEGATIVE COVENANTS

Each of Borrower and Holdings covenants and agrees that so long as the Revolving Loan Commitment is in effect and until payment in full in cash of all Obligations and termination of all Lender Letters of Credit and Risk Participation Agreements, unless Requisite Lenders shall otherwise give their prior written consent, each of Borrower and Holdings shall perform and comply with, and shall cause its Subsidiaries to perform and comply with, all covenants in this Section 3 applicable to such Person.

3.1 INDEBTEDNESS. Each of Holdings and Borrower shall not and shall not suffer or permit any of their respective Subsidiaries directly or indirectly to create, incur, assume, guaranty, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness except:

         (A)      the Obligations;

         (B) intercompany Indebtedness among Holdings and its Subsidiaries; provided, that the obligations of each obligor of such Indebtedness shall: (1) to the extent not physically delivered in pledge to the Agent, be subordinated in right of payment to the Obligations from and after such time as any portion of the Obligations shall become due and payable (whether at stated maturity, by acceleration or otherwise); (2) be evidenced by promissory notes (each an "INTERCOMPANY NOTE"), which shall have been (to the extent not prohibited by the Regulations) pledged to Agent, for the benefit of Agent and Lenders, as security for the Obligations pursuant to written agreements in form, scope and substance satisfactory to Agent; and (3) have such other terms and provisions as Agent or Requisite Lenders may reasonably require;

         (C)      the Remaining Subordinated Indebtedness;

         (D) Indebtedness of Holdings and its Subsidiaries existing as of the Second Amendment and Restatement Date and described on
                  Schedule 3.1(D) less any payments of principal made on or after the Second Amendment and Restatement Date thereon;

         (E) Indebtedness of Borrower and its Subsidiaries in respect of purchase money obligations or capitalized lease obligations so long as the aggregate principal (or notional) principal Indebtedness outstanding does not exceed $10,000,000 at any time;

         (F) Indebtedness described in clauses (g) and (h) of the definition of "Permitted Acquisition" of Borrower or the Institution Subsidiary thereof that is the subject of such Permitted Acquisition;

         (G)      Indebtedness secured by Permitted Liens described in clauses
                  (1), (2), (3), (4) and (6) of clause (A) of subsection 3.2;

         (H)      OMITTED;

         (I) Indebtedness of Borrower so long as the aggregate principal Indebtedness outstanding does not exceed $5,000,000 at any time;

         (J) Indebtedness of Holdings arising under the Management Agreement and of Holdings and its Subsidiaries arising under the Tax Sharing Agreement; and

         (K)      Indebtedness of Holdings evidenced by Management Notes.

3.2      LIENS AND RELATED MATTERS.

         (A) NO LIENS. Each of Holdings and Borrower shall not and shall not suffer or permit any of their respective Subsidiaries directly or indirectly to create, incur, assume or permit to exist any Lien on or with respect to any property or asset (including any document or instrument with respect to goods or accounts receivable) of Holdings, Borrower or any of their respective Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, except Permitted Encumbrances. "PERMITTED ENCUMBRANCES" means the following:

                  (1) Liens for taxes, assessments or other governmental charges not yet due and payable;

                  (2) statutory Liens incurred by Borrower or any of its Subsidiaries of landlords, carriers, warehousemen, mechanics, materials and other similar liens imposed by law, which are incurred in the ordinary course of business for sums not more than thirty (30) days delinquent or which are being contested in good faith; provided that a reserve or other appropriate provision shall have been made therefor and the aggregate amount of liabilities secured by such Liens is less than $2,000,000;

                  (3) Liens (other than any Lien imposed by the Employee Retirement Income Security Act of 1974 or any rule or regulation promulgated thereunder) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety, stay, customs and appeal bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

                  (4) deposits, in an aggregate amount not to exceed $1,000,000, made by Holdings or any of its Subsidiaries in the ordinary course of business to secure liability to insurance carriers;

                  (5) Liens granted by Borrower or any of its Subsidiaries for purchase money obligations and capital leases; provided that: (a) the purchase or acquisition by lease of the asset subject to any such Lien is permitted under subsection 4.1; (b) the Indebtedness secured by any such Lien is permitted under subsection 3.1(E); and (c) any such Lien encumbers only the asset so purchased or leased and secures only such Indebtedness;

                  (6) any attachment or judgment Lien not constituting an Event of Default under subsection 6.1(I);

                  (7) easements, rights of way, restrictions, and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of Holdings or any of its Subsidiaries;

                  (8) any interest or title of a lessor or sublessor under any operating lease;

                  (9) Liens in favor of Agent, for the benefit of Agent and Lenders;

                  (10) Liens created by Holdings or its Subsidiaries prior to the Second Amendment and Restatement Date securing Indebtedness permitted under subsection 3.1(D) and set forth on Schedule 3.2(A)(10) hereto;

                  (11) Liens on assets of the Institution Subsidiary acquired in a Permitted Acquisition as described in clauses (g) and (h) of the definition of "Permitted Acquisition";

                  (12)     OMITTED;

                  (13)     OMITTED;

                  (14)     OMITTED; and

                  (15) Liens granted by (i) an Institution Subsidiary to another Institution Subsidiary to secure Indebtedness, evidenced by an Intercompany Note, substantially in the form of Exhibit 3.2(A), of such Institution Subsidiary to the order of such other Institution Subsidiary, or (ii) Borrower or a Subsidiary (other than an Institution Subsidiary) of Borrower to the order of an Institution Subsidiary to secure Indebtedness of Borrower or such Subsidiary, evidenced by an Intercompany Note in the form of
                           Exhibit 3.2(B), to such Institution Subsidiary, so long as any Lien described in clause (i) or (ii) of this paragraph 15 is (x) granted pursuant to an Intercompany Security Agreement and (y) subject to an Intercompany Intercreditor Letter.

         (B) NO NEGATIVE PLEDGES. Each of Holdings and Borrower shall not and shall not suffer or permit any of their respective Subsidiaries directly or indirectly to enter into or assume any agreement (other than the Loan Documents and Remaining Subordinated Indebtedness Documents) prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired.

         (C) NO RESTRICTIONS ON SUBSIDIARY DISTRIBUTIONS TO BORROWER. Except as provided herein, each of Holdings and Borrower shall not and shall not suffer or permit any of their respective Subsidiaries directly or indirectly to create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to: (1) pay dividends or make any other distribution on any of such Subsidiary's capital stock owned by Borrower or any Subsidiary of Borrower; (2) subject to subordination provisions for the benefit of Agent and Lenders, pay any Indebtedness owed to Borrower or any other Subsidiary;
                  (3) make loans or advances to Borrower or any of its Subsidiaries; or (4) transfer any of its property or assets to Borrower or any of its Subsidiaries.

3.3 INVESTMENTS; JOINT VENTURES. Each of Holdings and Borrower shall not and shall not suffer or permit any of their respective Subsidiaries directly or indirectly to make or own any Investment in any Person except:

         (A) Borrower and its Subsidiaries may make and own Investments in Cash Equivalents; provided that such Cash Equivalents are not subject to setoff rights;

         (B) Borrower may make intercompany loans to (i) any Subsidiary of Borrower, to the extent the Indebtedness created thereby is permitted by subsection 3.1, in order to provide for the cash requirements of such Subsidiary in the ordinary course of business (to the extent the use of the proceeds of such intercompany loans are otherwise not prohibited by this Agreement), and (ii) so long as no Default or Event of Default is continuing, Holdings, to the extent the Indebtedness created thereby is permitted by subsection 3.1, to the extent, and as and when, needed in order to permit Holdings to make interest payments required under, and permitted by the subordination provisions of, the Sharp Note;

         (C) Borrower and its Subsidiaries may make loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $500,000 in the aggregate at any time outstanding;

         (D)      Non-cash proceeds of asset sales permitted under subsection
                  3.7 (so long as such non-cash proceeds, unless representing proceeds of a sale by an Institution Subsidiary of Borrower, are subjected to a perfected Lien in favor of Agent pursuant to documentation acceptable to Agent);

         (E) Investments (w) by Holdings in the White Note, (x) by Holdings and Borrower existing on the Second Amendment and Restatement Date in the capital stock of their respective Subsidiaries and Investments by Holdings in the common stock of Borrower, (y) by Borrower in its Subsidiaries with proceeds of Revolving Loans as permitted by subsection 2.7 and (z) by Holdings and its Subsidiaries existing on the Second Amendment and Restatement Date and set forth on subschedule 7.1(B)(4);

         (F) Investments by Borrower and its Wholly-Owned Subsidiaries in Permitted Acquisitions;

         (G) Investments constituting Restricted Junior Payments permitted under subsection 3.5;

         (H)      OMITTED;

         (I)      OMITTED;

         (J) so long as no Default or Event of Default is continuing, Borrower may make Investments after the Second Amendment and Restatement Date not to exceed $3,000,000 in the aggregate outstanding at any time;

         (K)      OMITTED; and

         (L) Investment by Holdings or Borrower through the conversion of an Intercompany Note of Holdings or any of its Subsidiaries into common equity in such entity as permitted by Subsection 3.5(K) hereof.

"INVESTMENT" means (i) any direct or indirect purchase or other acquisition by Holdings or any of its Subsidiaries of any beneficial interest in, including stock, partnership interest, membership interest or other equity securities of, any other Person; and (ii) any direct or indirect loan, advance or capital contribution by Holdings or any of its Subsidiaries to any other Person, including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business. The amount of any Investment outstanding at any time shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such

Investment less the amount of cash paid to Borrower in respect of, and as a return of capital on, such Investment.

"CASH EQUIVALENTS" means: (i) marketable direct obligations issued or unconditionally guarantied by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one (1) year from the date of acquisition thereof;
(ii) commercial paper maturing no more than one (1) year from the date issued and, at the time of acquisition, having a rating of at least A-1 from Standard & Poor's Ratings Group, a division of McGraw-Hill Companies, or at least P-1 from Moody's Investors Service, Inc.; (iii) certificates of deposit or bankers' acceptances maturing within one (1) year from the date of issuance thereof issued by, or overnight reverse repurchase agreements from, any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $500,000,000; (iv) time deposits maturing no more than thirty (30) days from the date of creation thereof with commercial banks having membership in the Federal Deposit Insurance Corporation in amounts not exceeding the lesser of $100,000 or the maximum amount of insurance applicable to the aggregate amount of Holdings' or its Subsidiary's deposits at such institution; and (v) deposits or investments in mutual or similar funds offered or sponsored by brokerage or other companies having membership in the Securities Investor Protection Corporation in amounts not exceeding the lesser of $100,000 or the maximum amount of insurance applicable to the aggregate amount of Holdings' or its Subsidiary's deposits at such institution.

3.4 CONTINGENT OBLIGATIONS. Each of Holdings and Borrower shall not and shall not suffer or permit any of their respective Subsidiaries directly or indirectly to create or become or be liable with respect to any Contingent Obligation except those:

         (A) resulting from endorsement of negotiable instruments for collection in the ordinary course of business;

         (B) existing on the Second Amendment and Restatement Date and described in Schedule 3.4 annexed hereto;

         (C) arising with respect to customary indemnification obligations incurred in connection with Asset Dispositions;

         (D) incurred by Borrower or any of its Subsidiaries in the ordinary course of business with respect to fiduciary, surety and appeal bonds, performance and return-of-money bonds and other similar obligations not exceeding at any time outstanding $10,000,000 in aggregate liability;

         (E) incurred (other than by any Subsidiary of Borrower and other than incurred in respect of the Remaining Subordinated Indebtedness) with respect to Indebtedness permitted by subsection 3.1;

         (F)      arising under the Security Documents;

         (G)      arising under the Employment Agreements;

         (H) not permitted by clauses (A) through (G) above, so long as any such Contingent Obligations, in the aggregate at any time outstanding, do not exceed $4,000,000;

         (I) of the Institution Subsidiary acquired in, and arising in respect of, a Permitted Acquisition;

         (J)      OMITTED;

         (K)      OMITTED;

         (L)      OMITTED;

         (M) arising under the Related Transactions Documents, as in effect on the Second Amendment and Restatement Date; and

         (N) of Borrower and Holdings arising in connection with the Nascar Sale/Leaseback.

"CONTINGENT OBLIGATION", as applied to any Person, means any direct or indirect liability of that Person: (i) with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; or (iii) under any foreign exchange contract, currency swap agreement, interest rate swap agreement or other similar agreement or arrangement designed to alter the risks of that Person arising from fluctuations in currency values or interest rates. Contingent Obligations shall also include (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the obligation to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement, and (c) any liability of such Person for the obligations of another through any agreement to purchase, repurchase or otherwise acquire such obligation or any property constituting security therefor, to provide funds for the payment or discharge of such obligation or to maintain the solvency, financial condition or any balance sheet item or level of income of another. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if not a fixed and determined amount, the maximum amount so guaranteed.

3.5 RESTRICTED JUNIOR PAYMENTS. Each of Holdings and Borrower shall not and shall not suffer or permit any of their respective Subsidiaries directly or indirectly to declare, order, pay, make or set apart any sum for any Restricted Junior Payment, except that:

         (A) Borrower may make payments and distributions to Holdings to permit Holdings to pay federal and state income taxes then due and owing, franchise taxes and other similar licensing expenses incurred in the ordinary course of business pursuant to and provided in the Tax Sharing Agreement;

         (B) any Wholly-Owned Subsidiary of Borrower may make Restricted Junior Payments to Borrower with respect to the common stock of such Wholly-Owned Subsidiary;

         (C) Borrower may make Restricted Junior Payments to Holdings to the extent, and as and when needed in order to permit Holdings to pay, when due and payable, accounting and legal fees incurred in the ordinary course of Holdings' business and filing, registration and reporting fees and expenses associated with state and federal qualifications and other state, federal or regulatory compliance matters of Holdings;

         (D) so long as no Event of Default is continuing or would arise as a result of any such Restricted Junior Payment and after giving effect to any such payment Availability under the Revolving Loan Commitment plus Freely Available Cash and Cash Equivalents shall equal at least $2,500,000, Borrower may make Restricted Junior Payments to the extent, and as and when, needed (together with any previously deferred interest payments), in order to permit Holdings to make interest payments, and payment of principal on or after September 30, 2009, to be paid only in cash as required under the Sharp Note;

         (E) so long as no Default or Event of Default is continuing or would arise therefrom, loans (evidenced by one or more Intercompany Notes) from Borrower to Holdings to the extent necessary, after taking into account interest received by Holdings on the White Note (which interest so received shall be used by Holdings solely to pay interest on the CEG Closing Note or as provided below in this clause (E)), to pay interest which is then due and payable on the CEG Closing Note and which loan shall be used by Holdings for the payment of such interest so long as any such loan is repaid from such interest under the White Note when such interest is received by Holdings;

         (F) only (i) (a) so long as no Event of Default under subsection 6.1(A) or 6.1(U) is continuing or would occur as a result of any such Restricted Junior Payment; (b) so long as no Compliance Certificate is overdue; and (c) so long as no Event of Default under subsection 6.1(C) (as it relates to subsections 4.3, 4.4, 4.5, 4.7, 4.8(A) and 4.8(B)) is continuing as evidenced by a Compliance Certificate (which must be for the period most recently delivered prior to such payment), then, if all of the foregoing conditions have been satisfied, Borrower may make Restricted Junior Payments to the extent, and as and when needed in order to permit Holdings to pay (x) the fees payable under section 2 of the Management Agreement, but not in excess of the amount then permitted to be paid under subsection 3.9 and (y) reimbursement by Holdings of out-of-pocket expenses required to be reimbursed under the terms of the Management Agreement, and, in each case, subject to the delivery of the above mentioned Compliance Certificate and (ii) so long as no Event of Default is continuing, any other amounts payable under the Management Agreement;

         (G) so long as no Event of Default arising under subsection 6.1(A) is continuing or would occur as a result of any such Restricted Junior Payment, Borrower may make Restricted Junior Payments to Holdings to permit Holdings to pay director fees, not in excess of $120,000 in any fiscal year;

         (H) Holdings and Subsidiaries of Borrower may make payments in respect of Intercompany Notes to the extent not prohibited by the subordination provisions, if any, thereof;

         (I) so long as (a) no Event of Default is continuing or would arise as a result of any such Restricted Junior Payment, (b) after giving effect to any such payment (i) Availability under the Revolving Loan Commitment plus Freely Available Cash and Cash Equivalents shall equal at least $2,500,000, (ii) the Fixed Charge Coverage for Holdings and its Subsidiaries for the period of four consecutive quarters ending on or most recently prior to the date of such payment as if such payment were made on the last date of such fiscal period shall be equal to or greater than 1.2 : 1.0, (iii) the Total Indebtedness of Holdings and its Subsidiaries at the time of such payment to TTM EBITDA of Holdings and its Subsidiaries for the period of four consecutive fiscal quarters ending on or most recently prior to the date of such payment as if such payment were made on the last date of such fiscal period shall be equal to or less than 1.50 : 1.0, and (c) the Borrower shall have delivered to Agent a Compliance Certificate evidencing compliance with the foregoing requirements, the Borrower may pay a Junior Restricted Payment to Holdings, once in each fiscal year, in order to permit Holdings to make a payment of accrued dividends on the Convertible Preferred Stock once in each fiscal year;

         (J) so long as no Event of Default is continuing or would occur as a result of such Restricted Junior Payment, Borrower may make Restricted Junior Payments to provide funds to Holdings to (i) purchase shares pursuant to the terms of the Stockholders Agreement and (ii) make regularly scheduled payments on Management Notes, so long as the Restricted Junior Payments provided for pursuant to clauses (i) and (ii) of this subsection 3.5(J) shall not exceed an aggregate amount, after the Second Amendment and Restatement Date, of $2,500,000; and

         (K) as of the last day of any fiscal year, Borrower or any Subsidiary thereof may cause any one or more of its Intercompany Notes to be converted to common equity in Borrower or such Subsidiary, as applicable, to the extent necessary for Borrower or such Subsidiary to comply with
                  Section 668.15(b)(7)(i)(A) of the Regulations.

"RESTRICTED JUNIOR PAYMENT" means: (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Borrower or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class;
(ii) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Borrower or any of its Subsidiaries now or hereafter outstanding; (iii) any payment or prepayment of interest on, principal of, premium, if any, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any subordinated indebtedness of Borrower or any of its Subsidiaries excluding payments required and permitted to be made under any Intercompany Note; and (iv) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Borrower or any of its Subsidiaries now or hereafter outstanding.

3.6 RESTRICTION ON FUNDAMENTAL CHANGES. Each of Holdings and Borrower shall not and shall not suffer or permit any of their respective Subsidiaries directly or indirectly to: (a) amend, modify or waive any term or provision of its articles of incorporation or by-laws in any manner reasonably likely to have a material adverse effect on any Lender or any provision of its articles of incorporation relating to, or its certificates of designations pertaining to, preferred stock unless required by law; (b) enter into any transaction of merger or consolidation (other than a merger of a Wholly-Owned Subsidiary of Borrower into or with another Wholly-Owned Subsidiary of Borrower or the merger of a Target Person with a Wholly-Owned Subsidiary of Borrower to effect a Permitted Acquisition); (c) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); or (d) acquire by purchase or otherwise all or any substantial part of the business or assets of any other Person other than pursuant to a Permitted Acquisition.

3.7 DISPOSAL OF ASSETS OR SUBSIDIARY STOCK. Each of Holdings and Borrower shall not and shall not suffer or permit any of their respective Subsidiaries directly or indirectly to: convey, sell, lease, sublease, transfer or otherwise dispose of, or grant any Person an option to acquire, in one transaction or a series of transactions, any of its property, business or assets, or the capital stock of or other equity interests in any of its Subsidiaries, whether now owned or hereafter acquired, except for (a) bona fide sales by Borrower or any of its Subsidiaries of inventory to customers for fair value in the ordinary course of business and dispositions of obsolete equipment not used or useful in the business, (b) the Nascar Sale/Leaseback and (c) Asset Dispositions by Borrower or any of its Subsidiaries if all of the following conditions are met: (i) such Asset Disposition does not constitute a Business Unit Disposition; (ii) such Asset Disposition does not constitute the conveyance, sale, lease, sublease, transfer or other disposition of, or grant of an option to acquire, (x) less than 100% of the shares of each class of capital of any Subsidiary of Borrower or (y) any shares of any class of capital stock of Borrower; (iii) the consideration received is at least equal to the fair market value of such assets as determined (x) in the case of an Asset Disposition to an Affiliate of Holdings (other than Asset Dispositions to such Affiliates in the ordinary course of business aggregating, in any fiscal year, not more than $100,000 (higher of total consideration for such Asset Dispositions or book value of the assets subject to such Asset Dispositions)), by a third-party appraisal satisfactory to Agent or (y) in the case of Asset Dispositions other than to any such Affiliate (other than such Asset Dispositions not in excess of $750,000 in total consideration in any fiscal year), as determined by Holdings with the approval of the Requisite Lenders, such approval not to be withheld unreasonably; (iv) at least 85% of the consideration received is cash; (v) the Net Proceeds of such Asset Disposition are applied as required by subsection 1.5(C); (vi) after giving effect to the sale or other disposition of the assets included within the Asset Disposition and the repayment of Indebtedness with the proceeds thereof, Holdings and its Subsidiaries are in compliance on a pro forma basis with the covenants set forth in Section 4 recomputed for the most recently ended month for which information is available and is in compliance with all other terms and conditions contained in this Agreement; and (vii) no Default or Event of Default then exists or shall result from such sale or other disposition.

3.8 TRANSACTIONS WITH AFFILIATES. Each of Holdings and Borrower shall not and shall not suffer or permit any of their respective Subsidiaries directly or indirectly to enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate (excluding the Remaining Subordinated Indebtedness Documents, the other Related Transaction Documents, the Tax Sharing Agreement, the Management Agreement, and the Employment Agreements and the Transition Agreement) or with any director, officer or employee of Holdings or any Subsidiary thereof, except (a) as set forth on Schedule 3.8, (b) as set forth on
Schedule 3.9, subject to the provisions of subsection 3.9, or (c) transactions in the ordinary course of and pursuant to the reasonable requirements of the business of Holdings, Borrower or any of their respective Subsidiaries and upon fair and reasonable terms which, if such transaction involves more than $250,000 in the aggregate, are fully disclosed to Agent and in any event (and regardless of the amount involved) are no less favorable to Holdings, Borrower or such Subsidiary than would have been obtainable in a comparable arm's length transaction with a Person that is not an Affiliate; provided, however that nothing in this subsection 3.8 shall prohibit Borrower or Holdings from making payments otherwise permitted by subsection 3.5, and such payments need not be listed on Schedule 3.8. Notwithstanding the foregoing, upon the election of Agent no payments may be made with respect to any items set forth on Schedule
3.8 upon the occurrence and during the continuation of a Default or Event of Default.

3.9 MANAGEMENT FEES AND COMPENSATION. Each of Holdings and Borrower shall not and shall not suffer or permit any of their respective Subsidiaries directly or indirectly to pay any management, consulting, disposition, investment banking or similar fees to any Affiliate or to any director, officer or employee of Holdings, Borrower or any Subsidiary thereof except as set forth on Schedule 3.9; provided that notwithstanding the foregoing, on the Second Amendment and Restatement Date, Holdings may pay all fees and other amounts described in Sections 2.3(B), 2.3(D) and 2.4 of the Convertible Preferred Stock Purchase Agreement; provided, further, that fees payable under Section 2 of, and other amounts payable under, the Management Agreement as in effect on the Second Amendment and Restatement Date for periods ending after September 30, 2001 shall be permitted to be paid only to the extent that Borrower is entitled to make a Restricted Junior Payment to Holdings for such purpose. Notwithstanding the foregoing, upon the election of Agent no payments may be made with respect to any items set forth on Schedule 3.9 upon the occurrence and during the continuation of a Default or Event of Default arising under subsection 6.1(A).

3.10 CONDUCT OF BUSINESS. Each of Holdings and Borrower shall not suffer or permit any of their respective Subsidiaries directly or indirectly to engage in any business other than businesses of the type described on Schedule 3.10. Holdings will not engage in any business activity, except its consummation of the financing contemplated hereby, the financing contemplated by the Remaining Subordinated Indebtedness Documents, its ownership of Borrower, its ownership of intellectual property used in the business of the Borrower and its Subsidiaries and its performance from time to time of its obligations under the Loan Documents and the Related Transactions Documents to which it is a party and the other documents referred to in subsection 3.11 to which it is a party, and activities incidental thereto.

3.11 CHANGES RELATING TO SUBORDINATED INDEBTEDNESS AND OTHER AGREEMENTS. Each of Holdings and Borrower shall not and shall not suffer or permit any of their respective Subsidiaries directly or indirectly to change or amend (A) the terms of the Remaining Subordinated Indebtedness if the effect of such amendment is to: (1) increase the interest rate on such Indebtedness; (2) foreshorten the dates upon which payments of principal or interest are due on such Indebtedness;
(3) change any event of default or change any covenant with respect to such Indebtedness in a manner which is adverse to any Loan Party; (4) change the prepayment provisions of such Indebtedness in a manner which is adverse to any Lender; (5) add any event of default or add any covenant; (6) change any of the subordination provisions thereof (or the subordination terms of any guaranty thereof) or change any provision which restricts Holdings, Borrower or any of their respective Subsidiaries from amending any of the Loan Documents or incurring Obligations or Liens in respect thereof; or (7) change or amend any other term if such change or amendment described in this clause (7) would materially increase the obligations of the obligor or confer additional material rights on the holder of such Indebtedness in a manner adverse to Holdings, Borrower or any of their respective Subsidiaries or Agent or Lenders, (B) any of the terms of the Convertible Preferred Stock Purchase Agreement, that certain Subscription Agreement dated September 30, 1999 by the shareholders listed therein and Holdings (the "1999 SUBSCRIPTION AGREEMENT"), the Asset Purchase Agreement, the Securities Purchase Agreement, any Redemption Agreement or the Exchange Agreement (each as defined therein), the Preferred Stock, the Tax Sharing Agreement, the Management Agreement or the NTT Purchase Agreement, in each case under this clause (B), in a manner which is materially adverse to any Lender or (C) any of the terms of the CEG Closing Note.

3.12 FISCAL YEAR. Neither Holdings, nor Borrower nor any other Subsidiary of Holdings shall change its fiscal year.

3.13 PRESS RELEASES; PUBLIC OFFERING MATERIALS. Each of Holdings and Borrower shall not and shall not suffer or permit any of their respective Subsidiaries to issue any press releases or other public disclosure, including but not limited to any prospectus, proxy statement or other material filed with any governmental entity relating to a public offering of the capital stock of Holdings, Borrower or any of their respective Subsidiaries, using the name of Agent or any Lender or any of their respective affiliates or referring to this Agreement, the other Loan Documents or the Related Transactions Documents without at least two Business Days' prior notice to Agent or the appropriate Lender and without the prior written consent of Agent or the appropriate Lender, which consent shall not be withheld unreasonably, unless (and only to the extent that) Holdings, Borrower or the relevant Subsidiary is required to do so under law and then, in any event, Holdings or the relevant Subsidiary shall consult with Agent or the appropriate Lender before issuing such press release or other public disclosure. Any tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement to be published by Agent or any Lender shall be subject to the prior written consent of Borrower (not to be withheld unreasonably) following at least two Business Days' prior notice to Borrower. Agent and Lenders reserve the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements.

3.14 SUBSIDIARIES. Each of Holdings and Borrower shall not and shall not suffer or permit any of their respective Subsidiaries directly or indirectly to establish, create or acquire any new Subsidiary except as part of a Permitted Acquisition or the opening of an Institution (which is not owned and operated by Borrower and its Subsidiaries as of the Second Amendment and Restatement Date.

                                    SECTION 4

                          FINANCIAL COVENANTS/REPORTING

Each of Borrower and Holdings covenants and agrees that so long as the Revolving Loan Commitment is in effect and until payment in full in cash of all Obligations and termination of all Lender Letters of Credit and Risk Participation Agreements, unless Requisite Lenders shall otherwise give their prior written consent, each of Borrower and Holdings shall perform and comply with, and shall cause each of its Subsidiaries to perform and comply with, all covenants in this Section 4 applicable to such Person.

4.1 CAPITAL EXPENDITURE LIMITS. The aggregate amount of all Capital Expenditures of Holdings and its Subsidiaries will not exceed $9,000,000 annually for each fiscal year of Holdings (the "CAPEX LIMIT"), and no Capital Expenditures shall be made other than by Borrower and Subsidiaries of Borrower;. Notwithstanding the foregoing, in the event Borrower and Subsidiaries of Borrower do not expend the entire Capex Limit permitted in any fiscal year, Borrower and its Subsidiaries may carry forward to the immediately succeeding fiscal year 100% of the unutilized portion (not to exceed $3,000,000) of the Capex Limit. All Capital Expenditures made by Borrower and its Subsidiaries shall first be applied to reduce the applicable Capex Limit and then to reduce the carry forward from the previous fiscal year, if any. "CAPITAL EXPENDITURES" will be calculated as illustrated on Exhibit 4.8(C). For purposes of those calculations, Capital Expenditures of Holdings and its Subsidiaries for the fiscal quarter ending on the last day of September, 2001, shall be deemed to be $1,310,000, Capital Expenditures of Holdings and its Subsidiaries for the fiscal quarter ending on the last day of December, 2001, shall be deemed to be $3,079,000, and Capital Expenditures of Holdings and its Subsidiaries for the month ending January, 2002, shall be deemed to be $1,223,000

4.2      OMITTED.

4.3 EBITDA. Borrower shall not permit EBITDA for any period of four consecutive fiscal quarters ending on the last day of any month set forth below to be less than the amount set forth below for such period:

------------------------------------------------------
      PERIOD                            AMOUNT
------------------------------------------------------
June 30, 2002                        $18,000,000
------------------------------------------------------
September 30, 2002                   $18,000,000
------------------------------------------------------
December 31, 2002                    $18,125,000
------------------------------------------------------
March 31, 2003                       $18,250,000
------------------------------------------------------
June 30, 2003                        $18,375,000
------------------------------------------------------
September 30, 2003                   $18,500,000
------------------------------------------------------
December 31, 2003                    $18,750,000
------------------------------------------------------
March 31, 2004                       $19,000,000
------------------------------------------------------
June 30, 2004                        $19,250,000
------------------------------------------------------
September 30, 2004                   $19,500,000
------------------------------------------------------
December 31, 2004                    $20,000,000
------------------------------------------------------
March 31, 2005                       $20,500,000
------------------------------------------------------
June 30, 2005                        $21,000,000
------------------------------------------------------
September 30, 2005                   $21,500,000
------------------------------------------------------

------------------------------------------------------
      PERIOD                            AMOUNT
------------------------------------------------------
December 31, 2005                    $22,750,000
------------------------------------------------------
March 31, 2006                       $22,750,000
------------------------------------------------------
June, 30, 2006                       $22,750,000
------------------------------------------------------
September 30, 2006                   $22,750,000
------------------------------------------------------
December 31, 2006                    $23,750,000
------------------------------------------------------
March 31, 2007                       $23,750,000
------------------------------------------------------
June 30, 2007                        $23,750,000
------------------------------------------------------
September 30, 2007                   $23,750,000
------------------------------------------------------
December 31, 2007                    $24,500,000
------------------------------------------------------
March 31, 2008                       $24,500,000
------------------------------------------------------
June 30, 2008                        $24,500,000
------------------------------------------------------
September 30, 2008                   $24,500,000
------------------------------------------------------
December 31, 2008                    $25,000,000
------------------------------------------------------
March 31, 2009                       $25,000,000
------------------------------------------------------

"EBITDA" will be calculated as illustrated on Exhibit 4.8(C). For purposes of those calculations, EBITDA for the Borrower for the fiscal quarter ending on the last day of September, 2001, shall be deemed to be $5,267,000, EBITDA for the Borrower for the fiscal quarter ending on the last day of December, 2001, shall be deemed to be $8,313,000, and EBITDA for the Borrower for the month ending January, 2002, shall be deemed to be $3,592,000.

4.4 FIXED CHARGE COVERAGE. Holdings and Borrower shall not suffer or permit Fixed Charge Coverage of Holdings and its Subsidiaries for any period of four consecutive fiscal quarters ending on the last day of any month set forth below to be less than the amount set forth opposite such period:

------------------------------------------------------
      PERIOD                           AMOUNT
------------------------------------------------------
June 30, 2002                        1.00 : 1.00
------------------------------------------------------
September 30, 2002                   1.00 : 1.00
------------------------------------------------------
December 31, 2002                    1.00 : 1.00
------------------------------------------------------
March 31, 2003                       1.00 : 1.00
------------------------------------------------------
June 30, 2003                        1.00 : 1.00
------------------------------------------------------
September 30, 2003                   1.00 : 1.00
------------------------------------------------------
December 31, 2003                    1.02 : 1.00
------------------------------------------------------
March 31, 2004                       1.03 : 1.00
------------------------------------------------------
June 30, 2004                        1.04 : 1.00
------------------------------------------------------
September 30, 2004                   1.05 : 1.00
------------------------------------------------------
December 31, 2004                    1.07 : 1.00
------------------------------------------------------
March 31, 2005                       1.08 : 1.00
------------------------------------------------------
June 30, 2005                        1.09 : 1.00
------------------------------------------------------
September 30, 2005                   1.10 : 1.00
------------------------------------------------------
December 31, 2005                    1.10 : 1.00
------------------------------------------------------
March 31, 2006                       1.10 : 1.00
------------------------------------------------------
June, 30, 2006                       1.10 : 1.00
------------------------------------------------------
September 30, 2006                   1.10 : 1.00
------------------------------------------------------
December 31, 2006                    1.10 : 1.00
------------------------------------------------------
March 31, 2007                       1.10 : 1.00
------------------------------------------------------
June 30, 2007                        1.10 : 1.00
------------------------------------------------------
September 30, 2007                   1.10 : 1.00
------------------------------------------------------

------------------------------------------------------
      PERIOD                           AMOUNT
------------------------------------------------------
December 31, 2007                    1.10 : 1.00
------------------------------------------------------
March 31, 2008                       1.10 : 1.00
------------------------------------------------------
June 30, 2008                        1.10 : 1.00
------------------------------------------------------
September 30, 2008                   1.10 : 1.00
------------------------------------------------------
December 31, 2008                    1.10 : 1.00
------------------------------------------------------
March 31, 2009                       1.10 : 1.00
------------------------------------------------------

"FIXED CHARGE COVERAGE" will be calculated as illustrated on Exhibit 4.8(C). For purposes of those calculations, Fixed Charges for the Borrower for the fiscal quarter ending on the last day of September, 2001, shall be deemed to be $608,000, Fixed Charges for the Borrower for the fiscal quarter ending on the last day of December, 2001, shall be deemed to be $1,209,000, and Fixed Charges for the Borrower for the month ending January, 2002, shall be deemed to be $588,000, and Interest Expenses for the four consecutive fiscal quarters ending on the last day of June, 2002, shall be deemed to be Interest Expenses for the fiscal quarter ending on said day multiplied by four, Interest Expenses for the four consecutive fiscal quarters ending on the last day of September, 2002, shall be deemed to be the sum of Interest Expenses for the fiscal quarters ending on the last day of June, 2002, and the last day of September, 2002, multiplied by two, and Interest Expenses for the four consecutive fiscal quarters ending on the last day of December, 2002, shall be deemed to be the sum of Interest Expenses for the fiscal quarters ending on the last day of June, 2002, the last day of September, 2002, and the last day of December, 2002, multiplied by 1.33.

4.5 TOTAL INTEREST COVERAGE. Holdings and Borrower shall not suffer or permit Total Interest Coverage of Holdings and its Subsidiaries for any period of four consecutive fiscal quarters ending on the last day of any month set forth below to be less than the amount set forth opposite such period:

------------------------------------------------------
      Period                           Amount
------------------------------------------------------
June 30, 2002                        3.00 : 1.00
------------------------------------------------------
September 30, 2002                   3.00 : 1.00
------------------------------------------------------
December 31, 2002                    3.00 : 1.00
------------------------------------------------------
March 31, 2003                       3.00 : 1.00
------------------------------------------------------
June 30, 2003                        3.00 : 1.00
------------------------------------------------------
September 30, 2003                   3.00 : 1.00
------------------------------------------------------
December 31, 2003                    3.00 : 1.00
------------------------------------------------------
March 31, 2004                       3.00 : 1.00
------------------------------------------------------
June 30, 2004                        3.00 : 1.00
------------------------------------------------------
September 30, 2004                   3.00 : 1.00
------------------------------------------------------
December 31, 2004                    3.00 : 1.00
------------------------------------------------------
March 31, 2005                       3.00 : 1.00
------------------------------------------------------
June 30, 2005                        3.00 : 1.00
------------------------------------------------------
September 30, 2005                   3.00 : 1.00
------------------------------------------------------
December 31, 2005                    3.00 : 1.00
------------------------------------------------------
March 31, 2006                       3.00 : 1.00
------------------------------------------------------
June, 30, 2006                       3.00 : 1.00
------------------------------------------------------
September 30, 2006                   3.00 : 1.00
------------------------------------------------------
December 31, 2006                    3.00 : 1.00
------------------------------------------------------
March 31, 2007                       3.00 : 1.00
------------------------------------------------------
June 30, 2007                        3.00 : 1.00
------------------------------------------------------
September 30, 2007                   3.00 : 1.00
------------------------------------------------------

------------------------------------------------------
      Period                           Amount
------------------------------------------------------
December 31, 2007                    3.00 : 1.00
------------------------------------------------------
March 31, 2008                       3.00 : 1.00
------------------------------------------------------
June 30, 2008                        3.00 : 1.00
------------------------------------------------------
September 30, 2008                   3.00 : 1.00
------------------------------------------------------
December 31, 2008                    3.00 : 1.00
------------------------------------------------------
March 31, 2009                       3.00 : 1.00
------------------------------------------------------

"TOTAL INTEREST COVERAGE" will be calculated as illustrated on Exhibit 4.8(C). For purposes of those calculations, Interest Expenses for the four consecutive fiscal quarters ending on the last day of June, 2002, shall be deemed to be Interest Expenses for the fiscal quarter ending on said day multiplied by four, Interest Expenses for the four consecutive fiscal quarters ending on the last day of September, 2002, shall be deemed to be the sum of Interest Expenses for the fiscal quarters ending on the last day of June, 2002, and the last day of September, 2002, multiplied by two, and Interest Expenses for the four consecutive fiscal quarters ending on the last day of December, 2002, shall be deemed to be the sum of Interest Expenses for the fiscal quarters ending on the last day of June, 2002, the last day of September, 2002, and the last day of December, 2002, multiplied by 1.33.

4.6      OMITTED.

4.7 TOTAL INDEBTEDNESS TO TTM EBITDA RATIO. Holdings and Borrower shall not suffer or permit as of the last day of any fiscal quarter ending on the last day of any month set forth below the ratio of (a) Total Indebtedness of Holdings and its Subsidiaries to (b) TTM EBITDA of Holdings and its Subsidiaries for the period of four consecutive fiscal quarters ending on the last day of such fiscal quarter, to be greater than the amount set forth below opposite such day:

------------------------------------------------------
      PERIOD                           AMOUNT
------------------------------------------------------
June 30, 2002                        3.25 : 1.00
------------------------------------------------------
September 30, 2002                   3.25 : 1.00
------------------------------------------------------
December 31, 2002                    3.25 : 1.00
------------------------------------------------------
March 31, 2003                       3.25 : 1.00
------------------------------------------------------
June 30, 2003                        3.18 : 1.00
------------------------------------------------------
September 30, 2003                   3.12 : 1.00
------------------------------------------------------
December 31, 2003                    3.06 : 1.00
------------------------------------------------------
March 31, 2004                       3.00 : 1.00
------------------------------------------------------
June 30, 2004                        2.93 : 1.00
------------------------------------------------------
September 30, 2004                   2.87 : 1.00
------------------------------------------------------
December 31, 2004                    2.81 : 1.00
------------------------------------------------------
March 31, 2005                       2.75 : 1.00
------------------------------------------------------
June 30, 2005                        2.50 : 1.00
------------------------------------------------------
September 30, 2005                   2.50 : 1.00
------------------------------------------------------
December 31, 2005                    2.50 : 1.00
------------------------------------------------------
March 31, 2006                       2.50 : 1.00
------------------------------------------------------
June, 30, 2006                       2.00 : 1.00
------------------------------------------------------
September 30, 2006                   2.00 : 1.00
------------------------------------------------------
December 31, 2006                    2.00 : 1.00
------------------------------------------------------
March 31, 2007                       2.00 : 1.00
------------------------------------------------------
June 30, 2007                        1.75 : 1.00
------------------------------------------------------
September 30, 2007                   1.75 : 1.00
------------------------------------------------------

------------------------------------------------------
      PERIOD                           AMOUNT
------------------------------------------------------
December 31, 2007                    1.75 : 1.00
------------------------------------------------------
March 31, 2008                       1.75 : 1.00
------------------------------------------------------
June 30, 2008                        1.75 : 1.00
------------------------------------------------------
September 30, 2008                   1.75 : 1.00
------------------------------------------------------
December 31, 2008                    1.75 : 1.00
------------------------------------------------------
March 31, 2009                       1.75 : 1.00
------------------------------------------------------

4.8 FINANCIAL STATEMENTS AND OTHER REPORTS. Holdings shall maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP (it being understood that monthly financial statements are not required to have footnote disclosures and are subject to year end adjustments). Holdings will deliver each of the financial statements and other reports described below to Agent and each Lender.

         (A) MONTHLY FINANCIALS. As soon as available and in any event within forty-five (45) days after the end of each month (including the last month of each fiscal year), Holdings will deliver (1) the consolidated and consolidating balance sheets of Holdings and its Subsidiaries, as at the end of such month, and the related consolidated and consolidating statements of income, stockholders' equity and cash flow for such month and for the period from the beginning of the then current fiscal year of Holdings to the end of such month, which shall also set forth EBITDA for such month and for the trailing 12-month period and (2) a comparison of such monthly financials to the corresponding figures for the corresponding month of the prior fiscal year and the most recent Projections for the current fiscal year delivered pursuant to subsection 4.8(J) and (3) a detail of non-recurring items included in the TTM EBITDA and a comparison of these non-recurring items with those of the prior year.

         (B) YEAR-END FINANCIALS. As soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year of Holdings, Holdings will deliver (1) the consolidated balance sheets of Holdings and its Subsidiaries, as at the end of such year, and the related consolidated and consolidating statements of income, stockholders' equity and cash flow for such fiscal year and (2) a report with respect to the financial statements from a firm of Certified Public Accountants selected by Holdings and reasonably acceptable to Agent, which report shall be prepared in accordance with Statement of Auditing Standards No. 58 (the "STATEMENT") entitled "Reports on Audited Financial Statements" and such report shall be "Unqualified" (as such term is defined in such Statement).

         (C) COMPLIANCE CERTIFICATE. Together with each delivery of financial statements of Holdings and its Subsidiaries pursuant to subsections 4.8(A) and 4.8(B) above, Holdings will deliver a fully and properly completed Compliance Certificate substantially in the form of Exhibit 4.8(C).

         (D)      OMITTED.

         (E) ACCOUNTANTS' REPORTS. Promptly upon receipt thereof, Holdings will deliver copies of all significant reports submitted by Holdings' firm of certified public accountants in connection with each annual, interim or special audit or review of any type of the financial statements or related internal control systems of Holdings made by such accountants, including any comment letter submitted by such accountants to management in connection with their services.

         (F)      OMITTED.

         (G) DOE LETTER OF CREDIT REQUIREMENT. If the DOE demands, requests or requires (or gives notice of same) of any change to the letter of credit requirement that Borrower or any of its Institution Subsidiaries must provide for the fiscal year of Borrower ending most recently prior to such demand, request or requirement received by Borrower's Institution Subsidiaries (in the case of such a demand, request or requirement on Borrower) or such Institution Subsidiary (in the case of such a demand, request or requirement on an Institution Subsidiary), the Borrower shall promptly inform Agent of such requirement and in no event shall such notice be received later than seven (7) business days following Borrower's knowledge of such demand, request or requirement or of such notice from the DOE.

         (H) ADDITIONAL DELIVERIES. As soon as available and in no event later than thirty (30) days after the last day of each of Holdings' fiscal years, Holdings will deliver evidence that:
                  (i) to the extent Holdings and its Subsidiaries must comply with Sections 668.8(d)(3) and 668.8(e) of the Regulations, no less than 70% of the students who enrolled in the educational programs offered by the Institutions graduated from such programs, as calculated by the method set forth at Section 668.8(f) of the Regulations, (ii) to the extent Holdings and its Subsidiaries must comply with Sections 668.8(d)(3) and 668.8(e) of the Regulations, no less than 70% of the students who graduated from such educational programs offered by each of the Institutions secured employment in a field related to such program within six months of completing the program, as calculated by the method set forth at Section 668.8(g) of the Regulations, (iii) the Cohort Default Rate for each of the Institutions, as determined by the DOE, did not exceed 25% for three (3) consecutive years, and (iv) the Institutions have derived no more than 90% of their revenues from Title IV, Higher Education Act program funds, as calculated by the formula set forth at Section 600.5(d) of the Regulations.

         (I) APPRAISALS. (i) From time to time, if Agent or any Lender determines that obtaining appraisals is necessary in order for Agent or such Lender to comply with applicable laws or regulations, Agent will, at Borrower's expense, obtain appraisal reports in form and substance and from appraisers satisfactory to Agent stating the then current fair market values of all or any portion of the Real Estate owned by Borrower or any of its Subsidiaries. In addition to the foregoing, from time to time while an Event of Default is continuing, Agent may require Borrower to obtain and deliver to Agent appraisal reports in form and substance and from appraisers satisfactory to Agent stating the then current market values of all or any portion of the Real Estate and personal property owned by Borrower or any of its Subsidiaries. (ii) At the Borrower's expense, the Agent shall have the right once per year, unless there exists a Default or an Event of Default (in which case, Agent shall have the right as often as it may request), (x) to audit the existence and condition of the Collateral and (y) to review compliance with the Loan Documents.

         (J) PROJECTIONS. As soon as available and in any event no later than thirty (30) days after the last day of each of Holdings' fiscal years, Holdings will deliver Projections of Holdings and its Subsidiaries for the forthcoming fiscal year, on a month by month basis.

         (K) SEC FILINGS AND PRESS RELEASES. Promptly upon their becoming available, Holdings will deliver copies of (1) all financial statements, reports, notices and proxy statements sent or made available by Holdings or any of its Subsidiaries to its public security holders (including, without limitation, the holders of Holdings Subordinated Indebtedness), (2) all regular and periodic reports and all registration statements and prospectuses, if any, filed by Holdings or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, and (3) all press releases and other statements made available by Holdings or any of its Subsidiaries to its public security holders concerning developments in the business of any such Person.

         (L) EVENTS OF DEFAULT, ETC. Promptly upon any Responsible Officer of Holdings or any of its Subsidiaries obtaining knowledge of any of the following events or conditions, Borrower shall deliver copies of all notices given or received by Holdings or any of its Subsidiaries with respect to any such event or condition and a certificate of Holdings' or such Subsidiary's chief executive officer specifying the nature and period of existence of such event or condition and what action Holdings or such Subsidiary has taken, is taking and proposes to take with respect thereto: (1) any condition or event that constitutes an Event of Default or Default; (2) any notice that any Person has given to Borrower or any of its Subsidiaries or any other action taken with respect to a claimed default or event or condition of the type referred to in subsection 6.1(B); or (3) any event or condition that could reasonably be expected to result in any Material Adverse Effect.

         (M) LITIGATION. Within ten (10) days following the date any officer of Holdings or any of its Subsidiaries obtains knowledge of (1) the institution of any action, suit, proceeding, governmental investigation or arbitration against or affecting Holdings or any of its Subsidiaries or any property of Holdings or any of its Subsidiaries not previously disclosed by Holdings or any of its Subsidiaries to Agent or
                  (2) any material development in any action, suit, proceeding, governmental investigation or arbitration at any time pending against or affecting Holdings or any of its Subsidiaries or any property of Holdings or any of its Subsidiaries which, in the case of (1) or (2), could reasonably be expected to have a Material Adverse Effect, Holdings or such Subsidiary will give notice thereof to Agent and provide such other information as may be reasonably available to them to enable Agent and its counsel to evaluate such matter.

         (N) SUPPLEMENTED SCHEDULES; NOTICE OF CORPORATE CHANGES. Annually, concurrently with Holdings' delivery of the Projections required by subsection 4.8(J), Holdings shall supplement in writing and deliver revisions of the Schedules annexed to this Agreement to the extent necessary to disclose new or changed facts or circumstances after the Second Amendment and Restatement Date; provided that subsequent disclosures shall not constitute a cure or waiver of any Default or Event of Default resulting from the matters disclosed. Holdings shall provide prompt written notice of (1) all jurisdictions in which Holdings or any of its Subsidiaries becomes qualified after the Second Amendment and Restatement Date to transact business, (2) any material change after the Second Amendment and Restatement Date in the authorized and issued capital stock or other equity interests of Holdings or any of its Subsidiaries or any other material amendment to their charter, by-laws or other organization documents and (3) any Subsidiary created or acquired by Holdings or any of its Subsidiaries after the Second Amendment and Restatement Date, such notice, in each case, to identify the applicable jurisdictions, capital structures or Subsidiaries, as applicable.

         (O) OTHER INFORMATION. With reasonable promptness, Holdings will deliver such other information and data with respect to Holdings or any of its Subsidiaries as from time to time may be reasonably requested by Agent.

4.9 ACCOUNTING TERMS; UTILIZATION OF GAAP FOR PURPOSES OF CALCULATIONS UNDER AGREEMENT. For purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to such terms in conformity with GAAP. Financial statements and other information furnished to Agent pursuant to subsection 4.8 shall be prepared in accordance with GAAP as in effect at the time of such preparation. No "Accounting Changes" (as defined below) shall affect financial covenants, standards or terms in this Agreement; provided that Holdings shall prepare footnotes to each Compliance Certificate and the financial statements required to be delivered hereunder that show the differences between the financial statements delivered (which reflect such Accounting Changes) and the basis for calculating financial covenant compliance (without reflecting such Accounting Changes). "ACCOUNTING CHANGES" means: (a) changes in accounting principles required by GAAP and implemented by Borrower;
(b) changes in accounting principles recommended by Holdings' certified public accountants and implemented by Holdings; (c) changes in carrying value of Holdings' or any of its Subsidiaries' assets, liabilities or equity accounts resulting from (i) the application of purchase accounting principles (A.P.B. 16 and/or 17 or SFAS 141, as applicable, and EITF 88-16 and FASB 109) to the Related Transactions or (ii) as the result of any other adjustments that, in each case, were applicable to, but not included in, the Pro Forma and (d) changes in the manner in which prepaid student acquisition costs are capitalized and subsequently expensed.

                                    SECTION 5

                         REPRESENTATIONS AND WARRANTIES

In order to induce Agent and Lenders to enter into this Agreement, to make Loans and to issue Lender Letters of Credit and Risk Participation Agreements, Holdings and Borrower represent and warrant to Agent and each Lender that the following statements are and, after giving effect to the Related Transactions, will be true, correct and complete:

5.1 DISCLOSURE. No representation or warranty of Holdings or any of its Subsidiaries contained in this Agreement, the financial statements referred to in subsection 5.5, the other Related Transactions Documents or any other document, certificate or written statement furnished to Agent or any Lender by or on behalf of any such Person for use in connection with the Loan Documents or the Related Transactions Documents contains ((x) in the case of the Related Transactions Documents and documents, certificates and written statements furnished in connection therewith, as of the date first made or as of the date such document, certificate or written statement was delivered or (y) in the case of this Agreement, the other Loan Documents or any document, certificate or written statement furnished in connection therewith, as of the date made, repeated or delivered, as applicable) any untrue statement of a material fact or omitted, omits or will omit (in each case, as of the respective dates specified in (x) or (y) above) to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made; provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast, projection or expressions of opinion, each of Holdings and the Borrower represents only that it acted in good faith and utilized reasonable assumptions and due care in the preparation of such information, report, financial statement, exhibit or schedule. It is recognized that such projections, estimates and forecasts are subject to significant contingencies and uncertainties, many of which are beyond the control of Holdings and Borrower and that no assurances are given that such projections, estimates and forecasts will be achieved.

5.2 NO MATERIAL ADVERSE EFFECT. Since September 30, 2001, there have been no events or changes in facts or circumstances affecting Holdings or any of its Subsidiaries which individually or in the aggregate have had or could reasonably be expected to have a Material Adverse Effect and that have not been disclosed herein or in the attached Schedules.

5.3      NO DEFAULT.

         (A) The consummation of the UTI Related Transactions did not as of the Closing Date and will not violate, the consummation of the NTT Related Transactions did not and will not violate, and the consummation of the Penske/Charlesbank Related Transactions does not conflict with, result in a breach of, or constitute a default (with due notice or lapse of time or both) under any contract of Holdings or any of its Subsidiaries or of the Companies except if such violations, conflicts, breaches or defaults have either been waived on or before the Closing Date with respect to the UTI Related Transactions, the Amendment and Restatement Date with respect to the NTT Related Transactions, or the Second Amendment and Restatement Date with respect to the Penske/Charlesbank Related Transactions, and are disclosed on Schedule 5.3 or could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

         (B) Each component of the Related Transactions (including, without limitation, the redemptions) were consummated, as of the Closing Date, with respect to the UTI Related Transactions, as of the Amendment and Restatement Date with respect to the NTT Related Transactions or as of the Second Amendment and Restatement Date with respect to the Penske/Charlesbank Related Transactions (a) in accordance with the respective terms of the applicable Related Transaction Documents in the form supplied to Agent, without modification, waiver or amendment, except those which had the prior written consent of Agent or which, neither individually or in the aggregate, were material, (b) in compliance with all applicable laws, including, without limitation, Title IV and the Regulations, the Delaware General Corporation Law, the Code, all regulations of the IRC and the United States Department of Labor applicable to employee stock ownership plans, the Regulations and the laws pursuant to which the Regulations were promulgated, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the corporate laws of each state in which any corporation now controlled by Holdings is or was prior to its merger with Holdings or an entity controlled by Holdings incorporated, and the laws of all states in which any Institution is located applicable to such Institution.

         (C) Neither the execution, delivery or performance by Holdings or any of its Subsidiaries of this Agreement or any other Loan Document (i) contravenes (x) any law or regulation (including, without limitation, the laws and regulations referred to above in this paragraph, Regulations T, U and X of the Board of Governors of the Federal Reserve System and the Investment Company Act of 1940, as amended) or (y) any contract, agreement, indenture, lease or other instrument to which Holdings or any Subsidiary is a party or by which any of their respective assets is bound, or (ii) requires any consent of, filing or registration with or approval from any governmental entity or authority, except as disclosed on Schedule 5.3.

5.4      ORGANIZATION, POWERS, CAPITALIZATION AND GOOD STANDING.

         (A) ORGANIZATION AND POWERS. Each of Holdings and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation (which jurisdiction is set forth on Schedule 5.4(A)). Each of Holdings and each of its Subsidiaries has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, to enter into each Related Transactions Document and Loan Documents to which it is a party and to carry out the Related Transactions and the Obligations.

         (B) CAPITALIZATION. Immediately after giving effect to the consummation of the Penske/Charlesbank Related Transactions on the Second Amendment and Restatement Date, (i) the authorized capital stock of each of Holdings and each of its Subsidiaries is as set forth on Schedule 5.4(B), (ii) all issued and outstanding shares of capital stock of each of Holdings and each of its Subsidiaries are duly authorized and validly issued, fully paid, nonassessable, free and clear of all Liens other than those in favor of Agent, for the benefit of Agent and Lenders, and such shares were issued in compliance with all applicable state and federal laws concerning the issuance of securities, (iii) the capital stock of each of Holdings and each of its Subsidiaries is owned by the stockholders and in the amounts set forth on Schedule 5.4(B), (iv) no shares of the capital stock of Holdings or any of its Subsidiaries, other than those described above, are issued and outstanding and (v) except as set forth on Schedule 5.4(B), there are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from Holdings or any of its Subsidiaries, of any shares of capital stock or other securities of any such entity.

         (C) BINDING OBLIGATION. This Agreement, the other Loan Documents and the Related Transactions Documents are the legally valid and binding obligations of the applicable parties thereto, each enforceable against each of such parties, as applicable, in accordance with their respective terms.

         (D) QUALIFICATION. Each of Holdings and each of its Subsidiaries is duly qualified and in good standing wherever necessary to carry on its business and operations, except in jurisdictions in which the failure to be qualified and in good standing could not reasonably be expected to have a Material Adverse Effect. All jurisdictions in which each of Holdings and each of its Subsidiaries is qualified to do business are set forth on Schedule 5.4(D).

5.5 FINANCIAL STATEMENTS. All financial statements concerning Holdings and its Subsidiaries which have been or will hereafter be furnished to Agent pursuant to this Agreement, including those listed below, have been or will be prepared in accordance with GAAP consistently applied (except as disclosed therein; it being understood that monthly financial statements are not required to have footnote disclosures and are subject to year-end adjustments) and do or will present fairly the financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended.

         (A) The audited balance sheets at September 30, 2001 (including all notes thereto) and related statements of income of Holdings and its Subsidiaries for the fiscal year then ended, certified by PricewaterhouseCoopers LLP.

         (B) The unaudited balance sheets at January 31, 2002 (including all notes thereto) and related statements of income for the four months then ended.

5.6 INTELLECTUAL PROPERTY. Holdings and each of its Subsidiaries owns, is licensed to use or otherwise has the right to use, all patents, trademarks, trade names, copyrights, technology, know-how and processes used in or necessary for the conduct of its business as currently conducted that are material to the condition (financial or other), business or operations of Holdings and its Subsidiaries (collectively called "INTELLECTUAL PROPERTY") and all such Intellectual Property is identified on Schedule 5.6 (other than software licenses granted by third party vendors) and fully protected and/or duly and properly registered, filed or issued in the appropriate office and jurisdictions for such registrations, filings or issuances. Except as disclosed in Schedule 5.6, the use of such Intellectual Property by Holdings and its Subsidiaries does not and has not been alleged by any Person to infringe on the rights of any Person.

5.7 INVESTIGATIONS, AUDITS, ETC. Except as set forth on Schedule 5.7 or Subschedule 7.1(B)(1), none of Holdings or any of its Subsidiaries, is the subject of (x) any review or audit by the Internal Revenue Service or any investigation by a Governmental Authority or Necessary Regulatory Authority concerning the violation or possible violation of any law or (y) any litigation, judgment, action, charge, claim, demand, suit, petition, or arbitration which could reasonably be expected to result in a Material Adverse Effect.

5.8 EMPLOYEE MATTERS. Except as set forth on Schedule 5.8, (a) none of Holdings or any of its Subsidiaries nor any of their respective employees is subject to any collective bargaining agreement, (b) no petition for certification or union election is pending with respect to the employees of Holdings or any of its Subsidiaries and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of Holdings or any of its Subsidiaries and (c) there are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of Borrower after due inquiry, threatened between Holdings or any of its Subsidiaries and their respective employees, other than employee grievances arising in the ordinary course of business which could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Except as set forth on Schedule 5.8, neither Holdings nor any of its Subsidiaries is party to an employment contract. Except as set forth on Subschedule 7.1(B)(2) neither Holdings nor any member of its controlled group or person under common control with Holdings, within the meaning of Title I or Title IV of ERISA or section 412, 414 (b) or 414(c) of the IRC, maintained or is required to contribute to any "employee benefit plan" as defined in Section 3(3) of ERISA or "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA).

5.9 SOLVENCY. Each of Holdings and each of its Subsidiaries (a) owns and will own assets the fair saleable value of which are (i) greater than the total amount of liabilities (including contingent liabilities) of Holdings or such Subsidiary, as the case may be, and (ii) greater than the amount that will be required to pay the probable liabilities of Holdings or such Subsidiary's, as the case may be, then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to Holdings or such Subsidiary, as the case may be; (b) has capital that is not unreasonably small in relation to its business as presently conducted or after giving effect to any contemplated transaction; and (c) does not intend to incur and does not believe that it will incur debts beyond its ability to pay such debts as they become due.

5.10     REGULATORY COMPLIANCE OF HOLDINGS AND ITS SUBSIDIARIES.

         (A) Holdings, its Subsidiaries and each Institution have all necessary permits, licenses, franchises, authorizations and clearances of governmental or regulatory authorities as are required or necessary (1) to operate in the states (and locations therein) in which the Institutions are located, (2) to participate in federal student assistance programs under Title IV and (3) to own, lease and operate their respective properties and to conduct their business, in each case, in a manner no less advantageous to Holdings, its Subsidiaries and each Institution as conducted as of the time immediately prior to the Original Transaction Date (or, with respect to Newco, immediately prior to the Amendment and Restatement Date);

         (B) Each Institution has in full force and effect a Program Participation Agreement for each Institution and is in compliance in all material respects with each such Program Participation Agreement;

         (C) Each Institution has applied for recertification of eligibility to participate in federal student financial assistance programs under Title IV where such reapplication was necessary to assure that no Program Participation Agreement would expire;

         (D) Each Institution is in compliance in all material respects with Title IV and the Regulations, including Section 668.16 and 668.171 - 668.175 of the Regulations, and with all applicable laws of each state in which it is located that regulates educational institutions;

         (E) no accreditations or state licensees held by Holdings, its Subsidiaries or any Institution as of the time immediately prior to the Original Transaction Date (or, with respect to the Companies, the Amendment and Restatement Date) or thereafter acquired have been suspended, revoked, terminated, not renewed or continued, discontinued or canceled;

         (F) Holdings and its Subsidiaries have obtained assurances from each Necessary Regulatory Authority that the Penske/Charlesbank Related Transactions did not constitute a "change of ownership" or a "change of control" under each Necessary Regulatory Authorities' laws, regulations or standards, or, in the event that a Necessary Regulatory Authority did treat the Penske/Charlesbank Related Transactions as a change of ownership or a change of control, Holdings and its Subsidiaries have timely filed all required notifications and applications necessary to secure such Necessary Regulatory Authorities' consent to the transactions contemplated thereby, and no Necessary Regulatory Authority has refused such consent; and

         (G)      the representations and warranties of Holdings set forth in
                  Section 3.9 of the Convertible Preferred Stock Purchase Agreement are true and correct as of the Second Amendment and Restatement Date.

5.11 LEASES AND CONTRACTS; INDEBTEDNESS. Except as set forth on Schedule 5.11, upon consummation of the Penske/Charlesbank Related Transactions and after giving effect thereto all leases of real and personal property and all material agreements (including, without limitation, debt agreements and capital leases) to which Holdings or any of its Subsidiaries is a party are in full force and effect without default or right of the lessor or other obligee to terminate or accelerate thereunder.

5.12 FEES. Except as set forth on subschedule 7.1(B)(3) hereto, no fees are currently payable in connection with the UTI Related Transactions, the NTT Related Transactions, the Penske/Charlesbank Related Transactions or the financing contemplated by this Agreement, the Original Credit Agreement, by Holdings or any of its Subsidiaries to Affiliates of Holdings.

5.13 EXISTING LOAN DOCUMENTS. Each of the Loan Documents delivered by Holdings, Borrower and their Subsidiaries on the Second Amendment and Restatement Date and the provisions thereof (including the Original Credit Agreement, as amended and restated hereby, and the amended and restated Notes being delivered hereunder (a) are and remain legal, valid and binding obligations of the respective parties thereto, enforceable in accordance with their terms, (b) have not been modified, supplemented or waived (except as modified pursuant to the terms of this Agreement or agreements supplied by the Agent) and (c) remain in full force and effect. The obligations of Holdings and the Non-Institution Subsidiaries under the Guaranties delivered on the Closing Date and amended or amended and restated as of the Second Amendment and Restatement Date are hereby confirmed and such agreements are and remain legal, valid and binding obligations of the respective parties thereto, enforceable in accordance with their terms and in full force and effect without offset, defense, claims, counterclaims, cross-claims or right of set-off or recoupment.

5.14 MARGIN REGULATIONS. No part of the proceeds of any Loan will be used for "buying" or "carrying" "margin stock" within the respective meanings of such terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect or for any other purpose that violates the provisions of the regulations of the Board of Governors of the Federal Reserve System. If requested by Agent, Borrower will furnish to Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1, as applicable, referred to in Regulation U.

5.15     ENVIRONMENTAL MATTERS.

         (A) Except as set forth on Schedule 5.7: (i) Holdings and each of its Subsidiaries are and have been in compliance with all Environmental Laws, except for such noncompliance that would not result in Environmental Liabilities which could reasonably be expected to have a Material Adverse Effect; (ii) Holdings and each of its Subsidiaries have obtained, and are in compliance with, all Environmental Permits required by Environmental Laws for the operations of their respective businesses as presently conducted or as proposed to be conducted, except where the failure to so obtain or comply with such Environmental Permits would not result in Environmental Liabilities which could reasonably be expected to have a Material Adverse Effect, and all such Environmental Permits are valid, uncontested and in good standing; (iii) neither Holdings nor any of its Subsidiaries is involved in operations or knows of any facts, circumstances or conditions, including any Releases of Hazardous Materials, that are likely to result in any Environmental Liabilities of such Loan Party which could reasonably be expected to have a Material Adverse Effect; (iv) there is no Litigation arising under or related to any Environmental Laws, Environmental Permits or Hazardous Material that seeks damages, penalties, fines, costs or expenses in excess of $100,000 or injunctive relief against, or that alleges criminal misconduct by, Holdings or any of its Subsidiaries; (v) no notice has been received by Holdings or any of its Subsidiaries identifying it as a "potentially responsible party" or requesting information under CERCLA or analogous state statutes, and to the knowledge of Holdings and each of its Subsidiaries, there are no facts, circumstances or conditions that could reasonably be expected to result in Holdings or any of its Subsidiaries being identified as a "potentially responsible party" under CERCLA or analogous state statutes; and (vi) Holdings and each of its Subsidiaries have provided to Agent copies of all existing material environmental reports, reviews and audits and all material written information pertaining to actual or potential Environmental Liabilities, in each case relating to Holdings or any of its Subsidiaries.

         (B) Holdings and each of its Subsidiaries hereby acknowledge and agree that Agent (i) is not now, and has not ever been, in control of any the affairs of Holdings or any of its Subsidiaries, and (ii) does not have the capacity through the provisions of the Loan Documents or otherwise to influence any the conduct of Holdings or any of its Subsidiaries with respect to compliance with Environmental Laws or Environmental Permits.

5.16 SUBORDINATED INDEBTEDNESS AND SELLER SUBORDINATED NOTES. Schedule 5.16 hereto sets forth a list of all Subordinated Indebtedness and each Seller Subordinated Note outstanding immediately prior to the Second Amendment and Restatement Date.

                                   SECTION 6

                          DEFAULT, RIGHTS AND REMEDIES

6.1 EVENT OF DEFAULT. "EVENT OF DEFAULT" means the occurrence or existence of any one or more of the following:

         (A) PAYMENT. Failure of Borrower to pay any payment or prepayment of principal of any Loan when due, or to repay when required any DOE Working Capital Loan, Non-DOE Working Capital Loan, or any Revolving Loan to reduce its principal balance to the Maximum DOE Limit, Maximum Non-DOE Limit or Maximum Revolver Loan Balance, or to reduce the amount outstanding under the Revolving Loan Commitment as required by subsection 1.5(G) or to provide cash collateral for any Risk Participation Liability when required or to reimburse Agent for any payment made by Agent under or in respect of any Lender Letters of Credit or Risk Participation Agreements when due or failure to pay, within five (5) days after the due date, any interest on any Loan or any other amount due under this Agreement or any of the other Loan Documents; or

         (B) DEFAULT IN OTHER AGREEMENTS. (1) Failure of Holdings or any of its Subsidiaries to pay when due or within any applicable grace period any principal or interest on Indebtedness (other than the Loans) or any Contingent Obligations or (2) breach or default of Holdings or any of its Subsidiaries with respect to any Indebtedness (other than the Loans) or any Contingent Obligations, if the effect of such breach or default is to cause or to permit the holder or holders (or any requisite percentage thereof) then to cause, Indebtedness and/or Contingent Obligations having an individual principal amount in excess of $2,000,000 or having an aggregate principal amount in excess of $5,000,000 to become or be declared due prior to their stated maturity; or

         (C) BREACH OF CERTAIN PROVISIONS. Failure of Holdings or any of its Subsidiaries to perform or comply with any term or condition contained in (i) that portion of subsection 2.2 relating to the obligation to maintain insurance, (ii) subsection 2.3, (iii) Section 3 or (iv) Section 4; or

         (D) BREACH OF WARRANTY. Any representation, warranty, certification or other statement made by Holdings or any of its Subsidiaries in any Loan Document or in any statement or certificate at any time given by such Person in writing pursuant or in connection with any Loan Document is false in any material respect on the date made; or

         (E) OTHER DEFAULTS UNDER LOAN DOCUMENTS. Holdings or any of its Subsidiaries defaults in the performance of or compliance with any term contained in this Agreement or the other Loan Documents and such default is not remedied or waived within thirty (30) days after receipt by Borrower of notice from Agent or Requisite Lenders of such default (other than occurrences described in other provisions of this subsection
                  6.1 for which a different grace or cure period is specified or which constitute immediate Events of Default); or

         (F) INVOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC. (1) A court enters a decree or order for relief with respect to Holdings or any of its Subsidiaries in an involuntary case under the Bankruptcy Code, which decree or order is not stayed or other similar relief is not granted under any applicable federal or state law; or (2) the continuance of any of the following events for sixty (60) days unless dismissed, bonded or discharged: (a) an involuntary case is commenced against Holdings or any of its Subsidiaries under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or (b) a decree or order of a court for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Holdings or any of its Subsidiaries or over all or a substantial part of its property, is entered; or (c) an interim receiver, trustee or other custodian is appointed without the consent of Holdings or any of its Subsidiaries, for all or a substantial part of the property of such Person; or

         (G) VOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC. (1) An order for relief is entered with respect to Holdings or any of its Subsidiaries or Holdings or any of its Subsidiaries commences a voluntary case under the Bankruptcy Code, or consents to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case under any such law or consents to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or (2) Holdings or any of its Subsidiaries makes assignment for the benefit of creditors; or (3) the Board of Directors of Holdings or any of its Subsidiaries adopts any resolution or otherwise authorizes action to approve any of the actions referred to in this subsection 6.1(G); or

         (H) GOVERNMENTAL LIENS. Any lien, levy or assessment is filed or recorded with respect to or otherwise imposed upon all or any part of the Collateral or the assets of Holdings or any of its Subsidiaries by the United States or any department or instrumentality thereof or by any state, county, municipality or other governmental agency (other than Permitted Encumbrances); or

         (I) JUDGMENT AND ATTACHMENTS. Any money judgment, writ or warrant of attachment, or similar process (other than those described in subsection 6.1(H)) involving (1) an amount in any individual case in excess of $2,500,000 or (2) an amount in the aggregate at any time in excess of $2,500,000 (in either case not adequately covered by insurance as to which the insurance company has acknowledged coverage) is entered or filed against Holdings or any of its Subsidiaries or any of their respective assets and remains undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) Business Days prior to the date of any proposed sale thereunder; or

         (J) DISSOLUTION. Any order, judgment or decree is entered against Holdings or any of its Subsidiaries decreeing the dissolution or split up of Holdings or such Subsidiary and such order remains undischarged or unstayed for a period in excess of fifteen (15) days; or

         (K) SOLVENCY. Holdings or any of its Subsidiaries ceases to be solvent (as represented in subsection 5.9) or admits in writing its present or prospective inability to pay its debts as they become due; or

         (L) INJUNCTION. Holdings or any of its Subsidiaries is enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting all or any material part of its business and such order continues for more than thirty (30) days; or

         (M) ERISA; PENSION PLANS. (1) Holdings or any of its Subsidiaries or any of its Affiliates fails to make full payment when due of all amounts which, under the provisions of any employee benefit plans or any applicable provisions of the IRC, any such Person is required to pay as contributions thereto and such failure results in or is likely to result in a

                  Material Adverse Effect; or (2) an accumulated funding deficiency in excess of $750,000 occurs or exists, whether or not waived, with respect to any such employee benefit plans; or (3) any employee benefit plan loses its status as a qualified plan under the IRC which results in or could reasonably be expected to result in a Material Adverse Effect and any such failure, deficiency or loss continues for more than twenty (20) consecutive days; or

         (N) ENVIRONMENTAL MATTERS. Holdings or any of its Subsidiaries fails to: obtain or maintain any operating licenses or permits required by environmental authorities; begin, continue or complete any remediation activities as required by any environmental authorities; store or dispose of any hazardous materials in accordance with applicable environmental laws and regulations; or comply with any other environmental laws; in each case, if such failure could reasonably be expected to have a Material Adverse Effect and any such failure remains unremedied for more than thirty (30) consecutive days; or

         (O) INVALIDITY OF LOAN DOCUMENTS. Any of the Loan Documents for any reason, other than a partial or full release in accordance with the terms thereof, ceases to be in full force and effect or is declared to be null and void (other than solely as a result of action taken by Agent of any Lender), or Holdings or any Subsidiary denies that it has any further liability under any Loan Documents to which it is party, or gives notice to such effect; or

         (P) DAMAGE; STRIKE; CASUALTY. Any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than twenty (20) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of Holdings or any of its Subsidiaries if any such event or circumstance could reasonably be expected to have a Material Adverse Effect; or

         (Q) LICENSES AND PERMITS. The loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by Holdings or any of its Subsidiaries, if such loss, suspension, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect, and any such loss, suspension or revocation continues for more than twenty (20) consecutive days; or

         (R) FAILURE OF SECURITY. Agent, for the benefit of Agent and Lenders, does not have or ceases to have a valid and perfected first priority security interest in the Collateral (subject to Permitted Encumbrances) or any substantial portion thereof, in each case, for any reason other than the failure of Agent to take any action within its control; or

         (S) BUSINESS ACTIVITIES. (1) Holdings engages in any type of business activity other than the ownership of stock of Borrower and performance of its obligations under the Related Transactions Documents and Loan Documents to which it is a party or (2) Borrower shall engage in any business other than the ownership of stock in its other Subsidiaries and performance of its obligations under the Related Transactions Documents and Loan Documents to which it is a party; or

         (T) CHANGE IN CONTROL. If (1) the Jordan Group, JZEP, Penske, Charlesbank, John White and Robert Hartman (including trusts, partnerships or other entities created by John White or Robert Hartman solely for the benefit, if any, of their respective family members), together, beneficially and of record shall own and control, directly or indirectly, less than a majority (on a fully diluted basis) of the issued and outstanding shares of each class of common stock of Holdings entitled (without regard to the occurrence of any contingency) to vote for the election of the members of the board of directors of Holdings, (2) the Jordan Group, JZEP, Penske and Charlesbank shall own and control less than 51% (on a fully diluted basis) of the issued and outstanding shares of any class of capital stock of Holdings entitled (without regard to the occurrence of any contingency) to vote for the election of the members of the board of directors of Holdings, (3) any person or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, (other than John White or Robert Hartman (including such trusts)) shall own or control a greater percentage (on a fully diluted basis) of the issued and outstanding shares of any class of common stock of Holdings entitled (without regard to the occurrence of any contingency) to vote for the election of the members of the board of directors of Holdings than that percentage (on a fully diluted basis) held by the Jordan Group, JZEP, Penske and Charlesbank (combined), (4) Holdings, beneficially and of record, shall own and control less than one hundred percent (100%) of the issued and outstanding shares of any class of capital stock of Borrower, (5) Borrower, beneficially and of record, shall own and control less than one hundred percent (100%) of the issued and outstanding shares of any class of capital stock of any Subsidiary of Borrower, (6) Borrower ceases to beneficially and of record own and control one hundred percent (100%) of the issued and outstanding shares of each class of capital stock of each Subsidiary of Borrower acquired or created after the Second Amendment and Restatement Date or (7) a "Change of Control" (as defined in the Charter of Holdings or the certificate of designation of preferences and rights of any Preferred Stock) shall occur; or

         (U) LOSS OF FUNDING, ACCREDITATION. If (i) any accreditation necessary for Title IV eligibility held by any Institution as of the Original Transaction Date or any accreditation acquired after the Original Transaction Date shall be cancelled, not renewed or continued, revoked, terminated or suspended for any in excess of forty-five (45) consecutive days (ii) the ability of any Institution to participate in the federal student financial assistance program under Title IV shall be cancelled, not renewed or continued, revoked, terminated or suspended for any period in excess of forty-five (45) consecutive days, (iii) any permit, license, franchise, authorization or clearance of any governmental or regulatory agency necessary for Holdings, any Subsidiary thereof or any Institution to operate in the states and locations therein in which the Institutions are located as of the Second Amendment and Restatement Date or in any location of any Institution which location was established after the Second Amendment and Restatement Date shall be cancelled, not renewed or continued, revoked, terminated or suspended for any period in excess of forty-five (45) consecutive days, which could reasonably be expected to have a Material Adverse Effect, (iv) any Institution shall default under any Program Participation Agreement or under the laws or regulations of any federal, state or local governmental entity applicable to Holdings, any Subsidiary thereof or such Institution, which default could reasonably be expected to result in any event referred to in clause (i), (ii) or (iii) of this paragraph (U) or in a Material Adverse Effect or (v) the Borrower or any of its Institution Subsidiaries fails to provide a letter of credit or guaranty required by the DOE.

         (V) SUBORDINATED INDEBTEDNESS. The failure of Holdings or any of its Subsidiaries or any other creditor of Borrower or any of its Subsidiaries to comply with the terms of any subordination or intercreditor agreement or any subordination provisions of any note or other document running to the benefit of Agent or Lenders.

6.2 SUSPENSION OF COMMITMENTS. Upon the occurrence and during the continuation of any Default or Event of Default, Agent and each Lender without notice or demand, may immediately cease making

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

additional Loans and issuing Lender Letters of Credit and Risk Participation Agreements and cause its obligation to lend its Pro Rata Share of the Revolving Loan Commitment to be suspended; provided that, in the case of a Default, if the subject condition or event is waived, cured or removed by Requisite Lenders within any applicable grace or cure period, any suspended portion of the Revolving Loan Commitment shall be reinstated. Each Lender may alternatively suspend only a portion of its obligation to lend its Pro Rata Share of the Revolving Loan Commitment.

6.3 ACCELERATION. Upon the occurrence of any Event of Default described in the foregoing subsection 6.1(F) or 6.1(G), the unpaid principal amount of and accrued interest and fees on the Term Loans and the Revolving Loans, payments under the Lender Letters of Credit and Risk Participation Agreements and all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other requirements of any kind, all of which are hereby expressly waived by Borrower, and the obligations of Agent and Lenders to make Revolving Loans and issue Lender Letters of Credit and Risk Participation Agreements shall thereupon terminate. Upon the occurrence and during the continuance of any other Event of Default, Agent may, and upon written demand by Requisite Lenders shall, by written notice to Borrower (a) declare all or any portion of the Loans and all or some of the other Obligations to be, and the same shall forthwith become, immediately due and payable together with accrued interest thereon, and the obligations of Agent and Lenders to make Revolving Loans and issue Lender Letters of Credit and Risk Participation Agreements shall thereupon terminate and (b) demand that Borrower immediately deposit with Agent an amount equal to the Total Risk Participation Liability to enable Agent to make payments under the Lender Letters of Credit and Risk Participation Agreements when required and such amount shall become immediately due and payable.

6.4 PERFORMANCE BY AGENT. If any Loan Party shall fail to perform any covenant, duty or agreement contained in any of the Loan Documents, Agent may perform or attempt to perform such covenant, duty or agreement on behalf of such Person after the expiration of any cure or grace periods set forth herein. In such event, Holdings or any of its Subsidiaries shall, at the request of Agent, promptly pay any amount reasonably expended by Agent in such performance or attempted performance to Agent, together with interest thereon at the rate of interest in effect upon the occurrence of an Event of Default as specified in subsection 1.2(E) from the date of such expenditure until paid. Notwithstanding the foregoing, it is expressly agreed that Agent shall not have any liability or responsibility for the performance of any obligation of Holdings or any of its Subsidiaries under this Agreement or any other Loan Document.

6.5 APPLICATION OF PROCEEDS. Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence and during the continuance of an Event of Default other than an Event of Default listed on Schedule 1.2(E),
(a) Borrower irrevocably waives the right to direct the application of any and all payments at any time or times thereafter received by Agent from or on behalf of Borrower, and Agent shall have the continuing and exclusive right to apply and to reapply any and all payments received at any time or times after the occurrence and during the continuance of an Event of Default against the Obligations in such manner as Agent may deem advisable notwithstanding any previous application by Agent and (b) in the absence of a specific determination by Agent with respect thereto, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied: first, to all fees, costs and expenses incurred by or owing to Agent and any Lender with respect to this Agreement, the other Loan Documents or the Collateral; second, to accrued and unpaid interest on the Obligations (including any interest which but for the provisions of the Bankruptcy Code, would have accrued on such amounts); third, to the principal amount of the Obligations outstanding (including cash collateral for Risk Participation Liability); and fourth, to any other indebtedness or obligations of Borrower owing to Agent or any Lender under the Loan Documents. Any balance remaining shall be delivered to Borrower or to whomever may be lawfully entitled to receive such balance or as a court of competent jurisdiction may direct.

                                   SECTION 7

                CONDITIONS TO LOANS; CONDITIONS TO EFFECTIVENESS

The obligations of Lenders to make Loans and of Agent to issue Lender Letters of Credit and Risk Participation Agreements are subject to satisfaction of all of the applicable conditions set forth below.

7.1 CONDITIONS TO INITIAL LOANS UNDER THIS AGREEMENT. The obligations of Lenders to make Incremental Term Loan A and the initial Revolving Loan made on or after the Second Amendment and Restatement Date and of Agent to issue any Lender Letters of Credit and Risk Participation Agreements on the Second Amendment and Restatement Date are, in addition to the conditions precedent specified in subsection 7.2, subject to:

         (A) the delivery of all documents listed on Schedule 7.1, all in form and substance satisfactory to Agent;

         (B) the condition that such assignments by Exiting Lenders and/or Continuing Lenders of the rights and obligations under the Original Credit Agreement to Lenders as may be necessary to consummate the transactions contemplated hereby shall have been completed and evidenced by such documentation required by the Original Credit Agreement and otherwise in form and substance satisfactory to Agent;

         (C) the condition that, upon receipt of the proceeds of the Penske/Charlesbank Related Transactions, Incremental Term Loan A and a Revolving Loan of not more than $5,500,000, Holdings and Borrower shall have sufficient funds to satisfy in full all Subject Subordinated Indebtedness, make the Term Loans B Prepayment and to pay all costs and all expenses incurred (whether or not billed) in connection with the Penske/Charlesbank Related Transactions and the financing contemplated by this Agreement;

         (D) the condition that all Subordinated Indebtedness, other than the Holdings Subordinated Indebtedness (NTT) and the CEG Closing Note, shall have been paid and satisfied in full in cash and all Subordinated Indebtedness Documents relating to such satisfied Subordinated Indebtedness shall have been terminated and released;

         (E) the condition that (i) the Penske/Charlesbank Related Transactions shall have been consummated in accordance with all applicable laws and regulations and in accordance with the applicable Penske/Charlesbank Related Transactions Documents, without waiver or amendment of any material term (except with the prior written consent of Agent and the Lenders), (ii) the Convertible Preferred Stock shall have been issued in accordance with the Penske/Charlesbank Related Transaction Documents without waiver or amendment of any material term (except with the prior written consent of Agent and Lenders) and (iii) the aggregate proceeds from the sale thereof shall have been applied to the satisfaction of the Subject Subordinated Indebtedness and to the payment of costs, fees and expenses incurred in connection with the Penske/Charlesbank Related Transactions and the financing contemplated by this Agreement;

         (F) the condition that all holders of the Remaining Subordinated Indebtedness shall have consented to the amendment and restatement of the Original Credit Agreement, pursuant to the terms hereof;

         (G) the condition that Borrower shall have paid or prepaid (i) all accrued and unpaid interest on the Obligations as of the Second Amendment and Restatement Date, (ii) $24,788,500.00 in respect of principal of Term Loan B (the "TERM LOAN B PREPAYMENT"), (iii) any accrued commitment fee (as such fee is set forth in subsection 1.2(B) of the Original Credit Agreement) that has not been paid as of the Second Amendment and Restatement Date and (iv) $153,300 in respect of the unpaid portion of the amendment fee in respect of Amendment No. 3 (as such fee is set forth in the last sentence of subsection 1.3(A) of the Original Credit Agreement) that has not been paid as of the Second Amendment and Restatement Date (to be allocated among the Existing Lenders as determined by Agent);

         (H) the condition that (i) Holdings and its Subsidiaries have obtained assurances from each Necessary Regulatory Authority that the Penske/Charlesbank Related Transactions did not constitute a "change of ownership" or a "change of control" under each Necessary Regulatory Authorities' laws, regulations or standards or (ii) in the event that a Necessary Regulatory Authority did treat the Penske/Charlesbank Related Transactions as a change of ownership or a change of control, Holdings and its Subsidiaries have timely filed all required notifications and applications necessary to secure such Necessary Regulatory Authorities' consent to the transactions contemplated thereby, and no Necessary Regulatory Authority has refused such consent;

         (I) the condition that the Holdings Subordinated Indebtedness Documents governing the Remaining Subordinated Indebtedness shall have been amended in a manner satisfactory to the Agent and Requisite Lenders;

         (J) the condition that Holdings shall have certified to Agent and Lenders that to the best of its knowledge all representations and warranties made to Holdings in the Penske/Charlesbank Related Transaction Document were true and correct in all material respects as of the date made and as of the Second Amendment and Restatement Date;

         (K) the condition that no Revolving Loans are outstanding immediately prior to the Second Amendment and Restatement Date; and

         (L) the condition that (assuming the effectiveness of this amendment and restatement) all amounts payable to Agent and the Lenders through the Second Amendment and Restatement Date under subsection 1.3 shall have been paid.

7.2 CONDITIONS TO ALL LOANS. The obligations of Lenders to make Loans and of Agent to issue Lender Letters of Credit and Risk Participation Agreements on any date ("FUNDING DATE"), including, without limitation, the Second Amendment and Restatement Date, are subject to the further conditions precedent set forth below.

         (A) Except in the case of a Revolving Loan referred to in subsection 1.1(C)(2), Agent shall have received, in accordance with the provisions of subsection 1.1, a notice requesting an advance of a Revolving Loan or issuance of a Lender Letter of Credit or Risk Participation Agreement.

         (B) Except in the case of a Revolving Loan referred to in subsection 1.1(C)(2), the representations and warranties contained in Section 5 of this Agreement and elsewhere herein and in the Loan Documents shall be (and each request by Borrower for a Loan or a Lender Letter of Credit or Risk Participation Agreement shall constitute a representation and warranty by Borrower that such representations and warranties are) true, correct and complete in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except for any representation or warranty limited by its terms to a specific date and taking into account any amendments to the Schedules or Exhibits as a result of any disclosures made in writing by Borrower to Agent after the Second Amendment and Restatement Date and approved by Agent in writing.

         (C) Except in the case of a Revolving Loan referred to in subsection 1.1(C)(2), no event shall have occurred and be continuing or would result from the consummation of the borrowing contemplated (or notice requesting issuance of a Lender Letter of Credit or Risk Participation Agreement) that would constitute an Event of Default or a Default and no circumstance described in subsection 1.1(B)(2) shall exist. In the case of a Revolving Loan referred to in subsection 1.1(C)(2), no Event of Default under subsection 6.1(F) or subsection 6.1(G) and no acceleration of the Obligations shall have occurred.

         (D) Except in the case of a Revolving Loan referred to in subsection 1.1(C)(2), no order, judgment or decree of any court, arbitrator or Governmental Authority shall purport to enjoin or restrain any Lender from making any Loan or Agent from issuing any Lender Letter of Credit or Risk Participation Agreement.

7.3 CONDITIONS TO EFFECTIVENESS. This amendment and restatement of the Original Credit Agreement shall not become effective unless and until the following conditions are satisfied in full (as determined by Agent) or, with the prior written consent of Agent and Lenders, waived:

         (A) All conditions to borrowing under subsection 7.1 and subsection 7.2 shall be satisfied.

         (B) This Agreement shall have been executed and delivered by the Continuing Lenders, the New Lenders, Agent, Borrower and Holdings.

                                   SECTION 8

                          ASSIGNMENT AND PARTICIPATION

8.1 ASSIGNMENTS AND PARTICIPATIONS IN LOANS AND NOTES. Each Lender (including Heller) may at its own cost assign, subject to the terms of a Lender Addition Agreement, its rights and delegate its obligations under this Agreement to another Person; provided that (a) (i) such Lender (excluding Heller) shall first obtain the written consent of Agent, which consent shall not be unreasonably withheld and (ii) such Lender (including Heller) shall first obtain the prior written consent of Borrower (unless such assignment is being made to a Person which is already a Lender or is being made to an Affiliate of such Lender), which consent shall not be unreasonably withheld; (b) no portion of the Revolving Loan Commitment or Term Loans being assigned shall in any event be less than the lesser of (i) $5,000,000 and (ii) the entire amount of the portion of the Revolving Loan Commitment or applicable Term Loan of the assigning Lender; and (c) upon the consummation of each such assignment the assigning Lender shall pay Agent an administrative fee of $3,500; provided, further, that any sale or assignment by Antares or Heller to Salomon Brothers Holding Company, Inc. ("SALOMON") for the purposes of warehousing or otherwise holding loans and by Salomon or Antares to Mariner CDO 2002, Ltd. and/or Nova CDO 2001, Ltd. shall be permitted and shall not be subject to the minimum assignment amount specified in this Agreement (it being understood that any sale or assignment so permitted shall nonetheless be subject to the $3,500 fee payable to Agent under clause (c) of this sentence). The administrative fee referred to in clause (c) of the preceding sentence shall not apply to an assignment from a Lender to an Affiliate of such Lender. In the case of an assignment authorized under this subsection 8.1, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were an initial Lender hereunder. The assigning Lender shall be relieved of its obligations hereunder with respect to its Pro Rata Share of the Revolving Loan Commitment or assigned portion thereof. Borrower hereby acknowledges and agrees that any assignment will give rise to a direct obligation of Borrower to the assignee and that the assignee shall be considered to be a "LENDER".

Agent shall maintain at its office in Chicago, Illinois a copy of each Lender Addition Agreement delivered to it and a register for the recordation of the names and addresses of Lenders, and the commitments of, and principal amount of the Loans owing to each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be presumptive evidence of the amounts due and owing to Lender in the absence of manifest error. Borrower, Agent and each Lender may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time upon reasonable prior notice.

Upon its receipt of a duly completed Lender Addition Agreement executed by an assigning Lender and its assignee (together with the Notes subject to such assignment) and the administrative fee referred to above, Agent shall (subject to the consent of Agent and Borrower to such assignment, if required) (1) accept such Lender Addition Agreement, (2) record the information contained therein in the Register to reflect such Lender Addition Agreement and (3) give prompt notice thereof to Borrower and Lenders. Upon request by Agent, Borrower shall promptly execute and deliver to Agent Notes evidencing the Obligations owed by Borrower to the assignee and, if applicable, the assigning Lender, after giving effect to the assignment. Agent shall cancel the Notes delivered to it by the assigning Lender and deliver the new Notes to the assignee and, unless the assigning Lender has assigned all of its interests under this Agreement, the assigning Lender.

Each Lender (including Heller) may at its own cost sell participations in all or any part of its Pro Rata Share of the Revolving Loan Commitment and the Term Loans to another Person, provided that (a) such Lender (excluding Heller) shall first obtain the prior written consent of Agent, which consent shall not be unreasonably withheld; (b) such Lender (including Heller) shall first obtain the prior written consent of Borrower (unless such participation is being sold to a Person which is already a Lender or a participant in the Loans or is being made to an Affiliate of such Lender) which consent shall not be unreasonably withheld; and (c) any such participation shall be in a minimum amount of $5,000,000, and provided, further, that all amounts payable by Borrower hereunder shall be determined as if that Lender had not sold such participation and the holder of any such participation shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly effecting (i) any reduction in the principal amount, interest rate or fees payable with respect to any Loan in which such holder participates; (ii) any extension of the Expiry Date, any extension of the date on which any Scheduled Installment is to be paid or any change of any date fixed for any payment of interest or fees payable with respect to any Loan in which such holder participates; (iii) any change of the aggregate unpaid principal amount of the Loans; (iv) any change of the percentage of Lenders which shall be required for Lenders or any of them to take any action hereunder; (v) any release of Collateral (except if the sale or disposition of such Collateral is permitted under this Agreement or any other Loan Document); (vi) any amendment or waiver of this subsection 8.1 or the definitions of the terms used in this subsection
8.1 insofar as the definitions affect the substance of this subsection 8.1;
(vii) any consent to the assignment, delegation or other transfer by any Loan Party of any of its rights and obligations under any Loan Document; and (viii) any change in the form in which interest is required to be paid. Borrower hereby acknowledges and agrees that any participation will give rise to a direct obligation of Borrower to the participant for purposes of subsections 1.8, 1.9,
8.4 and 9.1 and the participant shall be considered a "Lender" for such purposes.

Notwithstanding any other provision of this Agreement, any Lender may at any time, following written notice to Agent, (1) pledge the Obligations held by it or create a security interest in all or any portion of its rights under this Agreement or the other Loan Documents in favor of any Person; provided, however, that (a) no such pledge or grant of security interest to any Person shall release such Lender from its obligations hereunder or under any other Loan Document and (b) the acquisition of title to such Lender's Obligations pursuant to any foreclosure or other exercise of remedies by such Person shall be subject to the provisions of this Agreement and the other Loan Documents in all respects including, without limitation, any consent required by this subsection 8.1 and
(2) assign all or any portion of its funded loans to an Affiliate of such Lender which is at least 50% owned by such Lender or its parent company, to one or more other Lenders or to a Related Fund. For purposes of this paragraph, a "RELATED FUND" shall mean, with respect to any Lender, a fund or other investment vehicle that invests in commercial loans and is managed by such Lender or by the same investment advisor that manages such Lender or by an Affiliate of such investment advisor.

Except as otherwise provided in this subsection 8.1 no Lender shall, as between Borrower and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of a participation in, all or any part of the Loans, the Notes or other Obligations owed to such Lender. Each Lender may furnish any information concerning Holdings and its Subsidiaries or as to the Related Transactions in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants), subject to the provisions of subsection 9.13.

Holdings and its Subsidiaries agree that each of them will use its reasonable best efforts to assist and cooperate with Agent and any Lender in any manner reasonably requested by Agent or such Lender to effect the sale of a participation or an assignment described above, including without limitation assistance in the preparation of appropriate disclosure documents or placement memoranda.

Agent shall provide Borrower with written notice of the name and address of any new Lender after the date hereof and will identify the amount of each assignment or participation and the type of Loan in which each new Lender has an interest and the amount and percentage of its Revolving Loan Commitment, if any.

Notwithstanding anything contained in this Agreement to the contrary, so long as the Requisite Lenders shall remain capable of making LIBOR Loans, no Person shall become a "Lender" hereunder unless such Person shall also be capable of making LIBOR Loans.

8.2      AGENT.

         (A) APPOINTMENT. Each Lender hereby designates and appoints Heller as its Agent under this Agreement and the other Loan Documents, and each Lender hereby irrevocably authorizes Agent to take such action or to refrain from taking such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are reasonably incidental thereto. Agent is authorized and empowered to amend, modify, or waive any provisions of this Agreement or the other Loan Documents on behalf of Lenders subject to the requirement that certain of Lenders' consent be obtained in certain instances as provided in subsections 8.3 and 9.2. Agent agrees to act as such on the express conditions contained in this subsection 8.2. The provisions of this subsection 8.2 are solely for the benefit of Agent and Lenders and neither Borrower nor any Loan Party shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, Agent shall act solely as agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Borrower or any other Loan Party. Agent may perform any of its duties hereunder, or under the Loan Documents, by or through its agents or employees.

         (B) NATURE OF DUTIES. The duties of Agent shall be mechanical and administrative in nature. Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender and Agent expressly. Nothing in this Agreement or any of the Loan Documents, express or implied, is intended to or shall be construed to impose upon Agent any obligations in respect of this Agreement or any of the Loan Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of Borrower and each other Loan Party in connection with the extension of credit hereunder and shall make its own appraisal of the creditworthiness of Borrower and each other Loan Party, and Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto (other than as expressly required herein). If Agent seeks the consent or approval of any Lenders to the taking or refraining from taking any action hereunder, then Agent shall send notice thereof to each Lender. Agent shall promptly notify each Lender any time that the Requisite Lenders have instructed Agent to act or refrain from acting pursuant hereto.

         (C) RIGHTS, EXCULPATION, ETC. Neither Agent nor any of its officers, directors, employees or agents shall be liable to any Lender for any action taken or omitted by them hereunder or under any of the Loan Documents, or in connection herewith or therewith, except that Agent shall be liable with respect to its own gross negligence or willful misconduct. Agent shall not be liable for any apportionment or distribution of payments made by it in good faith and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount to which they are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them). In performing its functions and duties hereunder, Agent shall exercise the same care which it would in dealing with loans for its own account, but neither Agent nor any of its officers, directors, employees or agents shall be responsible to any Lender for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, or sufficiency of this Agreement or any of the Loan Documents or the transactions contemplated thereby, or for the financial condition of any Loan Party. Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Loan Documents or the financial condition of any Loan Party, or the existence or possible existence of any Default or Event of Default. Agent may at any time request instructions from Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Loan Documents Agent is permitted or required to take or to grant, and if such instructions are promptly requested, Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from Requisite Lenders or all of the Lenders, as applicable. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting under this Agreement, the Notes, or any of the other Loan Documents in accordance with the instructions of Requisite

                  Lenders. Agent shall have no obligation to take any action if it believes, in good faith, that such action exposes Agent to any liability for which it has not received satisfactory indemnification in accordance with subsection 8.2(E).

         (D) RELIANCE. Agent shall be entitled to rely, and shall be fully protected in relying, upon any written or oral notices, statements, certificates, orders or other documents or any telephone message or other communication (including any writing, telex, telecopy or telegram) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it. Agent shall be entitled to rely upon the advice of legal counsel, independent accountants, and other experts selected by Agent in its sole discretion.

         (E) INDEMNIFICATION. Lenders will reimburse and indemnify Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, attorneys' fees and expenses), advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of this Agreement or any of the Loan Documents or any action taken or omitted by Agent under this Agreement or any of the Loan Documents, in proportion to each Lender's Pro Rata Share (in each case, to the extent not paid by the Loan parties); provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements resulting from Agent's gross negligence or willful misconduct. If any indemnity furnished to Agent for any purpose shall, in the opinion of Agent, be insufficient or become impaired, Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The obligations of Lenders under this subsection 8.2(E) shall survive the payment in full of the Obligations (including termination of the Total Risk Participation Liability) and the termination of this Agreement.

         (F) HELLER INDIVIDUALLY. With respect to its obligations under the Revolving Loan Commitment, the Loans made by it, and the Notes issued to it, Heller shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "Lenders" or "Requisite Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include Heller in its individual capacity as a Lender or one of the Requisite Lenders. Heller, either directly or through strategic affiliations, may lend money to, acquire equity or other ownership interests in, provide advisory services to and generally engage in any kind of banking, trust or other business with any Loan Party as if it were not acting as Agent pursuant hereto and without any duty to account therefor to Lenders. Heller, either directly or through strategic affiliations, may accept fees and other consideration from any Loan Party for services in connection with this Agreement or otherwise without having to account for the same to Lenders. Each Lender understands and acknowledges that General Electric Capital Corporation, the parent corporation of Agent, is an equity investor in Penske.

         (G)      SUCCESSOR AGENT.

                  (1) Resignation. Agent may resign from the performance of all its agency functions and duties hereunder at any time by giving at least thirty (30) Business Days' prior written notice to Borrower and the Lenders. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clause (2) below or as otherwise provided below. Heller will resign as Agent at such time as it holds no Loans, and its Commitments to make Revolving Loans and Term Loans and its Risk Participation Liability equals zero.

                  (2) Appointment of Successor. Upon any such notice of resignation pursuant to clause (1) above, Requisite Lenders shall, upon receipt of Borrower's prior consent which shall not be unreasonably withheld, appoint a successor Agent. If a successor Agent shall not have been so appointed within the thirty (30) Business Day period, referred to in clause (1) above, the retiring Agent, upon notice to Borrower, shall then appoint a successor Agent who shall serve as Agent until such time, if any, as Requisite Lenders, upon receipt of Borrower's prior written consent which shall not be unreasonably withheld, appoint a successor Agent as provided above.

                  (3) Successor Agent. Upon the acceptance of any appointment as Agent under the Loan Documents by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Agent's resignation as Agent under the Loan Documents, the provisions of this subsection
                           8.2 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under the Loan Documents.

         (H)      COLLATERAL MATTERS.

                  (1) Release of Collateral. Lenders hereby irrevocably authorize Agent, at its option and in its discretion, to release any Lien granted to or held by Agent upon any property covered by the Security Documents (i) upon termination of the Revolving Loan Commitment and payment and satisfaction of all Obligations including, without limitation, termination of the Total Risk Participation Liability (other than contingent indemnification Obligations not then due and payable); (ii) constituting property being sold or disposed of if Borrower certifies to Agent that the sale or disposition is made in compliance with the provisions of this Agreement (and Agent may rely in good faith conclusively on any such certificate, without further inquiry); (iii) constituting property leased to Borrower or another Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by Borrower to be, renewed or extended; or
                           (iv) in accordance with the provisions of the succeeding sentence. Agent may release or compromise any Collateral and the proceeds thereof having a value not greater than ten percent (10%) of the total book value of all Collateral, either in a single transaction or in a series of related transactions, with the consent of Lenders owning an aggregate of at least eighty percent (80%) of the Revolving Loan Commitment and the outstanding Term Loans, provided that in no event will Agent, acting under the authority granted to it pursuant to this sentence, release or compromise Collateral or the proceeds thereof having a total book value in excess of twenty percent (20%) of the book value of all Collateral, as determined by Agent, during any calendar year. Notwithstanding the foregoing, the Agent is authorized and directed to execute and deliver the NTT/PTA Release.

                  (2) Confirmation of Authority; Execution of Releases. Without in any manner limiting Agent's authority to act without any specific or further authorization or consent by Lenders (as set forth in subsection 8.2(H)(1)), each Lender agrees to confirm in writing, upon request by Agent or Borrower or any other Loan Party, the authority to release any property covered by the Security Documents conferred upon Agent under clause (i) through (iii) of subsection 8.2(H)(1). Upon receipt by Agent of confirmation from the requisite percentage of Lenders required by subsection 8.2(H)(1), if any, of its authority to release or compromise any particular item or types of property covered by the Security Documents, and upon at least ten (10) Business Days prior written request by Borrower or any other Loan Party, Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release or compromise of the Liens granted to Agent, for the benefit of Agent and Lenders, upon such Collateral, provided that (i) Agent shall not be required to execute any such document on terms which, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release or compromise of such Liens without recourse or warranty, and (ii) such release or compromise shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of any Loan Party, in respect of), all interests retained by any Loan Party, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the property covered by the Security Documents.

                  (3) Absence of Duty. Agent shall have no obligation whatsoever to any Lender or any other Person to assure that the property covered by the Security Documents exists or is owned by Borrower or any other Loan Party or is cared for, protected or insured or has been encumbered or that the Liens granted to Agent have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent in this subsection 8.2(H) or in any of the Loan Documents, it being understood and agreed that in respect of the property covered by the Security Documents or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, in its discretion, given Agent's own interest in property covered by the Security Documents as one of the Lenders and that Agent shall have no duty or liability whatsoever to any of the other Lenders, provided that Agent shall exercise the same care which it would in dealing with loans for its own account.

                  (I) AGENCY FOR PERFECTION. Agent and each Lender hereby appoint each other Lender as agent for the purpose of perfecting Agent's security interest in assets which, in accordance with Article 9 of the Uniform Commercial Code in any applicable jurisdiction, can be perfected only by possession and each Lender hereby or by executing and delivering a Lender Addition Agreement accepts such appointment. Should any Lender (other than Agent) obtain possession of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor, shall deliver such Collateral to Agent or in accordance with Agent's instructions. Each Lender agrees that it will not have any right individually to enforce or seek to enforce any Security Document or to realize upon any collateral security for the Loans, it being understood and agreed that such rights and remedies may be exercised only by Agent.

                  (J) DISSEMINATION OF INFORMATION. Agent will use its best efforts to provide Lenders with any information received by Agent from Holdings or its Subsidiaries which is required to be provided to a Lender hereunder, provided that Agent shall not be liable to Lenders for any failure to do so, except to the extent that such failure is attributable to Agent's gross negligence or willful misconduct.

                  (K) NOTICE OF DEFAULT. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default except with respect to defaults in the payment of principal, interest and fees required to be paid to Agent for the account of Lenders, unless Agent shall have received written notice from a Lender or Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". Agent will notify each Lender of its receipt of any such notice. Agent shall take such action with respect to such Default or Event of Default as may be requested by Requisite Lenders in accordance with Section 6. Unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interests of Lenders.

8.3      AMENDMENTS, CONSENTS AND WAIVERS FOR CERTAIN ACTIONS.

         (A) Except as otherwise provided in this subsection 8.3, in subsection 9.2 or in any Lender Addition Agreement and except as to matters set forth in other subsections hereof or in any other Loan Document as requiring only Agent's consent, the consent of Requisite Lenders and Borrower will be required to amend, modify, terminate, or waive any provision of this Agreement or any of the other Loan Documents.

         (B) In the event Agent requests the consent of a Lender and does not receive a written consent or denial thereof within ten
                  (10) Business Days after such Lender's receipt of such request, then such Lender will be deemed to have denied the giving of such consent.

         (C) In the event Agent requests the consent of a Lender and such consent is denied, then Heller or the Lender which assigned its interest in the Loans to such Lender (the "ASSIGNING LENDER") may, at its option, require such Lender to reassign its interest in the Loans to Heller or the Assigning Lender, as applicable, for a price equal to the then outstanding principal amount thereof plus accrued and unpaid interest, fees and expenses due such Lender, which interest, fees and expenses will be paid when collected from Borrower. In the event that Heller or the Assigning Lender elects to require any Lender to reassign its interest to Heller or the Assigning Lender, Heller or the Assigning Lender, as applicable, will so notify such Lender in writing within forty-five (45) days following such Lender's denial, and such Lender will reassign its interest to Heller or the Assigning Lender, as applicable, no later than five (5) days following receipt of such notice. The Consent of Borrower shall not be required for any assignment under this paragraph (C).

8.4 SET OFF AND SHARING OF PAYMENTS. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, during the continuance of any Event of

Default, each Lender is hereby authorized by Holdings and Borrower at any time or from time to time, with reasonably prompt subsequent notice to Holdings and Borrower (any prior or contemporaneous notice being hereby expressly waived) to set off and to appropriate and to apply any and all (A) balances held by such Lender at any of its offices for the account of Holdings or any of its Subsidiaries (other than any Institution Subsidiary of Borrower) (regardless of whether such balances are then due to Holdings or any of its Subsidiaries), and
(B) other property at any time held or owing by such Lender to or for the credit or for the account of Holdings or any of its Subsidiaries (other than any Institution Subsidiary of Borrower), against and on account of any of the Obligations; except that no Lender shall exercise any such right without the prior written consent of Agent. Any Lender exercising a right to set off shall, to the extent the amount of any such set off exceeds its Pro Rata Share of the amount received in connection therewith by all Lenders, purchase for cash (and the other Lenders shall sell) interests in each such other Lender's Pro Rata Share of the Obligations as would be necessary to cause such Lender to share such excess with each other Lender in accordance with their respective Pro Rata Shares. Each of Holdings and Borrower agrees, to the fullest extent permitted by law, that any Lender may exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the Obligations and upon doing so shall deliver such excess to Agent for the benefit of all Lenders in accordance with their Pro Rata Shares.

8.5 DISBURSEMENT OF FUNDS. Agent may, on behalf of Lenders, disburse funds to Borrower for Loans requested. Each Lender shall reimburse Agent on demand for all funds disbursed on its behalf by Agent, or if Agent so requests, each Lender will remit to Agent its Pro Rata Share of any Loan before Agent disburses same to Borrower. If Agent elects to require that each Lender make funds available to Agent, prior to a disbursement by Agent to Borrower, Agent shall advise each Lender by telephone or telecopy of the amount of such Lender's Pro Rata Share of the Loan requested by Borrower no later than 12:00 noon CST on the Funding Date applicable thereto, and each such Lender shall pay Agent such Lender's Pro Rata Share of such requested Loan, in same day funds, by wire transfer to Agent's account on such Funding Date. If any Lender fails to pay the amount of its Pro Rata Share forthwith upon Agent's demand, Agent shall promptly notify Borrower, and Borrower shall immediately repay such amount to Agent. Any repayment required pursuant to this subsection 8.5 shall be without premium or penalty. Nothing in this subsection 8.5 or elsewhere in this Agreement or the other Loan Documents, including without limitation the provisions of subsection 8.6, shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfil its commitments hereunder or to prejudice any rights that Agent or Borrower may have against any Lender as a result of any default by such Lender hereunder.

8.6      DISBURSEMENTS OF ADVANCES; PAYMENT.

         (A) REVOLVING LOAN ADVANCES, PAYMENTS AND SETTLEMENTS; RELATED FEE PAYMENTS.

                  (1) The Revolving Loan balance may fluctuate from day to day through Agent's disbursement of funds to, and receipt of funds from, Borrower. In order to minimize the frequency of transfers of funds between Agent and each Lender notwithstanding terms to the contrary set forth in Section 1 or subsection 8.5, Revolving Loan advances and payments will be settled among Agent and Lenders according to the procedures described in this subsection 8.6. Notwithstanding these procedures, each Lender's obligation to fund its portion of any advances made by Agent to Borrower will commence on the date such advances are made by Agent. Such payments will be made by such Lender without set-off, counterclaim or reduction of any kind.

                  (2) On the second (2nd) Business Day of each week, or more frequently (including daily), if Agent so elects (each such day being a "SETTLEMENT DATE"), Agent will advise each Lender by telephone or telecopy of the amount of each such Lender's Pro Rata Share of the Revolving Loan balance as of the close of business of the (2nd) second Business Day immediately preceding the Settlement Date. In the event that payments are necessary to adjust the amount of such Lender's required Pro Rata Share of the Revolving Loan balance to such Lender's actual Pro Rata Share of the Revolving Loan balance as of any Settlement Date, the party from which such payment is due will pay the other, in same day funds, by wire transfer to the other's account not later than 3:00 p.m. CST on the Business Day following the Settlement Date.

                  (3) For purposes of this subsection 8.6(A)(3), the following terms will have the meanings indicated:

                           (a) "DAILY LOAN BALANCE" means an amount calculated as of the end of each calendar day by subtracting (i) the cumulative principal amount paid by Agent to a Lender on a Loan from the Closing Date through and including such calendar day, from (ii) the cumulative principal amount on a Loan advanced by such Lender to Agent on that Loan from the Closing Date through and including such calendar day.

                           (b) "DAILY INTEREST RATE" means an amount calculated by dividing the interest rate payable to a Lender on a Loan (as set forth in subsection 1.2) as of each calendar day by three hundred sixty (360).

                           (c) "DAILY INTEREST AMOUNT" means an amount calculated by multiplying the Daily Loan Balance of a Loan by the associated Daily Interest Rate on that Loan.

                           (d) "INTEREST RATIO" means a number calculated by dividing the total amount of the interest on a Loan received by Agent with respect to the immediately preceding month by the total amount of interest on that Loan due from Borrower during the immediately preceding month.

                  On the first (1st) Business Day of each month ("INTEREST SETTLEMENT DATE"), Agent will advise each Lender by telephone, telex, or telecopy of the amount of such Lender's Pro Rata Share of interest and fees on each of the Revolving Loans and in respect of Risk Participating Liability as of the end of the last day of the immediately preceding month. Provided that such Lender has made all payments required to be made by it under this Agreement, Agent will pay to such Lender, by wire transfer to such Lender's account (as specified by such Lender on the signature page of this Agreement or the applicable Lender Addition Agreement, as amended by such Lender from time to time after the date hereof pursuant to the notice provisions contained herein or in the applicable Lender Addition Agreement) not later than 3:00 p.m. CST on the next Business Day following the Interest Settlement Date, such Lender's Pro Rata Share of interest and fees on each of the Loans. Such Lender's Pro Rata Share of interest on each Loan will be calculated for that Loan by adding together the Daily Interest Amounts for each calendar day of the prior month for that Loan and multiplying the total thereof by the Interest Ratio for that Loan. Such Lender's Pro Rata Share of each of the commitment fee described in subsection 1.2(B) and the Risk Participation Liability fee described in subsection 1.2(C) shall be paid and calculated in a manner consistent with the payment and calculation of interest as described in this subsection 8.6(A).

         (B) TERM LOAN PAYMENTS; RELATED FEE PAYMENTS. Payments of principal, interest and fees in respect of the Term Loans, and payment of all other fees and expenses not otherwise described in subsection 8.6(A) will be settled on the Business Day received by Agent in accordance with the provisions of Section 1.

         (C)      AVAILABILITY OF LENDER'S PRO RATA SHARE.

                  (1) Unless Agent has been notified by a Lender prior to a Funding Date of such Lender's intention not to fund its Pro Rata Share of the Loan amount requested by Borrower, Agent may assume that such Lender will make such amount available to Agent on the Business Day following the next Settlement Date. If such amount is not, in fact, made available to Agent by such Lender when due, Agent will be entitled to recover such amount on demand from such Lender without set-off, counterclaim or deduction of any kind.

                  (2) Nothing contained in this subsection 8.6(C) will be deemed to relieve a Lender of its obligation to fulfil its commitments or to prejudice any rights Agent or Borrower may have against such Lender as a result of any default by such Lender under this Agreement.

                  (3) Without limiting the generality of the foregoing, each Lender shall be obligated to fund its Pro Rata Share of any Revolving Loan made after any Event of Default or acceleration of the Obligations with respect to any draw on a Lender Letter of Credit or a Risk Participation Agreement.

         (D)      RETURN OF PAYMENTS.

                  (1) If Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Agent from Borrower and such related payment is not received by Agent, then Agent will be entitled to recover such amount from such Lender without set-off, counterclaim or deduction of any kind.

                  (2) If Agent determines at any time that any amount received by Agent under this Agreement must be returned to Borrower or paid to any other person pursuant to any solvency law or otherwise, then, notwithstanding any other term or condition of this Agreement, Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to Borrower or such other Person, without set-off, counterclaim or deduction of any kind.

                                   SECTION 9

                                  MISCELLANEOUS

9.1 INDEMNITIES. Borrower agrees to indemnify, pay, and hold Agent, each Lender and their respective officers, directors, employees, agents, and attorneys (the "INDEMNITEES") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits and claims of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Indemnitee as a result of its being a party to this Agreement or the transactions contemplated by this Agreement or otherwise relating to any of the Related Transactions; provided that Borrower shall have no obligation to

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an Indemnitee hereunder with respect to liabilities arising from the gross negligence or willful misconduct of that Indemnitee as determined by a court of competent jurisdiction. If and to the extent that the foregoing undertaking may be unenforceable for any reason, Borrower agrees to make the maximum contribution to the payment and satisfaction thereof that is permissible under applicable law. This subsection and other indemnification provisions contained within the Loan Documents shall survive the termination of this Agreement, payment of the Loans, termination of the Total Risk Participation Liability and payment of all other Obligations.

9.2 AMENDMENTS AND WAIVERS. Except as otherwise provided herein, no amendment, modification, termination or waiver of any provision of this Agreement, the Notes or any of the other Loan Documents, or consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by Requisite Lenders (or Agent, if expressly set forth herein, in any Note or in any other Loan Document) and the applicable Loan Party; provided, that except to the extent permitted by the applicable Lender Addition Agreement, no amendment, modification, termination or waiver shall, unless in writing and signed by all Lenders, do any of the following: (a) increase any Lender's Pro Rata Share of the Revolving Loan Commitment; (b) reduce the principal of, rate of interest on or fees payable with respect to any Loan or Risk Participation Liability; (c) extend the Expiry Date, extend the date on which any Scheduled Installment is to be paid or change any date fixed for any payment of interest or fees; (d) change the aggregate unpaid principal amount of the Loans; (e) change the percentage of Lenders which shall be required for Lenders or any of them to take any action hereunder; (f) release Collateral (except if the sale or disposition of such Collateral is permitted under this Agreement or any other Loan Document); (g) amend or waive this subsection 9.2 or the definitions of the terms used in this subsection 9.2 insofar as the definitions affect the substance of this subsection 9.2; (h) consent to the assignment, delegation or other transfer by any Loan Party of any of its rights and obligations under any Loan Document; (i) change the form in which interest is required to be paid and (j) increase "Maximum Revolver Loan Balance", any component thereof or any sublimit contained therein; and provided, further, that no amendment, modification, termination or waiver affecting the rights or duties of Agent under any Loan Document or in respect of any Lender Letter of Credit or Risk Participation Agreement shall in any event be effective, unless in writing and signed by Agent, in addition to Lenders required hereinabove to take such action. Notwithstanding anything to the contrary in this subsection 9.2, Agent and Borrower may execute amendments to this Agreement and the other Loan Documents for the purpose of correcting typographical errors without the consent of the Lenders. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No amendment, modification, termination or waiver shall be required for Agent to take additional Collateral pursuant to any Loan Document. No amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the holder of that Note. No notice to or demand on Borrower or any other Loan Party in any case shall entitle Borrower or any other Loan Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 9.2 shall be binding upon each holder of the Notes at the time outstanding, each future holder of the Notes, and, if signed by a Loan Party, on such Loan Party. Notwithstanding the foregoing, while the Revolving Loan Commitment is in effect, no waiver of any Default or Event of Default shall result in the condition referred to in clause
(C) of subsection 7.2 being satisfied as a result of such waiver unless such waiver shall have been approved in writing by the Requisite Revolving Lenders; furthermore, no amendment or waiver of the provisions of this sentence shall be effective unless such amendment or waiver shall have been approved in writing by the Requisite Lenders and the Requisite Revolving Lenders.

9.3 NOTICES. Any notice or other communication required shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied, sent by overnight courier service or U.S. mail and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m.

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

CST; (c) if delivered by overnight courier, two (2) days after delivery to the courier properly addressed; or (d) if delivered by U.S. mail, four (4) Business Days after deposit with postage prepaid and properly addressed.

Notices shall be addressed as follows:

         If to Borrower or Holdings:

                  Universal Technical Institute, Inc.
                  c/o The Jordan Company
                  767 Fifth Avenue, 48th Floor
                  New York, New York 10153

                  Attn:     A. Richard Caputo, Jr.
                  Telecopy: (212) 755-5263

         With a copy to:

                  Universal Technical Institute, Inc.
                  10851 N. Black Canyon Hwy, Suite 600
                  Phoenix, Arizona 85029

                  Attn:     Robert D. Hartman
                  Telecopy: (602) 254-9278

         With a copy to:

                  Mayer, Brown Rowe & Maw
                  555 College Avenue
                  Palo Alto, California 94306

                  Attn:     Martin J. Collins
                  Telecopy: (650) 331-2060

         If to Agent or Heller:

                  HELLER FINANCIAL, INC.
                  500 West Monroe Street
                  Chicago, Illinois 60661

                  Attn:     Account Manager
                            Corporate Finance
                  Telecopy: (312) 441-7367

         With a copy to:

                  HELLER FINANCIAL, INC.
                  500 West Monroe Street
                  Chicago, Illinois 60661

                  Attn:     Legal Services
                            Corporate Finance
                  Telecopy: (312) 441-7367

         If to a Lender:

                  To the address set forth on the signature page hereto or in the applicable Lender Addition Agreement

9.4 FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of Agent or any Lender to exercise, nor any partial exercise of, any power, right or privilege hereunder or under any other Loan Documents shall impair such power, right, or privilege or be construed to be a waiver of any Default or Event of Default. All rights and remedies existing hereunder or under any other Loan Document are cumulative to and not exclusive of any rights or remedies otherwise available.

9.5 MARSHALLING; PAYMENTS SET ASIDE. Neither Agent nor any Lender shall be under any obligation to marshall any assets in payment of any or all of the Obligations. To the extent that Borrower makes payment(s) or Agent enforces its Liens or Agent or any Lender exercises its right of set-off, and such payment(s) or the proceeds of such enforcement or set-off is subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be repaid by anyone, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

9.6 SEVERABILITY. The invalidity, illegality, or unenforceability in any jurisdiction of any provision under the Loan Documents shall not affect or impair the remaining provisions in the Loan Documents.

9.7 LENDERS' OBLIGATIONS SEVERAL; INDEPENDENT NATURE OF LENDERS' RIGHTS. The obligation of each Lender hereunder is several and not joint and no Lender shall be responsible for the obligation or commitment of any other Lender hereunder. In the event that any Lender at any time should fail to make a Loan as herein provided, the Lenders, or any of them, at their sole option, may make the Loan that was to have been made by the Lender so failing to make such Loan. Nothing contained in any Loan Document and no action taken by Agent or any Lender pursuant hereto or thereto shall be deemed to constitute Lenders to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt.

9.8 HEADINGS. Section and subsection headings are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes or be given substantive effect.

9.9 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (WHICH PRINCIPLES SHALL BE DEEMED NOT TO INCLUDE SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS).

9.10 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that none of Holdings or Borrower may assign its rights or obligations hereunder without the written consent of all Lenders.

9.11 NO FIDUCIARY RELATIONSHIP. No provision in the Loan Documents and no course of dealing between the parties shall be deemed to create any fiduciary duty owing to Holdings or Borrower or any other Loan Party by Agent or any Lender. Borrower agrees that neither Agent nor any Lender shall have liability to Borrower (whether sounding in tort, contract or otherwise) for losses suffered by Borrower in connection with, arising out of, or in any way related to the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless and to the extent that it is determined that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought as determined by a court of competent jurisdiction. Neither Agent nor any Lender shall have any liability with respect to, and Borrower hereby waives, releases and agrees not to sue for, any special, indirect or consequential damages suffered by Borrower in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.

9.12 CONSTRUCTION. Agent, each Lender, Holdings and Borrower acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review the Loan Documents with its legal counsel and that the Loan Documents shall be construed as if jointly drafted by Agent, each Lender, Holdings and Borrower.

9.13     CONFIDENTIALITY; DISSEMINATION OF INFORMATION.

         (A) Agent and the Lenders shall hold all nonpublic information obtained pursuant to the requirements of this Agreement in accordance with such Person's customary procedures of handling confidential information of this nature, it being agreed that such confidential information and other information are intended to be used solely in connection with evaluation of the performance of Holdings and its Subsidiaries by Agent, the Lenders and Transferees and prospective Transferees under the Loan Documents and the enforcement of rights and obligations under the Loan Documents, and are not to be used (without the prior written consent of Borrower) for any other purpose, including in connection with extending of credit to, analyzing or advising any competitor of the Borrower provided, however, any Lender may make disclosure as required or requested by any regulatory body or Governmental Authority or representative thereof or pursuant to legal process. In no event shall the Agent or any Lender be obligated or required to return any materials furnished by Holdings or Borrower.

         (B) Each of Holdings and the Borrower authorizes each Lender to disclose to any participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "TRANSFEREE") and any prospective Transferee any and all information in such Lender's possession concerning Holdings, the Borrower and its Subsidiaries and the Collateral; provided that prior to any such disclosure, such prospective Transferee shall agree to preserve in accordance with Section 9.13 the confidentiality of any confidential information described therein; and provided, further, each prospective Transferee shall be required to agree that if it does not become a participant or assignee it shall return or destroy all written materials furnished to it in connection with this Agreement.

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

9.14     CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

         (A) EACH OF HOLDINGS AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK CITY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST HOLDINGS OR BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY HOLDINGS OR BORROWER AGAINST AGENT OR ANY LENDER OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK CITY, NEW YORK.

         (B) EACH OF HOLDINGS AND BORROWER DESIGNATES AND APPOINTS CT CORPORATION SYSTEM AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY HOLDINGS AND BORROWER WHICH IRREVOCABLY AGREE IN WRITING TO SO SERVE AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY EACH OF HOLDINGS AND BORROWER TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO HOLDINGS AND BORROWER AT ITS ADDRESS PROVIDED IN SUBSECTION 9.3 EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY HOLDINGS OR BORROWER REFUSES TO ACCEPT SERVICE, EACH OF HOLDINGS AND BORROWER HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

9.15 WAIVER OF JURY TRIAL. EACH OF HOLDINGS, BORROWER, AGENT AND EACH LENDER HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF HOLDINGS, BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY

RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL
CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF HOLDINGS, BORROWER, AGENT AND EACH LENDER FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE LOAN DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS OR THE LENDER LETTERS OF CREDIT OR RISK PARTICIPATION AGREEMENTS. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. EACH OF HOLDINGS, BORROWER, AGENT AND EACH LENDER ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF AGENT AND EACH LENDER.

9.16 SURVIVAL OF WARRANTIES AND CERTAIN AGREEMENTS. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement, the making of the Loans, issuances of Lender Letters of Credit and Risk Participation Agreements and the execution and delivery of the Notes. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Borrower set forth in subsections 1.3(D), 1.8 and
9.1 shall survive the payment of the Loans, and other obligations, termination of the Total Risk Participation Liability and the termination of this Agreement. The agreements contained in subsections 1.3(D), 1.8 and 9.1 of the Original Credit Agreement shall continue in full force and effect as to each Lender under the Original Credit Agreement, notwithstanding the amendment and restatement of the Original Credit Agreement hereby.

9.17 ENTIRE AGREEMENT. This Agreement, the Notes and the other Loan Documents referred to herein embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, understandings, whether oral or written, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.

9.18 COUNTERPARTS. This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

9.19 SCHEDULES AND EXHIBITS. The Schedules and Exhibits attached to the Original Credit Agreement shall be deemed attached hereto, except in the case of any Schedule or Exhibit attached hereto, which Schedule or Exhibit attached hereto shall supersede any Schedule or Exhibit attached to the Original Credit Agreement and bearing the same identifying number(s) and/or letter(s).

9.20 CONSENT OF LENDERS. Each Lender hereby consents for purposes of Section 3.11, to the amendment of the Holdings Subordinated Indebtedness Documents as contemplated by subsection 7.1(J).

9.21 NO NOVATION. Notwithstanding anything contained herein, this Agreement is not intended to and does not serve to effect a novation of the Obligations. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Original Credit Agreement, which indebtedness is evidenced by the note or notes provided for therein and secured by the Collateral. Borrower acknowledges and confirms that the liens and security interests granted pursuant to the Loan Documents secure the indebtedness, liabilities and obligations of Borrower to Agent and Lenders under this

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Agreement and that the term "Obligations" as used in the Loan Documents (or any other term used in the Loan Documents to describe or refer to the indebtedness, liabilities and obligations of Borrower to Agent and Lenders) includes, without limitation, the indebtedness, liabilities and obligations of Borrower under the Notes to be delivered hereunder and under this Agreement, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time. The Loan Documents and all agreements, instruments and documents executed or delivered in connection with any of the foregoing shall each be deemed to be amended to the extent necessary to give effect to the provisions of this Agreement. Cross-references in the Loan Documents to particular section numbers of the Original Credit Agreement shall be deemed to be cross-references to the corresponding sections, as applicable, of this Agreement.

9.22 HISTORICAL REFERENCES. It is understood and agreed that neither NTT nor PTA are parties to this Agreement or any other Loan Document (and have been released therefrom), that all references to NTT and PTA (and the "COMPANIES") in this Agreement and the other Loan Documents are for historical purposes only, and that notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, there shall be no Default or Event of Default (or other breach of this Agreement or any other Loan Document or any cause of action by any Lender or Agent) based on any statement, representation, warranty or covenant (including any misstatement, misrepresentation or breach of warranty or covenant) by or as to NTT, PTA, the NTT Management Participation Letter, NTT Purchase Agreement, NTT Purchase Transaction and NTT Related Transactions in this Agreement or any other Loan Document, or any failure of NTT or PTA to perform any obligation under any Loan Document, including any that have previously occurred.

                                   SECTION 10

                                   DEFINITIONS

10.1 CERTAIN DEFINED TERMS. The terms defined below are used in this Agreement as so defined. Terms defined in the preamble and recitals to this Agreement are used in this Agreement as so defined.

         "ACCREDITING AGENCY" means any nationally recognized accrediting agency which, as of the Original Transaction Date has accredited, or after the Original Transaction Date shall accredit, any Institution and shall include, without limitation, the Accrediting Commission of Career Schools and Colleges of Technology.

         "ACCSCT" means the Accrediting Commission of Career Schools and Colleges of Technology.

         "AFFILIATE" means any Person: (a) directly or indirectly controlling, controlled by, or under common control with, Holdings or Borrower; (b) directly or indirectly owning or holding ten percent (10%) or more of any equity interest in Holdings or Borrower; or (c) ten percent (10%) or more of whose voting stock or other equity interest is directly or indirectly owned or held by Holdings or Borrower. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with") means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or otherwise.

         "AGENT" means Heller in its capacity as agent for the Lenders under this Agreement and each of the other Loan Documents and any successor in such capacity appointed pursuant to subsection 8.2.

         "AGREEMENT" means this Second Amended and Restated Credit Agreement (including all schedules and exhibits hereto).

         "AMENDMENT AND RESTATEMENT DATE" means June 30, 1998.

         "AMENDMENT NO. 1" means Amendment No. 1 to the Amended and Restated Credit Agreement, dated as of September 30, 1998.

         "AMENDMENT NO. 1 DATE" means September 30, 1998.

         "AMENDMENT NO. 2" means Amendment No. 2 to the Amended and Restated Credit Agreement, dated as of September 30, 1998.

         "AMENDMENT NO. 2 DATE" means September 30, 1998.

         "AMENDMENT NO. 3" means Amendment No. 3 to the Amended and Restated Credit Agreement dated as of September 30, 1999.

         "ANNUITY TRUST" means Nelson Sharp 1998 Charitable Remainder Annuity Trust, a Colorado charitable trust.

         "ASSET DISPOSITION" means the disposition whether by sale, lease, transfer, loss, damage, destruction, condemnation or otherwise of any of the following: (i) any of the capital stock of any of Borrower's Subsidiaries or (ii) any or all of the assets of Holdings or any of its Subsidiaries other than sales of inventory in the ordinary course of business. "NET PROCEEDS" means cash proceeds received by Holdings or any of its Subsidiaries from any Asset Disposition (including insurance proceeds, awards of condemnation, and payments under notes or other debt securities received in connection with any Asset Disposition), net of (a) the costs of such sale, lease, transfer or other disposition (including, but not limited to, taxes attributable to such sale, lease or transfer and costs and expenses payable under the Management Agreement, (b) amounts applied to repayment of Indebtedness (other than the Obligations) secured by a Lien on the asset or property disposed,
         (c) an appropriate reserve for income taxes in accordance with GAAP after taking into account all available credits and deductions, and (d) reasonable and customary reserves established by Holdings associated with an Asset Disposition, which reserves shall be subject to Agent's reasonable approval.

         "ASSET PURCHASE AGREEMENT" means the Asset Purchase Agreement, dated as of September 30, 1997 (as amended, modified or supplemented from time to time in accordance with its terms and the terms hereof) by and among Old CHC, Old CEG, Holdings, The Clinton Harley Corporation, and Clinton Education Group, Inc., whereby Holdings purchased all of the assets of Old CHC and Old CEG (the "CHC/CEG ASSETS").

         "AVAILABILITY" means, at any time, the amount, if any, by which the Maximum Revolver Loan Balance exceeds the sum of the outstanding principal amount of the Revolving Loans, at such time.

         "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy", as amended from time to time or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, and all rules and regulations promulgated thereunder.

         "BORROWER" has the meaning ascribed to that term in the preamble of this Agreement.

         "BUSINESS DAY" means (a) for all purposes other than as covered by clause (b) below, any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the Commonwealth of Pennsylvania, or the States of Illinois, Arizona, New York, Florida, Colorado or Texas or is a day on which banking institutions located in any such states are closed, and (b) with respect to all notices, determinations, fundings and payments in connection with Loans bearing interest at the LIBOR, any day that is a Business Day described in clause (a) above and that is also a day for trading by and between banks in Dollar deposits in the applicable interbank LIBOR market.

         "BUSINESS UNIT DISPOSITION" means the conveyance, sale, lease, sublease, transfer, other disposition or grant of an option to acquire
         (x) assets of Holdings or any of its Subsidiaries or (y) the equity interests in any Subsidiary of Holdings, which assets described in clause (x) or Subsidiary described in clause (y) accounted for, as determined in accordance with GAAP, more than 5% of the gross revenues of Holdings and its Subsidiaries determined in accordance with GAAP on a consolidated basis for the most recent period of twelve consecutive months.

         "CASH COLLATERAL AGREEMENT" means a cash collateral agreement between Borrower and Agent in form and substance satisfactory to Agent.

         "CERTIFICATIONS AND ACCREDITATIONS" means all certifications, accreditations, licenses, permits and other authorizations, including Program Participation Agreements, necessary to allow individuals enrolled in training programs conducted by the Institution Subsidiaries to qualify for educational loans, grants and other forms of student financial assistance from governmental agencies and other sources referred to in the catalogs and advertising literature of Holdings and its Subsidiaries, including, without limitation, all Certifications and Accreditations necessary for the Institution Subsidiaries to participate in student financial aid programs administered by the DOE pursuant to Title IV.

         "CEG CLOSING NOTE" means the subordinated promissory note of Holdings, dated September 30, 1997, issued to Old CEG, in the original principal amount of $4,000,000.

         "CHARLESBANK" means affiliates of Charlesbank Capital Partners, LLC, including but not limited to, Charlesbank Equity Fund V, Limited Partnership, a Massachusetts limited partnership, and each of their respective principals, employees, partners and family members and trusts for the benefit of any of the foregoing and their respective Subsidiaries.

         "CHC/CEG ASSETS" is defined in the definition of Asset Purchase Agreement.

         "CLOSING DATE" means January 23, 1998.

         "COHORT DEFAULT RATE" means, as to any Institution, the percentage of students or former students of such Institution who default on loans received through the Federal Family Education Loan or Federal Direct Loan Programs, or any other applicable program under Title IV, before the end of the Federal fiscal year after the year in which such students or former students enter repayment for such loans, as further described in Section 668.17(d) of the Regulations.

         "COLLATERAL" means, collectively: (a) all capital stock and other property pledged pursuant to the Security Documents; (b) all "Collateral" as defined in the Security Documents; (c) all real property mortgaged pursuant to the Security Documents; and (d) any property or interest provided in addition to or in substitution for any of the foregoing.

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         "COMMON STOCK" means the common stock, $1 par value per share, of
         Borrower outstanding on the Closing Date or thereafter issued.

         "COMPANIES" means and includes PTA and NTT.

         "CONTRACTUAL OBLIGATIONS," as applied to any Person, means any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject, including, without limitation, the Related Transactions Documents.

         "CONVERTIBLE PREFERRED STOCK" means the 7.5% Series D convertible preferred stock of Holdings and convertible, at the option of the holders or upon an initial public offering, for 42.5% of the fully diluted issued and outstanding common stock of Holdings.

         "CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT" means the Preferred Stock Purchase Agreement, dated as of January 8, 2002 among Holdings, Penske and Charlesbank, as originally in effect or as amended, modified or supplemented as permitted hereby.

         "CURRENT STOCKHOLDERS" means the Stockholders of Holdings existing on the Closing Date.

         "DEFAULT" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period.

         "DOE" means the United States Department of Education.

         "EMPLOYMENT AGREEMENTS" means the Amended and Restated Non-Interference Agreements, each dated as of the Amendment No. 1 Date, between Borrower on the one hand and John C. White and Robert D. Hartman, respectively on the other hand, as in effect on the Amendment No. 1 Date.

         "ENVIRONMENTAL LAWS" means all applicable federal, state, local and foreign laws, statutes, ordinances, codes, rules, standards and regulations, now or hereafter in effect, and any applicable judicial or administrative interpretation thereof, including any applicable judicial or administrative order, consent decree, order or judgment, imposing liability or standards of conduct for or relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. Sections 9601 et seq.) ("CERCLA"); the Hazardous Materials Transportation Authorization Act of 1994 (49 U.S.C. Sections 5101 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Sections 136 et seq.); the Solid Waste Disposal Act (42
         U.S.C. Sections 6901 et seq.); the Toxic Substance Control Act (15 U.S.C. Sections 2601 et seq.); the Clean Air Act (42 U.S.C. Sections 7401 et seq.); the Federal Water Pollution Control Act (33
         U.S.C. Sections 1251 et seq.); the Occupational Safety and Health Act (29 U.S.C. Sections 651 et seq.); and the Safe Drinking Water Act (42 U.S.C. Sections 300(f) et seq.), and any and all regulations promulgated thereunder, and all analogous state, local and foreign counterparts or equivalents and any transfer of ownership notification or approval statutes.

         "ENVIRONMENTAL LIABILITIES" means, with respect to any Person, all liabilities, obligations, responsibilities, response, remedial and removal costs, investigation and feasibility study costs,

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         capital costs, operation and maintenance costs, losses, damages, punitive damages, property damages, natural resource damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants), fines, penalties, sanctions and interest incurred as a result of or related to any claim, suit, action, investigation, proceeding or demand by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, including any arising under or related to any Environmental Laws, Environmental Permits, or in connection with any Release or threatened Release or presence of a Hazardous Material whether on, at, in, under, from or about or in the vicinity of any real or personal property.

         "ENVIRONMENTAL PERMITS" means all permits, licenses, authorizations, certificates, approvals or registrations required by any Governmental Authority under any Environmental Laws.

         "ERISA" means at any time the Employee Retirement Income Security Act of 1974 and the regulations promulgated and rulings issued thereunder, all as the same shall be in effect at such time.

         "EXPIRY DATE" means the earlier of (a) the suspension (subject to reinstatement) of the Lenders' obligations to make Revolving Loans pursuant to subsection 6.2, (b) the acceleration of the Obligations pursuant to subsection 6.3 or (c) March 31, 2007.

         "FIRST AMENDED AND RESTATED CREDIT AGREEMENT" means the Original Credit Agreement as in effect as of June 30, 1998 (and after giving effect to the first amendment and restatement occurring on or about such date).

         "FISCAL QUARTER" or "FISCAL QUARTER" means each quarterly period ending on the last day of March, June, September or December.

         "FREELY AVAILABLE CASH AND CASH EQUIVALENTS" means, at any time, the excess, if any, of (i) the aggregate amount of cash on hand and Cash Equivalents (excluding cash securing any Collateralized DOE Letter of Credit), in each case, free of all Liens (other than in favor of Agent as security for the Obligations) of Borrower and its Subsidiaries at such time, in each case, immediately available to Borrower or its Subsidiaries, as applicable, on demand over (ii) the aggregate amount of cash on hand and Cash Equivalents (free of all Liens) required by the DOE to be maintained by Borrower and its Subsidiaries as of the last day of Borrower's most recent fiscal year ending on or prior to such time or such more recent time (on or prior to such time) as DOE shall have revised such requirement.

         "GAAP" means generally accepted accounting principles as set forth in statements from Auditing Standards No. 69 entitled "The Meaning of Present Fairly in Conformance with Generally Accepted Accounting Principles in the Independent Auditors Reports'" issued by the Auditing Standards Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board that are applicable to the circumstances as of the date of determination.

         "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "HAZARDOUS MATERIAL" means any substance, material or waste that is regulated by, or forms the basis of liability now or hereafter under, any Environmental Laws, including any material or substance that is (a) defined as a "solid waste," "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste," "restricted hazardous waste," "pollutant," "contaminant," "hazardous constituent," "special waste," "toxic substance" or other similar term or phrase under any Environmental Laws, or (b) petroleum or any fraction or by-product thereof, asbestos, polychlorinated biphenyl's (PCB's), or any radioactive substance.

         "HOLDINGS SUBORDINATED INDEBTEDNESS" means, collectively, the Holdings Subordinated Indebtedness (Sellers), the Holdings Subordinated Indebtedness (NTT) and the Holdings Subordinated Indebtedness (JZEP).

         "HOLDINGS SUBORDINATED INDEBTEDNESS (JZEP)" means the $19,400,000 in principal amount of 13.50% subordinated indebtedness issued by Holdings pursuant to the terms of the Holdings Subordinated Indebtedness Documents (MCIT) and held, as of the Amendment No. 1 Date, by JZEP (and excludes the Holding Subordinated Indebtedness (Sellers)).

         "HOLDINGS SUBORDINATED INDEBTEDNESS (NTT)" means $5,250,000 in principal amount of 8.00% convertible subordinated indebtedness issued by Holdings to Nelson Sharp and any indebtedness issued in lieu of payment of interest pursuant to the terms of the Holding Subordinated Indebtedness Documents (NTT).

         "HOLDINGS SUBORDINATED INDEBTEDNESS (SELLERS)" means the $4,000,000 in original principal amount of 13.5% junior subordinated indebtedness exchanged on the Amendment No. 1 Date, for a like principal amount of 13.5% promissory notes of Holdings issued on January 23, 1998, together with all accrued interest added to the principal thereof pursuant to paragraph (B) thereof as in effect on the Amendment No. 1 Date.

         "HOLDINGS SUBORDINATED INDEBTEDNESS DOCUMENTS" means, collectively, the Holdings Subordinated Indebtedness Documents (MCIT) and the Holdings Subordinated Indebtedness Documents (NTT).

         "HOLDINGS SUBORDINATED INDEBTEDNESS DOCUMENTS (MCIT)" means (i) the Purchase Agreement (MCIT) and each other "Purchase Document" (as defined in such Purchase Agreement (MCIT) as of the Amendment No. 1
         Date) and (ii) the Seller Subordinated Notes; in each case, as amended, modified or supplemented from time to time in accordance with their respective terms and the terms of this Agreement.

         "HOLDINGS SUBORDINATED INDEBTEDNESS DOCUMENTS (NTT)" means the Sharp Note and each other document executed in connection therewith, in each case, as amended, modified or supplemented from time to time in accordance with its terms and with the terms of this Agreement.

         "INDEBTEDNESS", as applied to any Person, means: (a) all indebtedness for borrowed money; (b) that portion of obligations with respect to capital leases that is properly classified as a liability on a balance sheet in conformity with GAAP; (c) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money; (d) any obligation owed for all or any part of the deferred purchase price of property or services if the purchase price is due more than six (6) months from the date the obligation is incurred or is evidenced by a note or similar written instrument; and (e) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person; provided, however, that "Indebtedness" shall not include (i) unsecured liabilities incurred in the ordinary course of business, which are not evidenced by a note or other instrument and which are not described in clause (d) of this definition, or (ii) liabilities under leases which, under GAAP, are operating leases.

         "INSTITUTION" means each eligible institution (now or hereafter owned or operated by Holdings or any of its Subsidiaries or prior to the Original Transaction Date by Old CHC and Old CEG) as defined under the Higher Education Act of 1965, as amended.

         "INSTITUTION SUBSIDIARY" means any Subsidiary of Borrower which operates an Institution and has no other material business.

         "INSTRUCTING LENDERS" means Lenders having (a) sixty-six and two-thirds percent (66-2/3%) or more of the sum of the Revolving Loan Commitment and the outstanding principal balance of the Term Loans or, (b) if the Revolving Loan Commitment has been terminated, sixty-six and two-thirds (66-2/3%) or more of the aggregate outstanding principal balance of the Loans and Risk Participation Liability.

         "INTERCOMPANY INTERCREDITOR LETTER" means a letter agreement among the applicable debtor, the applicable secured party and the Agent, substantially in the form of Exhibit 10.1(E) (with blanks appropriately completed), as such letter agreement may be amended, modified or supplemented from time to time in accordance with its terms.

         "INTERCOMPANY NOTE" has the meaning assigned to that term in subsection 3.1(B)(2).

         "INTERCOMPANY SECURITY AGREEMENT" means a security agreement in favor of an Institutional Subsidiary, substantially in the form of Exhibit 10.1(F), as such security agreement may be amended, modified or supplemented from time to time in accordance with its terms and the terms of an applicable Intercompany Intercreditor Letter.

         "IRC" means the Internal Revenue Code of 1986, as amended from time to time and all rules and regulations promulgated thereunder.

         "JORDAN" means The Jordan Company.

         "JORDAN GROUP" means The Jordan Company, Jordan/Zalaznick Capital Corporation and their respective principals, employees, partners and family members and trusts for the benefit of any of the foregoing, and Leucadia National Corporation and their respective Subsidiaries.

         "JZEP" means JZ Equity Partners PLC (f/k/a MCIT PLC), a public company incorporated under the laws of England and Wales.

         "LENDER" or "LENDERS" means the New Lenders and the Continuing Lenders, together with their respective successors and permitted assigns pursuant to subsection 8.1.

         "LENDER ADDITION AGREEMENT" means an agreement, substantially in the form of Exhibit 10.1(B), among Agent, a Lender and such Lender's assignee regarding their respective rights and obligations with respect to assignments of the Loans, the Revolving Loan Commitment and other interests under this Agreement and the other Loan Documents.

         "LIEN" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind, whether voluntary or involuntary (including any conditional sale or other title retention agreement and any lease in the nature thereof), and any agreement to give any lien, mortgage, pledge, security interest, charge or encumbrance.

         "LOAN" or "LOANS" means an advance or advances under the Revolving Loan Commitment or any Term Loan.

         "LOAN DOCUMENTS" means this Agreement, the Notes, the Security Documents, each reimbursement agreement relating to a Lender Letter of Credit or Risk Participation Agreement and all other instruments, documents and agreements executed by or on behalf of any Loan Party and delivered on the Closing Date or concurrently herewith or at any time hereafter to or for the benefit of Agent or any Lender in connection with the Loans and other transactions contemplated by this Agreement, all as amended, supplemented or modified from time to time.

         "LOAN PARTY" means, collectively, Holdings, Borrower, and any other Person (other than Agent and any Lender) which is or becomes a party to any Loan Document.

         "LOAN YEAR" means each period of one year, beginning on the Closing Date and on each anniversary thereof.

         "MANAGEMENT AGREEMENT" means the Management Consulting Agreement dated as of September 30, 1997, between Holdings and TJC Management Corporation as in effect on the Original Transaction Date, as amended by that certain side letter dated September 30, 1998, that certain side letter dated September 30, 1999 (the "SECOND SIDE LETTER") by TJC Management Corporation and Holdings and that certain side letter, dated [the Second Amendment and Restatement Date] among TJC Management Corporation, Penske, Charlesbank Capital Partners, LLC and Holdings.

         "MANAGEMENT NOTE" means a promissory note, substantially in the form of
         Exhibit 10.1(D) hereto, issued by Holdings pursuant to the Stockholders Agreement.

         "MATERIAL ADVERSE EFFECT" means (a) a material adverse effect upon the business, operations, properties, assets or condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole or (b) the impairment of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party or of Agent or any Lender to enforce any Loan Document or collect any of the Obligations.

         "MCIT" means JZEP.

         "MODIFICATION NO. 1" means the letter agreement, dated as of the Amendment and Restatement Date, from Holdings to JZEP, amending and modifying the Purchase Agreement (MCIT).

         "MODIFICATION NO. 2" means the letter agreement, dated as of June 26, 1998, from Holdings to JZEP, amending and modifying the Purchase Agreement (MCIT).

         "MODIFICATION NO. 3" means the letter agreement, dated as of the Amendment No. 1 Date, from Holdings to JZEP, amending and modifying the Purchase Agreement (MCIT).

         "NASCAR SALE/LEASEBACK" means the sale and leaseback of certain property located in Mooresville, North Carolina pursuant to the terms of that certain Holdback Agreement and certain Lease Agreement, each dated as of February 11, 2002 by an between Speed (NC) QRS

         14-70, Inc., a Delaware corporation, Universal Technical Institute of North Carolina, Inc. (formerly known as Nascar Technical Institute, Inc.), a Delaware corporation, and the Borrower.

         "NECESSARY REGULATORY AUTHORITIES" means each of (i) the DOE; (ii) the ACCSCT; (iii) the Arizona State Board for Private Postsecondary Education; (iv) the California Bureau of Private Postsecondary and Vocational Education; (v) the Florida Commission for Independent Education; (vi) the Illinois State Board of Education; (vii) the North Carolina Community College System; (viii) the Texas Workforce Commission; and (ix) the Texas Higher Education Coordinating Board.

         "NET PROCEEDS" has the meaning assigned to that term in the definition of "Asset Disposition."

         "NON-INSTITUTION SUBSIDIARY" means any Subsidiary that is not an Institution Subsidiary.

         "NOTE" or "NOTES" means one or more of the notes of Borrower substantially in the form of Exhibit 10.1(A), or any combination thereof.

         "NTT" means National Technology Transfer, Inc., a Delaware corporation.

         "NTT MANAGEMENT PARTICIPATION LETTER" means the side letter between Nelson Sharp and Holdings, dated June 12, 1998, related to NTT Management equity participation.

         "NTT/PTA RELEASE" means the release in the form of Exhibit 10.1(G) hereto.

         "NTT PURCHASE AGREEMENT" means the Stock Purchase Agreement, dated as of June 12, 1998, as amended, modified or supplemented from time to time in accordance with its terms and the terms hereof by and among NTT Acquisition, Inc., the Trusts and Nelson R. Sharp.

         "NTT PURCHASE TRANSACTION" means the purchase by NTT Acquisition, Inc. of 100% of the capital stock of NTT.

         "NTT RELATED TRANSACTIONS" means the NTT Purchase Transaction, the issuance of the Holdings Subordinated Indebtedness (NTT) and the payment of all fees, costs and expenses incurred by Holdings and its Subsidiaries in connection with the foregoing and the financing contemplated hereby.

         "OBLIGATIONS" means all obligations, liabilities and indebtedness of every nature of each Loan Party from time to time owed to Agent (including, for this purpose General Electric Capital Corporation to the extent it has issued a Lender Letter of Credit or Risk Participation Agreement at the request of Heller, as Agent) or any Lender under the Loan Documents including the principal amount of all debts, claims and indebtedness, accrued and unpaid interest (including, without limitation, interest accrued after the commencement of a proceeding under the Bankruptcy Code in which any Loan Party is a debtor, whether or not a claim in respect of such interest is an allowed claim in such proceeding), and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable whether before or after the filing of a proceeding under the Bankruptcy Code by or against any Loan Party.

         "OLD CEG" means Clinton Education Group Inc., an Arizona corporation.

         "OLD CHC" means The Clinton Harley Corporation, a Delaware corporation.

         "ORIGINAL TRANSACTION DATE" means September 30, 1997.

         "PENSKE" means Penske Capital Partners, LLC and its affiliates, including but not limited to, Worldwide Training Group, LLC, a Delaware limited liability company, and each of their respective principals, employees, partners and family members and trusts for the benefit of any of the foregoing and their respective Subsidiaries.

         "PENSKE/CHARLESBANK RELATED TRANSACTIONS" means the purchase from Holdings by Penske and Charlesbank of Convertible Preferred Stock for not less than $45,500,000 in cash and the other transactions contemplated by the Convertible Preferred Stock Purchase Agreement.

         "PENSKE/CHARLESBANK RELATED TRANSACTION DOCUMENTS" means the Convertible Preferred Stock Purchase Agreement and the certificates of designation for the Convertible Preferred Stock.

         "PERMITTED ACQUISITION" means an acquisition (i) by Borrower of all of the issued and outstanding capital stock or other equity interests (and all options, warrants and other rights in respect thereof) of any Person incorporated or organized under the laws of any state of the United States of America, or (ii) by a wholly-owned Subsidiary (other than an Institution Subsidiary) of Borrower of all or substantially all of the assets of any Person, to the extent that:

         (a) in the case of an acquisition described in (i) above, the business of such Person ("TARGET PERSON") consists solely of the operation (or operation and ownership) of an Institution within the United States of America, or in the case of an acquisition described in (ii) above, the assets purchased ("TARGET BUSINESS") constitute a business consisting solely of the operation (or ownership and operation) of an Institution in the United States of America;

         (b) financial statements for the Target Person or Target Business are delivered to Agent and Lenders and are reasonably acceptable to the Instructing Lenders and demonstrate to the reasonable satisfaction of the Instructing Lenders that the Target Person or Target Business, as the case may be, had positive Pre-Acquisition Target EBITDA (calculated in accordance with attachment 4.3 to the Compliance Certificate) for a period of not less than 12 months prior to the acquisition;

         (c) projections for Holdings and its Subsidiaries after giving effect to such acquisition, are delivered to Agent and the Lenders and are acceptable to the Instructing Lenders and demonstrate to the reasonable satisfaction of the Instructing Lenders that Holdings and its Subsidiaries (including the Target Person or Target Business, as the case may be) shall be in compliance with the covenants contained in Section 4 hereof through the date described in clause (c) of the definition of "Expiry Date";

         (d) Agent shall be satisfied that all requisite consents from all governmental agencies (including, without limitation, for continuation of Title IV funding) and Accrediting Agencies for the consummation of such acquisition have been obtained and that the Target Person or Target Business, as the case may be, shall have been in substantial compliance with the Regulations, all state laws and regulations applicable to Institutions and all rules and regulations of all applicable Accrediting Agencies;

         (e) for each of the three (3) completed fiscal years of the Target Person or Target Business, as the case may be, ending most recently prior to the date of such acquisition, such Target Person or Target Business, as the case may be, has derived not more than 89% of its revenues from Title IV program funds, as calculated by the formula set forth in Section 600.5(d) of the Regulations;

         (f) in none of the three (3) completed fiscal years of the Target Person or Target Business, as the case may be, ending most recently prior to the date of such acquisition, was the Cohort Default Rate of the Institutions operated (or owned and operated) by such Target Person or constituting such Target Business, as the case may be, in excess of 25%;

         (g) the total consideration provided for such acquisition by Holdings and its Subsidiaries (including, without limitation, Indebtedness and other liabilities and Liens assumed or attaching to purchased assets, and Indebtedness (on terms and pursuant to documentation reasonably acceptable to the Instructing Lenders, which Indebtedness, in any event, must be unsecured and subordinated on terms acceptable to the Instructing Lenders and any Liens which survive such acquisition shall be subject to an intercreditor agreement in favor of Agent on terms and conditions and pursuant to documents satisfactory to the Instructing Lenders) issued to the seller of the Target Person or Target Business, as the case may be, in connection with such acquisition) shall not exceed $5,000,000 for such acquisition and the total consideration for such acquisition and all acquisitions consummated in such fiscal year shall not exceed $7,500,000 in the aggregate;

         (h) Instructing Lenders shall be satisfied with the terms of and all documentation in connection with such acquisition, including, without limitation, all documents evidencing, governing or creating Indebtedness or Liens assumed, incurred, issued or otherwise constituting consideration for such acquisition or surviving the acquisition, and all employment, management, non-competition and similar agreements, and Agent shall have completed, with results reasonably satisfactory to Instructing Lenders, such due diligence with respect to the Target Person or Target Business, as the case may be, as Instructing Lenders shall have determined;

         (i) Agent shall have received not less than thirty (30) days' prior written notice of such acquisition, and shall have, at least fifteen (15) days prior to the consummation of such acquisition, received projections, in form and substance satisfactory to Instructing Lenders and all other financial information and pro forma financial information necessary to determine if such acquisition is a Permitted Acquisition;

         (j) after giving effect to such acquisition and the financing thereof, Availability plus Freely Available Cash and Cash Equivalents is $2,500,000 or greater; and

         (k) concurrently with the consummation of such acquisition, Agent shall have been furnished with (x) in the case of a Target Person, a first priority perfected security interest in all capital stock (or other equity interests) of such Target Person, all distributions in respect thereof and all proceeds thereof and such documents, opinions, stock certificates, stock powers and other documents as Agent shall have requested in connection therewith and (y) to the extent permitted by the Regulations and not adverse to the Borrower insofar as the DOE is concerned in the case of a Target Business, a first priority perfected security interest on all assets constituting such Target Business and all proceeds thereof, and such documents, opinions, stock certificates, stock powers and other documents as Agent shall have requested in connection therewith.

         "PERSON" means and includes natural persons, corporations, limited liability companies, limited partnerships, limited liability partnerships, limited liability companies, general partnerships, joint

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         stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof and their respective permitted successors and assigns (or in the case of a governmental person, the successor functional equivalent of such Person).

         "PRE-ACQUISITION TARGET EBITDA" for any Target Person or Target Business means, at any time, EBITDA for any Target Person or Target Business (calculated in a manner consistent with the calculation of EBITDA as provided in attachment 4.3 to Exhibit 4.8(C) with such adjustments thereto as may be agreed upon between Borrower and Agent) for the period of twelve full fiscal months ending on or most recently prior to such time, to the extent such EBITDA has not been included in EBITDA of Holdings and its Subsidiaries for such period of twelve full fiscal months (per attachment 4.3 to Exhibit 4.8(C).

         "PREFERRED STOCK" means the Convertible Preferred Stock, the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock of Holdings.

         "PRO FORMA" means the unaudited consolidated and consolidating balance sheet of Holdings and its Subsidiaries prepared in accordance with GAAP as of the Second Amendment and Restatement Date after giving effect to the Penske/Charlesbank Related Transactions. The Pro Forma is annexed hereto as Schedule 10.1(A).

         "PRO FORMA BASIS" means after giving pro forma effect to (x) any acquisition or sale of a person, business or asset, related incurrence, repayment or refinancing of Indebtedness, capital expenditures or other related transactions, including any restructuring charges which would otherwise be accounted for as adjustments permitted by Regulation S-X under the Securities Act of 1933, as amended, or on a pro forma basis under GAAP, or (y) any issue, repayment or refinancing of any Indebtedness and the application of the proceeds therefrom, in each case, as if such acquisition or sale and related transactions, restructurings, consolidations, cost savings, reductions, issue, repayment or refinancing were realized on the first day of the relevant period.

         "PROGRAM PARTICIPATION AGREEMENT" means a program participation agreement as described in Section 668.14 of the Regulations.

         "PROJECTIONS" means Holdings forecasted consolidated and consolidating:
         (a) balance sheets; (b) profit and loss statements; (c) cash flow statements; and (d) capitalization statements, all prepared on a division by division and Subsidiary by Subsidiary basis on a consistent basis with historical financial statements of Holdings and its Subsidiaries, together with appropriate supporting details and a statement of underlying assumptions. The Projections represent and will represent as of the date thereof the good faith estimate of Holdings and its senior management concerning the most probable course of its business. It is recognized that such projections, estimates and forecasts are subject to significant contingencies and uncertainties, many of which are beyond the control of Holdings and Borrower and that no assurances are given that such projections, estimates and forecasts will be achieved.

         "PRO RATA SHARE" means (a) with respect to a Lender's obligation to lend a portion of Term Loan A (including Incremental Term Loan A) or Term Loan B and receive payments of interest and principal with respect thereto, the percentage obtained by dividing (i) such Lender's commitment to make a portion of such Term Loan, as set forth on the signature page of this Agreement opposite such Lender's signature or in the most recent Lender Addition Agreement, if any, executed by such Lender, by (ii) all such commitments of all Lenders to make such Term Loan, (b) with respect to a Lender's obligation to make Revolving Loans and receive payments of interest and principal with respect thereto (and with respect to the related commitment fee described in subsection 1.2(B)) and with respect to a Lender's obligation to share in any Risk Participation Liability (and with respect to the related Risk Participation Liability fee described in subsection 1.2(C)), the percentage obtained by dividing
         (i) such Lender's commitment to make Revolving Loans, as set forth on the signature page of this agreement opposite such Lender's signature or in the most recent Lender Addition Agreement, if any, executed by such Lender, by (ii) all such commitments of all Lenders to make Revolving Loans and (c) with respect to all other matters (including without limitation the indemnification obligations arising under subsection 8.2(E)), the percentage obtained by dividing (i) the sum of the then outstanding portions of the Term Loans which were funded by such Lender, plus the commitment of such Lender to make Revolving Loans, as set forth on the signature page of this Agreement opposite such Lender's signature or in the most recent Lender Addition Agreement, if any, executed by such Lender, by (ii) the sum of the then outstanding Term Loans, plus the aggregate Revolving Loan Commitment.

         "PTA" means Performance Training Associates, Inc., a Delaware corporation.

         "PURCHASE AGREEMENT (MCIT)" means the Purchase Agreement, dated the Closing Date, between Holdings, as Issuer, and MCIT, as purchaser, for the 13.5% senior subordinated notes of Holdings due 2006 and 2008 in the aggregate principal amount of $19,400,000, as amended by Modification No. 1, Modification No. 2 and Modification No. 3 and as further amended, modified or supplemented in accordance with its terms and the terms of this Agreement.

         "QUALIFIED PREFERRED STOCK" means preferred stock of Holdings which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event,
         (i) has no requirement for the payment of dividends in cash prior to March 31, 2009 and (ii) does not mature, is not mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, and is not redeemable at the option of the holder thereof, in whole or in part, in any case, on or prior to March 31, 2009.

         "REAL ESTATE" means any real property owned, operated, leased or occupied by any Loan Party, any Institution Subsidiary or any other Person within the control of any Loan Party.

         "REGULATIONS" means the regulations promulgated by the DOE under Title IV.

         "RELATED TRANSACTIONS" means the UTI Related Transactions, the NTT Related Transactions and the Penske/Charlesbank Related Transactions.

         "RELATED TRANSACTIONS DOCUMENTS" means, collectively: (a) any or all of the stock certificates, notes, debentures or other instruments representing securities bought, sold or issued, or loans made, to facilitate the consummation of the Related Transactions; (b) the indentures or other documents pursuant to which such stock, notes, debentures or other instruments are issued or to be issued; (c) each document governing the issuance of, or setting forth the terms of, such stock, notes, debentures or other instruments, including, without limitation, the provisions governing the Preferred Stock; (d) any stockholders, registration rights or intercreditor agreement among or between the holders of such stock, notes, debentures or other instruments; (e) the Convertible Preferred Stock Purchase Agreement, the Securities Purchase Agreement, the Asset Purchase Agreement, the "Related Agreements" (as defined in the Securities Purchase Agreement and Asset Purchase Agreement), the NTT Purchase Agreement and all documents, instruments and agreements executed in connection therewith;
         (f) all other instruments, documents and agreements executed in connection with the Related Transactions, but excluding all Loan

         Documents; and (g) the Holdings Subordinated Indebtedness Documents; in the case of each of the documents described in (a) through (g), on terms and conditions satisfactory to Agent and as in effect on the Second Amendment and Restatement Date or as amended, modified or supplemented from time to time in accordance with their respective terms and the terms hereof.

         "RELEASE" means any release, threatened release, spill, emission, leaking, pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Material in the indoor or outdoor environment, including the movement of Hazardous Material through or in the air, soil, surface water, ground water or property.

         "REMAINING SUBORDINATED INDEBTEDNESS" means Subordinated Indebtedness outstanding immediately prior to the Second Amendment and Restatement Date other than Subject Subordinated Indebtedness.

         "REMAINING SUBORDINATED INDEBTEDNESS DOCUMENTS" the Holdings Subordinated Indebtedness Documents (NTT) and the CEG Closing Note.

         "REQUISITE LENDERS" means Lenders having (a) fifty-one percent (51%) or more of the sum of the Revolving Loan Commitment and the outstanding principal balance of the Term Loans or, (b) if the Revolving Loan Commitment has been terminated, fifty-one percent (51%) or more of the aggregate outstanding principal balance of the Loans and Risk Participation Liability.

         "REQUISITE REVOLVING LENDERS" means Lenders having fifty-one percent (51%) or more of the Revolving Loan Commitment.

         "RESPONSIBLE OFFICER" means the chairman, chief executive officer, chief financial officer, president, any vice-president, secretary, assistant secretary, treasurer or assistant treasurer or any director of Borrower or Holdings, as the case may be.

         "REVOLVING NOTE" means a Note of the Borrower issued in respect of a Revolving Loan and Substantially in the form included in Exhibit 10.1(A).

         "SECOND AMENDMENT AND RESTATEMENT DATE" means the date and time that the conditions set forth in subsection 7.3 are satisfied.

         "SECURITIES PURCHASE AGREEMENT" means the Agreement for the Purchase of Securities, dated as of September 30, 1997, by and among Holdings and the current stockholders as described therein.

         "SECURITY DOCUMENTS" means all instruments, documents and agreements executed by or on behalf of any Loan Party to guaranty or provide collateral security with respect to the Obligations including, without limitation, any security agreement or pledge agreement, any guaranty of the Obligations, any mortgage, and all instruments, documents and agreements executed pursuant to the terms of the foregoing.

         "SELLER SUBORDINATED NOTES" has the meaning provided in the Purchase Agreement (MCIT) as in effect on the Amendment No. 1 Date.

         "SELLERS" means Sharp and the Trusts.

         "SEPTEMBER 1999 CAPITAL CONTRIBUTION" means the capital contribution of cash on the Third Amendment Date equal to (a) $2,354,000 by the non-management purchasers listed in the 1999 Subscription Agreement to Holdings in exchange for the shares of Series C Preferred Stock and common stock of Holdings as set forth on Schedule 10.1(B) attached hereto and (b) $1,733,260.28 by certain of Holding's management stockholders to Holdings in exchange for the shares of Series C Preferred Stock and common stock of Holdings as set forth on Schedule 10.1(B) attached hereto.

         "SERIES C PREFERRED STOCK" means all shares of Series C Preferred Stock of Holdings.

         "SHARP" means Nelson R. Sharp.

         "SHARP NOTE" means that certain 8.00% convertible promissory note of Holdings, dated June 30, 1998, issued to Sharp in the original principal amount of $5,250,000, as amended through the Second Amendment and Restatement Date and evidencing the Holding Subordinated Indebtedness (NTT).

         "START-UP EXPENSES" means expenses (a) not exceeding $1,500,000 in the aggregate in the fiscal year ended September 30, 1998, incurred by Borrower and its Subsidiaries in connection with the establishment of satellite campuses, the formation of Clinton Education Group and the formation of the Mercedes and BMW facilities, (b) not exceeding $1,000,000 in the aggregate beginning in the fiscal year ending September 30, 1999 through and including December 31, 2000, incurred by the Borrower and its Subsidiaries in connection with prospective NASCAR and Ford programs, and (c) and losses not exceeding $2,532,000 in the aggregate in the fiscal year ended September 30, 2002 in connection with the establishment of satellite campuses, and (d) and losses not exceeding $420,000 in the aggregate in the fiscal quarter ended December 31, 2002; in each case, to the extent taken into account in the determination of net income of Holdings and its Subsidiaries.

         "STOCKHOLDERS AGREEMENT" means the Amended and Restated Universal Technical Institute, Inc. Stockholders Agreement, dated as of March 29, 2002, as amended, modified or supplemented from time to time in accordance with its terms.

         "SUBJECT SUBORDINATED INDEBTEDNESS" means the Subordinated Indebtedness required to be satisfied as a condition precedent under subsection 7.1(C).

         "SUBORDINATED INDEBTEDNESS" means the Holdings Subordinated Indebtedness and the obligations under the Indebtedness evidenced by the CEG Closing Note.

         "SUBORDINATED INDEBTEDNESS DOCUMENTS" means the Holdings Subordinated Indebtedness Documents, and all documents evidencing, governing or securing all other Subordinated Indebtedness.

         "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, association or other business entity of which more than fifty percent (50%) of the total voting power of shares of stock (or equivalent ownership or controlling interest) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

         "TARGET BUSINESS" has the meaning assigned to that term in the definition of "Permitted Acquisition".

         "TARGET PERSON" has the meaning assigned to that term in the definition of "Permitted Acquisition".

         "TAX SHARING AGREEMENT" means the tax-sharing agreement, dated as of September 30 1997, among Holdings, Borrower and the Subsidiaries of Holdings listed therein as in effect on the Closing Date.

         "TERM NOTE" means a Note of the Borrower in respect of a Term Loan and substantially in the form included in Exhibit 10.1(A).

         "THIRD AMENDMENT" shall mean the Third Amendment to the First Amended and Restated Credit Agreement, among Holdings, Borrower, National Technology Transfer, Inc., Agent and Lenders.

         "THIRD AMENDMENT DATE" shall mean the effective date of the Third Amendment.

         "TITLE IV" means Title IV of the Higher Education Act of 1965, as amended.

         "TRANSITION AGREEMENT" means the Employment and Non-Interference Agreement between Borrower and Nelson R. Sharp, dated as of and as in effect on June 30, 1998.

         "TRUSTS" means and includes the Unitrust and the Annuity Trust.

         "UCC" means the Uniform Commercial Code as in effect in the State of New York.

         "UNITRUST" means Nelson Sharp 1998 Charitable Remainder Unitrust, a Colorado charitable remainder trust.

         "UTI RELATED TRANSACTIONS" means the UTI Transactions, the issuance of Holdings Subordinated Indebtedness (JZEP) on January 23, 1998 and Preferred Stock, and the payment of all fees, costs and expenses incurred by Holdings and its Subsidiaries in connection with the foregoing.

         "UTI TRANSACTIONS" means the acquisition and recapitalization transactions contemplated by the Asset Purchase Agreement and the Securities Purchase Agreement.

         "WHITE NOTE" means that certain promissory note of White's Family Corporation, LLC, dated September 30, 1997, issued to Holdings in the original principal amount of $4,000,050.

         "WHOLLY-OWNED SUBSIDIARY" means, as to any Person, a Subsidiary, all of the shares of each class of capital stock of such Subsidiary is beneficially owned and controlled by such Person.

10.2 OTHER DEFINITIONAL PROVISIONS. References to "Sections", "subsections", "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in subsection 10.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. In this Agreement, "hereof", "herein", "hereto", "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific section, paragraph or clause in which the respective word appears;

words importing any gender include the other gender; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to agreements and other contractual instruments shall be deemed to include subsequent amendments, assignments, and other modifications thereto, but only to the extent such amendments, assignments and other modifications are not prohibited by the terms of this Agreement or any other Loan Document; references to Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

  [Remainder of page left blank intentionally; signatures on following pages.]

Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                                     UTI HOLDINGS, INC.,
                                     as Borrower

                                     By: _______________________________________
                                         Name:  A. Richard Caputo, Jr.
                                         Title: Vice President

                                     UNIVERSAL TECHNICAL INSTITUTE,
                                     INC., as Parent

                                     By: _______________________________________
                                         Name:  A. Richard Caputo, Jr.
                                         Title: Vice President

                                     HELLER FINANCIAL, INC.,
                                     as Agent and a Continuing Lender

                                     By: _______________________________________
                                         Name:  Luis Acosta
                                         Title: Senior Vice President

Commitment to make Revolving Loans:
$8,571,428.57

Percentage of Revolving Loan Commitment:
42.8571429%

Commitment to make original Term Loan A:
$5,611,607.15 (Fully Advanced)

Percentage of Term Loan A:
42.8571429%

Commitment to make Incremental Term Loan A:
$2,959,821.42

Percentage of Incremental Term Loan A:
42.8571429%

Commitment to make Original Term Loan B:
$14,657,142.86 (Fully Advanced)

Percentage of Original Term Loan B:
47.1428571%

                                     ANTARES CAPITAL CORPORATION,
                                     Continuing Lender

                                     By: ______________________________________
                                         Name:
                                         Title:

Commitment to make Revolving Loans:
$5,714,285.71

Percentage of Revolving Loan Commitment:
28.5714286%

Commitment to make original Term Loan A:
$1,907,946.43 (Fully Advanced)

Percentage of Term Loan A:
14.5714286%

Commitment to make Incremental Term Loan A:
$1,006,339.28

Percentage of Incremental Term Loan A:
14.5714286%

Commitment to make Original Term Loan B:
$4,371,428.57 (Fully Advanced)

Percentage of Original Term Loan B:
18.5714286%

                                     JP MORGAN CHASE BANK,
                                     AS TRUSTEE OF THE ANTARES FUNDING TRUST
                                     CREATED UNDER A TRUST AGREEMENT DATED AS OF
                                     NOVEMBER 30, 1999
                                     New Lender

                                     By:________________________________________
                                        Name:
                                        Title:

Commitment to make Revolving Loans:
$0

Percentage of Revolving Loan Commitment:
0%

Commitment to make original Term Loan A:
$1,047,500 (Fully Advanced)

Percentage of Term Loan A:
8.0000000%

Commitment to make Incremental Term Loan A:
$552,500

Percentage of Incremental Term Loan A:
8.0000000%

Commitment to make Original Term Loan B:
$2,400,000 (Fully Advanced)

Percentage of Original Term Loan B:
5.7142857%

                                     THE ROYAL BANK OF SCOTLAND PLC,
                                     New Lender

                                     By: _______________________________________
                                         Name:
                                         Title:

Commitment to make Revolving Loans:
$5,714,285.71

Percentage of Revolving Loan Commitment:
28.5714286%

Commitment to make original Term Loan A:
$3,741,071.43 (Fully Advanced)

Percentage of Term Loan A:
28.5714286%

Commitment to make Incremental Term Loan A:
$1,973,214.28

Percentage of Incremental Term Loan A:
28.5714286%

Commitment to make Original Term Loan B:
$8,571,428.57 (Fully Advanced)

Percentage of Original Term Loan B:
28.5714286%

                                                         LIBOR RATE LOAN REQUEST

                                                                  EXHIBIT 1.2(G)

[INSERT NAME AND ADDRESS OF BORROWER]

                                                                [      ], 200[ ]

Heller Financial, Inc., as Agent
500 West Monroe Street
Chicago, Illinois 60661

Attention:        Portfolio Analyst
                  Corporate Finance Group

Ladies and Gentlemen:

We refer to the Second Amendment and Restatement of Credit Agreement dated as of
[   ], 2002 (as the same has been or may hereafter be amended, modified or supplemented, the "CREDIT AGREEMENT") among Heller Financial, Inc., a Delaware corporation, as Agent and a Lender ("AGENT"), UTI Holdings, Inc. and Universal Technical Institute, Inc., and the other Lenders party thereto from time to time. Capitalized terms used but not defined herein have the meanings given to them in the Credit Agreement.

Pursuant to subsection 1.2(G) of the Credit Agreement, Borrower hereby:

         (1)      gives notice that on [    ], [200[    ]] it desires to borrow
                  an aggregate principal amount of $[     ], which shall be a
                  LIBOR Loan. The LIBOR Loan shall have an Interest Period of
                  [ ] months [INSERT ONE, TWO, THREE OR SIX]; or

         (2)      makes a request to:

(a)      convert $[   ] [of presently outstanding [Base Rate/LIBOR] Revolving
Loans] [of the presently outstanding Term Loan, which is presently a [Base
Rate/LIBOR Rate with an Interest Period expiration date of [   ], [200[ ]]]] to
[Base Rate/LIBOR] Loans on [   ], [200[ ]]. If converting to LIBOR Loans, the
Interest Period for such LIBOR Loans is requested to be a [one/two/three/six] month period.

(b)      continue as LIBOR Loans $[   ] of presently outstanding LIBOR Loans
constituting [Revolving Loans/a portion of the Term Loan] with an Interest
Period expiration date of [   ], [200[ ]]. The Interest Period for such LIBOR
Loans is requested to be a [one/two/three/six] month period.

The undersigned hereby certifies that, both before and after giving effect to the advance, conversion or continuation request above (i) all of the representations and warranties contained in the Credit Agreement and the other Loan Documents, together with all supplemental disclosures delivered to Agent prior to the date hereof, are true, correct and complete in all material respects as of the date hereof (except for any representation or warranty limited by its terms to a specific date and taking into account amendments to Schedules or Exhibits as a result of any disclosures made in writing by Borrower after the Second Amendment and Restatement Date and approved by Agent in writing) and (ii) no Default or Event of Default has occurred and is continuing on the date hereof.

                                 EXHIBIT 1.2(G)

                                          Sincerely,

                                          UTI HOLDINGS, INC.

                                          By: __________________________________
                                              Name:
                                              Title:

                                EXHIBIT 1.2(G)-2

                                                    EXCESS CASH FLOW COMPUTATION

                                                                  EXHIBIT 1.5(B)

This certificate is given by UTI Holdings, Inc., an Arizona corporation ("BORROWER") and Universal Technical Institute, Inc. ("HOLDINGS"), pursuant to subsection 1.5(B) of that certain Second Amended and Restated Credit Agreement
dated as of [   ], 2002 (as the same has been or may hereafter be amended, modified or supplemented, the "CREDIT AGREEMENT") among Heller Financial, Inc., a Delaware corporation, as Agent and a Lender ("AGENT"), Borrower and Holdings and the other Lenders party thereto from time to time. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

The officer executing this certificate is the Chief Financial Officer [CHIEF EXECUTIVE OFFICER] of each of Borrower and Holdings and as such is duly authorized to execute and deliver this certificate on behalf of Holdings and its Subsidiaries. By executing this certificate such officer hereby certifies to Agent and Lenders that:

         (a)      set forth below is a schedule of Excess Cash Flow for the year
                  ended [   ], [200[ ]] and the calculation of the required
                  repayment of $[   ];

         (b) the schedule set forth below is based on the audited financial statements which have been delivered to Agent and Lenders in accordance with subsection 4.8(B)

IN WITNESS WHEREOF, Borrower and Holdings have caused this Certificate to be
executed by their Chief Financial Officer [CHIEF EXECUTIVE OFFICER] this [   ]
day of [   ], 200[ ].

                                          UTI HOLDINGS, INC.
                                          UNIVERSAL TECHNICAL INSTITUTE, INC.

                                          By: __________________________________
                                              Chief Financial Officer
                                              [Chief Executive Officer]

                                 EXHIBIT 1.5(B)

                                                    SCHEDULE OF EXCESS CASH FLOW
                                      ATTACHMENT TO EXCESS CASH FLOW COMPUTATION

Excess Cash Flow is defined as follows:

EBITDA (as calculated on attachment 4.3 of Exhibit 4.8(C) to the Credit Agreement
("EXHIBIT 4.8(C)")                                                                              $
                                                                                                --------------

Less:    Any provision for (or plus any benefit from) income or franchise taxes
         included in the determination of net income                                            --------------

         Unfinanced Capital Expenditures (as calculated on Exhibit 4.8(C))                      --------------

         Other Capitalized Costs, defined as the gross amount  capitalized, for any fiscal period, as long term assets (net of cash received in respect of long term assets), other than (a) Capital Expenditures and (b) fees and expenses
         capitalized with respect to the Related Transactions                                   --------------

         Scheduled principal payments with respect to Indebtedness actually paid in
         cash (excluding mandatory prepayments required by subsection 1.5)                      --------------

         Total Interest Expenses (as calculated on Exhibit 4.8(C))                              --------------

         The aggregate of all voluntary prepayments of the Term Loans made in
         accordance with subsection 1.5(A) of the Credit Agreement                              --------------

         Restricted Junior Payments made in cash and permitted under subsection 3.5
         of the Credit Agreement                                                                --------------

Plus:    Decrease (increase) in Working Capital (defined below)                                 --------------

         Decreases (increases) in long term deferred tax assets                                 --------------

         Increases (decreases) in long term deferred tax liabilities                            --------------

         Increases (decreases) in long term portion of accrued liabilities
                and other long-term liabilities, excluding Indebtedness                         --------------

         Fees paid for the period under the Management Agreement in compliance with this Agreement and director's fees paid for the period in compliance with
         this Agreement                                                                         --------------

                                EXHIBIT 1.5(B)-2

         Start-Up Expenses for the period                                                       --------------

         Expenditures pursuant to the last sentence of subsection 4.9  applicable to, but not included in, the Pro Forma; including expenditures during the period  made in  connection with the Related Transactions and payment of
         liabilities existing on the Closing Date                                               --------------

$200,000

Excess Cash Flow                                                                                $
                                                                                                ==============

Prepayment percent                                                                                          75%(1)

Prepayment amount                                                                               $
                                                                                                ==============

----------------------
(1) or 50% if the Ratio of Total Indebtedness to TTM EBITDA as demonstrated on attachment 4.7 as at the end of such fiscal year is less than 2.0x.

                                EXHIBIT 1.5(B)-3

Decrease (increase) in Working Capital, for the purposes of the calculation of Excess Cash Flow, means the following:

                                                                       BEG. OF PERIOD              END OF PERIOD
Current assets:                                                    $                            $
                                                                   ----------------------       --------------------

Less:    Freely Available Cash and Cash Equivalents                ----------------------       --------------------

         Amounts due from Affiliates                               ----------------------       --------------------

Adjusted current assets                                            ----------------------       --------------------

Current liabilities:                                               $                            $
                                                                   ----------------------       --------------------

Less:    Revolving Loans*                                          ----------------------       --------------------

         Current portion of Indebtedness*                          ----------------------       --------------------

         Amounts due to Affiliates                                 ----------------------       --------------------

Adjusted current liabilities                                       $                            $
                                                                   ----------------------       --------------------

Working Capital                                                    $                            $
                                                                   ======================       --------------------

Decrease  (Increase) in Working Capital  [BEGINNING OF PERIOD-END
OF PERIOD WORKING CAPITAL]                                                                      $
                                                                                                ====================

* To the extent included in current liabilities.

                                EXHIBIT 1.5(B)-4

                                                       FORM OF INTERCOMPANY NOTE

                                                                  EXHIBIT 3.2(A)

                                 PROMISSORY NOTE

Revolver
$________________ September 30, 1998

                                                                Phoenix, Arizona

         FOR VALUE RECEIVED, _______________________, a(n) _____________ ______
corporation ("MAKER"), promises to pay to the order of ____________ _________, a(n) _________________ corporation ("HOLDER"), at ___________________ _______,
__________________, or such other place as the Holder hereof may, from time to time, specify in writing, the principal sum of ___________________________ and _____/100 DOLLARS ($___________________.__________) or such lesser amount as may have been advanced by Holder to Maker and be outstanding hereunder at September 30, 1998, together with interest, as provided in this Promissory Note ("NOTE").

         1. Demand. The unpaid principal amount of this Note will be payable on demand.

         2. Remedies of Holder. Upon the occurrence and during the continuance of an Event of Default, as defined herein, the remaining payments of principal, at the option of the holder hereof, shall at once become due and payable, and the principal sum hereof shall bear interest at the rate of percent ( %) per annum so long as such Default remains uncured. In addition, Holder shall have any and all rights available to it, at law, in equity or otherwise, and such rights will be cumulative and non-exclusive.

         3.       [Omitted]

         4. Event of Default. Each of the following will constitute an event of default ("EVENT OF DEFAULT") under this Note:

                  (a) Failure by Maker to pay any amounts under this Note when due and such failure continues uncured for a period of ten (10) days after delivery of written notice to Maker.

                  (b) Maker's (i) admission in writing of its inability to pay its obligations as they become due, (ii) assignment for the benefit of its creditors, or (iii) application for, consent to or acquiescence in, the appointment of a trustee, receiver or other custodian for Maker, the property of Maker or any part thereof, or in the absence of any application, consent or acquiescence, the appointment of a trustee, receiver or other custodian for Maker or a substantial part of the property of Maker, which appointment is not discharged within sixty (60) days.

                  (c) Commencement of any case under Title 11 of the United States Code or any other bankruptcy, reorganization, receivership, custodianship, or similar proceeding under any state or federal law by or against Maker and, with respect to any such case or proceeding that is involuntary, such case or proceeding is not dismissed within ninety (90) days of the filing thereof.

                                 EXHIBIT 3.2(A)

                  (d) Commencement of any litigation or proceeding before any court, government or governmental agency, body or instrumentality (federal, state, local or foreign) against or affecting Maker, and such litigation or proceeding substantially impairs the ability of Maker to perform its obligations under the Note.

         5.       [Omitted]

         6.       General Provisions.

                  (a) Successors and Assigns. This note will be binding upon and inure to the benefit of Holder, Maker and their respective successors, assigns, executors, heirs, devisees, and beneficiaries.

                  (b) Modification. This Note may not be modified except in writing signed by Maker and Holder.

                  (c) Time of Essence. Time is of the essence with regard to each and every term, condition, and obligation of the Maker of this Note.

                  (d) Non-Waiver. Failure or delay in exercising any right or option hereunder given to Holder will not constitute a waiver of any such right or option or waiver of any other right or option under this Note.

                  (e) Applicable Law. This Note is governed by the laws of the State of Arizona. Maker promises to pay all costs and expenses of collection, including reasonable attorneys' fees, in the event this Note is placed in the hands of an attorney for collection, and such collection is affected without suit. The prevailing party in any litigation, arbitration or other proceedings arising out of this Note shall be reimbursed by the other party for all costs and expenses incurred in such proceedings, including reasonable attorneys' fees.

                  (f)      Severability. If at any time any provision of this
                           Note is or becomes illegal, invalid or unenforceable in any respect, the legality, validity and enforceability of the remaining provisions of this Note will not be affected and such remaining provisions will remain in full force and effect.

                  (g) Waiver of Maker's Rights. Maker hereby expressly waives demand, presentment for payment, protest, notice of protest and diligence in collection, and consents to the time said payment or any part thereof is to be made and may be extended by the Holder hereof.

                  (h) Notices. All notices or other communications required or provided to be sent by either party shall be in writing, shall be delivered by one or more of the following methods and shall be effective as indicated below:

                           1. By hand delivery, in which event notice is deemed to be effective on the date that notice is received; or

                           2. By United States Postal Service certified or registered mail, postage prepaid, in which event notice is deemed to be effective on the date which is three (3) days after the date on which notice is mailed; or

                                EXHIBIT 3.2(A)-2

                           3. By overnight delivery by a commercial entity which is in the business of providing overnight delivery service (fees prepaid) or by overnight United States Postal Service delivery (fees prepaid), in which event notice is deemed to be effective on the date following the date on which notice is properly deposited with such commercial entity or with the United States Postal Service; or

                           4. By electronic facsimile process, in which event notice is deemed to be effective on the date of electronic transmission properly made (if transmission is made before 12:00 o'clock noon, sender's time), or on the next day after the date of electronic transmission properly made (if transmission is made after 12:00 o'clock noon, sender's time).

                           Notices shall be sent to the addresses shown below or at such other address or addresses (but neither party may designate a post office box for receipt of notices) as the parties may, from time to time, specify in writing, such changes to be made in a like manner:

                                    To Maker: __________________________________
                                              __________________________________
                                                  Attn: ________________________
                                                  FAX: _________________________

                                    To Holder: _________________________________
                                               _________________________________
                                                  Attn: ________________________
                                                  FAX: _________________________

                  (i) Interest. Notwithstanding any provision herein or in any document or instrument now or hereafter securing this Note, the total liability for payments in the nature of interest shall not exceed the limits now imposed by applicable law. The contracted rate of interest shall consist of the sum of the interest rate stated herein, and any charges to obtain this loan, other charges, fees, goods, penalties, things in action, or sums or things of value paid by Maker to Holder, to the extent that such charges are considered to be interest. Any sums collected by Holder deemed to be interest in excess of the legal rate shall, at the option of Holder (i) be returned to Maker or (ii) to the extent permitted by applicable law, be applied by Holder in payment of the outstanding principal balance under this Note.

         7. Security. This Note is and shall be secured by security interest in all of the Maker's assets, now existing or hereafter acquired.

                                          MAKER:

                                          ______________________________________
                                          a(n) _____________________ corporation

                                          By: __________________________________
                                          Its: _________________________________

                                EXHIBIT 3.2(A)-3

                                            FORM OF INTERCOMPANY NOTE (BORROWER)

                                                                  EXHIBIT 3.2(B)

                                 PROMISSORY NOTE

Revolver
$________________ September 30, 1998

                                                                Phoenix, Arizona

         FOR VALUE RECEIVED, ____________________, a(n)________________________
_______ _____corporation ("MAKER"), promises to pay to the order of____________________________________ _______, a(n) _________________
corporation ("HOLDER"), at __________________________________ ______,
_________________, or such other place as the Holder hereof may, from time to time, specify in writing, the principal sum of __________________________________________________ and ____/100 DOLLARS
($________________________._________) or such lesser principal amount as may have been advanced by Holder to Maker and be outstanding hereunder at September 30, 1998, together with interest, as provided in this Promissory Note ("NOTE").

         1. Demand. The unpaid principal amount of this Note will be payable on demand.

         2. Remedies of Holder. Upon the occurrence and during the continuance of an Event of Default, as defined herein, the remaining payments of principal, at the option of the holder hereof, shall at once become due and payable, and the principal sum hereof shall bear interest at the rate of percent ( %) per annum so long as such Default remains uncured. In addition, Holder shall have any and all rights available to it, at law, in equity or otherwise, and such rights will be cumulative and non-exclusive.

         3.       [Omitted]

         4. Event of Default. Each of the following will constitute an event of default ("EVENT OF DEFAULT") under this Note:

                  (a) Failure by Maker to pay any amounts under this Note when due and such failure continues uncured for a period of ten (10) days after delivery of written notice to Maker.

                  (b) Maker's (i) admission in writing of its inability to pay its obligations as they become due, (ii) assignment for the benefit of its creditors, or (iii) application for, consent to or acquiescence in, the appointment of a trustee, receiver or other custodian for Maker, the property of Maker or any part thereof, or in the absence of any application, consent or acquiescence, the appointment of a trustee, receiver or other custodian for Maker or a substantial part of the property of Maker, which appointment is not discharged within sixty (60) days.

                  (c) Commencement of any case under Title 11 of the United States Code or any other bankruptcy, reorganization, receivership, custodianship, or similar proceeding under any state or federal law by or against Maker and, with respect to any such case or proceeding that is involuntary, such case or proceeding is not dismissed within ninety (90) days of the filing thereof.

                                 EXHIBIT 3.2(B)

                  (d) Commencement of any litigation or proceeding before any court, government or governmental agency, body or instrumentality (federal, state, local or foreign) against or affecting Maker, and such litigation or proceeding substantially impairs the ability of Maker to perform its obligations under the Note.

         5.       [Omitted]

         6.       General Provisions.

                  (a) Successors and Assigns. This note will be binding upon and inure to the benefit of Holder, Maker and their respective successors, assigns, executors, heirs, devisees, and beneficiaries.

                  (b) Modification. This Note may not be modified except in writing signed by Maker and Holder.

                  (c) Time of Essence. Time is of the essence with regard to each and every term, condition, and obligation of the Maker of this Note.

                  (d) Non-Waiver. Failure or delay in exercising any right or option hereunder given to Holder will not constitute a waiver of any such right or option or waiver of any other right or option under this Note.

                  (e) Applicable Law. This Note is governed by the laws of the State of Arizona. Maker promises to pay all costs and expenses of collection, including reasonable attorneys' fees, in the event this Note is placed in the hands of an attorney for collection, and such collection is affected without suit. The prevailing party in any litigation, arbitration or other proceedings arising out of this Note shall be reimbursed by the other party for all costs and expenses incurred in such proceedings, including reasonable attorneys' fees.

                  (f)      Severability. If at any time any provision of this
                           Note is or becomes illegal, invalid or unenforceable in any respect, the legality, validity and enforceability of the remaining provisions of this Note will not be affected and such remaining provisions will remain in full force and effect.

                  (g) Waiver of Maker's Rights. Maker hereby expressly waives demand, presentment for payment, protest, notice of protest and diligence in collection, and consents to the time said payment or any part thereof is to be made and may be extended by the Holder hereof.

                  (h) Notices. All notices or other communications required or provided to be sent by either party shall be in writing, shall be delivered by one or more of the following methods and shall be effective as indicated below:

                           1. By hand delivery, in which event notice is deemed to be effective on the date that notice is received; or

                           2. By United States Postal Service certified or registered mail, postage prepaid, in which event notice is deemed to be effective on the date which is three (3) days after the date on which notice is mailed; or

                                EXHIBIT 3.2(B)-2

                           3. By overnight delivery by a commercial entity which is in the business of providing overnight delivery service (fees prepaid) or by overnight United States Postal Service delivery (fees prepaid), in which event notice is deemed to be effective on the date following the date on which notice is properly deposited with such commercial entity or with the United States Postal Service; or

                           4. By electronic facsimile process, in which event notice is deemed to be effective on the date of electronic transmission properly made (if transmission is made before 12:00 o'clock noon, sender's time), or on the next day after the date of electronic transmission properly made (if transmission is made after 12:00 o'clock noon, sender's time).

                           Notices shall be sent to the addresses shown below or at such other address or addresses (but neither party may designate a post office box for receipt of notices) as the parties may, from time to time, specify in writing, such changes to be made in a like manner:

                                    To Maker: __________________________________
                                              __________________________________
                                                  Attn: ________________________
                                                  FAX: _________________________

                                    To Holder: _________________________________
                                               _________________________________
                                                  Attn: ________________________
                                                  FAX: _________________________

                  (i) Interest. Notwithstanding any provision herein or in any document or instrument now or hereafter securing this Note, the total liability for payments in the nature of interest shall not exceed the limits now imposed by applicable law. The contracted rate of interest shall consist of the sum of the interest rate stated herein, and any charges to obtain this loan, other charges, fees, goods, penalties, things in action, or sums or things of value paid by Maker to Holder, to the extent that such charges are considered to be interest. Any sums collected by Holder deemed to be interest in excess of the legal rate shall, at the option of Holder (i) be returned to Maker or (ii) to the extent permitted by applicable law, be applied by Holder in payment of the outstanding principal balance under this Note.

         7. Security. This Note is and shall be secured by security interest in all of the Maker's assets, now existing or hereafter acquired.

         8.       Subordination.

                  8.1 All indebtedness evidenced hereby, including, without limitation, principal hereof, interest accrued or to accrue hereon and fees and expenses payable hereunder ("JUNIOR INDEBTEDNESS") shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of Superior Indebtedness.

                                EXHIBIT 3.2(B)-3

                           For the purposes hereof, the term "SUPERIOR
                           INDEBTEDNESS":

                           (a) shall mean all indebtedness, direct or indirect, absolute or contingent, heretofore or hereafter incurred by the Maker under or in connection with that certain Amended and Restated Credit Agreement, dated as of June 30, 1998, among UTI Holdings, Inc., Universal Technical Institute, Inc., NTT Acquisition, Inc., Antares Capital Corporation, Balanced High-Yield Fund I Ltd., BHF-Bank Aktiengesellschaft and Heller Financial Inc., any guarantee of the "Obligations" (as defined therein) or any other "Loan Documents" (as defined therein) as such agreement, guarantee or any one or more Loan Documents may be amended, modified, restated, replaced, renewed, extended, refinanced or refunded from time to time and all refinancings and refundings of any or all such indebtedness; and

                           (b) shall include, without limitation, any interest, and any and all reasonable expenses, payable in respect of any of the foregoing in clause (a) above subsequent to the commencement of any proceeding against or with respect to the Maker under Title 11 of the United States Code, as amended from time to time or any successors thereto (the "BANKRUPTCY ACT") whether or not such interest is an allowed claim in any such proceeding.

                           For the purposes here, "indebtedness" shall include principal, interest, fees, indemnities and any expenses, if any, incurred with respect thereto.

                  8.2 No payment under Junior Indebtedness shall be made by the Maker if and so long as any portion of the Superior Indebtedness has become and remains due and payable. The provisions of this Section 8.2 shall not be applicable to any payment governed by Section 8.3 hereof.

                  8.3 Upon (i) any payment being required to be made by the Maker under Junior Indebtedness upon any declaration of acceleration of the principal amount thereof or any demand for payment thereof or (ii) any payment or distribution of assets of the Maker of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of the Maker, whether voluntary or involuntary or in bankruptcy, insolvency, receivership, or other proceedings; and upon any such declaration of acceleration or dissolution or winding up or liquidation or reorganization, any distribution of assets of the Maker of any kind or character, whether in cash, property or securities, to which the holders of Junior Indebtedness would be entitled except for the provisions hereof, all principal, premium, if any, and interest due or to become due and all other amounts payable under Superior Indebtedness shall be paid by the Maker or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the holders of Junior Indebtedness if received by them, directly to the holders of Superior Indebtedness of the Maker (pro rata to each such holder on the basis of the respective amounts of such Superior Indebtedness held by such holder), or their representatives to the extent necessary to pay all such Superior Indebtedness in full, in cash, after giving effect to any concurrent payment of distribution to or for the benefit of the holders of such Superior

                                EXHIBIT 3.2(B)-4

                           Indebtedness, before any payment or distribution is made to the holders of Junior Indebtedness. In furtherance of the foregoing, but not by way of limitation thereof, if the Maker shall file or have filed against it a petition under any chapter of the Bankruptcy Act or an order for relief shall be entered as to the Maker thereunder, with the result that the Maker is excused from the obligation to pay all or any part of the interest otherwise payable in respect of any Superior Indebtedness during the period subsequent to the commencement of any such proceeding under the Bankruptcy Act, each holder of Junior Indebtedness by his acceptance hereof does hereby agree that all or such part of such interest, as the case may be, shall be payable out of, and to that extent diminish and be at the expense of reorganization dividends or other distributions in respect of such Junior Indebtedness.

                  8.4 If any payment or distribution of assets of the Maker of any kind or character, whether in cash, property or securities, not permitted by the foregoing shall be received by the holders of Junior Indebtedness before all Superior Indebtedness is paid in full in cash and all commitments under which any Superior Indebtedness can be created have expired or terminated, such payment or distribution shall be held for the benefit of, and shall be paid over or delivered to, the holders of such Superior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Superior Indebtedness may have been issued or under which such instruments are pledged or issued, as their respective interests may appear, for application to the payment of all Superior Indebtedness remaining unpaid to the extent necessary to pay all such Superior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Superior Indebtedness.

                  8.5 The provisions hereof are solely for the purpose of defining the relative rights of the holders of Superior Indebtedness on the one hand and the holders of Junior Indebtedness on the other hand, and nothing herein shall impair, as between the Maker and the holder of any Junior Indebtedness, the obligations of the Maker under Junior Indebtedness, which are unconditional and absolute, nor shall anything herein prevent the holders of any Junior Indebtedness from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, all subject to the rights, if any, hereunder of holders of Superior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the holders of Junior Indebtedness.

                  8.6 Each holder of Junior Indebtedness by his acceptance hereof acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Superior Indebtedness, whether such Superior Indebtedness was created or acquired before or after the issuance of this Junior Indebtedness, to acquire and/or continue to hold such Superior Indebtedness and such holder of Superior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and/or continuing to hold such Superior Indebtedness.

                  8.7 Subject to the payment in full in cash of all Superior Indebtedness, the holders of Junior Indebtedness shall be subrogated to the rights of the holders of Superior

                                EXHIBIT 3.2(B)-5

                           Indebtedness to receive payments or distributions of assets of the Maker applicable to the Superior Indebtedness until the Superior Indebtedness shall be paid in full, and no such payments or distributions to the holders of Superior Indebtedness shall, as among the Maker, its creditors other than the holders of Superior Indebtedness and the holders of Junior Indebtedness, be deemed to be a payment by the Maker to or on account of the Junior Indebtedness.

                  8.8 Notwithstanding anything to the contrary contained herein, in the event the Maker fails to make any payment required under this Note which would have been due but for the provisions of this Section 8, the Maker shall (a) notify the Holder of the circumstances justifying such nonpayment, (b) provide the Holder with reasonable periodic updates concerning such circumstances, (c) take commercially reasonable steps to eliminate such circumstances, and
                           (d) make such payment as soon as thereafter permitted under this Section 8. The Maker represents to the Holder that there currently exists no breach or default under any Superior Indebtedness and, further, that neither the execution, delivery nor payment of this Note in accordance herewith shall constitute such a breach or default.

                  8.9 Returned Payments. Without limiting any other provision of this Section 8, Superior Indebtedness shall not be deemed to have been paid in full for purposes of this Section 8, if any payment in respect thereof shall have been restored or returned to the payor or its trustee in dissolution, liquidation or reorganization of the payor (or a settlement of any claim or potential claim made in connection with any such proceeding), or as required or agreed upon or as a result of the appointment of a custodian, receiver, trustee or other officer with respect to the payor or any substantial part of its property or otherwise, and the provisions of this Section 8 shall be reinstated as to any Superior Indebtedness as to which any such restoration or return shall have occurred.

                  8.10 Certain Powers of Holders of Superior Indebtedness. Without notice to or further consent by it, (a) the liability of any Maker in respect of the Superior Indebtedness may, in whole or in part, be renewed, extended, modified, released, replaced, refinanced or refunded by the holders of Superior Indebtedness and the documents and instruments creating or evidencing the Superior Indebtedness may be amended or supplemented, as such holders of Superior Indebtedness may deem advisable, (b) any collateral and/or security interests in respect of Superior Indebtedness may, from time to time, in whole or in part, be exchanged, released, not perfected, not timely perfected, sold or surrendered by the holders of Superior Indebtedness, (c) the amount of the Superior Indebtedness may, from time to time, be increased through further loans, or otherwise, (d) any deposit balance or balances to the credit of any Maker may, from time to time, in whole or in part, be surrendered or released by the holders of Superior Indebtedness, and (e) any of the provisions hereof may be waived partially or entirely by the holders of Superior Indebtedness, all without impairing or in any way affecting the subordination of the Junior Indebtedness contained in this Section 8; nor shall the subordination of the Junior Indebtedness herein contained be impaired or affected in any way by any other actions, inaction or omission in respect of the Superior Indebtedness or this Section 8.

                                EXHIBIT 3.2(B)-6

                                          MAKER:

                                          ______________________________________
                                          a(n) _____________________ corporation

                                          By: __________________________________
                                          Its: _________________________________

                                EXHIBIT 3.2(B)-7

                                                          COMPLIANCE CERTIFICATE

                                                                  EXHIBIT 4.8(C)

This certificate is given by Universal Technical Institute, Inc., a Delaware corporation ("HOLDINGS") and UTI Holdings, Inc., an Arizona corporation ("BORROWER"), pursuant to subsection 4.8(C) of that certain Second Amended and
Restated Credit Agreement dated as of [   ], 2002 (as the same has been or may
hereafter be amended, modified or supplemented, the "CREDIT AGREEMENT") among Heller Financial, Inc., a Delaware corporation, as Agent and a Lender ("AGENT"), Borrower and Holdings and the other Lenders party thereto from time to time. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

The officer executing this certificate is the Chief Financial Officer [CHIEF EXECUTIVE OFFICER] of each of Holdings and Borrower and as such is duly authorized to execute and deliver this certificate on behalf of Holdings and Borrower. By executing this certificate such officer hereby certifies to Agent and Lenders that:

         (a) the financial statements delivered with this certificate in accordance with subsection 4.8(A) and/or 4.8(B) of the Credit Agreement fairly present in all material respects the results of operations and financial condition of Holdings and its Subsidiaries as of the dates of such financial statements;

         (b) I have reviewed the terms of the Credit Agreement and the Notes and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of Holdings and its Subsidiaries during the accounting period covered by such financial statements;

         (c) such review has not disclosed the existence during or at the end of such accounting period, and I have no knowledge of the existence as of the date hereof, of any condition or event that constitutes a Default or an Event of Default, except as set forth in Exhibit A hereto which includes a description of the nature and period of existence of such Default or an Event of Default and what action Holdings and its Subsidiaries has taken, is undertaking and proposes to take with respect thereto;

         (d)      Borrower is in compliance with the covenants contained in
                  Section 4 of the Credit Agreement, as demonstrated below, except as set forth below or described in Exhibit A hereto; and

         (e)      the Total Indebtedness to TTM EBITDA Ratio, as demonstrated on
                  attachment 4.7 is [   ] to [   ].

                                 EXHIBIT 4.8(C)

IN WITNESS WHEREOF, Holdings has caused this Certificate to be executed by its
Chief Financial Officer [CHIEF EXECUTIVE OFFICER] this [   ] day of [   ],
200[ ].

                                          UTI HOLDINGS, INC.
                                          UNIVERSAL TECHNICAL INSTITUTE, INC.

                                          By: __________________________________
                                              Chief Financial Officer
                                              [Chief Executive Officer]

                                EXHIBIT 4.8(C)-2

                          4.1 CAPITAL EXPENDITURE LIMIT

Capital Expenditures are defined as follows:

Amount capitalized as capital expenditures for the period, under GAAP, as property, plant, and equipment (other than those incurred as part of a Permitted
Acquisition)                                                                         $
                                                                                     -------------

Plus: deposits made in the period in connection with
      property, plant and equipment; less deposits of a prior period included        -------------
      above

Less:    Net Proceeds of Asset Dispositions (including but not limited to insurance proceeds and the trade-in value of equipment) included in capital expenditures above, which Borrower is permitted to reinvest under
         subsection 1.5(C) of the Credit Agreement                                   -------------

         Utilization of credits received from Snap-On Tools, Inc., and from others
         under similar agreements, for student purchases                             -------------

         Gross proceeds received in connection with the Nascar Sale/Leaseback        -------------

         Capital Expenditures                                                        $

Less:    Portion of Capital Expenditures financed under capital leases or other
         Indebtedness (Indebtedness, for this purpose, does not include drawings
         under the Revolving Loan Commitment)*                                       $
                                                                                     -------------

Unfinanced Capital Expenditures (used in calculation of Fixed Charge Coverage and
Excess Cash Flow)                                                                    $
                                                                                     -------------

Capital Expenditures (from above)                                                    $
                                                                                     -------------

Permitted Capital Expenditures                                                       $
                                                                                     -------------

In Compliance                                                                            Yes/No

*Note: All amounts in Schedule 4.8(C) are without duplication

                                EXHIBIT 4.8(C)-3

                                   4.3 EBITDA

EBITDA is defined as follows:

Net income (or loss) for the period of Holdings and its Subsidiaries on a consolidated basis determined in accordance with GAAP, but excluding: (a) the income (or loss) of any Person (other than Wholly-Owned Subsidiaries of
Holdings) in which Holdings or any of its Subsidiaries has an ownership interest unless received by Holdings or any Subsidiary thereof in a cash distribution;
and (b) the income (or loss) of any Person accrued prior to the date it became a
Subsidiary of Holdings or is merged into or consolidated with Holdings or any
Subsidiary thereof.                                                                  $
                                                                                     ---------------------

Plus:     Any provision for (or less any benefit from) income and franchise
          taxes included in the determination of net income                          ---------------------

          Interest expense deducted in the determination of net income               ---------------------

          Amortization and depreciation expenses deducted in determining net
          income                                                                     ---------------------

          Losses (or less gains) from Asset Dispositions or other non-cash items included in the determination of net income (excluding sales, expenses
          or losses related to current assets)                                       ---------------------

          Extraordinary losses (or less gains), as defined under GAAP, net of
          related tax effects                                                        ---------------------

          Expenses of the Related Transactions or Permitted Acquisitions
          included in the determination of Net Income provided that such expenses were included in the pro forma adjustments to the financial statements delivered at the Closing Date or the Amendment and
          Restatement Date or in connection with any Permitted Acquisition, or
          disclosed in the notes thereto                                             ---------------------

          Start-Up Expenses                                                          ---------------------

          Amounts paid for the period under the Management Agreement in compliance with this Agreement and director's fees paid for the period in compliance with this Agreement, in each instance, to the extent
          deducted in the determination of net income                                ---------------------

EBITDA                                                                               $
                                                                                     =====================

Note: EBITDA will be calculated on a rolling twelve-month basis.

                                EXHIBIT 4.8(C)-4

                            4.4 FIXED CHARGE COVERAGE

Fixed Charge Coverage is defined as follows:

Fixed Charges:

Interest expense, net of interest income, included in the determination of net
income                                                                               $
                                                                                     ---------------------

Less:     Amortization of capitalized fees and expenses incurred with respect to the Related Transactions and Permitted Acquisitions included in
          interest expense                                                           ---------------------

          Interest paid in kind or which accrues and is added to principal and
          included in interest expense                                               ---------------------

Interest Expenses                                                                    $
                                                                                     ---------------------

Plus: Any provision for (benefit from) income or franchise taxes included in the determination of net income

          Any decreases (less increases) in short-term and long-term deferred
          tax liabilities; and                                                       ---------------------

          Any increases (less decreases) in short-term and long-term deferred tax assets

          Scheduled payments of principal with respect to all Indebtedness
          (including the principal portion of scheduled payments of capital lease obligations, but excluding mandatory prepayments required by subsection 1.5) of Holdings and its Subsidiaries on a consolidated
          basis, but excluding reductions of the Revolving Loan                      ---------------------

          Restricted Junior Payments made in cash                                    ---------------------

          Start-Up Expenses for the period                                           ---------------------

          Fees paid for the period under the Management Agreement in compliance with this Agreement and director's fees paid for the period in compliance with this Agreement (excluding any such fees payable on the
          Second Amendment and Restatement Date)                                     ---------------------

Fixed Charges                                                                        $
                                                                                     =====================

Operating Cash Flow:

EBITDA (defined in attachment 4.3 of Exhibit 4.8(C))                                 $
                                                                                     ---------------------

                                EXHIBIT 4.8(C)-5

Less:     Unfinanced Capital Expenditures (defined in attachment 4.1 of Exhibit
          4.8(C))l

          Other Capitalized Costs, including without limitation prepaid student acquisition costs, defined as the gross amount capitalized, for any fiscal period, as long term assets (net of cash received in respect of long term assets), other than (a) Capital Expenditures and (b) fees and expenses capitalized with respect to the Related Transactions or Permitted Acquisitions

Operating Cash Flow                                                                  $
                                                                                     =====================

Fixed Charge Coverage (Operating Cash Flow / Fixed Charges)                          ---------------------

Required Fixed Charge Coverage                                                       ---------------------

In Compliance                                                                                Yes/No

                                EXHIBIT 4.8(C)-6

                           4.5 TOTAL INTEREST COVERAGE

Interest Expenses (defined in attachment 4.4 of Exhibit 4.8(C))                      ---------------------
EBITDA (defined in attachment 4.3 of Exhibit 4.8(C))                                 ---------------------
Total Interest Coverage (EBITDA / Interest Expenses)                                 ---------------------
Required Total Interest Coverage                                                     ---------------------
In Compliance                                                                                Yes/No

                                EXHIBIT 4.8(C)-7

                   4.7 TOTAL INDEBTEDNESS TO TTM EBITDA RATIO

Outstanding principal balance of all Indebtedness of Holdings and its
Subsidiaries (excluding Total Risk Participation Liability but including all
remaining Subordinated Indebtedness (whether or not for borrowed money)              ---------------------

Total Indebtedness                                                                   $
                                                                                     =====================

TTM EBITDA for the twelve (12) month period ending on the date set forth above       $
                                                                                     =====================

Total Indebtedness to TTM EBITDA Ratio                                                     [ ] to [ ]

                                EXHIBIT 4.8(C)-8

                                                                 EXHIBIT 10.1(A)

                   [FORM OF AMENDED AND RESTATED TERM NOTE A]

                                   TERM NOTE A

[$ __________]                                               _____________, 2002
                                                              New York, New York

         FOR VALUE RECEIVED, the undersigned, UTI HOLDINGS, INC., an Arizona corporation ("BORROWER"), hereby unconditionally promises to pay to the order of [______________________] ("LENDER"), to the Agent's account as specified in the Credit Agreement (defined below), or at such other place as the holder of this Term Note A may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of [____________________________________ and __/100 DOLLARS ($__________)].

         This Term Note A is payable as set forth in the Second Amendment and Restatement of Credit Agreement with the first installment due and payable on June 30, 2002 and the final installment due and payable on March 31, 2007, if not sooner paid.

         This Term Note A is one of the amended and restated Notes referred to in, was executed and delivered pursuant to, and evidences indebtedness of Borrower incurred under, that certain Second Amendment and Restatement of Credit Agreement dated as of March 29, 2002, by and among Borrower, Universal Technical Institute, Inc., the lenders named therein and Heller Financial, Inc., in its capacity as Agent for the Lenders (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "CREDIT AGREEMENT"), to which reference is hereby made for a statement of the terms and conditions under which Term Loan A, a portion of which is evidenced hereby, was made and is to be repaid and for a statement of Agent's and Lender's remedies upon the occurrence of an Event of Default. Capitalized terms used herein but not otherwise specifically defined shall have the meanings ascribed to such terms in the Credit Agreement.

         This Term Note A amends and restates and replaces in whole or in part
that certain Term Note A in the original principal amount of $[     ], dated
January 23, 1998, by Borrower as maker to [      ] as payee delivered under the
Credit Agreement dated as of January 23, 1998 (as the same has been amended, amended and restated, supplemented or otherwise modified from time to time), by and among Borrower, Universal Technical Institute, Inc., the lenders named therein and Heller Financial, Inc., in its capacity as agent for the such lenders, and evidences all or a portion of the indebtedness arising under such replaced Term Note A.

         Borrower further promises to pay interest on the outstanding unpaid principal amount hereof from the date hereof until payment in full at the rate from time to time applicable to Term Loan A as determined in accordance with the Credit Agreement; provided, however, that upon the occurrence and during the continuance of an Event of Default, Borrower shall pay interest on demand by Agent or Requisite Lenders on the outstanding principal balance of this Term Note A at the rate of interest applicable following the occurrence of an Event of Default as determined in accordance with the Credit Agreement.

         Interest on this Term Note A shall be payable at the times and from the dates specified in the Credit Agreement, on the date of any prepayment hereof, at maturity, whether due by acceleration or

                                 EXHIBIT 10.1(A)
otherwise, and as otherwise provided in the Credit Agreement. From and after the date when the principal balance hereof becomes due and payable, whether by acceleration or otherwise, interest hereon shall be payable on demand. In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Lender has received interest hereunder in excess of the highest rate applicable hereto, such excess shall be applied in accordance with the terms of the Credit Agreement.

         The indebtedness evidenced by this Term Note A is secured pursuant to the terms of the Loan Documents.

         This Term Note A may be prepaid in whole or in part at any time subject to the terms of the Credit Agreement.

         Borrower hereby waives demand, presentment and protest and notice of demand, presentment, protest and nonpayment.

         Borrower agrees that no amendment, termination or waiver of any provision of this Term Note A or consent to any departure by Borrower therefrom, shall in any event be effective except as provided in the Credit Agreement.

         Borrower further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including attorneys' fees and legal expenses, incurred by Lender in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

         THIS TERM NOTE A HAS BEEN DELIVERED AT NEW YORK, NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (WHICH PRINCIPLES SHALL BE DEEMED NOT TO INCLUDE SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). Whenever possible each provision of this Term Note A shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Term Note A shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Term Note A. Whenever in this Term Note A reference is made to Agent, Lender or Borrower, such reference shall be deemed to include, as applicable, a reference to their respective permitted successors and assigns, and, in the case of Lender, any financial institution to which it has sold or assigned all or any part of its interest in Term Loan A or in its commitment to make Term Loan A as permitted by the Credit Agreement. The provisions of this Term Note A shall be binding upon and shall inure to the benefit of such permitted successors and assigns. Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for Borrower.

                                          UTI HOLDINGS, INC.

                                          By: __________________________________
                                              Name:
                                              Title:

                                EXHIBIT 10.1(A)-2

                [FORM OF SECOND AMENDED AND RESTATED TERM NOTE B]

                                   TERM NOTE B

[$ __________]                                               _____________, 2002
                                                              New York, New York

         FOR VALUE RECEIVED, the undersigned, UTI HOLDINGS, INC., an Arizona corporation ("BORROWER"), hereby unconditionally promises to pay to the order of [______________________] ("LENDER"), to the Agent's account as specified in the Credit Agreement (defined below), or at such other place as the holder of this Term Note B may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of [____________________________________ and __/100 DOLLARS ($__________)].

         This Term Note B is payable as set forth in the Second Amendment and Restatement of Credit Agreement with the first installment due and payable on June 30, 2002 and the final installment due and payable on March 31, 2009, if not sooner paid.

         This Term Note B is one of the amended and restated Notes referred to in, was executed and delivered pursuant to, and evidences indebtedness of Borrower incurred under, that certain Second Amendment and Restatement of Credit Agreement, dated as of March 29, 2002, by and among Borrower, Universal Technical Institute, Inc., the lenders named therein and Heller Financial, Inc., in its capacity as Agent for the Lenders, (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "CREDIT AGREEMENT"), to which reference is hereby made for a statement of the terms and conditions under which Term Loan B, a portion of which is evidenced hereby, was made and is to be repaid and for a statement of Agent's and Lender's remedies upon the occurrence of an Event of Default. Capitalized terms used herein but not otherwise specifically defined shall have the meanings ascribed to such terms in the Credit Agreement.

         This Term Note B amends and restates and replaces in whole or in part that certain amended and restated Term Note B in the original principal amount
of $[     ], dated June 30, 1998, by Borrower, as maker to [      ], as payee
delivered under the First Amended and Restated Credit Agreement and evidences all or a portion of the indebtedness arising under such replaced Term Note B.

         Borrower further promises to pay interest accrued and unpaid on the promissory note which this Term Note B replaces as well as interest on the outstanding unpaid principal amount hereof from the date hereof until payment in full at the rate from time to time applicable to Term Loan B as determined in accordance with the Credit Agreement; provided, however, that upon the occurrence and during the continuance of an Event of Default, Borrower shall pay interest on demand by Agent or Requisite Lenders on the outstanding principal balance of this Term Note B at the rate of interest applicable following the occurrence of an Event of Default as determined in accordance with the Credit Agreement.

         Interest on this Term Note B shall be payable at the times and from the dates specified in the Credit Agreement, on the date of any prepayment hereof, at maturity, whether due by acceleration or otherwise, and as otherwise provided in the Credit Agreement. From and after the date when the principal balance hereof becomes due and payable, whether by acceleration or otherwise, interest hereon shall be payable on demand. In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Lender has received interest hereunder in excess of the highest rate applicable hereto, such excess shall be applied in accordance with the terms of the Credit Agreement.

                                EXHIBIT 10.1(A)-3

         The indebtedness evidenced by this Term Note B is secured pursuant to the terms of the Loan Documents.

         This Term Note B may be prepaid in whole or in part at any time subject to the terms of the Credit Agreement.

         Borrower hereby waives demand, presentment and protest and notice of demand, presentment, protest and nonpayment.

         Borrower agrees that no amendment, termination or waiver of any provision of this Term Note B or consent to any departure by Borrower therefrom, shall in any event be effective except as provided in the Credit Agreement.

         Borrower further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including attorneys' fees and legal expenses, incurred by Borrower in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

         THIS TERM NOTE B HAS BEEN DELIVERED AT NEW YORK, NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (WHICH PRINCIPLES SHALL BE DEEMED NOT TO INCLUDE SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). Whenever possible each provision of this Term Note B shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Term Note B shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Term Note B. Whenever in this Term Note B reference is made to Agent, Lender or Borrower, such reference shall be deemed to include, as applicable, a reference to their respective permitted successors and assigns, and, in the case of Lender, any financial institution to which it has sold or assigned all or any part of its interest in Term Loan B or in its commitment to make Term Loan B as permitted by the Credit Agreement. The provisions of this Term Note B shall be binding upon and shall inure to the benefit of such permitted successors and assigns. Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for Borrower.

                                          UTI HOLDINGS, INC.

                                          By: __________________________________
                                              A. Richard Caputo Jr.
                                              Vice President

                                EXHIBIT 10.1(A)-4

                            [FORM OF REVOLVING NOTE]

                                 REVOLVING NOTE

[$ __________]                                               _____________, 2002
                                                              New York, New York

         FOR VALUE RECEIVED, the undersigned, UTI HOLDINGS, INC., an Arizona corporation ("BORROWER"), hereby unconditionally promises to pay to the order of [____________________________] ("LENDER"), to the Agent's account as specified in the Credit Agreement (defined below), or at such other place as the holder of this Revolving Note may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of [_____________________ and __/100 DOLLARS ($_________)], or, if
less, the aggregate unpaid principal amount of all Revolving Loans made to Borrower by Lender pursuant to subsection 1.1(B), subsection 1.1(C)(2) or other provisions of the Credit Agreement, at such times as are specified therein.

         This Revolving Note is one of the Notes referred to in, was executed and delivered pursuant to, and evidences indebtedness of Borrower incurred under, that certain Second Amendment and Restatement of Credit Agreement dated as of March [-], 2002, by and among Borrower, Universal Technical Institute, Inc., the lenders named therein and Heller Financial, Inc., in its capacity as Agent for the Lenders (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "CREDIT AGREEMENT"), to which reference is hereby made for a statement of the terms and conditions under which the loan evidenced hereby was made and is to be repaid and for a statement of Agent's and Lender's remedies upon the occurrence of an Event of Default. Capitalized terms used herein but not otherwise specifically defined shall have the meanings ascribed to such terms in the Credit Agreement.

         Borrower further promises to pay interest on the outstanding unpaid principal amount hereof from the date hereof until payment in full at the rate from time to time applicable to the Revolving Loan as determined in accordance with the Credit Agreement; provided, however, that upon the occurrence and during the continuance of an Event of Default, Borrower shall pay interest on demand by Agent or Requisite Lenders on the outstanding principal balance of this Revolving Note at the rate of interest applicable following the occurrence of an Event of Default as determined in accordance with the Credit Agreement.

         Interest on this Revolving Note shall be payable, at the times and from the dates specified in the Credit Agreement, on the date of any prepayment hereof, at maturity, whether due by acceleration or otherwise, and as otherwise provided in the Credit Agreement. From and after the date when the principal balance hereof becomes due and payable, whether by acceleration or otherwise, interest hereon shall be payable on demand. In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Lender has received interest hereunder in excess of the highest rate applicable hereto, such excess shall be applied in accordance with the terms of the Credit Agreement.

         The indebtedness evidenced by this Revolving Note is secured pursuant to the terms of the Loan Documents.

                                EXHIBIT 10.1(A)-5

         Borrower hereby waives demand, presentment and protest and notice of demand, presentment, protest and nonpayment.

         Borrower agrees that no amendment, termination or waiver of any provision of this Revolving Note or consent to any departure by Borrower therefrom, shall in any event be effective except as provided in the Credit Agreement.

         Borrower further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including attorneys' fees and legal expenses, incurred by Borrower in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

         THIS REVOLVING NOTE HAS BEEN DELIVERED AT NEW YORK, NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (WHICH PRINCIPLES SHALL BE DEEMED NOT TO INCLUDE SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). Whenever possible each provision of this Revolving Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Revolving Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Revolving Note. Whenever in this Revolving Note reference is made to Agent, Lender or Borrower, such reference shall be deemed to include, as applicable, a reference to their respective permitted successors and assigns and in the case of Lender, any financial institution to which it has sold or assigned all or any part of its interest in the Revolving Loan or in its commitment to make the Revolving Loan as permitted by the Credit Agreement. The provisions of this Revolving Note shall be binding upon and shall inure to the benefit of such permitted successors and assigns. Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for Borrower.

                                          UTI HOLDINGS, INC.

                                          By: __________________________________
                                              Name:
                                              Title:

                                EXHIBIT 10.1(A)-6

                                                                 EXHIBIT 10.1(B)

                                    [FORM OF]

                            LENDER ADDITION AGREEMENT

This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "AGREEMENT") is entered into by and between the parties designated as Assignor ("ASSIGNOR") and Assignee ("ASSIGNEE") above the signatures of such parties on the Schedule of Terms attached hereto and hereby made an integral part hereof (the "SCHEDULE OF TERMS") and relates to the Credit Agreement described in the Schedule of Terms (as the same has been amended, supplemented or otherwise modified to the date hereof and as it may hereafter be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined).

IN CONSIDERATION of the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.        ASSIGNMENT AND ASSUMPTION

         (a) Effective as of the Settlement Date specified in Item 4 of the Schedule of Terms (the "SETTLEMENT DATE"), Assignor hereby sells and assigns to Assignee, without recourse, representation or warranty (except as expressly set forth herein), and Assignee hereby purchases and assumes from Assignor, that percentage interest in all of Assignor's rights and obligations as a Lender arising under the Credit Agreement and the other Loan Documents which represents, as of the Settlement Date, the percentage interest specified in Item 3 of the Schedule of Terms of all rights and obligations of Lenders arising under the Credit Agreement and the other Loan Documents with respect to the Revolving Loan Commitment and any outstanding Loans (the "ASSIGNED SHARE"). Without limiting the generality of the foregoing, the parties hereto hereby expressly acknowledge and agree that any assignment of all or any portion of Assignor's rights and obligations relating to Assignor's Revolving Loan Commitment shall include the sale to Assignee of a ratable portion of any participation previously purchased by Assignor with respect to any Lender Letters of Credit or Risk Participation Agreements.

         (b) In consideration of the assignment described above, Assignee hereby agrees to pay to Assignor, on the Settlement Date, the principal amount of any outstanding Loans included within the Assigned Share, such payment to be made by wire transfer of immediately available funds in accordance with the applicable payment instructions set forth in Item 5 of the Schedule of Terms.

         (c) Assignor and Assignee hereby agree that, upon giving effect to the assignment and assumption described above, (i) Assignee shall be a party to the Credit Agreement and shall have all of the rights and obligations under the Loan Documents, and shall be deemed to have made all of the covenants and agreements contained in the Loan Documents, arising out of or otherwise related to the Assigned Share, and (ii) Assignor shall be absolutely released from any of such obligations, covenants and agreements assumed or made by Assignee in respect of the Assigned Share. Assignee hereby acknowledges and agrees that the agreement set forth in this Section 1(c) is expressly made for the benefit of Borrower, Agent, Assignor and the other Lenders and their respective successors and permitted assigns.

                                 EXHIBIT 10.1(B)

         (d) Assignor and Assignee hereby acknowledge and confirm their understanding and intent that (i) this Agreement shall effect the sale and assignment by Assignor and the purchase and assumption by Assignee of Assignor's rights and obligations with respect to the Assigned Share, (ii) any other assignments by Assignor of a portion of its rights and obligations with respect to the Revolving Loan Commitment and any outstanding Loans shall have no effect on the Pro Rata Share of Assignee in the Revolving Loan Commitment as set forth in Item 3 of the Schedule of Terms or on the interest of Assignee in any outstanding Loans corresponding thereto or otherwise set forth in such Item 3, and (iii) from and after the Settlement Date, Agent shall make all payments under the Credit Agreement in respect of the Assigned Share (including without limitation all payments of principal and accrued but unpaid interest, commitment fees, unused line fees and letter of credit fees with respect thereto) (A) in the case of any such interest and fees that shall have accrued prior to the Settlement Date, to Assignor, and (B) in all other cases, to Assignee; provided that Assignor and Assignee shall make payments directly to each other in accordance with the payment instructions set forth in Item 5 of the Schedule of Terms to the extent necessary to effect any appropriate adjustments in any amounts distributed to Assignor and/or Assignee by Agent under the Loan Documents in respect of the Assigned Share in the event that, for any reason whatsoever, the payment of consideration contemplated by Section 1(b) occurs on a date other than the Settlement Date.

SECTION 2.        CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS

         (a) Assignor represents and warrants that it is the legal and beneficial owner of the Assigned Share, free and clear of any adverse claim.

         (b) Assignor hereby represents and warrants that Item 3 of the Schedule of Terms correctly sets forth (1) the aggregate amount of each of (i) the Revolving Loan Commitment, (ii) Term Loan A and (iii) Term Loan B, and (2) the Assigned Share being transferred to Assignee pursuant to this Agreement as described above. Taking into account Assignee's existing Revolving Loan Commitment and Pro Rata Share of each of Term Loan A and Term Loan B, in each case, if any, prior to the effectiveness of this Agreement, the Total Share of Assignee in all of the Lenders' Revolving Loan Commitment and outstanding Loans under the Credit Agreement is as set forth in Item 3 of the Schedule of Terms.

         (c) Assignor represents and warrants that it has delivered to Agent the Notes delivered to Assignor by Borrower pursuant to the Credit Agreement and requests that Agent exchange such Notes for new Notes executed by Borrower payable to Assignor and Assignee in the amounts necessary to reflect the transaction contemplated by this Agreement.

         (d) Assignor makes no representation and warranty to Assignee with respect to, and shall not be responsible to Assignee for, the execution, effectiveness, genuiness, validity, enforceability, collectibility or sufficiency of any of the Loan Documents or for any representations, warranties, recitals or statements made therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by or on behalf of Borrower or any other Loan Party in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Borrower or any other Loan Party, nor shall Assignor be required to ascertain or inquire as to (i) the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of

                                EXHIBIT 10.1(B)-2
                  the Loan Documents, (ii) the use of the proceeds of the Loans,
                  (iii) the use of the Lender Letters of Credit or Risk Participation Agreements or (iv) the existence or possible existence of any Event of Default or Default.

         (e) Assignee represents and warrants that it satisfies any eligibility requirements to be a Lender under the Credit Agreement; that it has experience and expertise in the making or the purchasing of loans such as the Loans; that it has acquired the Assigned Share for its own account and without any present intention of selling all or any portion of such interest; and that it has received, reviewed and approved a copy of the Credit Agreement (including all Exhibits and Schedules thereto) and copies of all other Loan Documents which it has requested.

         (f) Assignee represents and warrants that it has received from Assignor such financial information regarding Borrower and the other Loan Parties as Assignee has requested, that it has made its own independent investigation of the financial condition and affairs of Borrower and the other Loan Parties in connection with the assignment evidenced by this Agreement, and that it has made and shall continue to make its own appraisal of the creditworthiness of Borrower and the other Loan Parties. Assignor shall have no duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Assignee or to provide Assignee with any other credit or other information with respect thereto, whether coming into its possession before the Settlement Date or at any time or times thereafter, and Assignor shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Assignee.

         (g) Each party to this Agreement represents and warrants to the other party hereto that it has full power and authority to enter into this Agreement and to perform its obligations hereunder in accordance with the provisions hereof, that this Agreement has been duly authorized, executed and delivered by such party and that this Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity.

SECTION 3.        MISCELLANEOUS

         (a) Each of Assignor and Assignee hereby agrees from time to time, upon request of the other such party hereto, to take such additional actions and to execute and deliver such additional documents and instruments as such other party may reasonably request to effect the transactions contemplated by, and to carry out the intent of, this Agreement.

         (b) Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Agreement) against whom enforcement of such change, waiver, discharge or termination is sought.

         (c) Unless otherwise specifically provided herein, all notices, approvals, requests, demands and other communications hereunder shall be given in accordance with the notice provision of the Credit Agreement. For the purposes hereof, the notice address of each of Assignor and Assignee shall be as set forth on the Schedule of Terms or, as to either such party, such other address as shall be designated by such party in a written notice delivered

                                EXHIBIT 10.1(B)-3
                  to the other such party. In addition, the notice address of Assignee set forth on the Schedule of Terms shall serve as the initial notice address of Assignee for purposes of the Credit Agreement.

         (d) In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         (e) THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (WHICH PRINCIPLES SHALL BE DEEMED NOT TO INCLUDE
                  SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

         (f) This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         (g) This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         (h) This Agreement shall become effective upon the date (the "EFFECTIVE DATE") upon which all of the following conditions are satisfied: (i) the execution of a counterpart hereof by each of Assignor and Assignee, (ii) the execution of a counterpart hereof by Agent as evidence of its consent hereto to the extent required under subsection 8.1 of the Credit Agreement, (iii) the receipt by Agent of the administrative fee referred to in subsection 8.1 of the Credit Agreement,
                  (iv) in the event Assignee is a foreign person (i.e., a person other than a United States person for United States Federal income tax purposes), the delivery by Assignee to Agent of such forms, certificates or other evidence with respect to United States federal income tax withholding matters as shall be requested by Agent in order to establish that Assignee shall be entitled to receive payments of principal, interest and fees under the Credit Agreement free from withholding of United States Federal income tax, and (v) the receipt by Agent of originals or telecopies of the counterparts described above.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, such execution being made as of the Effective Date in the applicable spaces provided on the Schedule of Terms.

                                EXHIBIT 10.1(B)-4

                                SCHEDULE OF TERMS

1.       BORROWER: UTI Holdings, Inc.

2. NAME AND DATE OF CREDIT AGREEMENT: Second Amendment and Restatement of Credit Agreement dated as of March 29, 2002 by and among UTI Holdings, Inc., as Borrower, Universal Technical Institute, Inc., as Parent, Antares Capital Corporation, JP Morgan Chase Bank, as Trustee of the Antares Funding Trust created under a Trust Agreement dated as of November 30, 1999, and The Royal Bank of Scotland, as Lenders, and Heller Financial, Inc., as a Lender and as Agent for the Lenders.

3.       AMOUNTS/PRO RATA SHARE:

                                                  AMOUNT                         PRO RATA SHARE
Aggregate Revolving Loan
Commitment of all Lenders:                     $____________                           N/A

Aggregate Term Loan A of all
Lenders:                                       $____________                           N/A

Aggregate Term Loan B of all
Lenders:                                       $____________                           N/A

Assigned Share of Revolving Loan
Commitment:                                    $____________                         _____%

Assigned Share of Term Loan A:                 $____________                         _____%

Assigned Share of Term Loan B:                 $____________                         _____%

Total Share of Revolving Loan
Commitment of Assignee:                        $____________                         _____%

Total Share of Term Loan A of
Assignee:                                      $____________                         _____%

Total Share of Term Loan B of
Assignee:                                      $____________                         _____%

4.       SETTLEMENT DATE: [ ]

5.       PAYMENT INSTRUCTIONS:

         ASSIGNOR:                           ASSIGNEE:
         _____________________________       ____________________________
         ABA No.:  ___________________       ABA No.:  __________________
         Account No.:  _______________       Account No.:  ______________
         Name:  ______________________       Name:  _____________________

                                EXHIBIT 10.1(B)-5

         Reference: __________________       Reference: ________________

6.       NOTICE ADDRESSES:

         ASSIGNOR:                           ASSIGNEE:
         _____________________________       ____________________________
         _____________________________       ____________________________
         _____________________________       ____________________________
         Attention: __________________       Attention: _________________

7.       SIGNATURES:

         [NAME OF ASSIGNOR],                 [NAME OF ASSIGNEE],
         as Assignor                         as Assignee

         By: _________________________       By: ________________________
         Title: ______________________       Title: _____________________

                                             Consented to in  accordance with
                                             subsection 8.1 of the Credit
                                             Agreement

                                             HELLER FINANCIAL, INC.,
                                             as Agent

                                             By: ________________________
                                             Title: _____________________

                                             UTI HOLDINGS, INC.,
                                             as Borrower

                                             By: ________________________
                                             Title: _____________________

                                EXHIBIT 10.1(B)-6

                                                                 EXHIBIT 10.1(C)

                                     OMITTED

                                EXHIBIT 10.1(C)

                                                         FORM OF MANAGEMENT NOTE
                                                                 EXHIBIT 10.1(D)

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND ACCORDINGLY MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR LAWS OR PURSUANT TO AN EXEMPTION THEREFROM. THE PRINCIPAL AMOUNT OF THIS NOTE, AND INTEREST IN RESPECT THEREOF, IS SUBORDINATED TO THE PAYMENT IN FULL OF ALL SUPERIOR INDEBTEDNESS, AS DESCRIBED IN THIS NOTE.

                       UNIVERSAL TECHNICAL INSTITUTE, INC.

                            Subordinated Junior Note

$____________                                                             [DATE]

         UNIVERSAL TECHNICAL INSTITUTE, INC. (hereinafter called the "COMPANY"), a Delaware corporation, for value received, hereby promises to pay to [MANAGER] (the "HOLDER") at the office of the Company in Phoenix, Arizona, subject to the conditions hereinafter stated, the principal sum of $________________ on the date three years after the date set forth above (the "MATURITY DATE") and to pay interest on the unpaid principal amount hereof from the date of this Note until payment in full of all amounts due hereunder at 8.0% per annum. Interest on this Note shall be payable annually on each anniversary of the date hereof. All accrued interest hereon shall in any event be payable not later than the Maturity Date. Payments of principal and interest shall be made in lawful money of the United States of America. This Note may be prepaid, subject to the terms and provisions hereof, in whole or in part at any time without premium or penalty.

                                    ARTICLE I

                                  Subordination

         1.1 All indebtedness evidenced hereby ("JUNIOR INDEBTEDNESS") shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of Superior Indebtedness.

         For the purposes hereof, the term "SUPERIOR INDEBTEDNESS":

                  (a) shall mean (i) all indebtedness heretofore or hereafter incurred by the Company for money borrowed unless by its terms it is provided that such indebtedness is not Superior Indebtedness, (ii) all other indebtedness heretofore or hereafter incurred by the Company which by its terms provides that such indebtedness is Superior Indebtedness, (iii) all guarantees, endorsements and other contingent obligations in respect of, or obligations to purchase or otherwise acquire or service, indebtedness or obligations of others of the Company including without limitation, all obligations of the Company under letters of credit issued on behalf of the Company, and (iv) any amendments, modifications, deferrals, renewals or extension of any such Superior Indebtedness, or debentures, notes or evidences of indebtedness heretofore or hereafter issued in evidence of or in exchange for such Superior Indebtedness; and

                  (b) shall include, without limitation, any interest, and any and all reasonable expenses, payable in respect of any of the foregoing in clause (a) above subsequent to the

                                 EXHIBIT 10.1(D)
         commencement of any proceeding against or with respect to the Company under Title 11 of the United States Code (the "BANKRUPTCY ACT") whether or not such interest is an allowed claim in any such proceeding.

For the purposes hereof, "indebtedness" shall include principal, interest, fees, indemnities and any expenses, if any, incurred with respect thereto.

         1.2 No payment under Junior Indebtedness shall be made by the Company if and so long as there exists a breach by the Company of any one or more of the covenants contained in any instrument pursuant to which Superior Indebtedness is issued.

         1.3 No payment under Junior Indebtedness shall be made by the Company unless full payment of amounts then due for principal of or premium, if any, sinking funds and interest on Superior Indebtedness has been made or duly provided for in money by the Company. No payment under Junior Indebtedness shall be made by the Company if, at the time of such payment or immediately after giving effect thereto, (i) there shall exist a default in the payment of principal or mandatory prepayments of or premium, if any, sinking funds or interest with respect to any Superior Indebtedness or (ii) there shall have occurred an event of default (other than a default in the payment or principal, mandatory prepayments, premium, if any, sinking funds or interest) with respect to any Superior Indebtedness as defined herein or in the instrument under which the same is outstanding permitting the holders thereof (or of the indebtedness secured thereby) to accelerate the maturity thereof (or of the indebtedness secured thereby) and such event of default shall not have been cured or waived or shall not have ceased to exist. The provisions of this Section 1.3 shall not be applicable to any payment governed by Section 1.4 hereof.

         1.4 Upon (i) any payment being required to be made by the Company under Junior Indebtedness upon any declaration of acceleration of the principal amount thereof or (ii) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership, or other proceedings; and upon any such declaration of acceleration or dissolution or winding up or liquidation or reorganization, any distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holders of Junior Indebtedness would be entitled except for the provisions hereof, all principal, premium, if any, and interest due or to become due in full, or payment thereof provided for in money, before any payment is made under Junior Indebtedness shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the holders of Junior Indebtedness if received by them, directly to the holders of Superior Indebtedness of the Company (pro rata to each such holder on the basis of the respective amounts of such Superior Indebtedness held by such holder), or their representatives to the extent necessary to pay all such Superior Indebtedness in full, in cash, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Superior Indebtedness, before any payment or distribution is made to the holders of Junior Indebtedness. In furtherance of the foregoing, but not by way of limitation thereof, if the Company shall file or have filed against it a petition under any chapter of the Bankruptcy Act or be adjudicated a bankrupt thereunder, with the result that the Company is excused from the obligation to pay all or any part of the interest otherwise payable in respect of any Superior Indebtedness during the period subsequent to the commencement of any such proceeding under the Bankruptcy Act, each holder of Junior Indebtedness by his acceptance hereof does hereby agree that all or such part of such interest, as the case may be, shall be payable out of, and to that extent diminish and be at the expense of, reorganization dividends or other distributions in respect of such Junior Indebtedness.

                                EXHIBIT 10.1(D)-2

         1.5 If any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, not permitted by the foregoing shall be received by the holders of Junior Indebtedness before all Superior Indebtedness is paid in full in cash and all commitments under which any Superior Indebtedness can be created have expired or terminated, such payment or distribution shall be held for the benefit of, and shall be paid over or delivered to, the holders of such Superior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Superior Indebtedness may have been issued or under which such instruments are pledged or issued, as their respective interests may appear, for application to the payment of all Superior Indebtedness remaining unpaid to the extent necessary to pay all such Superior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Superior Indebtedness.

         1.6 The provisions hereof are solely for the purpose of defining the relative rights of the holders of Superior Indebtedness on the one hand and the holders of Junior Indebtedness on the other hand, and nothing herein shall impair, as between the Company and the holder of any Junior Indebtedness, the obligations of the Company under Junior Indebtedness, which are unconditional and absolute, nor shall anything herein prevent the holders of any Junior Indebtedness from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, all subject to the rights, if any, hereunder of holders of Superior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the holders of Junior Indebtedness.

         1.7 Each holder of Junior Indebtedness by his acceptance hereof acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Superior Indebtedness, whether such Superior Indebtedness was created or acquired before or after the issuance of this Junior Indebtedness, to acquire and/or continue to hold such Superior Indebtedness and such holder of Superior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and/or continuing to hold such Superior Indebtedness.

         1.8 Subject to the payment in full of all Superior Indebtedness, the holders of Junior Indebtedness shall be subrogated to the rights of the holders of Superior Indebtedness to receive payments or distributions of assets of the Company applicable to the Superior Indebtedness until the Superior Indebtedness shall be paid in full, and no such payments or distributions to the holders of Superior Indebtedness shall, as among the Company, its creditors other than the holders of Superior Indebtedness and the holders of Junior Indebtedness, be deemed to be a payment by the Company to or on account of the Junior Indebtedness.

                                   ARTICLE II

                                    Defaults

         2.1 Events of Default. If one or more of the following events ("EVENTS OF DEFAULT") shall have occurred and be continuing:

                  (a) the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make the a general assignment for the benefit of creditors; or

                                EXHIBIT 10.1(D)-3

                  (b) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 days; or an order for relief shall be entered against the Company under the Federal bankruptcy laws as now or hereafter in effect;

then, and in every such event, subject to the provisions of Article I, the Holder may, by notice to the Company and to the holders of Superior Indebtedness, declare the unpaid principal amount of this Note together with accrued interest thereon, to be, and such portions of this Note (and accrued interest thereon) shall thereupon become, due and payable immediately following delivery of such notice to the Company and to the holders of Superior Indebtedness without presentment, demand, protest or further notice of any kind, all of which are hereby waived by the Company.

                                   ARTICLE III

                                  Miscellaneous

         3.1. Prepayment. The Company may prepay any amount of principal due and owing on this Note, together with accrued interest on the amount so prepaid, at any time without premium or penalty.

         3.2. Notices. Any notice, request or other communication given hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid, and shall be deemed given when so delivered personally or sent by facsimile transmission, or if mailed or sent by overnight courier, upon receipt thereof, as follows:

         If to the Company, to:             Universal Technical Institute, Inc.
                                            3002 North 27th Avenue
                                            Phoenix, Arizona 85017
                                            Attention:  President
                                            Facsimile No. (602) 254-9278

         If to the Holder, to:              _________________________________
                                            _________________________________
                                            _________________________________
                                            _________________________________
                                            Facsimile No.  __________________

         3.3. Governing Law. This Note shall be governed by the internal laws of the State of New York.

         3.4. Assignment. This Note may not be assigned or otherwise transferred by the Holder prior written consent of the Company.

                                EXHIBIT 10.1(D)-4

         IN WITNESS WHEREOF, UNIVERSAL TECHNICAL INSTITUTE, INC. has caused this Note to be executed and signed the day and year above set forth.

                                           UNIVERSAL TECHNICAL INSTITUTE, INC.

                                           By: ______________________________
                                               Name:
                                               Title:

                                EXHIBIT 10.1(D)-5

                                       FORM OF INTERCOMPANY INTERCREDITOR LETTER
                                                                 EXHIBIT 10.1(E)

Heller Financial, Inc.,
as Agent
500 West Monroe Street
Chicago, Illinois 60661

Attention: Portfolio Manager
           Corporate Financial Group

Ladies/Gentlemen:

Reference is made to (i) the Second Amendment and Restatement of Credit Agreement, dated as of March [-], 2002, as the same may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time (the "SENIOR CREDIT AGREEMENT") by and among UTI Holdings, Inc., as borrower (the "BORROWER"), Universal Technical Institute, Inc., as parent, Heller Financial, Inc., as Agent and as a Lender, and the other Lenders party thereto from time to time, (ii) the Security Agreement, dated [ ] (as amended, modified or supplemented in accordance with the terms of this Agreement, the "DEBTOR SECURITY AGREEMENT") between [the Borrower][Subsidiary], as debtor [(the "DEBTOR")], and [ ], an Institution Subsidiary, as secured party, (the "SECURED PARTY") and (iii) the promissory note, dated [ ] (the "PROMISSORY NOTE") by the Debtor to the order of the Secured Party. Capitalized terms used herein but not defined herein shall have the meanings given such terms in the Debtor Security Agreement.

As required by the Senior Credit Agreement and in consideration of the Lenders entering into the second amendment and restatement thereof and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Secured Party and the Debtor, the Secured Party and the Debtor agree with the Agent (for the benefit of the Agent and the Lenders) as follows, which agreements shall continue in full force and effect until all Obligations shall have been paid in full in cash and there shall be no outstanding Obligations or Revolving Loan Commitment:

1. Without the prior written consent of the Agent in each instance, the Secured Party shall not take any action or suffer or permit the Debtor to take any action to (a) perfect any security interest granted or arising under the Debtor Security Agreement, (b) exercise any remedies under the Debtor Security Agreement or applicable law against any Collateral or any records thereof, or (c) realize upon or collect any Collateral or otherwise enforce its rights under the Debtor Security Agreement or in respect of the Collateral or any records thereof.

2. Without the prior written consent of the Agent in each instance, neither the Secured Party nor the Debtor shall amend any term of the Debtor Security Agreement or Promissory Note.

3.       This agreement shall constitute a Loan Document.

4. THIS AGREEMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (WHICH

                                 EXHIBIT 10.1(E)

         PRINCIPLES SHALL BE DEEMED NOT TO INCLUDE SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

5. The obligations of the Secured Party and the Debtor under this agreement shall not be affected by any (a) waiver, amendment, modification, extension, renewal, refinancing, refunding or other change in or under the Obligations or any Loan Document, (b) sale, exchange, surrender or release by the Agent of any Lender of any Obligations or any Collateral or any failure of the Agent or any Lender to perfect its security interest in any Collateral, (c) delay in any such perfection, (d) any increase in the Obligations or (e) any other circumstance whatsoever, whether similar or dissimilar to all or any of the foregoing.

6. This agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute one and the same instrument.

7. No amendment, modification, termination or waiver of any provision of this agreement shall be effective unless the same shall be in writing and signed by the Agent, the Debtor and the Secured Party.

Please indicate your acceptance of this agreement by signing in the space provided below.

                                     Very truly yours,

                                     [UTI Holdings, Inc.] [Subsidiary]

                                     By: _________________________________
                                     Name:
                                     Title:

                                     [             ]

                                     By: _________________________________
                                     Name:
                                     Title:

ACCEPTED AND AGREED:

Heller Financial, Inc.,
As Agent

By: _________________________________
    Name:
    Title:

                                EXHIBIT 10.1(E)-2

                                         FORM OF INTERCOMPANY SECURITY AGREEMENT
                                                                 EXHIBIT 10.1(F)

                               SECURITY AGREEMENT
                                  (All Assets)

         THIS SECURITY AGREEMENT (the "AGREEMENT") is made this __ day of __________, 200*, by and between ______________________, a (n) ________________
corporation ("SECURED PARTY") and ______________, a (n) _______________
corporation ("DEBTOR").

                                    RECITALS:

A. Debtor is or may be indebted to Secured Party from time to time up to a maximum of ___________ and ___/100 DOLLARS ($___________.___) as
         evidenced by a promissory note of even date herewith (the "NOTE").

B. As security for the Note, Debtor is willing to give to Secured Party a security interest in the assets hereinafter described.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       SECURITY INTEREST.

         1.1 Collateral. In consideration of the loan evidenced by the Note, Debtor hereby grants to Secured Party a security interest in all the assets of Debtor, now existing or created in the future, together with replacements and all proceeds thereof (collectively the "COLLATERAL").

         1.2 Indebtedness. This Agreement and the rights hereby granted shall secure the following (collectively the "OBLIGATIONS"): the indebtedness evidenced by the Note (and any renewals, extensions or modifications thereof), together with interest thereon, late charges and collection costs as provided in the Note.

2.       DEBTOR'S WARRANTIES, COVENANTS AND AGREEMENTS.

         Debtor hereby warrants, covenants and agrees that:

         2.1 Binding Obligation. This Agreement is the legally valid and binding obligation of Debtor, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditor's generally.

         2.2 Debtor's Organization. Debtor is a corporation in good standing, organized solely under the laws of and duly certified to do business in the State of ________ ([with the following organizational identification number: #________] [without any organizational identification number, which is not required to be organized and qualified to do business in such State]) and maintains its principal office at the address set forth in this

                                 EXHIBIT 10.1(F)

                  Agreement. Debtor retains its records concerning the Collateral at the same address. Debtor shall promptly notify Secured Party of any change in address.

         2.3      Transferability. The Collateral is transferable to Secured
                  Party.

         2.4 Inspection of Records. Debtor will, at all reasonable times, allow Secured Party or its representatives free and complete access to all of Debtor's records regarding the Collateral for such inspection and examination as Secured Party deems necessary.

         2.5 Condition of Collateral. So long as this Assignment remains in effect, Assignor shall diligently pursue collection of the Collateral. Debtor will promptly notify Secured Party of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral and of any threatened or filed claim or proceedings that might in any way affect or impair any of the Collateral.

         2.6      Title to and Protection of Collateral.

                  (a) Debtor shall pay promptly when due all taxes, fees, charges and assessments, if any, upon the Collateral.

                  (b) Secured Party may, at its option, and without any obligation to do so, pay, perform and discharge any and all amounts, costs, expenses and liabilities herein agreed to be paid or performed by Debtor, and all amounts expended by Secured Party in so doing or in respect of or in connection with the Collateral shall become part of the Obligations secured hereby and shall be immediately due and payable by Debtor to Secured Party upon demand therefor and shall bear interest at the rate of interest in effect after default on the indebtedness outstanding under the Note.

         2.7 Perfection. Debtor will do all acts and things, will execute and file all instruments (including security agreements, financing statements, continuation statements, etc.) requested by Secured Party to establish, maintain and continue the security interest of Secured Party in the Collateral, and will promptly on demand pay all costs and expenses of (a) filing and recording, including the costs of any searches deemed necessary by Secured Party from time to time to establish and determine the validity and the continuing priority of the security interest of Secured Party and (b) all other claims and charges that in the opinion of Secured Party might prejudice, imperil or otherwise affect the Collateral or security interest therein of Secured Party.

         2.8 Loss of Collateral. Debtor will promptly give written notice to Secured Party of any loss of any substantial part of the Collateral. Secured Party is not responsible for any loss of the Collateral unless caused by willfully wrongful acts or omissions of Secured Party.

         2.9 No Surrender of Rights. This Agreement shall remain in full effect, without waiver or surrender of any of Secured Party's rights hereunder, notwithstanding any one or more of the following: (a) extension of time or payment of the whole or any part of the Note; (b) any change in the terms and conditions of the Note; (c) substitution of any other note or evidence of indebtedness for the Note; (d) acceptance by Secured Party of any collateral or security of any kind for the payment of the Note, any and all extensions, or renewals thereof; (e) surrender, release, exchange or alteration of any collateral or other security, either in whole or in part; or
                  (f) release, settlement, discharge, compromise,

                                EXHIBIT 10.1(F)-2
                  change or amendment, in whole or in part, of any claim of Secured Party against Debtor or of any claim against any guarantor or other party secondarily or additionally liable for the payment of the Note.

3. EVENTS OF DEFAULT. Debtor shall be in default hereunder if any of the following shall occur:

         3.1      Note Default. An "Event of Default" under the Note;

         3.2 Breach of Agreements. Failure or neglect by Debtor to observe or perform any of the obligations, terms, provisions, promises, agreements or covenants of this Agreement or any instrument or security agreement executed and delivered by Debtor in connection with the indebtedness secured by this Agreement; or

         3.3 Breach of Representation. Any representation or warranty in the Note, this Agreement or in any other agreement, document or instrument evidencing, securing or relating to any of the obligations, covenants, promises and agreements secured hereby is false or incorrect as of the date made.

4. SECURED PARTY'S REMEDIES. During the continuation of an event of default, Secured Party shall have the following rights and remedies:

         4.1 Acceleration. Secured Party may, at its options, declare all or any part of the Obligations immediately due and payable.

         4.2 Take Possession of Records. Secured Party may, without notice or demand and without legal process, take possession of Debtor's records evidencing the Collateral where found and, for this purpose, may enter upon any property occupied by or in the control of Debtor.

         4.3 Collection from Obligors. Secured Party may demand payment from the obligors of the Collateral, without any further notice to Debtor. By signing this Agreement, Debtor hereby authorizes the obligors of the Collateral to pay to Secured Party all sums of Collateral owed until Secured Party is paid in full, immediately upon receipt or written demand from Secured Party, and without any authorization or consent from Debtor. Debtor agrees that the obligors of the Collateral may rely upon any such demand of Secured Party, without any obligation to verify with or obtain the consent of Debtor.

         4.4 Remedies Non-Exclusive. Secured Party may pursue any legal remedy available to collect all sums secured hereby and to enforce its title in and right to possession of the Collateral and to enforce any and all other rights or remedies available to it. No such action shall operate as a waiver of any other right or remedy of Secured Party.

         4.5 Uniform Commercial Code. Secured Party shall have all the rights and remedies afforded a secured party under the Arizona Uniform Commercial Code and all other legal or equitable remedies provided by the laws of the United States and the State of Arizona.

5.       MISCELLANEOUS PROVISIONS.

         5.1 Waiver; Amendments. No default hereunder by Debtor shall be deemed to have been waived by Secured Party except by a writing to that effect signed by Secured Party and

                                EXHIBIT 10.1(F)-3
                  no waiver of any default shall operate as a waiver of any other default on a future occasion. No modification, rescission, waiver, release or amendment of any provision of this Agreement shall be made except by a written agreement signed by Debtor and Secured Party.

         5.2 Severability. Should any one or more provisions of this Agreement be determined to be illegal or unenforceable, such provision or provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and all other provisions nevertheless shall be effective.

         5.3 Governing Law. The terms herein shall have the meanings in and be construed under the Arizona Uniform Commercial Code and all issues arising hereunder shall be governed by the laws of the State of Arizona.

         5.4 Entire Agreement. This Agreement contains the entire understanding of the parties and supersedes any prior understandings and agreements, written or oral, respecting the subjects discussed herein.

         5.5 Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the parties, their respective successors and assigns.

         5.6 Counterparts; Duplicate Originals. Agreements may be executed in multiple counterparts and when a counterpart has been executed by each of the parties hereto such counterparts, taken together, shall constitute a single agreement. Duplicate originals may also be utilized, each of which shall be deemed an original document.

                                EXHIBIT 10.1(F)-4

                                      DEBTOR:

                                      __________________________________________
                                      a(n) _____________________ corporation
                                      Address: _________________________________
                                      __________________________________________

                                      By: ______________________________________

                                      Its:

                                      SECURED PARTY:

                                      a(n) _____________________ corporation
                                      Address: _________________________________
                                      __________________________________________

                                      By: ______________________________________

                                      Its:

                               EXHIBIT 10.1(F)-5

                                                         FORM OF NTT/PTA RELEASE

                                                                 EXHIBIT 10.1(G)

                                     RELEASE

         Reference is made to (a) the Second Amendment and Restatement of Credit Agreement dated as of September 29, 2002 (as amended or otherwise modified from time to time, the "Credit Agreement") by and among UTI Holdings, Inc., an Arizona corporation (the "Pledgor"), Universal Technical Institute, Inc., a Delaware corporation, the Lenders, NTT Acquisition Inc., a Delaware corporation ("NTT Acquisition") and Heller Financial, Inc., a Delaware corporation ("Agent"), (b) the Pledge Agreement dated as of June 30, 1998 between Pledgor and Agent (the "NTT Acquisition Pledge"), (c) the Pledge Agreement dated as of June 30, 1998 between NTT Acquisition and Agent (the "NTT/PTA Pledge"), (d) the Guaranty dated as of June 30, 1998 by NTT Acquisition in favor of the Agent (the "NTT Acquisition Guaranty"), (e) the Guaranty dated as of June 30, 1998 by National Technology Transfer, Inc., a Delaware corporation ("NTT") in favor of the Agent (the "NTT Guaranty") and (f) the Guaranty dated as of June 30, 1998 by Performance Training Associates, Inc., formerly a Delaware corporation ("PTA") in favor of the Agent (the "PTA Guaranty"). Terms not otherwise defined herein shall have the meanings assigned in the Credit Agreement.

         WHEREAS, Pledgor owns all of the outstanding shares of capital stock in NTT Acquisition;

         WHEREAS, NTT Acquisition owned all of the outstanding shares of capital stock in NTT and PTA;

         WHEREAS, PTA merged with and into NTT as evidenced by a Certificate of Ownership and Merger filed with the Secretary of State of the State of Delaware on July 31 2001, with NTT continuing as the surviving corporation;

         WHEREAS, pursuant to that certain Stock Purchase Agreement, dated as of September 29, 2001, by and between NTT Acquisition Corp., a Delaware corporation ("NTT Corp.") and Pledgor, NTT Corp. owns all of the outstanding shares of NTT;

         WHEREAS, in accordance with the terms of the Credit Agreement and as collateral security for the prompt and complete payment, performance and observance by the Loan Parties of all present and future Obligations, Pledgor pledged 100% of its shares of NTT Acquisition under the NTT Acquisition Pledge;
(ii) 100% of its shares in NTT and PTA under the NTT/PTA Pledge;

         WHEREAS, in accordance with the terms of the Credit Agreement and as collateral security for the prompt and complete payment, performance and observance by the Loan Parties of all present and future Obligations, NTT Acquisition pledged 100% of its shares in NTT and PTA under the NTT/PTA Pledge;

         WHEREAS, in accordance with the terms of the Credit Agreement, (i) NTT Acquisition guarantees the Borrower's Obligations under the Credit Agreement pursuant to the NTT Acquisition Guaranty, (ii) NTT guarantees the Borrower's Obligations under the Credit Agreement pursuant to the NTT Guaranty and (iii) PTA guarantees the Borrower's Obligations under the Credit Agreement pursuant to the PTA Guaranty;

                                EXHIBIT 10.1(G)

NOW, THEREFORE, the undersigned agrees to the following:

1. The undersigned hereby releases, effective as of the date of this Release, the Pledged Collateral, as defined in both the NTT Acquisition Pledge and the NTT/PTA Pledge (such Pledged Collateral collectively being herein referred to as the "Released Collateral") from any Lien granted to or held by the Agent or Loan Parties pursuant to the Credit Agreement, NTT Acquisition Pledge or the NTT/PTA Pledge. The Agent agrees to execute any other documents and take any further action necessary to release any Lien granted to or held by the Agent or the Loan Parties with respect to the Released Collateral, including, without limitation, executing and delivering termination statements with regard to any Uniform Commercial Code or other financing statements executed in favor of the Agent that relate to the Released Collateral.

2. The undersigned hereby releases, effective as of the date of this Release, NTT Acquisition, NTT and PTA from their respective obligations to guarantee to the Agent, for the benefit of the Agent and the Lenders, the full and punctual payment when due (whether as stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the Obligations under the Credit Agreement pursuant to the NTT Acquisition Guaranty, NTT Guaranty and PTA Guaranty.

3. Effective as of the date of this Release, the undersigned acknowledges and agrees that the NTT Acquisition Pledge, NTT/PTA Pledge, NTT Acquisition Guaranty, NTT Guaranty and PTA Guaranty and all of the terms and provisions and rights and obligations set forth in such agreements are hereby terminated.

This Release does not constitute a waiver or release of any of the obligations for which the Released Collateral was given as security or a waiver, release or subordination of the Lien of any other security agreements, pledge agreements, mortgages, deeds of trust or other instruments given as security for the same obligations, and the remaining property described in any such other security agreements, pledge agreements, mortgages, deeds of trust or other instruments given as security for the same obligations shall continue to be held by the secured party, mortgagees or trustees under such other security agreements, mortgages, deeds of trust or other instruments given as security for the same obligations in accordance with the terms thereof. This Release is made without affecting the personal liability of any person for payment of the Obligations secured by the Released Collateral.

                       [Signature to Follow on Next Page]

                                EXHIBIT 10.1(G)-2

         In Witness whereof, the undersigned has caused this Release to be executed and delivered this __ day of March, 2002.

                                        HELLER FINANCIAL, INC., as Agent

                                        By: ___________________________________
                                        Name:
                                        Title:

Accepted and Agreed:

NTT ACQUISITION, INC.

By: ___________________________________
    Name: A. Richard Caputo
    Title: Vice President

NATIONAL TECHNOLOGY TRANSFER, INC.

By: __________________________________
    Name: A. Richard Caputo
    Title: Vice President

UTI HOLDINGS, INC.

By: __________________________________
    Name: A. Richard Caputo
    Title: Vice President

                                EXHIBIT 10.1(G)-3

                                SCHEDULES TO THE

                      AMENDED AND RESTATED CREDIT AGREEMENT

                                       FOR

                       UNIVERSAL TECHNICAL INSTITUTE, INC.

                    INTRODUCTION TO THE DISCLOSURE SCHEDULES

         The Disclosure Schedules set forth below are part of the Second Amended and Restated Credit Agreement dated as of March 29, 2002, (the "CREDIT AGREEMENT") by and among Universal Technical Institute, Inc. ("HOLDINGS"); UTI Holdings, Inc., as Borrower; Heller Financial, Inc., as Agent and a Lender; and the other parties thereto listed as Lenders. These Disclosure Schedules contain exceptions made to the representations, warranties, and covenants of Holdings and Borrower in the Credit Agreement.

         Any matter specifically described and set forth herein as an exception to a Section of the Credit Agreement or specifically described and set forth in a Schedule to the Credit Agreement shall be deemed to constitute an exception to all other sections of the Credit Agreement to which it applies. No general disclosure in any Schedule herein shall be limited by any more specific disclosure in either that Schedule or any other Schedule herein. Where the terms of a contract or other disclosure item have been summarized or described in the Disclosure Schedules, such summary or description does not purport to be a complete statement of the material terms of such contract or other item. Any cross referencing is purely for the assistance of the reader and is intended to be exclusive as to which Schedule the information pertains.

                                   SCHEDULE A

                                 EXITING LENDERS

PB Capital Corporation (formerly known as BHF-Bank Aktiengesellschaft)

Balanced High Yield Fund I, Ltd. (through its Asset Manager, ING Capital Advisors LLC)

Balanced High Yield Fund II, Ltd. (through its Asset Manager, ING Capital Advisors LLC)

LaSalle Bank National Association

First Source Loan Obligations Trust (through its Servicer and Administrator, First Source Financial, Inc.)

Fleet National Bank

                                   Schedule A

                                 SCHEDULE 1.2(E)

                                EXCLUDED DEFAULTS

Section 6.1(C) only
as it related to Sections:          2.3
                                    3.10
                                    3.12
                                    3.13
                                    3.14
                                    4.1
                                    4.8(C)
                                    4.8(E)
                                    4.8(I) - (N)
                                    4.9
Section 6.1 (D)
Section 6.1 (E)
Section 6.1 (H) (as long a such lien, levy or assessment is less than $500,000)
Section 6.1 (O)
Section 6.1 (S)

                                 Schedule 1.2(E)

                                    SCHEDULE 2

                              PURCHASED SECURITIES

                        PREFERRED    PREFERRED    PREFERRED   PREFERRED               RESTRICTED    TOTAL
STOCKHOLDER             SERIES A     SERIES B     SERIES C    SERIES D     COMMON       COMMON      COMMON      OPTIONS
UTI SHAREHOLDERS

Whites' Family
Company LLC           3,673.00000                  732.10420               493.67444     1.17919    494.85363   41.29098

John C. White                                                                           67.20000     67.20000
                      --------------------------------------------------------------------------------------------------
   TOTAL WHITE
   (CHC STOCKHOLDERS) 3,673.00000             -    732.10420               493.67444    68.37919    562.05363   41.29098
                      --------------------------------------------------------------------------------------------------

Robert D. Hartman                   2,821.00000    540.33034               205.87712    84.71192    290.58904   41.82441

Robert D. Hartman
and Janice W.
Hartman, Trustees                                                           50.00000           -     50.00000

Hartman Investments
Limited Partnership                                                        197.12000           -    197.12000
                      --------------------------------------------------------------------------------------------------

   TOTAL HARTMAN                 -  2,821.00000    540.33034               452.99712    84.71192    537.70904   41.82441
                      --------------------------------------------------------------------------------------------------
Jeffrey Muecke                        551.21000            -                70.34980    10.59274     80.94254    6.29592

Kimberly McWaters                      51.16500            -                15.04500     8.23436     23.27936    1.81073

Paul C. Riordan                        51.16500            -                15.04500           -     15.04500          -

Sharon Morrison                        10.18000            -                16.00000           -     16.00000          -

Roger Speer                            22.07000     26.27171                31.38540     5.88597     37.27137    2.89906

Joseph Cutler                          57.96000     25.62888                26.36140     4.93662     31.29802    2.43444

Randall Smith                          51.46000            -                26.36140     4.93662     31.29802    2.43444

Phillip C. Christner                   31.22000      9.93851                25.10540     1.97864     27.08404          -

James Gleeson                         320.21000            -                25.10540     4.93662     30.04202          -

Sherrell Smith                         37.44000     10.77974                20.08140     3.76742     23.84882    1.85502

Randal Whitman                         31.22000            -                14.29100     2.82806     17.11906    1.33157

Thomas Nelmark                         30.70000      4.02941                12.57059     1.87871     14.44930    1.12390

David K. Miller                                     16.67700                 3.57435    16.42500     19.99935    3.55562

Sharon Gleeson                                       9.25074                 6.28730     1.17919      7.46649    0.58076

Dennis L. Hendrix                                    8.23500                 1.76500     5.47500      7.24000    0.56315

UTI Tax-Deferred
Trust dd 2/24/99                                   464.75447
                       -------------------------------------------------------------------------------------------------
   TOTAL MANAGEMENT
   STOCKHOLDERS        3,673.00000  4,067.00000  1,848.00000             1,256.00000   226.14606  1,482.14606  108.00000
                       -------------------------------------------------------------------------------------------------

                                   Schedule 2

                          PREFERRED   PREFERRED   PREFERRED    PREFERRED              RESTRICTED     TOTAL
STOCKHOLDER               SERIES A    SERIES B    SERIES C     SERIES D     COMMON      COMMON      COMMON     OPTIONS
THE JORDAN COMPANY &
   JZEP

JZEP Preferred                                   1,176.00000
Holdings Limited         7,505.00000

JZEP                                                                       799.50000                799.50000

UTI/TJC Voting Trust                                                       799.50000                799.50000

Jordan Industries, Inc.                          1,176.00000
                         ---------------------------------------------------------------------------------------------
   TOTAL TJC & JZEP      7,505.00000          -   2,352.0000              1,599.0000           -  1,599.00000
                         ---------------------------------------------------------------------------------------------
Worldwide Training                                            1110.73097
Group

Charlesbank Voting Trust                                      1246.46395

TOTAL PENSKE GROUP
INVESTORS                                                     2357.19491

                                  Schedule 2-2

                                 SCHEDULE 3.1(D)

                                  INDEBTEDNESS

1. 6.55% Subordinated Note, due September 30, 2023, in the principal amount of $4,000,000 from Universal Technical Institute, Inc. to Clinton Education Group, Inc., an Arizona corporation.

2. Letter of Credit in the amount of $6,400,000 issued on behalf of Universal Technical Institute of Texas, Inc. in favor of the DOE.

3. 8% Convertible Note, due June 30, 2006, in the principal amount of $7,010,660, from Universal Technical Institute, Inc. to Nelson R. Sharp.

                                 Schedule 3.1(D)

                               SCHEDULE 3.2(A)(10)

                             LIENS AND ENCUMBRANCES

1. Holdings and The Clinton Harley Corporation ("CHC") have received training aids (e.g. cars, motorcycles, etc.) as loans or donations from manufacturers and other companies. There are substantial restrictions on the use and/or transferability of these training aids, and in most cases the property must be either returned or destroyed. CHC possesses certificates of title for many of these training aids, though in most cases such title is defective. A list of the Holdings training aids as of the Closing Date is attached as Annex A. A list of CHC training aids as of the Closing Date is attached as Annex B.

2. UCC-l filings against Holdings and CHC are listed below in Annex C. Many of the filings were terminated prior to the Amendment and Restatement Date. Copies of the liens related to Holdings' current borrowing facility and the liens which will remain outstanding after the Amendment and Restatement Date are attached.

3. We incorporate by reference the results of the UCC lien search and copyright search performed by the Lender's counsel attached hereto as Annex D.

                             Schedule 3.2(A)(10)

                                     ANNEX A

                            LIST OF UTI TRAINING AIDS

         UTI has several items that have been loaned or donated to UTI's Institutions. These assets are consistently valued at $0 for accounting purposes since they cannot be sold or transferred.

                              Schedule 3.2(A)(10)-2

                                     ANNEX B

                 LIST OF CHC TRAINING AIDS AND TITLES OF DEFECTS

CLINTON HARLEY CORPORATION
TRAINING AID TITLES

                                                                  Certificates
                                                                      or
                                                     Open Title    Statements   Title not              Other
                                                     (transferee   of Origin,   properly   Lien not  ownership
Item #  Year    Make      Model     VIN/Serial #     left blank)   Not Titles   Executed   released    papers
------  ----  --------  --------  -----------------  -----------  ------------  ---------  --------  ---------
   1    1963  Harley    MC        Z8ZJ880480075           X
   2    1996  Suzuki    GSXR7     JS1GR7DA5T2100016                                X
   3    1986  Harley              1HD1DBL1XGY500007
   4    1996  Kawasaki  ZL6       H8G1963380054           X
   5    1940  Harley    Knuckle                                                                          X
   6    2001  Suzuki    GS500K1   JS1GM51A112100146                                                      X
   7    2001  Suzuki    GS500K1   JS1GM51A812100418                                                      X
   8    2001  Suzuki    GS500K1   JS1GM51A712100460                                                      X
   9    2001  Suzuki    GS500K1   JS1GM51A912100461                                                      X
  10    2001  Suzuki    GS500K1   JS1GM51A412100741                                                      X
  11    2001  Suzuki    GS500K1   JS1GM51A112100762                                                      X
  12    1995  Suzuki    VS800GLS  JS1VS52A8S2102571                                X
  13    1995  Suzuki    LS650PS   JS1NP41AXS2102231                                X
  14    1995  Suzuki    DR350SES  JS1SK42A2S2100781                                X
  15    1995  Suzuki    LTF4WDXS  JSAAK42A6S2114582                                X
  16    1995  Suzuki    DR250SES  JS1SJ44A9S2100115                                X
  17    1994  Suzuki    LTF4WDXR  JSAAK42AXR2104907                                X
  18    1996  Suzuki    LS650PT   JS1NP41AXT2101386                                X
  19    1994  Suzuki    DR125SER  JS1SF44A2R2101392                                X
  20    1990  Suzuki    GS500EL   JS1GM51A5L2100931                                X
  21    1937  Harley    74        37UL5720                                         X
  22    1996  Harley    FLHT      1HD1DDL1XTY602378                                X
  23    1957  Harley              57FL2646                X
  24    1989  Honda     CR250R    JH2ME0305KM103299                    X
  25    1995  Harley              1HD1CAP13SY226522       X
  26    1995  Buel                4MZRT11H9S3001198       X
  27    1995  Harley              1HD1FDL14SY507873       X
  28    1983  Recon     Panhead   AZ91261                 X
  29    1986  Harley              1HD1ECL17GY118892       X
  30    1986  Harley              1HD1DBL1XGY500007                                                      X
  31    1987  Honda               JH2KF0104HS000046                    X
  32    1987  Honda               JH2AF120XHK200414                    X
  33    1993  Honda     CR250     JH2ME0301PM500774       X
  34    1973  Harley              H8GK882180097           X
  35    1964  Harley              H4L5880210051           X
  36    1963  Harley              63FLH3338               X
  37    1951  Harley              51WL1136                X
  38    1995  Harley              1HD1FCR10SY608734       X
  39    1992  Harley              1HD1BLL1XNY019246       X
  40    1993  Harley              1HD1DPL15PY503488       X
  41    1994  Harley              1HD4CAM33RY223665       X
  42    1996  Harley              1HD1FBR3XTY603246       X
  43    1995  Harley              1HD1FCR31SY608758       X
  44    1995  Harley              1HD1GHL35SY308157       X
  45    1995  Harley              1HD1FCR38SY605629       X
  46    1995  Harley              1HD1FCR35SY605569       X
  47    1996  Harley              1HD1BKL38TY045109       X
  48    1996  Harley              1HD1FBR32TY607694       X
  49    1996  Harley              1HD1GHL12TY319522       X
  50    1996  Harley              1HD1FCR14TY610892       X
  51    1998  Suzuki              JS1VT51A4W2100451       X

                              Schedule 3.2(A)(10)-3

                                                                  Certificates
                                                                      or
                                                     Open Title    Statements   Title not              Other
                                                     (transferee   of Origin,   properly   Lien not  ownership
Item #  Year    Make      Model     VIN/Serial #     left blank)   Not Titles   Executed   released    papers
------  ----  --------  --------  -----------------  -----------  ------------  ---------  --------  ---------
   52   1996  Suzuki              JS1GR7DA5T2100016       X
   53   1986  Harley              1HD1ECL14GY110247       X
   54   1993  Honda     VFR750FL  JH2RC361XPM300056       X
   55   1986  Honda     CB450SCL  JH2PC0558GM402143       X
   56   1990  Honda     NS50F     JH2AC0806LK002030       X
   57   1990  Honda     VTR250    JH2MC1501LM200946       X
   58   1988  Honda     NX125     JH2JD0900JK001965       X
   59   1986  Honda     CMX450C   JH2PC1707GM011072       X
   60   1986  Honda     VF700C    JH2RC2109GM207344       X
   61   1985  Honda     VF700SL   JH2RC2216FM100516       X
   62   1985  Honda     VF700SL   JH2RC2219FM100770       X
   63   1996  Honda     CH80      3H1HF0304TD101228       X
   64   1985  Honda     VF700SL   JH2RC2215FM100247       X
   65   1986  Honda     CB450SC   JH2PC054XGM401308       X
   66   1982  Honda     CB450T    JH2PC050XCM002566       X
   67   1984  Honda     VF700CL   JH2RC2111EM001389       X
   68   1990  Honda     VTR250L   JH2MC151XLM200081       X
   69   1990  Honda     NX125L    9C2JD0910LR200052       X
   70   1998  Honda     CBR600F3  JH2PC2501WM700001       X
   71   1997  Honda     CB750L    JH2RC3819VM500050       X
   72   1996  Honda     CB250L    JH2MC241XTK500125       X
   73   1998  Honda     TRX450S   478TE220XWA000493       X
   74   1998  Honda     TRX450ES  478TE2242WA000216       X
   75   1996  Honda     CB250L    JH2MC2418TK500074       X
   76   1996  Honda     CB250L    JH2MC2419TK500066       X
   77   1997  Honda     VF750CL   JH2RC4316VM300174       X
   78   1997  Honda     VF750CL   JH2RC4310VM300171       X
   79   1997  Honda     VF750CL   JH2RC4316VM300109       X
   80   1997  Honda     XR400R    JH2NE0307VM100123       X
   81   1998  Honda     CR25ORL   JH2ME033XWM005529                    X
   82   1997  Honda     TRX300    478TE1404VA845018                    X
   83   1999  Honda     CR80R     JH2HEO4C8XK600005                    X
   84   2001  Honda     CR25OR    JH2ME03361M300006                    X
   85   2000  Honda     VT1100T   1HFSC370XYA200001                    X
   86   2000  Honda     SA50      3H1AF1603YD102137                    X
   87   2001  Honda     CMX250C   JH2MC13091K703457                    X
   88   1999  Honda     CR80R     JH2HE04C6XK6000004                   X
   89   2001  Honda     CR125R    JH2JE01391M300006                    X
   90   2000  Honda     VT1100C   JHFSC1809YA400001                    X
   91   2001  Honda     CR250R    JH2ME033X1M302843                    X
   92   2001  Honda     CMX250C   JH2MC130X1K703841                    X
   93   2001  Honda     CMX250C   JH2MC13001K703430                    X
   94   2001  Honda     CMX250C   JH2MC13031K703423                    X
   95   2001  Honda     CR250R    JH2ME03311M307056                    X
   96   2001  Honda     CMX250C   JH2MC13031K700215                    X
   97   2001  Honda     CBR600F41 JH2PC35031M200002                    X
   98   2000  Honda     XR650R    JH2RE0100YK100002                    X
   99   1999  Honda     CBR600F4  JH2PC350XXM002042                    X
  100   2000  Honda     CH80      3H1HF0303YD500073                    X
  101   2000  Honda     CH80      3H1HF0302YD500033                    X
  102   1996  Suzuki    GSX-R750T JS1GR7DAXT2100013                    X
  103   1990  Kawasaki  KE100-B9  JKAKETB14LA021685                    X
  104   1990  Kawasaki  KE100-B9  JKAKETB15LA021727                    X
  105   1990  Kawasaki  EN450-A6L JKAENGA17LA040608                    X
  106   2001  Suzuki    GS500K1   JS1GM51A112100146                    X
  107   2001  Suzuki    GS500K1   JS1GM51A412100741                    X
  108   2001  Suzuki    GS500K1   JS1GM51A912100461                    X
  109   2001  Suzuki    GS500K1   JS1GM51A112100762                    X
  110   2001  Suzuki    GS500K1   JS1GM51A812100418                    X
  111   2001  Suzuki    GS500K1   JS1GM51A712100460                    X
  112   1984  Honda     CB700SC   JH2RC2009EM004534                    X
  113   1984  Honda     GL1200A   1HFSC1424EA022625                    X

                              Schedule 3.2(A)(10)-4

                                                                  Certificates
                                                                      or
                                                     Open Title    Statements   Title not              Other
                                                     (transferee   of Origin,   properly   Lien not  ownership
Item #  Year    Make      Model     VIN/Serial #     left blank)   Not Titles   Executed   released    papers
------  ----  --------  --------  -----------------  -----------  ------------  ---------  --------  ---------
  114   1983  Honda     CT110     JH2JD010XDS302436                    X
  115   1983  Honda     CT110     JH2JD0104DS300469                    X
  116   1996  Buell     S1 DOM    4MZSS11J9T3000044                    X

                              Schedule 3.2(A)(10)-5

                                     ANNEX C

                                      LIENS

                         SECURED PARTY /      JURISDICTION &
  DEBTOR / LESSEE            LESSOR              FILE NO.       DATE    COMMENTS
--------------------------------------------------------------------------------
I.       LIEN SEARCH FOR UNIVERSAL TECHNICAL INSTITUTE, INC.
--------------------------------------------------------------------------------
Universal Technical  Inter-Tel Leasing, Inc.     Arizona -      2/1/99
Institute, Inc.                                   01051465
--------------------------------------------------------------------------------
Universal Technical  Inter-Tel Leasing, Inc.     Arizona -     5/10/99
Institute, Inc.                                    0167322
--------------------------------------------------------------------------------
Universal Technical  Inter-Tel Leasing, Inc.     Arizona -    11/18/99
Institute, Inc.                                   01093402
--------------------------------------------------------------------------------
Universal Technical  Textron Financial           Florida       5/15/99
Institute, Inc.      Corporation
--------------------------------------------------------------------------------
Universal Technical  Textron Financial           Florida       6/21/99
Institute, Inc.      Corporation
--------------------------------------------------------------------------------

                              Schedule 3.2(A)(10)-6

                                     ANNEX D

                      AGENT'S COUNSEL'S LIEN SEARCH RESULTS

DEBTOR: U.T.I. OF ILLINOIS, INC.

------------------------------------------------------------------------------------------------------------------------------
                                                                     FILE
    JURISDICTION           UCC        SECURED PARTY    FILE DATE    NUMBER      COLLATERAL     FEDERAL TAX LIENS  JUDGEMENTS
------------------------------------------------------------------------------------------------------------------------------
ILLINOIS SECRETARY OF 1 UCC through 1) UCC-1: Bank One 12/31/1997 003780484 Blanket Collateral   Clear through        N/A
       STATE           02/20/2002        Arizona N.A.                           Statement          02/20/2002
------------------------------------------------------------------------------------------------------------------------------
   DU PAGE COUNTY     CLEAR through        --              --        --            --            Clear through   Clear through
                       02/26/2002                                                                   02/26/2002     02/26/2002
------------------------------------------------------------------------------------------------------------------------------

                              Schedule 3.2(A)(10)-7

DEBTOR: UNIVERSAL TECHNICAL INSTITUTE INC.

                                                                            FILE
    JURISDICTION           UCC        SECURED PARTY            FILE DATE   NUMBER     COLLATERAL    FEDERAL TAX LIENS  JUDGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
ARIZONA SECRETARY OF  3 UCCs through 1) UCC-1: Inter-Tel      02/01/1998  1051465-0 Equipment Lease   Clear through          N/A
         STATE          02/27/2002      Leasing, Inc.                                                   02/27/2002
-----------------------------------------------------------------------------------------------------------------------------------
                                     2) UCC-1: Inter-Tel      05/10/1999  1067322-0 Equipment Lease
                                        Leasing, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
                                     3) UCC-1: Inter-Tel      11/18/1999  1093402-0
                                        Leasing, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
   MARICOPA COUNTY    Clear through           --                  --          --           --         Clear through   Clear through
                        01/14/2002                                                                      01/14/2002     01/14/2002
-----------------------------------------------------------------------------------------------------------------------------------
DELAWARE SECRETARY OF Clear through           --                  --          --           --         Clear through        N/A
        STATE           02/28/2002                                                                      02/28/2002
-----------------------------------------------------------------------------------------------------------------------------------
FLORIDA SECRETARY OF  2 UCCs through 1) UCC-1: Textron        06/15/1999 9900001352    Equipment      Clear through   Clear through
        STATE           09/27/2001      Financial Corporation                07                         09/27/2001     09/27/2001
-----------------------------------------------------------------------------------------------------------------------------------
                                     2) UCC-1: Textron        06/21/1999 9900001406    Equipment
                                        Financial Corporation                59
-----------------------------------------------------------------------------------------------------------------------------------
MINNESOTA SECRETARY   Clear through           --                  --          --           --         Clear through        N/A
      OF STATE          02/26/2002                                                                      02/26/2002
-----------------------------------------------------------------------------------------------------------------------------------
   NORTH CAROLINA     Clear through           --                  --          --           --         Clear through        N/A
 SECRETARY OF STATE     02/27/2002                                                                      02/27/2002
-----------------------------------------------------------------------------------------------------------------------------------

                              Schedule 3.2(A)(10)-8

DEBTOR: UNIVERSAL TECHNICAL INSTITUTE OF ARIZONA, INC.

                                                                           FILE
    JURISDICTION           UCC        SECURED PARTY            FILE DATE  NUMBER    COLLATERAL      FEDERAL TAX LIENS  JUDGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
ARIZONA SECRETARY OF  6 UCCs through 1) UCC-1: Bank One,      11/21/1997  994294 Blanket Collateral Clear through          N/A
      STATE             02/27/2002      Arizona                                       Statement       02/27/2002
-----------------------------------------------------------------------------------------------------------------------------------
                                     2) UCC-1: IBM            12/11/1997  996624  Equipment Lease
                                        Credit Corporation
-----------------------------------------------------------------------------------------------------------------------------------
                                     3) UCC-1: Banc One       08/06/1998 1028245  Equipment Lease
                                        Leasing Corporation
-----------------------------------------------------------------------------------------------------------------------------------
                                     4) UCC-1: Banc One       08/06/1998 1028246  Equipment Lease
                                        Leasing Corporation
-----------------------------------------------------------------------------------------------------------------------------------
                                     5) UCC-3:                                   Terminated 1028246
                                        Termination
-----------------------------------------------------------------------------------------------------------------------------------
                                     6) UCC-1: BankVest       08/24/1998 1030386  Equipment Lease
                                        Capital Corp.
-----------------------------------------------------------------------------------------------------------------------------------
  MARICOPA COUNTY     Clear through            --                --        --           --            Clear through   Clear through
                        01/14/2002                                                                      01/14/2002      01/14/2002
-----------------------------------------------------------------------------------------------------------------------------------
DELAWARE SECRETARY OF Clear through            --                --        --           --            Clear through        N/A
      STATE             02/28/2002                                                                      02/28/2002
-----------------------------------------------------------------------------------------------------------------------------------

                              Schedule 3.2(A)(10)-9

DEBTOR: UNIVERSAL TECHNICAL INSTITUTE OF CALIFORNIA, INC.

                                                                    FILE
    JURISDICTION          UCC         SECURED PARTY    FILE DATE   NUMBER  COLLATERAL FEDERAL TAX LIENS  JUDGEMENTS
---------------------------------------------------------------------------------------------------------------------
CALIFORNIA SECRETARY 1 UCC through 1) UCC-1: Inter-Tel 10/13/1998 29360237 Equipment    Clear through   Clear through
      OF STATE         02/13/2002     Leasing, Inc.                                       02/13/2002      02/13/2002
---------------------------------------------------------------------------------------------------------------------
   SAN BERNARDINO    Clear through           --            --        --       --        Clear through   Clear through
       COUNTY          02/11/2002                                                         02/11/2002      02/11/2002
---------------------------------------------------------------------------------------------------------------------
   NORTH CAROLINA    Clear through           --            --        --       --        Clear through         N/A
 SECRETARY OF STATE    02/27/2002                                                         02/27/2002
---------------------------------------------------------------------------------------------------------------------
   IREDELL COUNTY    CLEAR through           --            --        --       --        Clear through   Clear through
                       03/01/2002                                                         03/01/2002      03/01/2002
---------------------------------------------------------------------------------------------------------------------

                             Schedule 3.2(A)(10)-10

DEBTOR: UNIVERSAL TECHNICAL INSTITUTE OF TEXAS, INC.

                                                                     FILE
    JURISDICTION           UCC        SECURED PARTY    FILE DATE    NUMBER      COLLATERAL       FEDERAL TAX LIENS  JUDGEMENTS
--------------------------------------------------------------------------------------------------------------------------------
FLORIDA SECRETARY OF Clear through           --           --         --             --             Clear through   Clear through
       STATE           09/27/2002                                                                    09/27/2002      09/27/2002
--------------------------------------------------------------------------------------------------------------------------------
 TEXAS SECRETARY OF  1 UCC through 1) UCC-1: Bank One, 12/24/1997 9700241382  Blanket Collateral   Clear through        N/A
       STATE           02/18/2002     Arizona                                      Statement         02/18/2002
--------------------------------------------------------------------------------------------------------------------------------
   HARRIS COUNTY     1 UCC through 1) UCC-1: Bank One, 12/24/1997 ###-##-#### Blanket Collateral   Clear through   Clear through
                       02/27/2002     Arizona                                      Statement         02/27/2002      02/27/2002
--------------------------------------------------------------------------------------------------------------------------------

                             Schedule 3.2(A)(10)-11

DEBTOR: UTI HOLDINGS, INC.

                                                                          FILE
    JURISDICTION           UCC            SECURED PARTY       FILE DATE  NUMBER       COLLATERAL     FEDERAL TAX LIENS  JUDGEMENTS
------------------------------------------------------------------------------------------------------------------------------------
ARIZONA SECRETARY OF  9 UCCs through 1)  UCC-1: Heller       01/27/1998 1002234-0 Blanket Collateral   Clear through        N/A
       STATE            02/27/2002       Financial Inc.                               Statement         02/27/2002
------------------------------------------------------------------------------------------------------------------------------------
                                     2)  UCC-1: Leasetec     02/17/1999 1054454-0  Equipment Lease
                                         Corporation
------------------------------------------------------------------------------------------------------------------------------------
                                     3)  UCC-1: Trinity      05/03/1999 1066607-0  Equipment Lease
                                         Capital Corporation
------------------------------------------------------------------------------------------------------------------------------------
                                     4)  UCC-1: Trinity      05/03/1999 1066608-0  Equipment Lease
                                         Capital Corporation
------------------------------------------------------------------------------------------------------------------------------------
                                     5)  UCC-1: LeaseVest    07/06/1999 1074934-0  Equipment Lease
                                         Capital Corp.
------------------------------------------------------------------------------------------------------------------------------------
                                     6)  UCC-1: LeaseVest    07/06/1999 1074935-0  Equipment Lease
                                         Capital Corp.
------------------------------------------------------------------------------------------------------------------------------------
                                     7)  UCC-1: LeaseVest    07/06/1999 1074936-0  Equipment Lease
                                         Capital Corp.
------------------------------------------------------------------------------------------------------------------------------------
                                     8)  UCC-1: LeaseVest    07/06/1999 1074939-0  Equipment Lease
                                         Capital Corp.
------------------------------------------------------------------------------------------------------------------------------------
                                     9)  UCC-1: LeaseVest    07/06/1999 1074940-0  Equipment Lease
                                         Capital Corp.
------------------------------------------------------------------------------------------------------------------------------------
  MARICOPA COUNTY     1 UCC through  1)  UCC-1: Heller       01/27/1998 980059880 Blanket Collateral   Clear through   Clear through
                        01/10/2002       Financial Inc.                               Statement         01/10/2002       01/10/2002
------------------------------------------------------------------------------------------------------------------------------------
ILLINOIS SECRETARY OF 2 UCCs through 1)  UCC-1: Heller       01/27/1998 003793378 Blanket Collateral   Clear through        N/A
       STATE            02/20/2002       Financial Inc.                               Statement         02/20/2002
------------------------------------------------------------------------------------------------------------------------------------
                                     2)  UCC-1: LeaseVest    02/02/1999 003982763  Equipment Lease
                                         Capital Corp.
------------------------------------------------------------------------------------------------------------------------------------

                             Schedule 3.2(A)(10)-12

DEBTOR: UTI HOLDINGS, INC.

                                                                          FILE
    JURISDICTION           UCC            SECURED PARTY       FILE DATE  NUMBER       COLLATERAL     FEDERAL TAX LIENS  JUDGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK DEPARTMENT  1 UCC through   1)  UCC-1: Heller       01/27/1998    018032 Blanket Collateral   Clear through       N/A
     OF STATE          02/26/2002        Financial, Inc.                               Statement         02/26/2002
-----------------------------------------------------------------------------------------------------------------------------------
 NEW YORK COUNTY     1 UCC through   1)  UCC-1: Heller       01/27/1998 98PN04319 Blanket Collateral   Clear through   Clear through
                       02/19/2002        Financial, Inc.                               Statement         02/11/2002      02/11/2002
-----------------------------------------------------------------------------------------------------------------------------------
TEXAS SECRETARY OF   12 UCCs through 1)  UCC-1: Heller       01/27/1998  98016463 Blanket Collateral   Clear through       N/A
      STATE            02/06/2002        Financial Inc.                                Statement         02/06/2002
-----------------------------------------------------------------------------------------------------------------------------------
                                     2)  UCC-1: BankVest     02/01/1999  99021142  Equipment Lease
                                         Capital Corp.
-----------------------------------------------------------------------------------------------------------------------------------
                                     3)  UCC-1: Trinity      05/03/1999  99088246  Equipment Lease
                                         Capital Corporation
-----------------------------------------------------------------------------------------------------------------------------------
                                     4)  UCC-1: Trinity      05/03/1999  99088247  Equipment Lease
                                         Capital Corporation
-----------------------------------------------------------------------------------------------------------------------------------
                                     5)  UCC-1: BankVest     07/05/1999  99136908  Equipment Lease
                                         Capital Corp.
-----------------------------------------------------------------------------------------------------------------------------------
                                     6)  UCC-1: BankVest     07/05/1999  99136909  Equipment Lease
                                         Capital Corp.
-----------------------------------------------------------------------------------------------------------------------------------
                                     7)  UCC-1: BankVest     07/05/1999  99136910  Equipment Lease
                                         Capital Corp.
-----------------------------------------------------------------------------------------------------------------------------------
                                     8)  UCC-1: BankVest     07/05/1999  99136911  Equipment Lease
                                         Capital Corp.
-----------------------------------------------------------------------------------------------------------------------------------
                                     9)  UCC-1: BankVest     07/05/1999  99136912  Equipment Lease
                                         Capital Corp.
-----------------------------------------------------------------------------------------------------------------------------------
                                     10) UCC-1: BankVest     07/09/1999  99139155  Equipment Lease
                                         Capital Corp.
-----------------------------------------------------------------------------------------------------------------------------------

                             Schedule 3.2(A)(10)-13

DEBTOR: UTI HOLDINGS, INC.

                                                                          FILE
    JURISDICTION           UCC            SECURED PARTY       FILE DATE  NUMBER       COLLATERAL     FEDERAL TAX LIENS  JUDGEMENTS
------------------------------------------------------------------------------------------------------------------------------------
TEXAS SECRETARY OF                   11) UCC-1: BankVest     07/09/1999 99139814   Equipment Lease
      STATE                              Capital Corp.
------------------------------------------------------------------------------------------------------------------------------------
                                     12) UCC-1: BankVest     07/09/1999 99139815   Equipment Lease
                                         Capital Corp.
------------------------------------------------------------------------------------------------------------------------------------

WASHINGTON SECRETARY  Clear through           --                --        --             --            Clear through       N/A
    OF STATE           09/25/2001                                                                       09/25/2001
------------------------------------------------------------------------------------------------------------------------------------

                             Schedule 3.2(A)(10)-14

DEBTOR: CLINTON EDUCATION GROUP, INC.

                                                                       FILE
    JURISDICTION            UCC         SECURED PARTY    FILE DATE    NUMBER        COLLATERAL      FEDERAL TAX LIENS   JUDGEMENTS
------------------------------------------------------------------------------------------------------------------------------------
ARIZONA SECRETARY OF  1 UCC through   1) UCC-1: Heller  02/27/1998   1002232-0  Blanket Collateral    Clear through        N/A
      STATE             02/27/2002       Financial Inc.                              Statement         02/27/2002
------------------------------------------------------------------------------------------------------------------------------------
  MARICOPA COUNTY     1 UCC through   1) UCC-1: Heller  01/27/1998  98-0059879  Blanket Collateral    Clear through    Clear through
                        01/10/2202       Financial Inc.                              Statement         01/10/2002        01/10/2002
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA SECRETARY  1 UCC through   1) UCC-1: Heller  01/27/1998    02860560  Blanket Collateral    Clear through    Clear through
       OF STATE         02/13/2002       Financial Inc.                              Statement         02/13/2002        02/13/2002
------------------------------------------------------------------------------------------------------------------------------------
 DELAWARE SECRETARY    Clear through        --              --           --             --            Clear through        N/A
      OF STATE           02/28/2002                                                                      02/28/2002
------------------------------------------------------------------------------------------------------------------------------------
 ILLINOIS SECRETARY   1 UCC through   1) UCC-1: Heller  01/27/1998     3793380  Blanket Collateral    Clear through        N/A
      OF STATE          02/20/2002       Financial Inc.                              Statement          02/20/2002
------------------------------------------------------------------------------------------------------------------------------------
 NEW YORK DEPARTMENT  1 UCC through   1) UCC-1: Heller  01/27/1998      018030  Blanket Collateral    Clear through        N/A
      OF STATE          02/26/2002       Financial Inc.                              Statement          02/26/2002
------------------------------------------------------------------------------------------------------------------------------------
  NEW YORK COUNTY     1 UCC through   1) UCC-1: Heller  01/27/1998   98PN04318  Blanket Collateral    Clear through    Clear through
                        02/19/2002       Financial Inc.                              Statement          02/11/2002       02/11/2002
------------------------------------------------------------------------------------------------------------------------------------

                             Schedule 3.2(A)(10)-15

DEBTOR: CLINTON EDUCATION GROUP, INC.

                                                                       FILE
    JURISDICTION            UCC         SECURED PARTY    FILE DATE    NUMBER        COLLATERAL      FEDERAL TAX LIENS   JUDGEMENTS
------------------------------------------------------------------------------------------------------------------------------------
 TEXAS SECRETARY OF   1 UCC through   1) UCC-1: Heller  01/27/1998  9800016464  Blanket Collateral    Clear through        N/A
      STATE             02/06/2002       Financial Inc.                              Statement          02/06/2002
------------------------------------------------------------------------------------------------------------------------------------

                             Schedule 3.2(A)(10)-16

DEBTOR: CUSTOM TRAINING GROUP, INC.

---------------------------------------------------------------------------------------------------------------------------------
                                                                      FILE
     JURISDICTION           UCC         SECURED PARTY     FILE DATE  NUMBER       COLLATERAL     FEDERAL TAX LIENS  JUDGEMENTS
---------------------------------------------------------------------------------------------------------------------------------
 ARIZONA SECRETARY OF 2 UCCs through   1)UCC-1: Bank One 11/21/1997 0994293-0 Blanket Collateral   Clear through        N/A
        STATE            02/27/2002      Arizona NA                               Statement          02/27/2002
---------------------------------------------------------------------------------------------------------------------------------
                                       2)UCC-1: Heller   01/27/1998 1002233-0 Blanket Collateral
                                         Financial Inc.                           Statement
---------------------------------------------------------------------------------------------------------------------------------
   MARICOPA COUNTY     1 UCC through   1)UCC-1: Heller   01/27/2002 980059881 Blanket Collateral   Clear through   Clear through
                         0110/2202       Financial Inc.                           Statement         01/10/2002      01/10/2002
---------------------------------------------------------------------------------------------------------------------------------
 CALIFORNIA SECRETARY  1 UCC through   1)UCC-1: Heller   01/27/1998 02860254  Blanket Collateral   Clear through   Clear through
       OF STATE         02/13/2002       Financial Inc.                           Statement          02/13/2002      02/13/2002
---------------------------------------------------------------------------------------------------------------------------------
  BERNARDINO COUNTY    Clear through          --              --        --            --           Clear through   Clear through
                        02/11/2002                                                                   02/11/2002      02/11/2002
---------------------------------------------------------------------------------------------------------------------------------
 FLORIDA SECRETARY OF  Clear through          --              --        --            --           Clear through   Clear through
        STATE           03/06/2002                                                                   03/06/2002      03/06/2002
---------------------------------------------------------------------------------------------------------------------------------
    BREVARD COUNTY     Clear through          --              --        --            --           Clear through   Clear through
                        02/27/2002                                                                   02/27/2002      02/27/2002
---------------------------------------------------------------------------------------------------------------------------------
    ORANGE COUNTY      Clear through          --              --        --            --           Clear through   Clear through
                        02/19/2002                                                                   02/19/2002      02/19/2002
---------------------------------------------------------------------------------------------------------------------------------

                             Schedule 3.2(A)(10)-17

DEBTOR: CUSTOM TRAINING GROUP, INC.

---------------------------------------------------------------------------------------------------------------------------------
                                                                      FILE
     JURISDICTION           UCC         SECURED PARTY     FILE DATE  NUMBER       COLLATERAL     FEDERAL TAX LIENS  JUDGEMENTS
---------------------------------------------------------------------------------------------------------------------------------
ILLINOIS SECRETARY OF  1 UCC through   1)UCC-1: Heller   01/27/1998 003793379 Blanket Collateral   Clear through        N/A
        STATE           02/20/2002       Financial Inc.                          Statement          02/20/2002
---------------------------------------------------------------------------------------------------------------------------------
    DUPAGE COUNTY      Clear through         --               --        --           --            Clear through   Clear through
                         03/01/2002                                                                  03/01/2002      03/01/2002
---------------------------------------------------------------------------------------------------------------------------------
     KANE COUNTY       1 UCC through   1)UCC-1: Heller   01/27/1998  179899   Blanket Collateral   Clear through   Clear through
                        02/13/2002       Financial, Inc.                         Statement          02/13/2002      02/13/2002
---------------------------------------------------------------------------------------------------------------------------------
 NEW JERSEY SECRETARY  Clear through         --               --        --           --                N/A         Clear through
       OF STATE         02/24/2002                                                                                   02/22/2002
---------------------------------------------------------------------------------------------------------------------------------
    BERGEN COUNTY      Clear through         --               --        --           --             Clear through   Clear through
                        01/14/2002                                                                   02/20/2002      02/20/2002
---------------------------------------------------------------------------------------------------------------------------------
 NEW YORK DEPARTMENT   1 UCC through   1)UCC-1: Heller   01/27/1998  018028   Blanket Collateral   Clear through        N/A
       OF STATE         02/26/2002       Financial Inc.                          Statement          02/26/2002
---------------------------------------------------------------------------------------------------------------------------------
   NEW YORK COUNTY     1 UCC through   1)UCC-1: Heller   01/27/1998 98PN04320 Blanket Collateral   Clear through   Clear through
                         02/19/2002      Financial, Inc.                         Statement          02/11/2002      02/11/2002
---------------------------------------------------------------------------------------------------------------------------------
     PENNSYLVANIA      Clear through         --               --        --           --                 N/A             N/A
  SECRETARY OF STATE    02/28/2002
--------------------------------------------------------------------------------------------------------------------------------

                             Schedule 3.2(A)(10)-18

DEBTOR: CUSTOM TRAINING GROUP, INC.

---------------------------------------------------------------------------------------------------------------------------------
                                                                       FILE
     JURISDICTION           UCC         SECURED PARTY     FILE DATE   NUMBER       COLLATERAL     FEDERAL TAX LIENS  JUDGEMENTS
---------------------------------------------------------------------------------------------------------------------------------
    LEHIGH COUNTY      Clear through        --               --         --             --           Clear through   Clear through
                        03/01/2002                                                                    03/01/2002     03/01/2002
---------------------------------------------------------------------------------------------------------------------------------
  TEXAS SECRETARY OF   1 UCC through  1)UCC-1: Heller    01/27/1998 9800016465 Blanket Collateral   Clear through        N/A
        STATE           02/26/2002      Financial Inc.                             Statement          02/06/2002
---------------------------------------------------------------------------------------------------------------------------------
    HARRIS COUNTY      Clear through        --               --         --             --           Clear through   Clear through
                        02/27/2002                                                                    02/27/2002      02/27/2002
---------------------------------------------------------------------------------------------------------------------------------

                             Schedule 3.2(A)(10)-19

DEBTOR: PERFORMANCE TRAINING ASSOCIATES, INC.

----------------------------------------------------------------------------------------------------------------------------------
    JURISDICTION           UCC         SECURED PARTY     FILE DATE FILE NUMBER      COLLATERAL     FEDERAL TAX LIENS   JUDGEMENTS
----------------------------------------------------------------------------------------------------------------------------------
COLORADO SECRETARY OF 1 UCCs through 1) UCC-1: Heller   07/10/1998 19982044719  Blanket Collateral   Clear through        N/A
        STATE           02/13/2002      Financial, Inc.                            Statement         02/13/2002
----------------------------------------------------------------------------------------------------------------------------------
   ARAPAHOE COUNTY    1 UCC through  1) UCC-1: Heller   07/07/1998    A8102758  Blanket Collateral   Clear through   Clear through
                        02/13/2002      Financial, Inc.                             Statement         02/25/2002      02/25/2002
----------------------------------------------------------------------------------------------------------------------------------
    DENVER COUNTY     1 UCC through  1) UCC-1: Heller   07/09/1998  9800109443  Blanket Collateral   Clear through   Clear through
                        02/13/2001      Financial, Inc.                             Statement         02/25/2002      02/25/2002
----------------------------------------------------------------------------------------------------------------------------------
FLORIDA SECRETARY OF  1 UCC through  1) UCC-1: Heller   07/13/1998      155362  Blanket Collateral   Clear through   Clear through
       STATE            02/22/2002      Financial Inc.                              Statement         02/22/2002      02/22/2002
----------------------------------------------------------------------------------------------------------------------------------
 HILLSBOROUGH COUNTY  1 UCC through  1) UCC-1: Heller   07/08/1998    98152887  Blanket Collateral   Clear through   Clear through
                        02/20/2002      Financial Inc.                              Statement         02/20/2002      02/20/2002
----------------------------------------------------------------------------------------------------------------------------------

                             Schedule 3.2(A)(10)-20

DEBTOR: UNIVERSAL TECHNICAL INSTITUTE OF NORTH CAROLINA, INC. (FORMERLY KNOWN AS NASCAR TECHNICAL INSTITUTE, INC.)

---------------------------------------------------------------------------------------------------------------------------------
                                                                      FILE
    JURISDICTION           UCC         SECURED PARTY     FILE DATE   NUMBER        COLLATERAL    FEDERAL TAX LIENS   JUDGEMENTS
---------------------------------------------------------------------------------------------------------------------------------
ARIZONA SECRETARY OF  Clear through         --               --        --              --          Clear through         N/A
        STATE           3/11/2002                                                                   03/11/2002
---------------------------------------------------------------------------------------------------------------------------------
   MARICOPA COUNTY    Clear through         --               --        --              --          Clear through    Clear through
                        03/14/2002                                                                  03/14/2002       03/14/2002
---------------------------------------------------------------------------------------------------------------------------------
DELAWARE SECRETARY OF Clear through         --               --        --              --          Clear through         N/A
        STATE           02/28/2002                                                                  02/28/2002
---------------------------------------------------------------------------------------------------------------------------------
   NORTH CAROLINA     Clear through         --               --        --              --          Clear through         N/A
 SECRETARY OF STATE     03/08/2002                                                                  03/08/2002
---------------------------------------------------------------------------------------------------------------------------------
   IREDELL COUNTY     Clear through         --               --        --              --          Clear through    Clear through
                        03/11/2002                                                                  03/11/2002       03/11/2002
---------------------------------------------------------------------------------------------------------------------------------

                             Schedule 3.2(A)(10)-21

DEBTOR: THE CLINTON HARLEY CORPORATION

---------------------------------------------------------------------------------------------------------------------------------
    JURISDICTION           UCC         SECURED PARTY    FILE DATE  FILE NUMBER    COLLATERAL     FEDERAL TAX LIENS    JUDGEMENTS
---------------------------------------------------------------------------------------------------------------------------------
ARIZONA SECRETARY OF  Clear through         --              --          --            --         Clear through          N/A
        STATE           02/27/2002                                                                 02/27/2002
---------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA SECRETARY  Clear through         --              --          --            --         Clear through      Clear through
      OF STATE          02/13/2002                                                                 02/13/2002         02/13/2002
---------------------------------------------------------------------------------------------------------------------------------
DELAWARE SECRETARY OF Clear through         --              --          --            --         Clear through          N/A
        STATE           02/28/2002                                                                 02/28/2002
---------------------------------------------------------------------------------------------------------------------------------
FLORIDA SECRETARY OF  1 UCC through 1) UCC-1: Inter-Tel 01/10/2000 200000006556 Equipment Lease  Clear through      Clear through
        STATE           09/27/2001       Leasing Inc.                                              02/27/2002         02/27/2002
---------------------------------------------------------------------------------------------------------------------------------
ILLINOIS SECRETARY OF Clear through         --              --          --            --         Clear through           N/A
        STATE           02/20/2002                                                                 02/20/2002
---------------------------------------------------------------------------------------------------------------------------------
MISSISSIPPI SECRETARY Clear through         --              --          --            --         Clear through          N/A
      OF STATE          11/09/2001                                                                 11/09/2001
---------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY SECRETARY  Clear through         --              --          --            --              N/A           Clear through
      OF STATE          02/04/2202                                                                                    02/27/2002
---------------------------------------------------------------------------------------------------------------------------------

                             Schedule 3.2(A)(10)-22

DEBTOR: THE CLINTON HARLEY CORPORATION

---------------------------------------------------------------------------------------------------------------------------------
    JURISDICTION           UCC         SECURED PARTY    FILE DATE  FILE NUMBER    COLLATERAL     FEDERAL TAX LIENS    JUDGEMENTS
---------------------------------------------------------------------------------------------------------------------------------
WASHINGTON SECRETARY  Clear through         --              --          --           --             Clear through         N/A
      OF STATE          09/25/2001                                                                    09/25/2001
---------------------------------------------------------------------------------------------------------------------------------

                             Schedule 3.2(A)(10)-23

                                  SCHEDULE 3.4

                             CONTINGENT OBLIGATIONS

Letter of Credit in the amount of $6,400,000 issued on behalf of Universal Technical Institute, Inc. in favor of the United States Department of Education.

                                  Schedule 3.4

                                  SCHEDULE 3.8

                             AFFILIATE TRANSACTIONS

1. Lease Agreement dated January 1, 2002 between the John C. & Cynthia L. White Family Trust, as lessor, and the Clinton Harley Corporation, as lessee, for premises commonly known as 9751 Delegates Drive, Orlando, Florida 32821.

         Rent:             Base monthly rent $16,479.00/month plus sales taxes.
                           Increases in base rent calculated upon CPI increases or 4% whichever is greater at the end of each year

         Term:             Expires 12/31/2016

         Other costs:      Pass through of certain costs, including building
                           improvements, casualty, insurance, taxes and utilities.

         Permitted Uses:   Motorcycle classroom and/or lab.

2. Lease Agreement dated July 2, 2001 between Delegates, LLC, as lessor , and the Clinton Harley Corporation, as lessee, for premises commonly known as 9755 Delegates Drive, Orlando, Florida, 32821.

         Rent: $43,719 base rent/month plus sales taxes. Increases in base rent calculated upon CPI increases or 4% whichever is greater at the end of each year

         Term:             Expires 12/31/2016

         Other costs:      Pass through of certain costs, including
                           building improvements, casualty, insurance, taxes and utilities.

         Permitted Uses:   Motorcycle classroom and/or lab.

3. Lease Agreement dated April 1, 1994 between City Park, L.L.C., as lessor, and the Clinton Harley Corporation, as lessee, for premises commonly known as 2844 West Deer Valley Road and 2837 West Louise Drive, Phoenix, Arizona 85027.

         Rent: $30,345.00 base rent/month; plus 4% increases annually plus sales taxes.

         Term:             Expires 2/28/2015

         Other Costs:      Pass through of certain costs, including taxes and
                           insurance.

                                  Schedule 3.8

4. Lease Agreement between Universal Technical Institute of Texas, Inc. ("UTI Texas") and Universal Investment Properties for the premises commonly known as 721 Lockhaven Drive, Houston, Texas, dated August 1, 1999.

         Rent: Currently $71,375 per month plus taxes, assessments and property-related expenses. Yearly increases based on CPI with a minimum of 3% but not to exceed 6%.

         Term:             Expires July 31, 2016.

         Universal Investment Properties is a Texas General Partnership formed on October 1, 1983. The partners consist of the following former and current shareholders of UTI:

                PARTNER                                    PERCENTAGE
                -------                                    ----------
Robert Sweet                                                 32.455%
Robert Hartman                                                2.510
James Gribbin                                                 7.520
Estate of William Bailey                                      7.520
Robert Muecke                                                12.530
Robert and Myrna Sweet Family Trust                          32.455
Paul Hering                                                   5.010
                                                           --------
TOTAL                                                       100.000
                                                           ========

5. Holdings has entered into a Deferred Compensation Agreement with the following Sales Representatives:

                  Anthony Tagal
                  Dennis Seagle
                  John Redman
                  James Leech
                  Theodore Jones
                  Kent Irwin
                  James Hill
                  Ronald Brookman
                  David Jones
                  Joe Cutler
                  Randy Whitman

         The Deferred Compensation Agreement provides that Holdings continue to compensate these Sales Representatives during the one year following the Representative's retirement or separation. The amount of the deferred compensation is to be determined at the time of separation.

6. Holdings uses the services of Premier Graphics, a printing company, for a substantial amount of the Company's printing needs. The vendor, Premier Graphics, is owned by the aunt and uncle of Kimberly McWaters, who is a Stockholder and officer of Holdings.

                                 Schedule 3.8-2

7. Holdings provides a Medical Reimbursement Plan to four of its key executives. The Plan reimburses the participant for all out-of-pocket medical expenses up to the following maximum amounts per year.

John White                 $7,500.00
Robert Hartman              7,500.00
Kim McWaters                7,500.00
Sharon Gleeson              3,500.00
Jennifer Haslip             3,500.00
Randy Smith                 3,500.00
Roger Speer                 3,500.00

8.       Contracts with retired shareholders

         Holdings has an agreement related to Mr. Robert Sweet's (former owner) retirement in March 1993.

         Sweet Insurance:

         Mr. Sweet is currently receiving approximately $40,000 per year reimbursement for life insurance.

                                  Schedule 3.8-3

                                  SCHEDULE 3.9

                        MANAGEMENT FEES AND COMPENSATION

         Pursuant to the Management Consulting Agreement, dated as of September 30, 1997, between TJC Management Company ("TJC") and Universal Technical Institute, Inc. ("COMPANY"), as amended by that certain side letter dated September 30, 1998, that certain side letter dated September 30, 1999 (the "SECOND SIDE LETTER") by TJC and the Company and that certain side letter, dated March 29, 2002 among TJC, Penske ("PENSKE"), Charlesbank Capital Partners, LLC ("CHARLESBANK", and collectively with TJC and Penske, the "CONSULTANTS") and the Company (as amended, the "MANAGEMENT AGREEMENT"), the Company is required to pay the Consultants an annual fee, in quarterly installments, equal to the greater of $250,000 or 2.5% of EBITDA (as defined in the Management Agreement) plus reimbursement for reasonable out of pocket expenses. In addition, upon the approval of the Board of Directors for certain transactions, the Company is required to pay the Consultants an investment banking fee equal to (i) two percent (2.0%) of the value of any assets or stock of the Company or other entity acquired or sold by the Company or any of its Subsidiaries or Affiliates;
(ii) one percent (1.0%) of the value of any debt or equity financing consummated by the Company, or (iii) the greater of the two fees described in (i) and (ii) for any transaction involving both an acquisition or sale and a financing.

                                  Schedule 3.9

                                  SCHEDULE 3.10

                              BUSINESS DESCRIPTION

         The business of Holdings and its Subsidiaries (including The Clinton Harley Corporation) is to provide proprietary postsecondary vocational training and education. This education and training is focused on programs in six primary fields: (i) automotive; (ii) diesel; (iii) HVAC/R; (iv) collision repair and refinishing; (v) motorcycle; and (vi) marine. In addition, Holdings provides graduate training and custom-designed training programs through its Subsidiary, Custom Training Group Inc. ("CTG").

                                 Schedule 3.10

                                  SCHEDULE 5.3

                  VIOLATIONS, CONFLICTS, BREACHES AND DEFAULTS

         None

                                  Schedule 5.3

                           SCHEDULES 5.4(A) AND 5.4(B)

                JURISDICTIONS OF ORGANIZATION AND CAPITALIZATION

                                 [TO BE UPDATED]

                                STATE/DATE        SHARES                                 SHARES            SHARES IN
CORPORATION                     OF INCORP.      AUTHORIZED       SHARES ISSUED         OUTSTANDING         TREASURY
---------------------------------------------------------------------------------------------------------------------
Universal Technical             Delaware       8,500 Comm        3,096 Comm           3,096 Comm             14.6
Institute, Inc.                 9/11/97*/      25,000 Pref      11,178 Pref A        11,178 Pref A
                                                                 4,067 Pref B         4,067 Pref B
                                                                 4,200 Pref C         4,200 Pref C
                                                                 2,358 Pref D         2,358 Pref D
---------------------------------------------------------------------------------------------------------------------
UTI Holdings, Inc.           Arizona 8/5/91           100               50                   50                  0
---------------------------------------------------------------------------------------------------------------------
Universal Technical             Delaware              100              100                  100                  0
Institute of Arizona,           9/11/97
Inc.
---------------------------------------------------------------------------------------------------------------------
Universal Technical            California           1,000              100                  100                  0
Institute of                    10/03/97
California, Inc.
---------------------------------------------------------------------------------------------------------------------
Universal Technical              Texas          1,000,000            1,000                1,000                  0
Institute of Texas,             7/12/83
Inc.
---------------------------------------------------------------------------------------------------------------------
U.T.I. of Illinois, Inc.     Illinois 1/9/87        1,000            1,000                1,000                  0
---------------------------------------------------------------------------------------------------------------------
Custom Training                California           1,000            1,000                1,000                  0
Group, Inc.                      5/8/81
---------------------------------------------------------------------------------------------------------------------
The Clinton Harley              Delaware              100              100                  100                  0
Corporation                      9/11/97
---------------------------------------------------------------------------------------------------------------------
Clinton Education               Delaware              100              100                  100                  0
Group, Inc.                      9/11/97
---------------------------------------------------------------------------------------------------------------------
Universal Technical             Delaware             1000             1000                 1000                  0
Institute of North              07/17/01
Carolina, Inc.
---------------------------------------------------------------------------------------------------------------------

----------------

*/              Lincoln Technical Institute of Arizona, Inc., d/b/a Universal
         Technical Institute, an Arizona corporation incorporated on May 3, 1965, was reincorporated in Delaware merging into Universal Technical Institute, Inc. on September 29, 1997.

                          Schedules 5.4(A) and 5.4(B)

                                 SCHEDULE 5.4(D)

                             FOREIGN QUALIFICATIONS

         Universal Technical Institute Inc. ("HOLDINGS") and its Subsidiaries are qualified to do business in the following states: Arizona, California, Florida, Illinois, Minnesota, Mississippi, New Jersey, New York, North Carolina, Texas, Washington. These qualifications are based upon the residence of its Sales Representatives and registrations within the states.

         Holdings apportions its taxable income based upon payroll, property and gross receipts from each state as compared to the total amount of payroll, property and gross receipts for all states. In states where a Representative lives, the apportionment is based on the payroll in that state. Certain states where Holdings is not qualified may take the position that Holdings must be licensed in that state if its Representatives solicit students there.

         Holdings has only paid taxes for one entity in some states, and not for the parent and all subsidiaries. This is an acceptable position in some jurisdictions, but may not be in others. Therefore, some minimum annual franchise taxes may be due in some jurisdictions. However, Holdings has apportioned its revenues in all jurisdictions (except Illinois, which does not allow apportionment).

         Therefore, Holdings may not have all state, local and foreign licenses, permits or other approvals required for the operation of its business as now being conducted. Nevertheless, Holdings' exposure in these states is limited since such states could only require payment for up to three years of taxes, and Holdings' revenues in states where it is not qualified are low enough that only the minimum franchise tax would be required. The difference in cost between obtaining and maintaining qualification in these states and paying any potential penalties is minimal.

                                Schedules 5.4(D)

                                  SCHEDULE 5.6

                              INTELLECTUAL PROPERTY

          INTELLECTUAL PROPERTY RIGHTS OF UNIVERSAL TECHNICAL INSTITUTE

         Universal Technical Institute only has proprietary rights in teaching manuals that it prepares. Holdings has not taken any steps to attempt to protect these rights. Holdings does not feel that it has any other proprietary rights, invention disclosures, drawings, designs, customer lists, proprietary know how or information or other rights that are material to the business.

         The name "Universal Technical Institute, Inc." has not been protected nationwide with any trademark and tradename filings.

         In 2000, Holdings trademarked its logo, as set forth in Annex A. In 2001, Holdings trademarked PACT (Partnership for Accelerated Career Training) as set forth in Annex A.

Holdings currently does not have any patents.

       INTELLECTUAL PROPERTY RIGHTS OF THE CLINTON HARLEY CORPORATION AND
                          CLINTON EDUCATION GROUP, INC.

The Clinton Harley Corporation has proprietary rights in the following:

1.       Registered service marks listed in Annex A.

2.       Registered copyrights listed in Annex A.

3. Proprietary Rights in connection with the following names that are used in connection with CHC's Business:

         a.       Clinton Technical Institute

         b.       Motorcycle Mechanics Institute

         c.       Marine Mechanics Institute

4.       Commercially available software used by CHC.

5. Database application used to track information on students that take classes at the Clinton Technical Institute. This custom software was written by an employee of CHC.

Clinton Education Group, Inc. has proprietary rights in the commercially available software it uses.

Neither CHC nor CEG currently have any patents.

                                  Schedule 5.6

                                     ANNEX A

                                UTI TRADEMARKS(2)

                                                                                                         REG./FILING
     TRADEMARK                      OWNER                     STATUS/COUNTRY       REG. NUMBER              DATE
---------------------------------------------------------------------------------------------------------------------
UTI symbol             Universal Technical Institute,        Registered/            2,333,820           Mar. 21, 2000
(attached as           Inc.                                  United States
Exhibit A-1)

FACT                   Educational services, namely,         Registered/United      2,429,878           Feb. 20, 2001
                       conducting training classes to        States
                       become an automotive technician and
                       distributing co.

                       Universal Technical Institute,
PACT                   Inc.                                  Registered/United      2,506,017           Nov. 13, 2001
(attached as                                                 States
Exhibit A-2)           Universal Technical Institute,
                       Inc.
PACT and                                                     Registered/United      2,511,945           Nov. 27, 2001
Design                                                       States
(attached as
Exhibit A-3)
---------------------------------------------------------------------------------------------------------------------

                                 CHC TRADEMARKS

                                                                                                         REG./FILING
TRADEMARK                         OWNER                     STATUS/COUNTRY         REG. NUMBER              DATE
---------------------------------------------------------------------------------------------------------------------
 HONTECH               The Clinton Harley Corporation,       Registered/            1,402,546           July 22, 1986
                       d/b/a Motorcycle Mechanics            United States
                       Institute
---------------------------------------------------------------------------------------------------------------------
 YAMAPRO               The Clinton Harley Corporation,       Registered/            1,586,144           March 6, 1990
                       d/b/a Motorcycle Mechanics            United States
                       Institute
---------------------------------------------------------------------------------------------------------------------

                                 CHC COPYRIGHTS

        TITLE                           AUTHOR                   OWNER          REG. NUMBER             REG. DATE
----------------------------------------------------------------------------------------------------------------------
The Complete Guide to             Motorcycle Mechanics        Motorcycle         TX37379659           January 24, 1994
Motorcycle Mechanics              Institute                   Mechanics
                                                              Institute
----------------------------------------------------------------------------------------------------------------------

----------------

(2) Universal Technical Institute, Inc. will assign the trademarks to UTI Holdings, Inc. at Closing and such assignment shall be filed with the U.S. Patent and Trademark office by Lender's counsel. At Closing, UTI Holdings, Inc. will enter into an intercompany license agreement and license the trademarks to its direct and indirect subsidiaries and to Universal Technical Institute, Inc.

                                 Schedule 5.6-2

        TITLE                           AUTHOR                  OWNER            REG. NUMBER             REG. DATE
----------------------------------------------------------------------------------------------------------------------
The Complete Guide to             Motorcycle Mechanics        Motorcycle          TX1883586            August 4, 1986
Motorcycle Mechanics              Institute                   Mechanics
                                                              Institute
----------------------------------------------------------------------------------------------------------------------
How to Tune and Service           Motorcycle Mechanics        Motorcycle          TX1730627            January 8, 1986
a Four-Stroke Japanese            Institute                   Mechanics
Motorcycle                        Institute
----------------------------------------------------------------------------------------------------------------------

                                 CEG COPYRIGHTS

     TITLE                             AUTHOR                  OWNER            REG. NUMBER              REG. DATE
----------------------------------------------------------------------------------------------------------------------
Harley-Davidson                   Clinton Education           Clinton            TX5062068            January 18, 2000
Fundamentals I                    Group                       Education
                                                              Group
----------------------------------------------------------------------------------------------------------------------

                                 Schedule 5.6-3

                                  SCHEDULE 5.7

                            INVESTIGATIONS AND AUDITS

Holdings completed an audit by the Internal Revenue Service (IRS) for the tax year ended September 30, 1999. Deductions for meals & insurance were disallowed which will generate an increase in tax of approximately $35,000. Additional state income taxes for this period are estimated at less than $5,000.

No other audits are pending. No notifications have been received.

                                  Schedule 5.7

                                  SCHEDULE 5.8

                                EMPLOYEE MATTERS

Universal Technical Institute of Arizona, Inc., a wholly-owned Subsidiary of Borrower, is a party to separate employment agreements, dated as of September 30, 1997, with each of John C. White and Robert D. Hartman. Copies of these agreements have been previously provided to the Lenders.

Universal Technical Institute, Inc. ("Holdings") is party to the severance agreements listed below:

1. Severance Agreement between Holdings and Kim McWaters, dated as of June 22, 2000.

2. Severance Agreement between Holdings and Sharon Gleeson, dated as of June 30, 2000.

3. Severance Agreement between Holdings and Jennifer Haslip, dated as of August 1, 2001.

Historical information with respect to Employee Matters for Holdings, its Subsidiaries and the Institutions follows.

                          UNIVERSAL TECHNICAL INSTITUTE

At the present time, the person handling the travel arrangements for all employees of Universal Technical Institute, Inc. and its subsidiaries is treated as an independent contractor. It is possible that the Internal Revenue Service may attempt to treat that person as an employee with the result that the Company may owe taxes, penalties and interest.

                         THE CLINTON HARLEY CORPORATION

There are no pending material claims pending against the Company.

                                  Schedule 5.8

                                  SCHEDULE 5.11

                                NONCONTRAVENTION

None.

                                 Schedule 5.11

                                  SCHEDULE 5.16

             SUBORDINATED INDEBTEDNESS AND SELLER SUBORDINATED NOTES

6.55% Subordinated Note, due September 30, 2023, in the principal amount of $4,000,000 from Universal Technical Institute, Inc. to Clinton Education Group, Inc., an Arizona corporation.

8% Convertible Note, due June 30, 2006, in the principal amount of $5,250,000, from Universal Technical Institute, Inc. to Nelson R. Sharp.

13.5% Senior Subordinated Note, due January 31, 2008, in the principal amount of $10,750,000 from Universal Technical Institute, Inc. to J/Z CBO (Delaware), LLC.

13.5% Senior Subordinated Note, due January 31, 2008, in the principal amount of $4,650,000 from Universal Technical Institute, Inc. to JZEP.

13.5% Senior Subordinated Note, due October 31, 2006, in the principal amount of $4,000,000 from Universal Technical Institute, Inc. to JZEP.

13.5% Senior Subordinated Note, due January 31, 2008, in the principal amount of $2,000,000 from Universal Technical Institute, Inc. to Old Clinton Harley Corporation.

13.5% Senior Subordinated Note, due January 31, 2008, in the principal amount of $1,387,260.20 from Universal Technical Institute, Inc. to Robert D. Hartman.

13.5% Senior Subordinated Note, due January 31, 2008, in the principal amount of $271,063.10 from Universal Technical Institute, Inc. to Jeffrey Muecke.

13.5% Senior Subordinated Note, due January 31, 2008, in the principal amount of $157,471.20 from Universal Technical Institute, Inc. to James Gleeson.

13.5% Senior Subordinated Note, due January 31, 2008, in the principal amount of $28,502.70 from Universal Technical Institute, Inc. to Joseph Cutler.

13.5% Senior Subordinated Note, due January 31, 2008, in the principal amount of $25,307.90 from Universal Technical Institute, Inc. to Randall Smith.

13.5% Senior Subordinated Note, due January 31, 2008, in the principal amount of $18,413.20 from Universal Technical Institute, Inc. to Sherrell Smith.

13.5% Senior Subordinated Note, due January 31, 2008, in the principal amount of $15,352.20 from Universal Technical Institute, Inc. to Philip Christner.

13.5% Senior Subordinated Note, due January 31, 2008, in the principal amount of $15,352.20 from Universal Technical Institute, Inc. to Randal Whitman.

13.5% Senior Subordinated Note, due January 31, 2008, in the principal amount of $15,096.10 from Universal Technical Institute, Inc. to Thomas Nelmark.

13.5% Senior Subordinated Note, due January 31, 2008, in the principal amount of $10,853.80 from Universal Technical Institute, Inc. to Roger Speer.

                                 Schedule 5.16

13.5% Senior Subordinated Note, due January 31, 2008, in the principal amount of $5,006.90 from Universal Technical Institute, Inc. to Sharon Morrison.

13.5% Senior Subordinated Note, due January 31, 2008, in the principal amount of $25,160.25 from Universal Technical Institute, Inc. to Kimberly McWaters.

13.5% Senior Subordinated Note, due January 31, 2008, in the principal amount of $25,160.25 from Universal Technical Institute, Inc. to Paul C. Riordan.

                                Schedule 5.16-2

                                  SCHEDULE 7.1

                      CONDITIONS TO INITIAL LOANS HEREUNDER

(A) DELIVERIES. Any documents listed below shall be duly executed, in form and substance satisfactory to Agent, in quantities designated by Agent (except for the Amended and Restated Notes, of which only the originals shall be signed) and shall be delivered to Agent on or before the Second Amendment and Restatement Date. Capitalized terms used herein shall have the meanings set forth in the Second Amended and Restated Credit Agreement.

         (1) CREDIT AGREEMENT. Second Amended and Restated Credit Agreement and all Schedules and Exhibits thereto.

         (2) LENDER ADDITION AGREEMENTS AND ASSIGNMENTS. (i) Lender Addition Agreements (in the form of Exhibit 10.1(B) to the Original Credit Agreement and otherwise in substance satisfactory to Agent) evidencing such assignments by Exiting Lenders and/or Continuing Lenders of the rights and obligations under the Original Credit Agreement to New Lenders as may be necessary to consummate the transactions contemplated by the Second Amended and Restated Credit Agreement, and (ii) evidence satisfactory to Agent of any assignments by Exiting Lenders and/or Continuing Lenders to Continuing Lenders of the rights and obligations under the Original Credit Agreement to New Lenders as may be necessary to consummate the transactions contemplated by the Second Amended and Restated Credit Agreement.

         (3) TERM NOTES. Amended and Restated Term Notes for Term Loan A and Second Amended and Restated Term Notes for Term Loan B.

         (3)      REVOLVING NOTES. Revolving Notes for the Revolving Loans.

         (4) SECURITY AGREEMENT. Security Agreement for Holdings; Amended and Restated Security Agreement for Borrower and all Non-Institution Subsidiaries and confirmation of existing Security Agreement; a Security Agreement for each Non-Institution Subsidiary that has not heretofore provided one; and Copyright, Patent and/or Trademark Security Agreements, where appropriate for each entity executing a Security Agreement.

         (5)      SECURITY INTERESTS, UCC FILINGS AND STOCK CERTIFICATES.

                  (a) Evidence that Agent has a valid and perfected security interest in the Collateral, subject only to Permitted Encumbrances.

                  (b) Executed documents (including financing statements under the UCC and other applicable documents under the laws of any jurisdiction with respect to the perfection of Liens) as Agent may deem necessary to perfect or confirm its security interests in the Collateral.

                  (c) Certificates (which certificates shall be properly endorsed in blank for transfer or accompanied by irrevocable undated stock powers duly endorsed in blank) representing all of the capital stock of Borrower and all Non-Institution Subsidiaries pursuant to the pledge agreement.

         (6)      REAL PROPERTY.  Not Applicable.

                                  Schedule 7.1

         (7) ENVIRONMENTAL REPORT. An environmental report delivered to Agent.

         (8) NOTICE OF BORROWING AND LETTER OF DIRECTION. A letter of direction from Borrower to Agent describing the disbursement of the proceeds of Incremental Term Loan A and any advance under the Revolving Loan and any Lender Letter of Credit or Risk Participation Agreement to be made or issued on the Second Amendment and Restatement Date.

         (9) LETTER OF DIRECTION RE FUTURE LOANS. A letter of direction from Borrower to Agent authorizing and requesting Agent to wire transfer proceeds of all future advances under the Revolving Loan to a bank account designated by Borrower.

         (10) INSURANCE POLICIES AND ENDORSEMENTS. Copies of insurance certificates for Borrower and all Non-Institution Subsidiaries together with endorsements naming Agent and Lenders, as applicable, as lender's loss payee (with respect to all property insurance), additional insured (with respect to all liability insurance) or assignee (with respect to all business interruption insurance) pursuant to an assignment agreement acceptable to Agent.

         (11)     PAYOFF LETTERS.  For all Subject Subordinated Indebtedness.

         (12)     CONSENT AND WAIVER LETTERS.  As applicable.

         (13) FINANCIAL STATEMENTS. Financial statements referred to in subsection 5.5 of the Credit Agreement, and audited financial statements (reflecting a financial condition and results acceptable to the Agent) for the period ending September 30, 2001 of Holdings and its Subsidiaries.

         (14)     PRO FORMA AND PROJECTIONS.

         (15) FINANCIAL CONDITION/SOLVENCY CERTIFICATE. A representation of each of Borrower, Holdings and each other Loan Party regarding its financial condition and solvency (after giving effect to the Penske/Charlesbank Related Transactions), supported by the Pro Forma and Projections for the period commencing on March 1, 2002 and concluding on March 31, 2009.

         (16) CHARTER AND GOOD STANDING. Certified copies of the certificates or articles of incorporation of Holdings, Borrower, each Non-Institution Subsidiary and each other Loan Party together with good standing certificates from the respective states of incorporation and the respective states in which the principal places of business of each is located and from all states in which the activities of such Persons require them to be qualified and/or licensed to do business, each to be dated a recent date prior to the Second Amendment and Restatement Date.

         (17) BYLAWS. Copies of the bylaws of Holdings, Borrower, each Non-Institution Subsidiary and each other Loan Party certified as of the Closing Date by its corporate secretary or an assistant secretary.

         (18) RESOLUTIONS. Resolutions of the Boards of Directors of Holdings, Borrower, each Non-Institution Subsidiary and each other Loan Party authorizing and approving the execution, delivery and performance of the Loan Documents and all Penske/Charlesbank Related Transactions Documents to which such Person is a party, certified as of the

                                 Schedule 7.1-2

                  Second Amendment and Restatement Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment.

         (19) INCUMBENCY CERTIFICATES. Signature and incumbency certificates of the officers of each Loan Party executing the Loan Documents delivered on the Amendment and Restatement Date.

         (20) PLEDGE AGREEMENT. Amendment or Amendment and Restatement of existing Pledge Agreements by Borrower and Holdings (each, a "PLEDGE AGREEMENT") and delivery of stock certificate (with endorsement) for stock of any Subsidiary of Holdings as to which no delivery has been made heretofore.

         (21) GUARANTIES. Guaranty by Holdings and confirmation of each existing Guaranty of each Non-Institution Subsidiary.

         (22) PURCHASE AGREEMENTS. Certified copy of the final Convertible Preferred Stock Purchase Agreement, and any amendments, modifications or waivers thereto; and all certificates, legal opinions and letters delivered in connection with the Convertible Preferred Stock Purchase Agreement and the Penske/Charlesbank Related Transactions, which certificates, legal opinions and letters shall be addressed to Agent and Lenders or accompanied by a written authorization from the person delivering such certificate, opinion or letter stating that Agent and Lenders may rely on such document as though it were addressed to them.

         (23) RELATED TRANSACTIONS. Evidence that the Penske/Charlesbank Related Transactions have been consummated in accordance with the terms of the Convertible Preferred Stock Purchase Agreement and related documents and all other "RELATED AGREEMENTS" (as defined in the Convertible Preferred Stock Purchase Agreement), all as contemplated thereby, without material amendment or waiver except as approved in writing by Agent and Lenders.

         (24) GOVERNMENT APPROVALS. Evidence and copies of any required prior approvals of any State or local regulating agencies (including the Necessary Regulatory Authorities) of the transactions contemplated by the Convertible Preferred Stock Purchase Agreement.

         (25) OPINIONS OF COUNSEL. Written opinions of (i) Mayer, Brown, Rowe & Maw, special New York counsel, (ii) special Arizona counsel, (iii) special California counsel, (iv) special DOE regulatory counsel and (v) such other counsel as Agent may request, in each case, in form and substance satisfactory to Agent and its counsel, dated as of the Second Amendment and Restatement Date.

         (26) SATISFACTION OF SUBJECT SUBORDINATED INDEBTEDNESS. Evidence of satisfaction and cancellation of all evidence of such Indebtedness.

         (27) AMENDMENT OF HOLDINGS SUBORDINATED INDEBTEDNESS DOCUMENTS. Evidence that the Holdings Subordinated Indebtedness Documents governing the Remaining Subordinated Indebtedness shall have been amended in a manner satisfactory to Agent and Requisite Lenders.

         (29) PRE-CLOSING SEARCHES. UCC, tax and judgment search reports listing all effective financing statements, tax liens and judgment liens that name Holdings or any of its

                                 Schedule 7.1-3

                  Subsidiaries (or any of their respective predecessors) or any other Loan Party as debtor, together with copies of such financing statements, tax liens and judgment liens, the contents of which shall be satisfactory to Agent.

         (29) PREFERRED STOCK. Certified copies of certificate of designation of Series D Preferred Stock.

         (30) FEE LETTER. Fee letter among Borrower and Agent in respect of a documentation fee.

         (31) OTHER DOCUMENTS. Borrower and Holdings shall have delivered such other documents as Agent may reasonably request.

(B)      SUBSCHEDULES

         (1) LITIGATION. List of any outstanding judgments, actions, charges, claims, demands, suits, proceedings, petitions, governmental investigations or arbitrations now pending or, to the best knowledge of Borrower after due inquiry, threatened against Holdings, any of its Subsidiaries, any other Loan Party, the Companies or any or affecting any property of Holdings, any of its Subsidiaries, any other Loan Party, the Companies, along with status reports, annexed hereto as Subschedule 1.

         (2) EMPLOYEE BENEFIT PLANS. List of any employee benefit plans which Holdings, any of its Subsidiaries, any other Loan Party, the Companies or any Affiliate maintains or contributes to, or has any current or potential obligations under, and copies of IRS Determination Letters for each such employee benefit plan, annexed hereto as Subschedule 2.

         (3) CLOSING FEES. List of any broker's, finder's, due diligence, structuring, debt or equity placement fees, commissions or similar compensation payable with respect to the consummation of the Related Transactions, annexed hereto as Subschedule 3.

         (4) INVESTMENTS. List of any Investments in any Person by Holdings or any of its Subsidiaries, annexed hereto as Subschedule 4.

         (5) DERIVATIVES. List of any contracts or other relationships entered into by Holdings or any of its Subsidiaries which involve the exchange, transfer or modification of risks associated with fluctuations in interest rates, currency exchange rates or commodity prices or any similar risks through caps, swaps, collars, futures contracts, forward exchange contracts or any other type of derivative arrangement, annexed hereto as Subschedule 5.

         (6) BANK ACCOUNT. List of bank accounts setting forth for each such bank account, the bank at which the account is maintained, the account number, the purpose of the account and the maximum balance of the account.

         (7) SUBSIDIARIES. List of Holdings' and Borrowers' percentage ownership of each of their respective Subsidiaries.

                                 Schedule 7.1-4

The foregoing deliveries and subschedules are true, correct and complete and are made and delivered this 29th day of March, 2002.

                                                BORROWER:

                                                UTI HOLDINGS, INC.
                                                By: ____________________________
                                                    Name:
                                                    Title:

                                 Schedule 7.1-5

                               SCHEDULE 7.1(B)(1)

                                   LITIGATION

Occasionally litigation against Holdings and its Subsidiaries is threatened by various parties as a result of incidents occurring in the ordinary course of business. There are no material lawsuits pending with the Company.

                               Schedule 7.1(B)(1)

                               SCHEDULE 7.1(B)(2)

                             EMPLOYEE BENEFIT PLANS

Dental. Dental insurance is provided through MetLife. Two plans are offered including a basic and a buy-up program. This is a pre-tax benefit.

Short term and long term disability. Jefferson Pilot Financial is the carrier for company paid short and long term disability. Short term pays 66 and 2/3% of base up to $500 per week. Long term disability provides 50% of base salary up to $5,000 per month maximum. Jefferson Pilot also offers voluntary term life insurance for the employee, spouse and dependents in varying amounts.

Vision. A voluntary discount vision program is offered through EyeMed Vision
Care.

Life and AD&D. These programs are also offered through Jefferson Pilot Financial. Employees are eligible for one times their base salary up to $40,000 maximum.

Vacation. After completing 90 days of employment, all full-time and part-time regular employees accrue a bi-weekly vacation benefit equal to 10 days for 90 days to four years of service, 15 days for five years to nine years of service, and 20 days for 10 plus years of service.

Holidays. All full-time and part-time regular employees are eligible for holiday pay. The Company observes nine paid holidays per calendar year.

Sick/Personal Time. All full-time and part-time regular employees are eligible for a maximum of six paid days off per year to be used for hours and/or days missed due to illness or personal reasons.

Tuition Reimbursement. The Company will provide reimbursement for the cost of tuition, books, lab and registration fees as follows: Non-Degree Course Work:
Must directly relate to the employee's professional development within the company. Payment is remitted at 100% if a grade of "C" or better is attained. Degree Programs: The Company will provide assistance for course work required as part of an approved degree program. The Company will provide 50% of reimbursement upon the successful completion of each course graded "C" or better. One year after graduation, the remaining 50% of the cost will be reimbursed to the active employee.

401(k). This program is available to full-time employees on the first of the month after 90 days of employment. The Company match is $.50 on the dollar up to 5% of base pay beginning January 1, 2002. The vesting schedule is 5 years and is zero for the first year.

Profit Sharing Plan. The Company provides a profit sharing plan with a discretionary match.

Bonus. Bonus plans are maintained for all employees as follows:

         Manager bonuses are paid each December based on a percentage of base pay and business unit achievement of targets.

         Grad Block bonuses are paid monthly to Education Representatives based on a percentage of tuition for graduates once they have exceeded what they have been paid in up front compensation

                               Schedule 7.1(B)(2)

         BBOP bonuses are paid quarterly to Graduate Employment Directors and Advisors based on the number of students employed after graduation.

         MPC bonuses are paid quarterly to Manufacturer Program Coordinators based on the number of starts in the manufacturer programs at each campus

         Industry Relations Managers Bonus is paid quarterly based on the number of starts and graduates in the assigned industry accounts

         Breakthrough Bonus is paid every year in December to all employees who do not participate in another bonus program based on business unit achievement of targets.

Executive Medical Reimbursement. A taxable medical reimbursement program is offered to senior executives. The program allows for reimbursement of unpaid medical expenses up to a specified dollar amount.

Executive Premiums. The Company pays medical, dental and buy-up disability insurance premiums for the senior executive team.

Deferred Compensation. This plan is available to senior executives and is a non-qualified plan. The executives may elect to defer compensation and elect investment options.

                              Schedule 7.1(B)(2)-2

                               SCHEDULE 7.1(B)(3)

                                  CLOSING FEES

Closing fees payable in the approximate amounts as set forth below:

TJC Management Corp.                                                                $ 1,325,000.00
The Jordan Company, LLC                                                                 562,781.25
Jordan Investment Company of Illinois                                                   112,218.75
Worldwide Training Group, LLC ("WTG")                                                   350,000.00
Charlesbank Capital Partners, LLC ("CCP")                                               150,000.00
Credit Suisse First Boston (Investment Banking)                                       1,609,000.00
Mayer, Brown, Rowe & Maw (Legal)                                                        550,000.00
Dow, Lohnes & Albertson, pllc (Legal)                                                   107,764.07
Sacks Tierney P.A. (Legal)                                                                1,500.00
Covington & Burling                                                                     430,000.00
George Aucott (Management Consultant)                                                   125,000.00
Lunkes & Associates (Management Consultant)                                             150,000.00
Crowe Chizek and Company, LLP                                                           109,227.00
Aon Risk Services, Inc.                                                                  25,000.00
Worldwide Training Group, LLC (Out of Pocket Expenses)                                   90,662.00
Charlesbank Capital Partners, LLC (Out of Pocket Expenses)                               30,808.00
The Jordan Company, LLC (Out of Pocket Expenses)                                         20,000.00
Senior Financing (Amendment Fee)                                                      1,575,000.00
Senior Financing (Documentation Fee)                                                     50,000.00
Bank Legal                                                                              156,500.00
Bank Expenses (Environmental, Insurance, Other)                                          28,261.75
Amendment Fee                                                                           153,300.00
  FEES ALREADY PAID BY THE COMPANY:
     PriceWaterhouseCoopers (Accounting)                                                100,200.00
     Dow, Lohnes & Albertson, pllc                                                       23,760.00
                                                                                    --------------

APPROXIMATE TRANSACTION RELATED FEES AND EXPENSES:                                  $ 7,835,982.82

                               Schedule 7.1(B)(3)

                               SCHEDULE 7.1(B)(4)

                                   INVESTMENTS

None.

                               Schedule 7.1(B)(4)

                               SCHEDULE 7.1(B)(5)

                                   DERIVATIVES

Neither Universal Technical Institute, Inc. nor any of its Subsidiaries are parties to any contracts or have entered into any relationships which involve the exchange, transfer or modification of risks associated with fluctuations in interest rates, currency exchange rates or commodity prices or any similar risks through caps, swaps, collars, futures contracts, forward exchange contracts or any other type of derivative arrangement.

                               Schedule 7.1(B)(5)

                               SCHEDULE 7.1(B)(6)

                                  BANK ACCOUNTS

BANK ONE. ARIZONA
-----------------
UTI Holdings Concentration                                    Sweep Account #2964-6016
Universal Technical Institute Inc.                            General Operating Account #0628-9095
Universal Technical Institute Inc.                            Payroll Account #0956-6844
Universal Technical Institute Inc.                            Student Payables Account #0956-6887
Clinton Harley Corporation (AZ Campus)                        Deposit Account #0631-7383
Universal Technical Institute Inc.                            Medical Reimbursement #2233-1177

BANK ONE, TEXAS

Universal Technical Institute of Texas, Inc.                  General Operating Account #1588115004

BANK ONE (CHICAGO)

U.T.I. of Illinois, Inc.                                      Student Payables Account #4425055723406

WELLS FARGO (CALIFORNIA)

Universal Technical Institute of California, Inc.             Student Payables Account #0465-045904

BANK OF AMERICA (FLORIDA)

Clinton Harley Corporation (Florida Campus)                   Deposit Account #002830126729

M&I THUNDERBIRD BANK #09
2839 W. BELL RD
PHOENIX, AZ 85023-3093

Chris Binder Memorial Fund                                    Account #09-12460-8

                                   **********

         The following are the Bank One fiduciary bank accounts (Title IV Accounts) at the DOE. When the students make "satisfactory progress", the monies may be withdrawn into the Company's general bank accounts. Depending upon the time of the year, these accounts may hold as much as $1,000,000.

UTI FFELP Trust #1 (EFT Transfers)                                     #0956-6879       Fed ID#86-0226984
MMI FFELP Trust #2 (EFT Transfers)                                     #0956-6916       Fed ID#86-0226984
Universal Technical Institute Federal EDPMS - Phoenix                  #0030-3036
Universal Technical Institute Federal EDPMS - Houston                  #0030-3132
MMI Federal EDPMS                                                      #2824-8147
Universal Technical Institute Federal Trust Fund - Phoenix             #0956-6924
Universal Technical Institute Federal Trust Fund - Houston             #0956-6676
Clinton Harley Federal Trust Fund                                      #2238-3831
SLM Financial Account                                                  #2828-8739
Universal Technical Institute CAL Grant                                #0630-0397

                               Schedule 7.1(B)(6)

                               SCHEDULE 7.1(B)(7)

                                  SUBSIDIARIES

Universal Technical Institute, Inc.
         owns 100% of

UTI Holdings, Inc.
         which, in turn, owns 100% of the following:

Universal Technical Institute of Arizona, Inc.*

Universal Technical Institute of California, Inc.

Universal Technical Institute of Texas, Inc.

U. T. I. of Illinois, Inc.

Universal Technical Institute of North Carolina, Inc.

Custom Training Group, Inc.

The Clinton Harley Corporation (Delaware)

Clinton Education Group, Inc. (Delaware)**

----------------------------------
*        Subsidiaries in italics are Institution Subsidiaries.

**       A shell corporation for future acquisitions.

                               Schedule 7.1(B)(7)

                                SCHEDULE 10.1(A)

                             PRO FORMA / PROJECTIONS

Attached hereto are the projections prepared by the Company. These projections represent a reasonable estimate by the Company of the future performance of Universal Technical Institute and its subsidiaries after giving effect to the discontinuance of NTT and PTA.

See attached.

                                Schedule 10.1(A)

THE JORDAN COMPANY
RECAPITALIZATION -- PENSKE -- MANAGEMENT BANK CASE
Assumes Transaction Closed 9/30/01
Dollars in Thousands)

1. TRANSACTION ASSUMPTIONS

SOURCES:

Bank Revolver                    $   4,500 (1)
Bank Term A                         20,000
Bank Term B                         30,000
Sub. Debt. (Hold. Co.)                   0
Sr. Red. Pref. (Hold Co.)                0
Other Sr. Pref. (Hold Co.)               0
Jr. Conv. Pref. (Hold Co.)          45,500 (2)
Common Stk. (Hold Co.)                   0
Cash on B/S                              0
                                 ---------
   Total                         $ 100,000
                                 =========

USES:

Pay Down Bank Debt               $  69,152
Pay Down Sub Debt                   23,400
PIK Interest                         1,850
Accrued Fees                         2,000
Fees & Expenses                      3,500 (3)
Working Capital                         99
                                 ---------
   Total                         $ 100,000
                                 =========

---------------
(1) Revolver Commitment =                        $ 20,000
    Avg. Seasonal Balance =                      $      0

(2) Purchased by New Investor. Convertible at:       42.5%

(3) Annual fee amortization (7 years):           $    500

FINANCING ASSUMPTIONS:

                              CLOSE RATE   PAYMENT      LIBOR +
                              ----------   -------      -------
Bank Revolver                   6.250%       Cash    3.25% Float (5)
Bank Term A                     6.250%       Cash    3.25% Float (5)
Bank Term B                     6.750%       Cash    3.75% Float (5)
Sub. Debt (Hold. Co.) (4)       8.000%       Cash    5.00% Fixed
Sr. Red. Pref. (Hold Co.)       7.500%       Cum.    4.50% Fixed
Other Sr. Pref. (Hold Co.)      6.000%       Cum.    3.00% Fixed
Jr. Conv. Pref. (Hold Co.)      7.500%       Cum.    4.50% Fixed

---------------
(4) Sub Debt % PIK              0.000%
    Sub Debt % Cash             8.000%

(5) Based on pricing grid, subject to change based on leverage.

PRO FORMA CAPITAL STRUCTURE:

                                                                 x EBITDA
                                                    ----------------------------------
                               $ AMOUNT   PERCENT    2001     LTM (6)   2002      2003
                               --------   -------    ----     ---       ----      ----
OPCO.

Bank Revolver                  $  4,500     3.57%    0.21 x   0.19 x    0.19 x    0.18 x
Bank Term A                      20,000    15.87%    1.16 x   1.05 x    1.03 x    0.98 x
Bank Term B                      30,000    23.80%    2.57 x   2.34 x    2.29 x    2.18 x
                               --------   ------    -----     ----      ----      ----
  Total Debt OpCo.             $ 54,500    43.24%    2.57 x   2.34 x    2.29 x    2.18 x

HOLDCO.

Sub Debt (Hold Co.)            $  6,616     5.25%    2.88 x   2.62 x    2.56 x    2.45 x
Sr. Red. Pref. (Hold Co.)             0     0.00%
Other Sr. Pref. (Hold Co.)       19,414    15.40%
Jr. Conv. Pref. (Hold Co.)       45,500    36.10%
Common Stk. (Hold Co.)                0     0.00%
                               --------   ------
Total Equity OpCo.             $ 71,530    56.76%
                               --------   ------
Total Capitalization           $126,030   100.00%
                               ========   ======

DEBT MULTIPLES:

                                        OPCO         TOTAL
                                        ----         -----
Total Debt                           $   54,500    $   61,116
Less Cash (7)                            (3,452)       (3,452)
                                     ----------    ----------
Net Debt                             $   51,049    $   57,665
                                     ==========    ==========

Net Debt/2001 EBITDA                       2.41 x        2.72 x
Net Debt/ LTM EBITDA (6)                   2.19 x        2.47 x
Net Debt/2002 EBITDA                       2.14 x        2.42 x
Net Debt/2003 EBITDA                       2.04 x        2.31 x

MARKET ASSUMPTIONS:

LIBOR at Close                             3.00%
Federal Income Tax Rate                   35.00%
State Income Tax Rate                      6.00%
Cash on Balance Sheet - LIBOR less         1.00%

----------
(6) LTM EBITDA is through November 2001.

(7) Cash is a pro forma value after the transaction.

                              Schedule 10.1(A)-2

2. INCOME STATEMENT

Years Ended September 30,

                                                                  ACTUAL
                                                    -----------------------------------
                                                     1998     1999     2000      2001
                                                    -------  -------  -------  --------
Net Sales                                           $66,226  $78,540  $92,701  $110,386
Cost of Goods Sold                                   15,288   19,827   25,517    34,384
                                                    -------  -------  -------  --------
 Gross Profit                                        50,938   58,713   67,184    76,002

SG&A                                                 43,127   50,412   54,592    59,275
                                                    -------  -------  -------  --------
Adjusted EBITA                                      $ 7,811  $ 8,301  $12,592  $ 16,727

Step-Up Depreciation (Book-40 Years)
Amort of Trans. Fees
Amort of Goodwill
Nascar Start-Up
TJC/Penske/Charlesbank Management/Director Fees

 EBIT

Interest Expense
Interest (Income)
Bank Fees

 Pre-Tax Income

Income Taxes

 Net Income

Cash Pref. Dividend
Cum. Pref. Dividend

 Net Income after Dividends

  EBITDA CALCULATION:

Adjusted EBITA                                      $ 7,811  $ 8,301  $12,592  $ 16,727
 Add: Depreciation                                    2,015    2,546    3,288     4,477
                                                    -------  -------  -------  --------
Adjusted EBITDA                                     $ 9,826  $10,847  $15,880  $ 21,204

 Less: CapEx                                          3,069    5,737    3,935     5,732
                                                    -------  -------  -------  --------
 FCF                                                $ 6,757  $ 5,110  $11,945  $ 15,472
                                                    =======  =======  =======  ========


                                                                                    PROJECTED
                                                    ------------------------------------------------------------------------------
                                                      2002      2003      2004      2005      2006      2007      2008      2009
                                                    --------  --------  --------  --------  --------  --------  --------  --------
Net Sales                                           $123,316  $142,018  $161,896  $185,240  $211,473  $232,620  $251,230  $266,304
Cost of Goods Sold                                    37,105    43,134    49,724    56,198    64,211    70,949    76,625    81,223
                                                    --------  --------  --------  --------  --------  --------  --------  --------
 Gross Profit                                         86,211    98,884   112,172   129,042   147,262   161,671   174,605   185,081

SG&A                                                  66,812    79,263    89,354   102,214   113,511   126,386   136,627   144,815
                                                    --------  --------  --------  --------  --------  --------  --------  --------
Adjusted EBITA                                      $ 19,399  $ 19,621  $ 22,818  $ 26,828  $ 33,751  $ 35,285  $ 37,978  $ 40,266

Step-Up Depreciation (Book-40 Years)                       0         0         0         0         0         0         0         0
Amort of Trans. Fees                                     500       500       500       500       500       500       500         0
Amort of Goodwill                                          0         0         0         0         0         0         0         0
Nascar Start-Up                                        1,814         0         0         0         0         0         0         0
TJC/Penske/Charlesbank Management/Director Fees          696       724       807       911     1,089     1,173     1,255     1,325
                                                    --------  --------  --------  --------  --------  --------  --------  --------
 EBIT                                               $ 16,389  $ 18,397  $ 21,511  $ 25,417  $ 32,162  $ 33,612  $ 36,222  $ 38,941

Interest Expense                                       4,414     4,707     4,933     4,843     4,649     4,262     3,349     1,852
Interest (Income)                                        (80)     (197)     (483)     (885)   (1,509)   (2,306)   (3,017)   (3,635)
Bank Fees                                                129       148       142       137       130       123       117       111
                                                    --------  --------  --------  --------  --------  --------  --------  --------
 Pre-Tax Income                                     $ 11,926  $ 13,739  $ 16,919  $ 21,322  $ 28,893  $ 31,534  $ 35,773  $ 40,614

Income Taxes                                           4,639     5,345     6,582     8,294    11,239    12,267    13,916    15,799
                                                    --------  --------  --------  --------  --------  --------  --------  --------
 Net Income                                         $  7,287  $  8,395  $ 10,338  $ 13,028  $ 17,654  $ 19,267  $ 21,857  $ 24,815

Cash Pref. Dividend                                        0         0         0         0         0         0         0         0
Cum. Pref. Dividend                                    4,577     4,577     4,577     4,577     4,577     4,577     4,577     4,577
                                                    --------  --------  --------  --------  --------  --------  --------  --------
 Net Income after Dividends                         $  2,709  $  3,817  $  5,760  $  8,450  $ 13,076  $ 14,690  $ 17,280  $ 20,238
                                                    ========  ========  ========  ========  ========  ========  ========  ========

  EBITDA CALCULATION:

Adjusted EBITA                                      $ 19,399  $ 19,621  $ 22,818  $ 26,828  $ 33,751  $ 35,285  $ 37,978  $ 40,266
 Add: Depreciation                                     4,450     5,355     5,449     5,614     5,802     7,624     8,233     8,727
                                                    --------  --------  --------  --------  --------  --------  --------  --------
Adjusted EBITDA                                     $ 23,849  $ 24,976  $ 28,267  $ 32,442  $ 39,553  $ 42,908  $ 46,211  $ 48,994

 Less: CapEx                                           6,065     5,729     6,254     5,498     5,873     6,373     6,873     7,373
                                                    --------  --------  --------  --------  --------  --------  --------  --------
 FCF                                                $ 17,784  $ 19,247  $ 22,013  $ 26,944  $ 33,680  $ 36,535  $ 39,338  $ 41,621
                                                    ========  ========  ========  ========  ========  ========  ========  ========

                               Schedule 10.1(A)-3

3. RATIO ANALYSIS

                                                ACTUAL
                                  ---------------------------------
                                   1998     1999     2000     2001
                                   ----     ----     ----     ----
Net Sales Growth                     --    18.59%   18.03%   19.08%
Gross Margin                      76.92%   74.76%   72.47%   68.85%
EBITDA Margin                     14.84%   13.81%   17.13%   19.21%
EBITA Margin                      11.79%   10.57%   13.58%   15.15%
FCF Margin                        10.20%    6.51%   12.89%   14.02%

                                                                  PROJECTED
                                   ---------------------------------------------------------------------
                                    2002     2003     2004     2005     2006     2007     2008     2009
                                    ----     ----     ----     ----     ----     ----     ----     ----
Net Sales Growth                   11.71%   15.17%   14.00%   14.42%   14.16%   10.00%    8.00%    6.00%
Gross Margin                       69.91%   69.63%   69.29%   69.66%   69.64%   69.50%   69.50%   69.50%
EBITDA Margin                      19.34%   17.59%   17.46%   17.51%   18.70%   18.45%   18.39%   18.40%
EBITA Margin                       15.73%   13.82%   14.09%   14.48%   15.96%   15.17%   15.12%   15.12%
FCF Margin                         14.42%   13.55%   13.60%   14.55%   15.93%   15.71%   15.66%   15.63%

INTEREST COVERAGE:
------------------
                                  PRO FORMA
                                  ----------------------------------

EBITDA/Bank Int. Exp.              2.58 x   2.84 x   4.16 x   5.56 x

EBITDA/Opco Cash Int. Exp.         2.23 x   2.46 x   3.60 x   4.80 x

EBITDA/Total Cash Interest Exp.    2.23 x   2.46 x   3.60 x   4.80 x

Bank Debt/EBITDA                   5.55 x   5.02 x   3.43 x   2.57 x

Opco Debt / EBITDA                 5.55 x   5.02 x   3.43 x   2.57 x

 Total Debt / EBITDA               6.22 x   5.63 x   3.85 x   2.88 x

INTEREST COVERAGE:
------------------
EBITDA/Bank Int. Exp.               6.25 x   6.07 x   6.48 x   7.52 x   9.60 x  11.50 x  16.39 x  37.05 x

EBITDA/Opco Cash Int. Exp.          5.40 x   5.31 x   5.73 x   6.70 x   8.51 x  10.07 x  13.80 x  26.46 x

EBITDA/Total Cash Interest Exp.     5.40 x   5.31 x   5.73 x   6.70 x   8.51 x  10.07 x  13.80 x  26.46 x

Bank Debt/EBITDA                    2.05 x   1.86 x   1.52 x   1.18 x   0.81 x   0.52 x   0.17 x   0.00 x

Opco Debt / EBITDA                  2.33 x   2.13 x   1.76 x   1.38 x   0.98 x   0.67 x   0.32 x   0.00 x

 Total Debt / EBITDA                2.33 x   2.13 x   1.76 x   1.38 x   0.98 x   0.67 x   0.32 x   0.00 x

                               Schedule 10.1(A)-4

4. CASH FLOW STATEMENT

                                                                              PROJECTED
                                                  ----------------------------------------------------------------------
                                                    2002     2003     2004     2005     2006     2007     2008     2009
                                                    ----     ----     ----     ----     ----     ----     ----     ----
OPERATING SOURCES:

Net Income after Dividends                        $ 2,709  $ 3,817  $ 5,760  $ 8,450  $13,076  $14,690  $17,280  $20,238
Cum. Dividends                                      4,577    4,577    4,577    4,577    4,577    4,577    4,577    4,577
Depreciation                                        4,450    5,355    5,449    5,614    5,802    7,624    8,233    8,727
Amort of Trans. Fees                                  500      500      500      500      500      500      500        0
Amort of Goodwill                                       0        0        0        0        0        0        0        0
PIK Interest                                            0        0        0        0        0        0        0        0

                                                  -------  -------  -------  -------  -------  -------  -------  -------
 Total Sources                                    $12,237  $14,250  $16,287  $19,142  $23,956  $27,391  $30,591  $33,542

OPERATING USES:

Increase in Working Capital                       $   320  $   331  $   324  $   243  $   221  $   177  $   201  $   201
Capital Expenditures                                6,065    5,729    6,254    5,498    5,873    6,373    6,873    7,373
                                                  -------  -------  -------  -------  -------  -------  -------  -------
 Total Uses                                       $ 6,385  $ 6,060  $ 6,578  $ 5,741  $ 6,094  $ 6,550  $ 7,074  $ 7,574
                                                  -------  -------  -------  -------  -------  -------  -------  -------
                                                                                                                          CUMULATIVE
Cash Flow From Operations                         $ 5,852  $ 8,189  $ 9,709  $13,401  $17,862  $20,841  $23,517  $25,969  ----------
                                                                                                                            $125,339
DEBT/PREF. AMORTIZATION (BORROWINGS):

Bank Term A                                           850    2,200    3,200    4,450    5,950    3,350        0        0
Bank Term B                                           150      300      300      300      300    6,400   14,250    8,000
Sub. Debt (Hold. Co.)                                   0        0        0        0        0        0        0    6,616
Sr. Red. Pref. (Hold Co.)                               0        0        0        0        0        0        0        0
Other Sr. Pref. (Hold Co.)                              0        0        0        0        0        0        0        0
Jr. Conv. Pref. (Hold Co.)                              0        0        0        0        0        0        0        0
Capital Leases                                        554      508      332       10        5        0        0        0
                                                  -------  -------  -------  -------  -------  -------  -------  -------
 Total Mandatory Amortization/Interest Hldg. Co.  $ 1,554  $ 3,008  $ 3,832  $ 4,760  $ 6,255  $ 9,750  $14,250  $14,616

Cash Bal. After Debt Amortization                 $ 4,298  $ 5,181  $ 5,877  $ 8,641  $11,607  $11,091  $ 9,267  $11,353
Add: Beginning Cash Bal.                            3,452    3,249    8,431   14,308   22,949   34,555   45,646   54,913
                                                  -------  -------  -------  -------  -------  -------  -------  -------
Cash Avail. Before Revolver                       $ 7,749  $ 8,431  $14,308  $22,949  $34,555  $45,646  $54,913  $66,265

Revolver Borrowings                               $     0  $     0  $     0  $     0  $     0  $     0  $     0  $     0
Revolver (Amortization)                            (4,500)       0        0        0        0        0        0        0
Additional Bank Term A Amortization                     0        0        0        0        0        0        0        0
Additional Bank Term B Amortization                     0        0        0        0        0        0        0        0
Additional Sr Sub Debt Amortization                     0        0        0        0        0        0        0        0
                                                  -------  -------  -------  -------  -------  -------  -------  -------
Ending Cash Balance                               $ 3,249  $ 8,431  $14,308  $22,949  $34,555  $45,646  $54,913  $66,265
                                                  =======  =======  =======  =======  =======  =======  =======  =======

                               Schedule 10.1(A)-5

5. BALANCE SHEET
September 30,

                                                    ACTUAL (1)                                     PROJECTED
                                             ------------------------  RECAP      PROFORMA   ---------------------
                                                2000        2001       ADJ.'S       2001        2002        2003
                                                ----        ----       ------       ----        ----        ----
Assets:

Cash & Equivalents                           $   2,792   $   3,353   $      99   $   3,452   $   3,249   $   8,431
Accounts Receivable                             65,381      73,251           0      73,251      84,463      97,273
Prepaid Student Acquisition Costs                6,885       8,780           0       8,780      10,174      11,716
Prepaid Expenses and other Current Assets        2,317       2,242           0       2,242       2,466       2,840
                                             ---------   ---------   ---------   ---------   ---------   ---------
  Total Current Assets                          77,375      87,626          99      87,725     100,352     120,260

Net Prop., Plant & Equip.                       14,806      17,077           0      17,077      18,692      19,066
Existing Goodwill                               21,150      20,578           0      20,578      20,578      20,578
Trans. Costs                                         0           0       3,500       3,500       3,000       2,500
Investments                                          0           0           0           0           0           0
Other Assets                                     5,176       5,969           0       5,969       5,969       5,969
                                             ---------   ---------   ---------   ---------   ---------   ---------
  Total Assets                                 118,507     131,250       3,599     134,849     148,591     168,373
                                             =========   =========   =========   =========   =========   =========
Liabilities & Equity

Accounts Payable                                 8,826      14,135           0      14,135      15,249      16,249
Deferred Revenues                               73,782      76,623           0      76,623      88,171     101,543
Other Current Liabilities                        1,329       3,111           0       3,111       2,960       2,982
                                             ---------   ---------   ---------   ---------   ---------   ---------
  Total Current Liabilities                     83,937      93,869           0      93,869     106,379     120,774

Revolver/Existing Debt                          73,916      69,152     (64,652)      4,500           0           0
Bank Term A                                          0           0      20,000      20,000      19,150      16,950
Bank Term B                                          0           0      30,000      30,000      29,850      29,550
Sub. Debt (Hold. Co.)                           29,526      30,016     (23,400)      6,616       6,616       6,616
Capital Leases                                   1,852       1,409           0       1,409         855         347
Other L.T. Liabilities (2)                      10,844      11,516      (3,850)      7,667       7,667       7,667
                                             ---------   ---------   ---------   ---------   ---------   ---------
  Total Liabilities                            200,075     205,962     (41,902)    164,061     170,517     181,904

Sr. Red. Pref. (Hold Co.)                            0           0           0           0           0           0
Other Sr. Pref. (Hold Co.)                      18,296      19,414           0      19,414      20,579      21,744
Jr. Conv. Pref. (Hold Co.)                           0           0      45,500      45,500      48,913      52,325
Common Stock                                         0           0           0           0           0           0
Retained Earnings                              (99,864)    (94,126)          0     (94,126)    (91,417)    (87,599)
                                             ---------   ---------   ---------   ---------   ---------   ---------
  Total Equity                                 (81,568)    (74,712)     45,500     (29,212)    (21,925)    (13,531)
                                             ---------   ---------   ---------   ---------   ---------   ---------
  Total Liabilities & Equity                 $ 118,507   $ 131,250   $   3,599   $ 134,849   $ 148,591   $ 168,373
                                             =========   =========   =========   =========   =========   =========

                                                                           PROJECTED
                                             ---------------------------------------------------------------------
                                                2004        2005        2006        2007       2008         2009
                                                ----        ----        ----        ----       ----         ----
Assets:

Cash & Equivalents                           $  14,308   $  22,949   $  34,555   $  45,646   $  54,913   $  66,265
Accounts Receivable                            110,888     126,877     144,845     159,329     172,075     182,400
Prepaid Student Acquisition Costs               13,356      15,282      17,447      19,191      20,726      21,970
Prepaid Expenses and other Current Assets        3,238       3,705       4,229       4,652       5,025       5,326
                                             ---------   ---------   ---------   ---------   ---------   ---------
  Total Current Assets                         141,790     168,813     201,076     228,819     252,739     275,961

Net Prop., Plant & Equip                        19,871      19,755      19,826      18,575      17,215      15,861
Existing Goodwill                               20,578      20,578      20,578      20,578      20,578      20,578
Trans. Costs                                     2,000       1,500       1,000         500           0           0
Investments                                          0           0           0           0           0           0
Other Assets                                     5,969       5,969       5,969       5,969       5,969       5,969
                                             ---------   ---------   ---------   ---------   ---------   ---------
  Total Assets                                 190,208     216,615     248,449     274,441     296,501     318,369
                                             =========   =========   =========   =========   =========   =========
Liabilities & Equity

Accounts Payable                                17,029      18,091      19,351      20,410      21,203      21,808
Deferred Revenues                              115,756     132,447     151,203     166,324     179,629     190,407
Other Current Liabilities                        3,319       3,705       4,124       4,420       4,773       5,060
                                             ---------   ---------   ---------   ---------   ---------   ---------
  Total Current Liabilities                    136,103     154,243     174,678     191,153     205,606     217,275

Revolver/Existing Debt                               0           0           0           0           0           0
Bank Term A                                     13,750       9,300       3,350           0           0           0
Bank Term B                                     29,250      28,950      28,650      22,250       8,000           0
Sub. Debt (Hold. Co.)                            6,616       6,616       6,616       6,616       6,616           0
Capital Leases                                      15           5           0           0           0           0
Other L.T. Liabilities (2)                       7,667       7,667       7,667       7,667       7,667       7,667
                                             ---------   ---------   ---------   ---------   ---------   ---------
  Total Liabilities                            193,401     206,780     220,961     227,686     227,888     224,941

Sr. Red. Pref. (Hold Co.)                            0           0           0           0           0           0
Other Sr. Pref. (Hold Co.)                      22,909      24,073      25,238      26,403      27,568      28,733
Jr. Conv. Pref. (Hold Co.)                      55,738      59,150      62,563      65,975      69,388      72,800
Common Stock                                         0           0           0           0           0           0
Retained Earnings                              (81,839)    (73,389)    (60,312)    (45,623)    (28,343)     (8,105)
                                             ---------   ---------   ---------   ---------   ---------   ---------
  Total Equity                                  (3,193)      9,835      27,488      46,755      68,613      93,428
                                             ---------   ---------   ---------   ---------   ---------   ---------
  Total Liabilities & Equity                 $ 190,208   $ 216,615   $ 248,449   $ 274,441   $ 296,501   $ 318,369
                                             =========   =========   =========   =========   =========   =========

---------------------------
(1) FY 2000 adjusted to exclude the net assets of discontinued operations.

(2) Includes a $4 million "shadow note" which is offset by a $4 million subscription receivable from John White.

                               Schedule 10.1(A)-6

6. REVENUE, CGS, S,G & A, AND W.C. ASSUMPTIONS
Years Ended December 31,

                                                                      ACTUAL                               PROJECTED
                                                ----------------------------------------------------------------------------
                                                   1998         1999         2000         2001         2002          2003
                                                   ----         ----         ----         ----         ----          ----
Net Sales                                          66,226       78,540       92,701      110,386       123,316       142,018
Growth Rate                                            NA        18.59%       18.03%       19.08%        11.71%        15.17%

Cost of Goods                                      15,288       19,827       25,517       34,384
Less:
  Primary Adjustment                                    0            0            0            0
  Other Adjustments                                     0            0            0            0
                                                ---------    ---------   ----------   ----------    ----------    ----------
Adj. Cost of Goods                                 15,288       19,827       25,517       34,384        37,105        43,134
As % of Net Sales                                   23.08%       25.24%       27.53%       31.15%        30.09%        30.37%

SG&A                                               43,127       50,412       54,592       59,934        68,626        77,763
Less:
  Nascar Start-Up Adjustment                                                                (257)       (1,814)            0
  Other "EBITDA" Adjustments (1)                                                            (402)            0             0
Plus: Expense Reserve (2)                                                                                    0         1,500
                                                                                      ----------    ----------    ----------
Adj. SG&A                                       $  43,127    $  50,412    $  54,592    $  59,275     $  66,812     $  79,263
As % of Net Sales                                   65.12%       64.19%       58.89%       53.70%        54.18%        55.81%

TJC/Penske/Charlesbank Mgt./Director Fees                                                                   696           724

Cost of Unused Line (1/2% of unused balance)                                                                46            65
Agent's Administration Fee                                                                                  50            50
Non-DOE L/C Fee (assumes $1.0 million @ 3.25%)                                                              33            33
                                                                                                    ----------    ----------
Bank Fees                                                                                                  129           148

Total Cap. Ex.                                      3,069        5,737        3,935        5,732         6,065         5,729

Total Depreciation                                  2,015        2,546        3,288        4,477         4,450         5,355
Step-Up P,P & E (Book - 40 Years)                                                                            0             0
                                                ---------    ---------   ----------   ----------    ----------    ----------
Total Depreciation                              $   2,015    $   2,546    $   3,288    $   4,477     $   4,450     $   5,355
Base Dep./Cap Exp.                                    0.7          0.4          0.8          0.8           0.7           0.9

Working Capital Assumptions
Days in A/R (Rev.)                                                            257.4        242.2         250.0         250.0
Prepaid Student Acquisitions (% of Sales)                                      7.43%        7.95%         8.25%         8.25%
Prepaid Expenses (% of Sales)                                                  2.50%        2.03%         2.00%         2.00%
Days in A/P (CGS)                                                             126.2        150.0         150.0         137.5
Def. Rev. (% of Sales)                                                        79.59%       69.41%        71.50%        71.50%
Other Current Liabilities (% of Sales)                                         1.43%        2.82%         2.40%         2.10%
Net Work. Cap. (3)                                                       ($   9,354)  ($   9,596)   ($   9,276)   ($   8,945)
W.C./Revenue                                                                 -10.09%       -8.69%        -7.52%        -6.30%
Inc. in Net W.C.                                                         ----------         (242)          320           331

                                                                       PROJECTED
                                                -----------------------------------------------------
                                                   2004            2005          2006         2007
                                                   ----            ----          ----         ----
Net Sales                                          161,896         185,240       211,473      232,620
Growth Rate                                          14.00%         14,42%         14.16%       10.00%

Cost of Goods
Less:
  Primary Adjustment
  Other Adjustments
                                                ----------    ------------    ----------   ----------
Adj. Cost of Goods                                  49,724          56,198        64,211       70,949
As % of Net Sales                                    30.71%          30.34%        30.36%       30.50%

SG&A                                                86,854          98,214       107,011      118,636
Less:
  Nascar Start-Up Adjustment                             0               0             0            0
  Other "EBITDA" Adjustments (1)                         0               0             0            0
Plus: Expense Reserve (2)                            2,500           4,000         6,500        7,750
                                                ----------    ------------    ----------   ----------
Adj. SG&A                                        $  89,354     $   102,214     $ 113,511    $ 126,386
As % of Net Sales                                    55.19%          55.18%        53.68%       54.33%

TJC/Penske/Charlesbank Mgt./Director Fees               807             911         1,089        1,173

Cost of Unused Line (1/2% of unused balance)            60              54            48           40
Agent's Administration Fee                              50              50            50           50
Non-DOE L/C Fee (assumes $1.0 million @ 3.25%)          33              33            33           33
                                                ----------    ------------    ----------   ----------
Bank Fees                                              142             137           130          123

Total Cap. Ex                                        6,254           5,498         5,873        6,373

Total Depreciation                                   5,449           5,614         5,802        7,624
Step-Up P,P & E (Book - 40 Years)                        0               0             0            0
                                                ----------    ------------    ----------   ----------
Total Depreciation                               $   5,449     $     5,614     $   5,802    $   7,624
Base Dep./Cap Exp.                                     0.9             1.0           1.0          1.2

Working Capital Assumptions
Days in A/R (Rev.)                                   250.0           250.0         250.0        250.0
Prepaid Student Acquisitions (% of Sales)             8.25%           8.25%         8.25%        8.25%
Prepaid Expenses (% of Sales)                         2.00%           2.00%         2.00%        2.00%
Days in A/P (CGS)                                    125.0           117.5         110.0        105.0
Def. Rev. (% of Sales)                               71.50%          71.50%        71.50%       71.50%
Other Current Liabilities (% of Sales)                2.05%           2.00%         1.95%        1.90%
Net Work. Cap. (3)                              ($   8,621)   ($     8,379)   ($   8,158)  ($   7,981)
W.C./Revenue                                         -5.33%          -4.52%        -3.86%       -3.43%
Inc. in Net W.C.                                       324             243           221          177

-----------------------------------
(1) Adjustments to "EBITDA", as per credit agreement. Primarily relates to TJC management fees.

(2) Represents an extra expense reserve taken versus the projections in the CSFB information. Such reserve is taken to discount the Company's "sale projections".

(3) Net Working Capital = (A/R + Prepaid Student Acquisition Costs + Prepaid Expenses) - (A/P + Deferred Revenues + Other Current Liabilities)

                               Schedule 10.1(A)-7

7. DEBT & PREFERRED AMORTIZATION

Libor - End of Year                                3.00%       3.75%       5.00%       5.50%       6.00%
Cash Balances                                      2.00%       2.75%       4.00%       4.50%       5.00%

Bank Revolver                                  At Close        2002        2003        2004        2005
                                               --------    --------    --------    --------    --------
Total Capacity                                 $ 20,000    $ 20,000    $ 20,000    $ 20,000    $ 20,000
  Less: Borrowings O/S                            4,500       4,500           0           0           0
  Less: Title IV L/C                                          6,250       6,982       8,041       9,166
                                               --------    --------    --------    --------    --------
Total Excess                                     15,500       9,250      13,018      11,959      10,834

L/C Fees @ 3.25% (based on current pricing)                $    203    $    227    $    261    $    298
Rate                                               6.25%       7.00%       8.25%       8.75%       9.25%
Beginning Principal                            $  4,500    $  4,500    $      0    $      0    $      0
  Borrowings                                                      0           0           0           0
  Amortization                                               (4,500)          0           0           0
                                               --------    --------    --------    --------    --------
Ending Principal                               $  4,500    $      0    $      0    $      0    $      0
                                               ========    ========    ========    ========    ========
Interest (Includes L/C Fees)                               $    352    $    227    $    261    $    298

    Seasonal Revolver Component

      Average Balance                          $      0    $      0    $      0    $      0    $      0
                                               ========    ========    ========    ========    ========
      Seasonal Interest                                    $      0    $      0    $      0    $      0

Bank Term A                                    At Close        2002        2003        2004        2005
                                               --------    --------    --------    --------    --------
Rate                                               6.25%       7.00%       8.25%       8.75%       9.25%
Beginning Principal                            $ 20,000    $ 20,000    $ 19,150    $ 16,950    $ 13,750
  Amortization                                                 (850)     (2,200)     (3,200)     (4,450)
  Optional Amortization                                           0           0           0           0
                                               --------    --------    --------    --------    --------
Ending Principal                               $ 20,000    $ 19,150    $ 16,950    $ 13,750    $  9,300
                                               ========    ========    ========    ========    ========
Interest                                                   $  1,325    $  1,460    $  1,441    $  1,238

Bank Term B                                    At Close        2002        2003        2004        2005
                                               --------    --------    --------    --------    --------
Rate                                               6.75%       7.50%       8.75%       9.25%       9.75%
Beginning Principal                            $ 30,000    $ 30,000    $ 29,850    $ 29,550    $ 29,250
  Amortization                                                 (150)       (300)       (300)       (300)
  Optional Amortization                                           0           0           0           0
                                               --------    --------    --------    --------    --------
Ending Principal                               $ 30,000    $ 29,850    $ 29,550    $ 29,250    $ 28,950
                                               ========    ========    ========    ========    ========
Interest                                                   $  2,138    $  2,425    $  2,660    $  2,779

Capital Leases                                 At Close        2002        2003        2004        2005
                                               --------    --------    --------    --------    --------
Rate                                                 NA          NA          NA          NA          NA
Beginning Principal                            $  1,409    $  1,409    $    855    $    347    $     15
  Amortization                                                 (554)       (508)       (332)        (10)
  Optional Amortization                                           0           0           0           0
                                               --------    --------    --------    --------    --------
Ending Principal                               $  1,409    $    855    $    347    $     15    $      5
                                               ========    ========    ========    ========    ========
Interest                                                   $     70    $     65    $     42    $      0

Libor - End of Year                                6.50%       7.00%       7.00%      7.00%
Cash Balances                                      5.50%       6.00%       6.00%      6.00%

Bank Revolver                                      2006        2007        2008       2009
                                               --------    --------    --------    -------
Total Capacity                                 $ 20,000    $ 20,000    $ 20,000    $20,000
  Less: Borrowings O/S                                0           0           0          0
  Less: Title IV L/C                             10,488      11,973      13,171     14,225
                                               --------    --------    --------    -------
Total Excess                                      9,512       8,027       6,829      5,775

L/C Fees @ 3.25% (based on current pricing)    $    341    $    389    $    428    $   462
Rate                                               9.75%      10.25%      10.25%     10.25%
Beginning Principal                            $      0    $      0    $      0    $     0
  Borrowings                                          0           0           0          0
  Amortization                                        0           0           0          0
                                               --------    --------    --------    -------
Ending Principal                               $      0    $      0    $      0    $     0
                                               ========    ========    ========    =======
Interest (Includes L/C Fees)                   $    341    $    389    $    428    $   462

    Seasonal Revolver Component

      Average Balance                          $      0    $      0    $      0    $     0
                                               ========    ========    ========    =======
      Seasonal Interest                        $      0    $      0    $      0    $     0

Bank Term A                                        2006        2007        2008       2009
                                               --------    --------    --------    -------
Rate                                               9.75%      10.25%      10.25%     10.25%
Beginning Principal                            $  9,300    $  3,350    $      0    $     0
  Amortization                                   (5,950)     (3,350)          0          0
  Optional Amortization                               0           0           0          0
                                               --------    --------    --------    -------
Ending Principal                               $  3,350    $      0    $      0    $     0
                                               ========    ========    ========    =======
Interest                                       $    884    $    335    $      0    $     0

Bank Term B                                        2006        2007        2008       2009
                                               --------    --------    --------    -------
Rate                                              10.25%      10.75%      10.75%     10.75%
Beginning Principal                            $ 28,950    $ 28,650    $ 22,250    $ 8,000
  Amortization                                     (300)     (6,400)    (14,250)    (8,000)
  Optional Amortization                               0           0           0          0
                                               --------    --------    --------    -------
Ending Principal                               $ 28,650    $ 22,250    $  8,000    $     0
                                               ========    ========    ========    =======
Interest                                       $  2,895    $  3,008    $  2,392    $   860

Capital Leases                                     2006        2007        2008       2009
                                               --------    --------    --------    -------
Rate                                                 NA          NA          NA         NA
Beginning Principal                            $      5    $      0    $      0    $     0
  Amortization                                       (5)          0           0          0
  Optional Amortization                               0           0           0          0
                                               --------    --------    --------    -------
Ending Principal                               $      0    $      0    $      0    $     0
                                               ========    ========    ========    =======
Interest                                       $      0    $      0    $      0    $     0

                               Schedule 10.1(A)-8

   Sub Debt (Hold Co.)                  At Close    2002      2003      2004      2005      2006      2007      2008      2009
--------------------------              --------  --------  --------  --------  --------  --------  --------  --------  --------
Rate         8.00%          8.00% Cash
Beginning Principal         0.00% PIK   $  6,616  $  6,616  $  6,616  $  6,616  $  6,616  $  6,616  $  6,616  $  6,616  $  6,616
 Amortization                                            0         0         0         0         0         0         0    (6,616)
 Optional Amortization                                   0         0         0         0         0         0         0         0
 PIK Interest                                            0         0         0         0         0         0         0         0
                                        --------  --------  --------  --------  --------  --------  --------  --------  --------
Ending Principal                        $  6,616  $  6,616  $  6,616  $  6,616  $  6,616  $  6,616  $  6,616  $  6,616  $      0
                                        ========  ========  ========  ========  ========  ========  ========  ========  ========

Cash Interest                                          529       529       529       529       529       529       529       529

Total Interest                                    $    529  $    529  $    529  $    529  $    529  $    529  $    529  $    529

 Sr. Red. Pref. (Hold Co.)              At Close    2002      2003      2004      2005      2006      2007      2008      2009
--------------------------              --------  --------  --------  --------  --------  --------  --------  --------  --------
Rate         7.50%                Cum.
Beginning Principal                     $      0  $      0  $      0  $      0  $      0  $      0  $      0  $      0  $      0
 Amortization                                            0         0         0         0         0         0         0         0
 PIK Dividend                                            0         0         0         0         0         0         0         0
                                        --------  --------  --------  --------  --------  --------  --------  --------  --------
Ending Principal                        $      0  $      0  $      0  $      0  $      0  $      0  $      0  $      0  $      0
                                        ========  ========  ========  ========  ========  ========  ========  ========  ========
Cash Dividend                                     $      0  $      0  $      0  $      0  $      0  $      0  $      0  $      0

Other Sr. Pref. (Hold Co.)              At Close    2002      2003      2004      2005      2006      2007      2008      2009
--------------------------              --------  --------  --------  --------  --------  --------  --------  --------  --------
Rate         6.00%                Cum.
Beginning Principal                     $ 19,414  $ 19,414  $ 20,579  $ 21,744  $ 22,909  $ 24,073  $ 25,238  $ 26,403  $ 27,568
 Amortization                                            0         0         0         0         0         0         0         0
 Cumulative Dividend                                 1,165     1,165     1,165     1,165     1,165     1,165     1,165     1,165
                                        --------  --------  --------  --------  --------  --------  --------  --------  --------
Ending Principal                        $ 19,414  $ 20,579  $ 21,744  $ 22,909  $ 24,073  $ 25,238  $ 26,403  $ 27,568  $ 28,733
                                        ========  ========  ========  ========  ========  ========  ========  ========  ========
Cash Dividend                                     $      0  $      0  $      0  $      0  $      0  $      0  $      0  $      0

Jr. Conv. Pref. (Hold Co.)              At Close    2002      2003      2004      2005      2006      2007      2008      2009
---------------------------             --------  --------  --------  --------  --------  --------  --------  --------  --------
Rate         7.50%                Cum.
Beginning Principal                     $ 45,500  $ 45,500  $ 48,913  $ 52,325  $ 55,738  $ 59,150  $ 62,563  $ 65,975  $ 69,388
 Amortization                                            0         0         0         0         0         0         0         0
 Cumulative Dividend                                 3,413     3,413     3,413     3,413     3,413     3,413     3,413     3,413
                                        --------  --------  --------  --------  --------  --------  --------  --------  --------
Ending Principal                        $ 45,500  $ 48,913  $ 52,325  $ 55,738  $ 59,150  $ 62,563  $ 65,975  $ 69,388  $ 72,800
                                        ========  ========  ========  ========  ========  ========  ========  ========  ========
Cumulative Dividend                               $  3,413  $  3,413  $  3,413  $  3,413  $  3,413  $  3,413  $  3,413  $  3,413
Total Accumulated Dividends                       $  3,413  $  6,825  $ 10,238  $ 13,650  $ 17,063  $ 20,475  $ 23,888  $ 27,300

                               Schedule 10.1(A)-9

9. COVERAGE RATIO ANALYSIS

                                                                              Projected
                                            Proforma   ----     ----     ----     ----     ----     ----     ----     ----
                                              2001     2002     2003     2004     2005     2006     2007     2008     2009
                                              ----     ----     ----     ----     ----     ----     ----     ----     ----
Bank Debt Interest                           $3,815   $3,815   $4,112   $4,362   $4,314   $4,119   $3,732   $2,820   $1,322
Other Opco Cash Interest                        599      599      594      571      529      529      529      529      529
                                             ------   ------   ------   ------   ------   ------   ------   ------   ------
Total Cash Interest                          $4,414   $4,414   $4,707   $4,933   $4,843   $4,649   $4,262   $3,349   $1,852
                                             ======   ======   ======   ======   ======   ======   ======   ======   ======
Cash Dividends                               $    0   $    0   $    0   $    0   $    0   $    0   $    0   $    0   $    0
Tax-Effected Cash Dividends (1)              $    0   $    0   $    0   $    0   $    0   $    0   $    0   $    0   $    0

Total Cash Interest and Cash Dividend (1)    $4,414   $4,414   $4,707   $4,933   $4,843   $4,649   $4,262   $3,349   $1,852

Operating Company Cash Interest              $4,414   $4,414   $4,707   $4,933   $4,843   $4,649   $4,262   $3,349   $1,852

PIK Interest Expense                         $    0   $    0   $    0   $    0   $    0   $    0   $    0   $    0   $    0

                                                                              Projected
                                            Proforma   ----     ----     ----     ----     ----     ----     ----     ----
                                              2001     2002     2003     2004     2005     2006     2007     2008     2009
                                              ----     ----     ----     ----     ----     ----     ----     ----     ----
EBITDA/Total Cash Interest                    4.80 x   5.40 x   5.31 x   5.73 x   6.70 x   8.51 x  10.07 x  13.80 x  26.46 x
EBITDA-CapEx/Total Cash Interest              3.51 x   4.03 x   4.09 x   4.46 x   5.56 x   7.25 x   8.57 x  11.75 x  22.48 x

EBITDA/Bank Interest                          5.56 x   6.25 x   6.07 x   6.48 x   7.52 x   9.60 x  11.50 x  16.39 x  37.05 x
EBITDA-CapEx/Bank Interest                    4.06 x   4.66 x   4.68 x   5.05 x   6.25 x   8.18 x   9.79 x  13.95 x  31.48 x

EBITDA/OpCo. Cash Interest                    4.80 x   5.40 x   5.31 x   5.73 x   6.70 x   8.51 x  10.07 x  13.80 x  26.46 x
EBITDA-CapEx/OpCo. Cash Int.                  3.51 x   4.03 x   4.09 x   4.46 x   5.56 x   7.25 x   8.57 x  11.75 x  22.48 x

EBITDA/Total Int. + Cash Div. (1)             4.80 x   5.40 x   5.31 x   5.73 x   6.70 x   8.51 x  10.07 x  13.80 x  26.46 x
EBITDA-CapEx/Total Int. + Cash Div. (1)       3.51 x   4.03 x   4.09 x   4.46 x   5.56 x   7.25 x   8.57 x  11.75 x  22.48 x

------------------
(1) Cash Dividend has been tax effected assuming the effective tax rate.


                              Schedule 10.1(A)-10

10. CAPITALIZATION

Dollar Amount:

                             At Close      2002        2003        2004        2005        2006        2007       2008       2009
                             --------      ----        ----        ----        ----        ----        ----       ----       ----
Bank Revolver                $  4,500    $      0    $      0    $      0    $      0    $      0    $      0   $      0   $      0
Bank Term A                    20,000      19,150      16,950      13,750       9,300       3,350           0          0          0
Bank Term B                    30,000      29,850      29,550      29,250      28,950      28,650      22,250      8,000          0
Sub Debt (Hold Co.)             6,616       6,616       6,616       6,616       6,616       6,616       6,616      6,616          0
                            ---------   ---------   ---------   ---------    --------    --------    --------   --------   --------
Total Debt                   $ 61,116    $ 55,616    $ 53,116    $ 49,616    $ 44,866    $ 38,616    $ 28,866   $ 14,616   $      0

Sr. Red. Pref. (Hold Co.)           0           0           0           0           0           0           0          0          0
Other Sr. Pref. (Hold Co.)     19,414      20,579      21,744      22,909      24,073      25,238      26,403     27,568     28,733
Jr. Conv. Pref. (Hold Co.)   $ 45,500    $ 48,913    $ 52,325    $ 55,738    $ 59,150    $ 62,563    $ 65,975   $ 69,388   $ 72,800
Common Stk. (Hold Co.)        (94,126)    (91,417)    (87,599)    (81,839)    (73,389)    (60,312)    (45,623)   (28,343)    (8,105)
                            ---------   ---------   ---------   ---------    --------    --------    --------   --------   --------
Total Equity                ($ 29,212)  ($ 21,925)  ($ 13,531)  ($  3,193)   $  9,835    $ 27,488    $ 46,755   $ 68,613   $ 93,428
                            ---------   ---------   ---------   ---------    --------    --------    --------   --------   --------
Total Capitalization         $ 31,904    $ 33,691    $ 39,585    $ 46,423    $ 54,701    $ 66,104    $ 75,621   $ 83,229   $ 93,428
                            =========   =========   =========   =========    ========    ========    ========   ========   ========

Percentage of Total Capital:

                            At Close   2002     2003     2004     2005     2006    2007    2008    2009
                            --------   ----     ----     ----     ----     ----    ----    ----    ----
Bank Revolver                 14.1%     0.0%     0.0%     0.0%     0.0%     0.0%    0.0%    0.0%    0.0%
Bank Term A                   62.7%    56.8%    42.8%    29.6%    17.0%     5.1%    0.0%    0.0%    0.0%
Bank Term B                   94.0%    88.6%    74.6%    63.0%    52.9%    43.3%   29.4%    9.6%    0.0%
Sub Debt (Hold Co.)           20.7%    19.6%    16.7%    14.3%    12.1%    10.0%    8.7%    7.9%    0.0%
                            ------   ------   ------   ------   ------    -----   -----   -----   -----
Total Debt                   191.6%   165.1%   134.2%   106.9%    82.0%    58.4%   38.2%   17.6%    0.0%

Sr. Red. Pref. (Hold Co.)      0.0%     0.0%     0.0%     0.0%     0.0%     0.0%    0.0%    0.0%    0.0%
Other Sr. Pref. (Hold Co.)    60.9%    61.1%    54.9%    49.3%    44.0%    38.2%   34.9%   33.1%   30.8%
Jr. Conv. Pref. (Hold Co.)   142.6%   145.2%   132.2%   120.1%   108.1%    94.6%   87.2%   83.4%   77.9%
Common Stk. (Hold Co.)      -295.0%  -271.3%  -221.3%  -176.3%  -134.2%   -91.2%  -60.3%  -34.1%   -8.7%
                            ------   ------   ------   ------   ------    -----   -----   -----   -----
Total Equity                 -91.6%   -65.1%   -34.2%    -6.9%    18.0%    41.6%   61.8%   82.4%  100.0%
                            ------   ------   ------   ------   ------    -----   -----   -----   -----
Total Capitalization         100.0%   100.0%   100.0%   100.0%   100.0%   100.0%  100.0%  100.0%  100.0%
                            ======   ======   ======   ======   ======    =====   =====   =====   =====

                              Schedule 10.1(A)-11

11. TERMINAL VALUES

     8.0 x EBITDA Multiple                          2002         2003         2004         2005
----------------------------------               ---------    ----------   ----------   ----------
EBITDA                                            $ 23,849     $ 24,976     $ 28,267     $ 32,442

Multiple                                             8.0 x        8.0 x        8.0 x        8.0 x
                                                 ---------    ---------    ---------    ---------
Enterprise Value                                  $190,792     $199,808     $226,136     $259,536

Less: Debt                                       ($ 55,616)   ($ 53,116)   ($ 49,616)   ($ 44,866)
Convertible Pref.                                  (45,500)     (45,500)     (45,500)     (45,500)
Acc. Dividends                                      (3,413)      (6,825)     (10,238)     (13,650)
Less: Sr. Red. Pref. (Hold Co.)                          0            0            0            0
Less: Other Sr. Pref. (Hold Co.                    (20,579)     (21,744)     (22,909)     (24,073)
Plus: Conversion                                    45,500       45,500       45,500       45,500
Add: Cash                                            3,249        8,431       14,308       22,949

                                                 ---------    ---------    ---------    ---------
Common Equity Value                               $114,434     $126,554     $157,682     $199,895
                                                 =========    =========    =========    =========

     8.0 x EBITDA Multiple                          2006         2007         2008         2009
----------------------------------               ---------    ----------   ----------   ----------
EBITDA                                            $ 39,553     $ 42,908     $ 46,211     $ 48,994

Multiple                                             8.0 x        8.0 x        8.0 x        8.0 x
                                                 ---------    ---------    ---------     --------
Enterprise Value                                  $316,424     $343,266     $369,688     $391,949

Less: Debt                                       ($ 38,616)   ($ 28,866)   ($ 14,616)    $      0
Convertible Pref.                                  (45,500)     (45,500)     (45,500)     (45,500)
Acc. Dividends                                     (17,063)     (20,475)     (23,888)     (27,300)
Less: Sr. Red. Pref. (Hold Co.)                          0            0            0            0
Less: Other Sr. Pref. (Hold Co.                    (25,238)     (26,403)     (27,568)     (28,733)
Plus: Conversion                                    45,500       45,500       45,500       45,500
Add: Cash                                           34,555       45,646       54,913       66,265

                                                 ---------    ---------    ---------     --------
Common Equity Value                               $270,063     $313,168     $358,529     $402,181
                                                 =========    =========    =========     ========

     9.0 x EBITDA Multiple                          2002         2003        2004          2005
----------------------------------               ---------    ----------   ----------   ----------
EBITDA                                            $ 23,849     $ 24,976     $ 28,267     $ 32,442

Multiple                                             9.0 x        9.0 x        9.0 x        9.0 x
                                                 ---------    ---------    ---------    ---------
Enterprise Value                                  $214,641     $224,784     $254,403     $291,978

Less: Debt                                       ($ 55,616)   ($ 53,116)   ($ 49,616)   ($ 44,866)
Convertible Pref.                                  (45,500)     (45,500)     (45,500)     (45,500)
Acc. Dividends                                      (3,413)      (6,825)     (10,238)     (13,650)
Less: Sr. Red. Pref. (Hold Co.)                          0            0            0            0
Less: Other Sr. Pref. (Hold Co.                    (20,579)     (21,744)     (22,909)     (24,073)
Plus: Conversion                                    45,500       45,500       45,500       45,500
Add: Cash                                            3,249        8,431       14,308       22,949
                                                 ---------    ---------    ---------    ---------
Common Equity Value                               $138,283     $151,530     $185,949     $232,337
                                                 =========    =========    =========    =========

     9.0 x EBITDA Multiple                          2006         2007        2008          2009
----------------------------------               ---------    ----------   ----------   ----------
EBITDA                                            $ 39,553     $ 42,908     $ 46,211     $ 48,994

Multiple                                             9.0 x        9.0 x        9.0 x        9.0 x
                                                 ---------    ---------    ---------     --------
Enterprise Value                                  $355,977     $386,175     $415,899     $440,943

Less: Debt                                        ($38,616)   ($ 28,866)   ($ 14,616)    $      0
Convertible Pref.                                  (45,500)     (45,500)     (45,500)     (45,500)
Acc. Dividends                                     (17,063)     (20,475)     (23,888)     (27,300)
Less: Sr. Red. Pref. (Hold Co.)                          0            0            0            0
Less: Other Sr. Pref. (Hold Co.                    (25,238)     (26,403)     (27,568)     (28,733)
Plus: Conversion                                    45,500       45,500       45,500       45,500
Add: Cash                                           34,555       45,646       54,913       66,265
                                                 ---------    ---------    ---------     --------
Common Equity Value                               $309,616     $356,077     $404,740     $451,175
                                                 =========    =========    =========     ========

     10.0 x EBITDA Multiple                         2002         2003        2004          2005
----------------------------------               ---------    ----------   ----------   ----------
EBITDA                                            $ 23,849     $ 24,976     $ 28,267     $ 32,442

Multiple                                            10.0 x       10.0 x       10.0 x       10.0 x
                                                 ---------    ---------    ---------    ---------
Enterprise Value                                  $238,490     $249,760     $282,670     $324,420

Less: Debt                                       ($ 55,616)   ($ 53,116)   ($ 49,616)   ($ 44,866)
Convertible Pref.                                  (45,500)     (45,500)     (45,500)     (45,500)
Acc. Dividends                                      (3,413)      (6,825)     (10,238)     (13,650)
Less: Sr. Red. Pref. (Hold Co.)                          0            0            0            0
Less: Other Sr. Pref. (Hold Co.                    (20,579)     (21,744)     (22,909)     (24,073)
Plus: Conversion                                    45,500       45,500       45,500       45,500
Add: Cash                                            3,249        8,431       14,308       22,949
                                                 ---------    ---------    ---------    ---------
Common Equity Value                               $162,132     $176,506     $214,216     $264,779
                                                 =========    =========    =========    =========

     10.0 x EBITDA Multiple                         2006         2007         2008         2009
----------------------------------               ---------    ----------   ----------   ----------
EBITDA                                            $ 39,553     $ 42,908     $ 46,211     $ 48,994

Multiple                                            10.0 x       10.0 x       10.0 x       10.0 x
                                                 ---------    ---------    ---------     --------
Enterprise Value                                  $395,530     $429,083     $462,110     $489,936

Less: Debt                                       ($ 38,616)   ($ 28,866)   ($ 14,616)    $      0
Convertible Pref.                                  (45,500)     (45,500)     (45,500)     (45,500)
Acc. Dividends                                     (17,063)     (20,475)     (23,888)     (27,300)
Less: Sr. Red. Pref. (Hold Co.)                          0            0            0            0
Less: Other Sr. Pref. (Hold Co.                    (25,238)     (26,403)     (27,568)     (28,733)
Plus: Conversion                                    45,500       45,500       45,500       45,500
Add: Cash                                           34,555       45,646       54,913       66,265
                                                 ---------    ---------    ---------     --------
Common Equity Value                               $349,169     $398,985     $450,951     $500,169
                                                 =========    =========    =========     ========

                              Schedule 10.1(A)-12

12. TAX CALCULATION

                                                    2002         2003         2004         2005
                                                  --------     --------     --------     -------
Pre-Tax Income                                    $ 11,926     $ 13,739     $ 16,919     $ 21,322
Add: Intangible Amortization                             0            0            0            0
Add: Existing Intangible Amortization                    0            0            0            0
Add: Step-Up Depreciation                                0            0            0            0
                                                  --------     --------     --------     --------
Taxable Earnings                                  $ 11,926     $ 13,739     $ 16,919     $ 21,322
Less: Deductible Intangible Amortization                 0            0            0            0
                                                  --------     --------     --------     --------
                                                  $ 11,926     $ 13,739     $ 16,919     $ 21,322

Beginning NOL (1)                                 $      0     $      0     $      0     $      0
Use of NOL                                               0            0            0            0
Contribution to NOL                                      0            0            0            0
Ending NOL                                               0            0            0            0
                                                  --------     --------     --------     --------
After NOL Taxable Earnings                        $ 11,926     $ 13,739     $ 16,919     $ 21,322

States Taxes @           6.00%                    $    716     $    824     $  1,015     $  1,279
Federal Taxes @         35.00%                       3,924        4,520        5,566        7,015
                                                  --------     --------     --------     --------
   Total Taxes                                    $  4,639     $  5,345     $  6,582     $  8,294
                                                  ========     ========     ========     ========

                                                    2006          2007         2008          2009
                                                  --------      -------      -------       -------
Pre-Tax Income                                    $ 28,893      $31,534      $35,773       $40,614
Add: Intangible Amortization                             0            0            0             0
Add: Existing Intangible Amortization                    0            0            0             0
Add: Step-Up Depreciation                                0            0            0             0
                                                  --------      -------      -------       -------
Taxable Earnings                                  $ 28,893      $31,534      $35,773       $40,614
Less: Deductible Intangible Amortization                 0            0            0             0
                                                  --------      -------      -------       -------
                                                  $ 28,893      $31,534      $35,773       $40,614

Beginning NOL (1)                                 $      0      $     0      $     0       $     0
Use of NOL                                               0            0            0             0
Contribution to NOL                                      0            0            0             0
Ending NOL                                               0            0            0             0
                                                  --------      -------      -------       -------
After NOL Taxable Earnings                        $ 28,893      $31,534      $35,773       $40,614

States Taxes @           6.00%                    $  1,734      $ 1,892      $ 2,146       $ 2,437
Federal Taxes @         35.00%                       9,506       10,375       11,769        13,362
                                                  --------      -------      -------       -------
   Total Taxes                                    $ 11,239      $12,267      $13,916       $15,799
                                                  ========      =======      =======       =======

-----------------
(1) As of 9/30/01, the Company had a NOL of $8.3 million. However, for purposes of this analysis, usage of this NOL has been excluded.

                              Schedule 10.1(A)-13

                                SCHEDULE 10.1(B)

                       SEPTEMBER 1999 CAPITAL CONTRIBUTION

               STOCKHOLDER                                            CONTRIBUTION
                                                                      ------------
Whites' Family Company LLC                                              156.87944
John C. White
Robert D. Hartman                                                       143.51712
Robert D. Hartman and Janice W. Hartman, Trustees
Hartman Investments Limited Partnership
Jeffrey Muecke                                                           31.65980
Kimberly Riordan
Paul C. Riordan
Sharon Morrison
Roger Speer                                                               9.89540
Joseph Cutler                                                             8.31140
Randall Smith                                                             8.31140
Phillip C. Christner                                                      7.91540
James Gleeson                                                             7.91540
Sherrell Smith                                                            6.33140
Randal Whitman                                                            3.97100
Thomas Nelmark                                                            3.97059
David K. Miller                                                           3.57435
Wendell Crabb
Sharon Gleeson                                                            1.98230
Dennis L. Hendrix                                                         1.76500
Howard A. Kosick
UTI Tax-Deferred Trust dd 2/24/97
JZEP                                                                    252.00000
UTI/TJC VOTING TRUST (b)
Leucadia Investors, Inc.                                                 63.00000
John W. Jordan, II Revocable Trust                                       39.46950
David W. Zalaznick                                                       39.46950
Jonathan F. Boucher                                                      33.83100
A. Richard Caputo                                                        25.20000
Adam E. Max                                                              25.20000
The Lowden Family Trust
John R. Lowden                                                           18.90000
Douglas J. Zych                                                           3.78000
Paul Rodzevik Profit Sharing Plan & Trust                                 2.52000
James E. Jordan Jr. Profit Sharing Plan & Trust                           0.63000
                                                                        ---------
TOTALS                                                                  900.00000
                                                                        =========

                                Schedule 10.1(B)

                                                                   PREFERRED
STOCKHOLDER                                                        SERIES C
---------------                                                    ----------
                  UTI SHAREHOLDERS

Whites' Family Company  LLC                                          732.10420
John C. White
                                                                 -------------
                     TOTAL WHITE                                     732.10420
                                                                 -------------
Robert D. Hartman                                                    540.33034
                                                                 -------------
                    TOTAL HARTMAN                                    540.33034
                                                                 -------------
Jeffrey Muecke                                                               -
Kimberly Riordan                                                             -
Paul C. Riordan                                                              -
Sharon Morrison                                                              -
Roger Speer                                                           26.27171
Joseph Cutler                                                         25.62888
Randall Smith                                                                -
Phillip C. Christner                                                   9.93851
James Gleeson                                                                -
Sherrell Smith                                                        10.77974
Randal Whitman                                                               -
Thomas Nelmark                                                         4.02941
David K. Miller                                                       16.67700
Wendell Crabb                                                                -
Sharon Gleeson                                                         9.25074
Dennis L. Hendrix                                                      8.23500
Howard A. Kosick                                                             -
UTI Tax-Deferred Trust dd 2/24/99                                    464.75447
                                                                 -------------
       TOTAL UTI SHARES INCL. WHITE & HARTMAN                      1,848.00000
                                                                 -------------

              THE JORDAN COMPANY & JZEP
JZEP Preferred Holdings Limited                                    1,176.00000
JZEP
UTI/TJC Voting Trust
Jordan Industries, Inc.                                            1,176.00000
                                                                 -------------
                  TOTAL TJC & JZEP                                 2,352.00000
                                                                 -------------

                                                                 -------------
TOTAL                                                              4,200.00000
                                                                 =============

                               Schedule 10.1(B)-2

                                                               EXECUTION VERSION

                     AMENDMENT NO. 1 TO SECOND AMENDMENT AND
                         RESTATEMENT OF CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of September __, 2002 (this "AMENDMENT"), to the SECOND AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT, dated as of March 29, 2002 (the "ORIGINAL CREDIT AGREEMENT"), among UTI HOLDINGS, INC., an Arizona corporation, as Borrower ("BORROWER") and UNIVERSAL TECHNICAL INSTITUTE, INC., a Delaware corporation, as Parent ("HOLDINGS"), the lenders signatory thereto from time to time (the "LENDERS"), HELLER FINANCIAL, INC., a Delaware corporation (in its individual capacity, "HELLER"), for itself as a Lender and as Agent for the Lenders (the "AGENT"). Terms defined in the Original Credit Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Original Credit Agreement.

                              PRELIMINARY STATEMENT

(1) Borrower and Holdings have requested that the Lenders agree to amend the Original Credit Agreement to allow Borrower and Holdings to guarantee the obligations of Institution Subsidiaries under certain operating leases entered into in the ordinary course of business by such Institution Subsidiaries; and

(2) The Lenders are willing to agree to so amend the Original Credit Agreement but only on and subject to the terms and conditions provided herein;

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), Borrower, Holdings and the Lenders hereby agree as follows:

(1) Subject to the satisfaction of the conditions set forth in Section 2 hereof, Section 3.4 of the Original Credit Agreement shall be and hereby is amended as follows:

         (a)      the word "and" is hereby deleted from the end of clause (M);

         (b) the period at the end of clause (N) is hereby replaced with "; and"; and

         (c)      the following shall be added as clause (O):

                  "(O) arising from any guarantee by Borrower or Holdings of the obligations of an Institution Subsidiary under any operating lease of premises constituting a campus operated by such Institution Subsidiary entered into in the ordinary course of business by such Institution Subsidiary."

(2) The foregoing amendments contained in this Amendment shall become effective (the "EFFECTIVE DATE") upon the satisfaction in full of the following conditions:

         (a) this Amendment shall have been executed and delivered by each of the Requisite Lenders, Borrower and Holdings;

         (b) each Person who has guaranteed the Obligations shall have executed a consent to this Amendment in the form provided below;

         (c) there shall be continuing no Default or Event of Default (after giving effect to the amendments contemplated by this Amendment); and

         (d) all representations and warranties of the Borrower contained in this Amendment and in the Original Credit Agreement shall be true and correct in all material respects as of the date hereof and as of the Effective Date, except to the extent such representations and warranties relate to a specific date.

(3) Each of Borrower and Holdings hereby represents and warrants as follows:

         (a) this Amendment has been duly authorized and executed by each such Person, and the Original Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligation of each such Person, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, moratorium and similar laws affecting the rights of creditors in general; and

         (b) each of Borrower and Holdings repeats and restates the representations and warranties made by it and contained in the Original Credit Agreement as of the date of this Amendment and as of the Effective Date, except to the extent such representations and warranties relate to a specific date.

(4) This Amendment is being delivered in the State of New York and shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be wholly performed within the State of New York.

(5) Each of Borrower and Holdings hereby ratify and confirm the Original Credit Agreement as amended hereby, and agree that, as amended hereby, the Original Credit Agreement remains in full force and effect.

(6) Each of Borrower and Holdings agree that all Loan Documents to which each such Person is a party remain in full force and effect notwithstanding the execution and delivery of this Amendment.

(7) This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart hereof by facsimile shall be as effective as delivery of a manually executed counterpart hereof.

(8) All references in the Loan Documents to the "Credit Agreement" and in the Original Credit Agreement as amended hereby to "this Agreement," "hereof," "herein" or the like shall mean and refer to the Original Credit Agreement as amended by this Amendment (as well as by all subsequent amendments, restatements, modifications and supplements thereto).

IN WITNESS WHEREOF, this Amendment No. 1 to the Second Amendment and Restatement of Credit Agreement has been duly executed as of the date first written above.

UTI HOLDINGS, INC.,
as Borrower

By:_________________________
   Name
   Title:

UNIVERSAL TECHNICAL INSTITUTE, INC.,
as Parent

By:_________________________
   Name
   Title:

HELLER FINANCIAL, INC.,
as Agent and Lender

By:_________________________
   Name
   Title:

ANTARES CAPITAL CORPORATION,
as Lender

By:_________________________
   Name
   Title:

THE ROYAL BANK OF SCOTLAND PLC,
as Lender

By:_________________________
   Name
   Title:

JPMORGAN CHASE BANK,
AS TRUSTEE OF THE ANTARES FUNDING TRUST
CREATED UNDER A TRUST AGREEMENT DATED AS OF
NOVEMBER 30, 1999,
as Lender

By:_________________________
   Name
   Title:

MARINER CDO 2002, LTD.,
as Lender

By:_________________________
   Name
   Title:

Each of the undersigned hereby consents to the execution and delivery by Borrower and Holdings of the foregoing Amendment No. 1 and agrees that each Loan Document to which it is a party remains in full force and effect and that such execution and delivery is not a defense to the obligations of the undersigned under any such Loan Document.

CUSTOM TRAINING GROUP, INC.                        CLINTON EDUCATION GROUP, INC.

By:_________________________                       By:__________________________
Name                                               Name
Title:                                             Title:

                                                                  EXECUTION COPY

                     AMENDMENT NO. 2 TO SECOND AMENDMENT AND
                         RESTATEMENT OF CREDIT AGREEMENT

AMENDMENT NO. 2, dated as of March 3, 2003 (this "AMENDMENT"), to the SECOND AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT, dated as of March 29, 2002 (as previously amended by Amendment No. 1, dated as of September 25, 2002, the "ORIGINAL CREDIT AGREEMENT"), among UTI HOLDINGS, INC., an Arizona corporation, as Borrower ("BORROWER") and UNIVERSAL TECHNICAL INSTITUTE, INC., a Delaware corporation, as Parent ("HOLDINGS"), (the lenders signatory thereto from time to time (the "LENDERS"), HELLER FINANCIAL, INC., a Delaware corporation (in its individual capacity, "HELLER"), for itself as a Lender and as Agent for the Lenders (the "AGENT"). Terms defined in the Original Credit Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Original Credit Agreement.

                              PRELIMINARY STATEMENT

(1) Borrower and Holdings have requested that the Lenders agree to amend the Original Credit Agreement (a) to allow Universal Technical Institute of Arizona, Inc., a Delaware corporation that is an Institution Subsidiary, to act as lessee under an operating lease for the Borrower's corporate headquarters and (b) to allow Holdings to guarantee such obligation; and

(2) The Lenders are willing to agree to so amend the Original Credit Agreement but only on and subject to the terms and conditions provided herein;

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), Borrower, Holdings and the Lenders hereby agree as follows;

(1) Subject to the satisfaction of the conditions set forth in Section 2 hereof, the Original Credit Agreement shall be and hereby is amended as follows:

         (a) Clause (O) of Section 3.4 is hereby amended and restated in its entirety to read as follows:

                  "(O) arising from any guarantee (i) by Borrower or Holdings of the obligations of an Institution Subsidiary under any operating lease of premises constituting a campus operated by such Institution Subsidiary entered into in the ordinary course of business by such Institution Subsidiary and (ii) by Holdings of the obligations of Arizona as lessee under the operating lease for Borrower's corporate headquarters located at 20410 North 19th Avenue, Phoenix, Arizona 85027,";

         (b) Section 3.10 is hereby amended by adding the following phrase between the phrases "and its Subsidiaries" and "and its performance from time to time" in the second sentence thereof;

                  ", any assumption of a Contingent Obligation permitted under
                  Section 3.4"; and

         (c)      Section 10.1 shall be amended as follows:

                  (i) the following defined term shall be added in its correct alphabetical position:

                           "'ARIZONA' means Universal Technical Institute of Arizona, Inc., a Delaware corporation that is an Institution Subsidiary."; and

                  (ii)     the definition of "Institution Subsidiary" in Section
                           10.1 is hereby amended by adding the following before the period at the end thereof;

                           ", except that Arizona shall constitute an Institution Subsidiary notwithstanding its being the lessee under the operating lease for Borrower's corporate headquarters located at 20410 North 19th Avenue, Phoenix, Arizona 85027".

(2) The foregoing amendments contained in this Amendment shall become effective (the "EFFECTIVE DATE") upon the satisfaction in full of the following conditions:

         (a) this Amendment shall have been executed and delivered by each of the Requisite Lenders, Borrower and Holdings;

         (b) each Person who has guaranteed the Obligations shall have executed a consent to this Amendment in the form provided below;

         (c) there shall be continuing no Default or Event of Default (after giving effect to the amendments contemplated by this Amendment); and

         (d) all representations and warranties of the Borrower contained in this Amendment and in the Original Credit Agreement shall be true and correct in all material respects as of the date hereof and as of the Effective Date, except to the extent such representations and warranties relate to a specific date.

(3) Each of Borrower and Holdings hereby represents and warrants as follows:

         (a) this Amendment has been duly authorized and executed by each such Person, and the Original Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligation of each such Person, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, moratorium and similar laws affecting the rights of creditors in general; and

         (b) each of Borrower and Holdings repeats and restates the representations and warranties made by it and contained in the Original Credit Agreement as of the date of this Amendment and as of the Effective Date, except to the extent such representations and warranties relate to a specific date.

(4) This Amendment is being delivered in the State of New York and shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be wholly performed within the State of New York.

(5) Each of Borrower and Holdings hereby ratify and confirm the Original Credit Agreement as amended hereby, and agree that, as amended hereby, the Original Credit Agreement remains in full force and effect.

(6) Each of Borrower and Holdings agree that all Loan Documents to which each such Person is a party remain in full force and effect notwithstanding the execution and delivery of this Amendment.

(7) This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart hereof by facsimile shall be as effective as delivery of a manually executed counterpart hereof.

(8) All references in the Loan Documents to the "Credit Agreement" and in the Original Credit Agreement as amended hereby to "this Agreement," "hereof," "herein" or the like shall mean and refer to the Original Credit Agreement as amended by this Amendment (as well as by all subsequent amendments, restatements, modifications and supplements thereto).

  [Remainder of page left blank intentionally; signatures on following pages.]

IN WITNESS WHEREOF, this Amendment No. 2 to the Second Amendment and Restatement of Credit Agreement has been duly executed as of the date first written above.

UTI HOLDINGS, INC.,                       UNIVERSAL TECHNICAL INSTITUTE, INC.,
as Borrower                               as Parent

/s/ Jennifer Haslip                       /s/ Jennifer Haslip
---------------------------               ---------------------------
Name JENNIFER HASLIP                      Name JENNIFER HASLIP
Title: CHIEF FINANCIAL OFFICER            Title: CHIEF FINANCIAL OFFICER

HELLER FINANCIAL, INC.,                   ANTARES CAPITAL CORPORATION,
as Agent and Lender                       as Lender

/s/ Matthew Colucci                       /s/ Tyler Lindblad
---------------------------               ---------------------------
Name MATTHEW COLUCCI                      Name TYLER LINDBLAD
Title: VICE PRESIDENT                     Title: DIRECTOR

THE ROYAL BANK OF SCOTLAND PLC,           JPMORGAN CHASE BANK,
as Lender                                 AS TRUSTEE OF THE ANTARES FUNDING
                                          TRUST CREATED UNDER A TRUST AGREEMENT
/s/ Una M. Corr                           DATED AS OF NOVEMBER 30, 1999,
---------------------------               as Lender
Name UNA M. CORR
Title: VICE PRESIDENT                     /s/ Leslie Hundley
                                          ---------------------------
MARINER CDO 2002, LTD.,                   Name LESLIE HUNDLEY
as Lender                                 Title: OFFICER

/s/ Tyler Lindblad
---------------------------
Name TYLER LINDBLAD
Title: DIRECTOR

                      SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                        SECOND AMENDMENT AND RESTATEMENT
                            OF UTI CREDIT AGREEMENT

Each of the undersigned hereby consents to the execution and delivery by Borrower and Holdings of the foregoing Amendment No. 2 and agrees that each Loan Document to which it is a party remains in full force and effect and that such execution and delivery is not a defense to the obligations of the undersigned under any such Loan Document.

CUSTOM TRAINING GROUP, INC.                      CLINTON EDUCATION GROUP, INC.

By: /s/ Jennifer Haslip                          By: /s/ Jennifer Haslip
    ---------------------------                      ---------------------------
Name   JENNIFER HASLIP                           Name   JENNIFER HASLIP
Title: CHIEF FINANCIAL OFFICER                   Title: CHIEF FINANCIAL OFFICER

                      SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                        SECOND AMENDMENT AND RESTATEMENT
                            OF UTI CREDIT AGREEMENT

                                                               EXECUTION VERSION

                     AMENDMENT NO. 3 TO SECOND AMENDMENT AND
                         RESTATEMENT OF CREDIT AGREEMENT

AMENDMENT NO. 3, dated as of July 16, 2003 (this "AMENDMENT"), to the SECOND AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT, dated as of March 29, 2002 (as previously amended by Amendment No. 1, dated as of September 25, 2002 and Amendment No. 2, dated as of March 3, 2003, the "CREDIT AGREEMENT"), among UTI HOLDINGS, INC., an Arizona corporation, as Borrower ("BORROWER") and UNIVERSAL TECHNICAL INSTITUTE, INC., a Delaware corporation, as Parent ("HOLDINGS"), the lenders signatory thereto from time to time (the "LENDERS"), HELLER FINANCIAL, INC., a Delaware corporation (in its individual capacity, "HELLER"), for itself as a Lender and as Agent for the Lenders (the "AGENT"). Terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

                              PRELIMINARY STATEMENT

(1) Borrower and Holdings have requested that the Lenders agree to amend the Credit Agreement as provided herein; and

(2) The Lenders are willing to agree to so amend the Credit Agreement but only on and subject to the terms and conditions provided herein;

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), Borrower, Holdings, Agent and the Lenders hereby agree as follows:

(1) Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement shall be and hereby is amended as follows:

         (a)      Section 1.1(B)(1) is hereby amended as follows:

                  (i) by replacing the amount "$20,000,000" in the first sentence with "$30,000,000";

                  (ii) by replacing the amount "$10,000,000" in the second sentence with "$15,000,000"; and

                  (iii) by replacing the amount "$15,000,000" in the second sentence with "$22,500,000" in lieu thereof.

         (b) Section 1.2(A) is hereby amended by revising the Pricing Table appearing therein in its entirety to read as follows:

                                 "PRICING TABLE

                                    BASE RATE MARGIN                      LIBOR MARGIN
                             ------------------------------    -------------------------------
                             OBLIGATIONS                          LOANS
                             OTHER THAN                         OTHER THAN
TOTAL DEBT TO TTM EBITDA     TERM LOAN B       TERM LOAN B      TERM LOAN B      TERM LOAN B
-------------------------    -----------     --------------    -------------    -------------
> 3.00x                         2.25%             2.75%            3.50%             4.00%

> 2.50 and < or = 3.00x         2.00%             2.50%            3.25%             3.75%

> 2.00 and < or = 2.50x         1.75%             2.25%            3.00%             3.50%

> 1.50 and < or = 2.00x         1.50%             2.00%            2.75%             3.25%

< or = l.50x                    1.25%             1.75%            2.50%             3.00%"

         (c) Clause (2) of Section 1.2(B) is hereby amended in its entirety to read as follows:

                  "(2) (a)until the Second Amendment and Restatement Date, three-eighths of one percent (0.375%) per annum and (b) from and after the Second Amendment and Restatement Date, (i) one-half of one percent (0.500%) per annum when the sum indicated in part (b) of clause (1) of this Section 1.2(B) is 50% or more of the Revolving Loan Commitment and (ii) three-quarters of one percent (0.750%) per annum when such sum is less than 50% of the Revolving Loan Commitment".

         (d) Section 3.5 is hereby amended by inserting the following text after the semicolon at the end of subsection (D):

                  "provided that, notwithstanding the foregoing, Holdings may, on or before August 31, 2003, prepay the outstanding principal amount on the Sharp Note in a single payment not to exceed $7,010,660;".

         (e)      Section 4.1 is hereby amended as follows:

                  (i) by replacing the amount "$9,000,000" in the first sentence of such section with "$30,000,000"; and

                  (ii) by replacing the amount "$3,000,000" in the second sentence of such section with "$10,000,000".

         (f) Section 4.8(H) is hereby amended by replacing the percentage "70%" appearing twice therein with the percentage "60%".

         (g) The signature pages for the following Lenders are hereby amended to change the amount of each such Lenders' "Commitment to make Revolving Loans" as follows:

                  (i) for Heller Financial, Inc., by replacing the amount $8,571,428.57 with $12,857,142.86;

                  (ii) for Antares Capital Corporation, by replacing the amount $5,714,285.71 with $8,571,428.57; and

                  (iii) for The Royal Bank of Scotland, by replacing the amount $5,714,285.71 with $8,571,428.57.

(2) On or before the Effective Date, Borrower will prepay the Loans in an amount equal to $15,000,000. Borrower and Agent hereby agree, pursuant to Section 1.5(A) of the Credit Agreement, that all of such prepayment shall be applied to prepay Term Loan B against all remaining installments in the inverse order thereof. Borrower and Agent further agree that such prepayment shall be deducted from EBITDA for the purpose of calculating Excess Cash Flow (as calculated on Exhibit 1.5(B)) for the fiscal year ended September 31, 2003.

(3) The foregoing amendments contained in this Amendment shall become effective (the "EFFECTIVE DATE") upon the satisfaction in full of the following conditions:

         (a) this Amendment shall have been executed and delivered by each of the Lenders, Borrower and Holdings;

         (b) each Person who has guaranteed the Obligations shall have executed a consent to this Amendment in the form provided below;

         (c) there shall be continuing no Default or Event of Default (after giving effect to the amendments contemplated by this Amendment); and

         (d) all representations and warranties of the Borrower contained in this Amendment and in the Credit Agreement shall be true and correct in all material respects as of the date hereof and as of the Effective Date, except to the extent such representations and warranties relate to a specific date.

(4) Each of Borrower and Holdings hereby represents and warrants as follows:

         (a) this Amendment has been duly authorized and executed by each such Person, and the Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligation of each such Person, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, moratorium and similar laws affecting the rights of creditors in general;

         (b) each of Borrower and Holdings repeats and restates the representations and warranties made by it and contained in the Credit Agreement as of the date of this Amendment and as of the Effective Date, except to the extent such representations and warranties relate to a specific date; and

         (c) as of July 10, 2003, (i) the aggregate outstanding principal balance of Term Loan A is $17,625,000, (ii) the aggregate outstanding principal balance of Term Loan B is $29,625,000,
                  (iii) the aggregate outstanding principal balance of the Revolving Loans is $13,600,000, which consists wholly of outstanding Lender Letters of Credit (including $7,600,000 of DOE Letters of Credit and $6,000,000 of Non-DOE Letters of Credit).

                  Each of such amounts are owed by the Borrower to the Lenders without defense of any kind.

(5) This Amendment is being delivered in the State of New York and shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be wholly performed within the State of New York.

(6) Each of Borrower and Holdings hereby ratify and confirm the Credit Agreement as amended hereby, and agree that, as amended hereby, the Credit Agreement remains in full force and effect.

(7) Each of Borrower and Holdings agree that all Loan Documents to which each such Person is a party remain in full force and effect notwithstanding the execution and delivery of this Amendment.

(8) This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart hereof by facsimile shall be as effective as delivery of a manually executed counterpart hereof.

(9) All references in the Loan Documents to the "Credit Agreement" and in the Credit Agreement as amended hereby to "this Agreement," "hereof," "herein" or the like shall mean and refer to the Credit Agreement as amended by this Amendment (as well as by all subsequent amendments, restatements, modifications and supplements thereto).

  [Remainder of page left blank intentionally; signatures on following pages.]

IN WITNESS WHEREOF, this Amendment No. 3 to the Second Amendment and Restatement of Credit Agreement has been duly executed as of the date first written above.

UTI HOLDINGS, INC.,                      UNIVERSAL TECHNICAL INSTITUTE, INC.,
as Borrower                              as Parent

/s/ Jennifer Haslip                      /s/ Jennifer Haslip
---------------------------              ---------------------------
Name JENNIFER HASLIP                     Name JENNIFER HASLIP
Title: CFO, SECRETARY                    Title: CFO, SECRETARY

HELLER FINANCIAL, INC.,                  ANTARES CAPITAL CORPORATION,
as Agent and Lender                      as Lender

/s/ Luis Acosta                          /s/ Tyler W. Lindblad
---------------------------              ---------------------------
Name LUIS ACOSTA                         Name TYLER W. LINDBLAD
Title: MD                                Title: DIRECTOR

THE ROYAL BANK OF SCOTLAND PLC,          JPMORGAN CHASE BANK,
as Lender                                AS TRUSTEE OF THE ANTARES FUNDING TRUST
                                         CREATED UNDER A TRUST AGREEMENT DATED
/s/ Una M. Corr                          AS OF NOVEMBER 30, 1999,
---------------------------              as Lender
Name UNA M. CORR
Title: VICE PRESIDENT                    /s/ Leslie Hundley
                                         ---------------------------
MARINER CDO 2002, LTD.,                  Name LESLIE HUNDLEY
as Lender                                Title: OFFICER

/s/ Tyler W. Lindblad
---------------------------
Name TYLER W. LINDBLAD
Title: DIRECTOR

                      SIGNATURE PAGE TO AMENDMENT NO. 3 TO
                        SECOND AMENDMENT AND RESTATEMENT
                            OF UTI CREDIT AGREEMENT

Each of the undersigned hereby consents to the execution and delivery by Borrower and Holdings of the foregoing Amendment No. 3 and agrees that each Loan Document to which it is a party remains in full force and effect and that such execution and delivery is not a defense to the obligations of the undersigned under any such Loan Document.

CUSTOM TRAINING GROUP, INC.                  CLINTON EDUCATION GROUP, INC.

By: /s/ Jennifer Haslip                      By: /s/ Jennifer Haslip
    ---------------------------                  ---------------------------
Name JENNIFER HASLIP                         Name JENNIFER HASLIP
Title: CFO, SECRETARY                        Title: CFO, SECRETARY

                      SIGNATURE PAGE TO AMENDMENT NO. 3 TO
                        SECOND AMENDMENT AND RESTATEMENT
                            OF UTI CREDIT AGREEMENT